   As filed with the Securities and Exchange Commission on July 11, 1997
                                                   Registration No. 333-24023


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                             AMENDMENT NO. 2 TO
                                  FORM S-3

                           REGISTRATION STATEMENT
                                   under
                         THE SECURITIES ACT OF 1933

                     FIRST NBC CREDIT CARD MASTER TRUST
                        (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
         (Originator of the Trust described herein and registrant)
             (Exact name as specified in registrant's charter)

         United States                               72-0269760
        (State or other jurisdiction of             (IRS Employer
        incorporation or organization)          Identification Number)

                             210 Baronne Street
                        New Orleans, Louisiana 70112
                               (504) 623-1371

                     (Address, including zip code, and
                      telephone number, including area
                      code, of registrant's principal
                             executive offices)

                              Michael A. Flick
                        Chief Administrative Officer
                         First Commerce Corporation
                    201 Saint Charles Avenue, 29th Floor
                        New Orleans, Louisiana 70170
                               (504) 623-1492

         (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 Copies to:

         Robert F. Hugi, Esq.                 Edward M. DeSear, Esq.
         MAYER, BROWN & PLATT            ORRICK, HERRINGTON & SUTCLIFFE LLP
         190 South LaSalle Street              666 Fifth Avenue
         Chicago, Illinois 60603             New York, New York 10103
             (312) 782-0600                     (212) 506-5000

     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions.

     If the only securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                                   CALCULATION OF REGISTRATION FEE

                                                      Proposed maximum        Proposed maximum
 Title of securities to        Amount to be          offering price per      aggregate offering            Amount of
      be registered             registered             certificate(1)             price(1)            registration fee(2)

Asset Backed
Certificates(3)                $750,000,000                 100%                 $750,000,000             $227,272.73
========================= =======================  ======================= =======================  =======================
(1)      Estimated solely for the purpose of calculating the registration fee.
(2)      Includes amount previously paid.
(3)      Also registered hereby are secondary market sales in Asset Backed
         Certificates to be effected by First National Bank of Commerce, the volume of which cannot be determined.


     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           INTRODUCTORY STATEMENT

         This Registration Statement contains (i) the form of Prospectus relating to the offering of a series of Asset Backed Certificates issued by First NBC Credit Card Master Trust, and (ii) a form of Prospectus Supplement relating to offerings of particular series of Asset Backed Certificates. Each Prospectus Supplement relates only to the securities described therein and is a form which may be used by First National Bank of Commerce ("First NBC"), among others, to offer Asset Backed Certificates under this Registration Statement.

         Because First NBC or an affiliate of First NBC intends to make a market in the Certificates for which it acts as an underwriter and may prepare a separate market-making prospectus and prospectus supplement in connection therewith, immediately following the form of Prospectus Supplement, there follow (i) alternate pages of the Prospectus and (ii) alternate pages of the form of Prospectus Supplement, which may be used by First NBC or such affiliate in connection with any offers and sales relating to market-making transactions in the Certificates. All other pages of the Prospectus and the form of Prospectus Supplement are also to be used for the market-making Prospectus and Prospectus Supplements.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                 SUBJECT TO COMPLETION, DATED JULY 11, 1997
       PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED __________ ___, 199_
                                     $
                     FIRST NBC CREDIT CARD MASTER TRUST
                 $    Class A [Floating Rate] [__%] Asset
                     Backed Certificates, Series 199_-_
                 $    Class B [Floating Rate] [__%] Asset
                     Backed Certificates, Series 199_-_

                      First National Bank of Commerce

                          Transferor and Servicer


Each Class A [Floating Rate] [__%] Asset Backed Certificate, Series 199_-___ (collectively, the "Class A Certificates") and each Class B [Floating Rate] [__%] Asset Backed Certificate, Series 199_-___ (collectively, the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") will represent the right to receive certain payments from the First NBC Credit Card Master Trust, created pursuant to a Pooling and Servicing Agreement between First National Bank of Commerce ("First NBC" or the "Bank"), as transferor and servicer, and The First National Bank of Chicago, as trustee. Certain capitalized terms used in this Prospectus Supplement are defined elsewhere in this Prospectus Supplement and the accompanying Prospectus. Please refer to the "Index of Defined Terms for Prospectus Supplement" on page S-52 and the "Index of Defined Terms for Prospectus" on page 78 for a listing of the pages on which such terms are defined.

         The property of the Trust includes receivables (the "Receivables") generated from time to time in a portfolio of MasterCard(R), VISA(R) and private label revolving credit card accounts (the "Accounts"), all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and proceeds of credit insurance policies relating to the Receivables, all monies in certain bank accounts of the Trust and certain other property as described herein. In addition, the Collateral Interest will be issued in the initial amount of $____________ and will be subordinated to the Certificates as described herein. First NBC will initially own the remaining undivided interest in the Trust not represented by the Certificates, the Collateral Interest and other interests issued by the Trust from time to time and will initially service the Receivables. First NBC may from time to time offer other Series of certificates that evidence undivided interests in certain assets of the Trust, which may have terms significantly different from the Certificates.

                                                   (continued on next page)

There currently is no secondary market for the Certificates, and there is no assurance that one will develop or, if one does, that it will continue until the Certificates are paid in full. Potential investors should consider, among other things, the information set forth in "Risk Factors" commencing on page S-18 herein and page 23 in the Prospectus.



THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF FIRST NBC OR ANY AFFILIATE THEREOF. A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR (EXCEPT FOR RECEIVABLES ARISING IN PRIVATE LABEL ACCOUNTS, WHICH REPRESENTED LESS THAN __% OF THE RECEIVABLES AS OF THE CUT-OFF DATE) ANY OTHER GOVERNMENTAL AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     Price to          Underwriting         Proceeds to
                                                     Public(l)           Discount         Transferor(l)(2)
         Per Class A Certificate........                     %                    %                 %
         Per Class B Certificate........                     %                    %                 %
         Total..............................     $                  $                   $

         (1)      Plus accrued interest, if any, at the Class A Rate or the Class B Rate, as applicable, from
         ________________, 199____.
         (2)      Before deduction of expenses estimated to be $______________.


         The Certificates are offered by the Underwriters and First NBC when, as and if issued by the Trust and accepted by the Underwriters and First NBC and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Certificates will be delivered in book-entry form on or about ___________________ ___, 199___, through the facilities of The Depository Trust Company[, Cedel Bank, societe anonyme, and the Euroclear System].


                  Underwriters of the Class A Certificates
[                     ]                             [                      ]

                  Underwriters of the Class B Certificates
[                     ]                             [                      ]

   The Date of this Prospectus Supplement is _______________  _____, 199_

         Interest will accrue on the Class A Certificates from _____________ ___, 199_ (the "Closing Date") through ______________ ___,
199_ and from ______________ ___, 199_ through _____________ ___, 199_ and with respect to each Interest Period thereafter, at the rate of _____% per annum [above the London interbank offered rate for ___-month United States dollar deposits ("LIBOR"), determined as described herein, prevailing on the related LIBOR Determination Date (as defined herein) with respect to such period] (the "Class A Rate"). Interest will accrue on the Class B Certificates from the Closing Date through ____________ ___, 199_ and from ______________ ___, 199_ through ______________ ___, 199_ and with respect to each Interest Period thereafter, at the rate of ____% per annum [above LIBOR prevailing on the related LIBOR Determination Date with respect to each such period] (the "Class B Rate"). [The initial LIBOR Determination Date is ____________ ___, 199_.] Interest with respect to the Certificates will be distributed on ______________ ___, 199_ and on the [15th] day of each month thereafter (or, if such [15th] day is not a business day, the next succeeding business day) (each, a "Distribution Date"). Principal on the Class A Certificates is scheduled to be distributed on the _____________ Distribution Date (the "Class A Scheduled Payment Date"), but may be paid earlier or later under the circumstances described herein. Principal on the Class B Certificates is scheduled to be distributed on the _____________ Distribution Date (the "Class B Scheduled Payment Date"), but may be paid earlier or later under the circumstances described herein. See "Maturity Assumptions."

         The Class B Certificates will be subordinated to the Class A Certificates, and the Collateral Interest will be subordinated to the Class A Certificates and the Class B Certificates, as described herein.

[First NBC does not intend to list the Certificates on any securities exchange.]

             [Application will be made to list the Certificates
                     on the Luxembourg Stock Exchange.]


         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE CERTIFICATES, INCLUDING OVER-ALLOTMENT TRANSACTIONS, STABILIZING
TRANSACTIONS, SYNDICATE COVERING TRANSACTIONS AND PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."


         The Certificates offered hereby constitute a separate Series of certificates being offered by the Trust from time to time pursuant to its Prospectus dated _______________ ___, 199__. This Prospectus Supplement does not contain complete information about the offering of the Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                              SUMMARY OF TERMS


         The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus Supplement and the accompanying Prospectus. A listing of the pages on which all such terms are defined is found in the "Index of Defined Terms for Prospectus Supplement" on page S-51 and the "Index of Defined Terms for Prospectus" on page 78.



The Trust.............................  The First NBC Credit Card Master
                                        Trust.

Title of Securities...................  $________ Class A [Floating Rate]
                                        [__%] Asset Backed Certificates,
                                        Series 199_-_ (the "Class A
                                        Certificates") and $________ Class
                                        B [Floating Rate] [__%] Asset
                                        Backed Certificates, Series 199_-_
                                        (the "Class B Certificates," and
                                        together with the Class A
                                        Certificates, the "Certificates").

Class A Rate..........................  [____% per annum.] [For each Interest
                                        Period, a rate per annum equal to
                                        ___-month LIBOR for United States
                                        dollar deposits, plus ---%.]

Class B Rate.........................   [____% per annum.] [For each Interest
                                        Period, a rate per annum equal to
                                        ___-month LIBOR for United States
                                        dollar deposits, plus ---%.]

Distribution Dates....................  The ___ day of each _________ (or, if any such day is not a business day,
                                        the next succeeding business day),
                                        commencing on ______________, 1997.

Class A Scheduled Payment Date......... The __________, 200_ Distribution Date.

Class B Scheduled Payment Date......... The __________, 200_ Distribution Date.

Closing Date........................... _______________, 1997.

Credit Enhancement....................  For the Class A Certificates, the
                                        subordination of the Collateral
                                        Interest (in an initial amount of
                                        $______________, ___% of the
                                        initial Investor Interest) and the
                                        Class B Certificates, as described
                                        herein. For the Class B
                                        Certificates, the subordination of
                                        the Collateral Interest, as
                                        described herein.

Class Structure......................   The Class A and Class B Certificates
                                        differ in terms of priorities and
                                        are expected to differ in terms of
                                        ratings. The Class B Certificates
                                        are subordinated to the Class A
                                        Certificates to the extent
                                        described herein in order to
                                        provide credit enhancement for the
                                        Class A Certificates. The
                                        Collateral Interest (which is not
                                        offered hereby) is subordinated to
                                        both the Class A and the Class B
                                        Certificates to the extent
                                        described herein in order to
                                        provide credit enhancement. (See
                                        "Description of Certificates--
                                        Subordination" and "--Application
                                        of Collections.") See "Risk
                                        Factors-- Effect of Subordination"
                                        in the Prospectus for a discussion
                                        of the risks associated with
                                        purchasing certificates of a
                                        subordinated class. Also see "Class
                                        A Certificate Rating" and "Class B
                                        Certificate Rating" below in this
                                        Summary of Terms.

Certificate Interest and
Principal............................   Each of the Certificates offered
                                        hereby represents the right to
                                        receive certain payments from the
                                        assets of the Trust. The Trust's
                                        assets will be allocated among the
                                        Class A Holders (the "Class A
                                        Investor Interest"), the Class B
                                        Holders (the "Class B Investor
                                        Interest"), the Collateral Interest
                                        Holder (the "Collateral Interest,"
                                        and together with the Class A
                                        Investor Interest and the Class B
                                        Investor Interest, the "Investor
                                        Interest"), the interest of the
                                        holders of other undivided
                                        interests in the Trust issued
                                        pursuant to the Agreement and
                                        applicable Series Supplements and
                                        the Transferor (the "Transferor
                                        Interest"), as described below. As
                                        used in this Prospectus Supplement,
                                        the term "Holders" refers to
                                        holders of the Certificates, the
                                        term "Class A Holders" refers to
                                        holders of the Class A
                                        Certificates, the term "Class B
                                        Holders" refers to holders of the
                                        Class B Certificates, the term
                                        "Collateral Interest Holder" refers
                                        to the holder of the Collateral
                                        Interest and the term "Agreement"
                                        (unless the context requires
                                        otherwise) refers to the Agreement
                                        as supplemented by the Series
                                        199_-_ Supplement pursuant to which
                                        the Certificates are issued (the
                                        "Series 199_-_ Supplement").

                                        The Class A Certificates will
                                        represent the right to receive from
                                        the assets of the Trust allocated
                                        to the Class A Certificates funds
                                        up to (but not in excess of) the
                                        amounts required to make (a)
                                        payments of interest accruing from
                                        the Closing Date through _________
                                        __, 199_, and from __________ __,
                                        199_ through __________ __, 199_
                                        and with respect to each Interest
                                        Period thereafter, at the Class A
                                        Rate and (b) payments of principal
                                        on the Class A Scheduled Payment
                                        Date or, under certain limited
                                        circumstances, during the Rapid
                                        Amortization Period, to the extent
                                        of the Class A Investor Interest,
                                        which may be less than the unpaid
                                        principal balance of the Class A
                                        Certificates in certain
                                        circumstances described herein.

                                        The Class B Certificates will
                                        represent the right to receive,
                                        from the assets of the Trust
                                        allocated to the Class B
                                        Certificates, funds up to (but not
                                        in excess of) the amounts required
                                        to make (a) payments of interest
                                        accruing from the Closing Date
                                        through _________ __, 199_ and from
                                        ________ __, 199_ through
                                        ___________ __, 199_ and with
                                        respect to each Interest Period
                                        thereafter, at the Class B Rate and
                                        (b) payments of principal on the
                                        Class B Scheduled Payment Date or,
                                        under certain limited
                                        circumstances, during the Rapid
                                        Amortization Period, to the extent
                                        of the Class B Investor Interest,
                                        which may be less than the unpaid
                                        principal balance of the Class B
                                        Certificates in certain
                                        circumstances described herein. No
                                        principal will be paid to the Class
                                        B Holders until the Class A
                                        Investor Interest is paid in full.

                                        The aggregate principal amount of the
                                        Class A Investor Interest and the
                                        Class B Investor Interest will,
                                        except as otherwise provided
                                        herein, remain fixed at $ _________
                                        and $_________, respectively. The
                                        Class A Investor Interest will
                                        decline in certain circumstances if
                                        the Investor Default Amounts
                                        allocated to the Class A
                                        Certificates exceed funds allocable
                                        thereto as described herein and the
                                        Class B Investor Interest and the
                                        Collateral Interest are zero. The
                                        Class B Investor Interest will
                                        decline in certain circumstances as
                                        a result of (a) the reallocation of
                                        collections of Principal
                                        Receivables otherwise allocable to
                                        the Class B Investor Interest to
                                        fund certain payments in respect of
                                        the Class A Certificates and (b)
                                        the allocation to the Class B
                                        Investor Interest of certain
                                        Investor Default Amounts, including
                                        such amounts otherwise allocable to
                                        the Class A Investor Interest when
                                        the Collateral Interest is zero.
                                        During the Controlled Accumulation
                                        Period, for the sole purpose of
                                        allocating collections of Finance
                                        Charge Receivables, Net Default
                                        Amounts and Net Recoveries with
                                        respect to each Monthly Period, the
                                        Class A Investor Interest will be
                                        further reduced by the amount on
                                        deposit in the Principal Funding
                                        Account from time to time (as so
                                        reduced, the "Class A Adjusted
                                        Investor Interest" and together
                                        with the Class B Investor Interest
                                        and the Collateral Interest, the
                                        "Adjusted Investor Interest").

                                        The Class A Certificates, the Class B
                                        Certificates and the Collateral
                                        Interest will each include the
                                        right to receive (but only to the
                                        extent needed to make required
                                        payments under the Agreement and
                                        subject to any reallocation of such
                                        amounts as described herein)
                                        varying percentages of collections
                                        of Finance Charge Receivables
                                        (subject to reallocation of Group
                                        Investor Finance Charge Collections
                                        to other Series in Group I, as
                                        described under "Description of the
                                        Certificates -- Reallocations Among
                                        Certificates in Different Series
                                        within a Reallocation Group" in the
                                        Prospectus), Principal Receivables
                                        and will be allocated varying
                                        percentages of Net Default Amounts
                                        and Net Recoveries during each
                                        calendar month (a "Monthly
                                        Period"). Collections of Finance
                                        Charge Receivables, Net Default
                                        Amounts and Net Recoveries at all
                                        times, and collections of Principal
                                        Receivables during the Revolving
                                        Period, will be allocated to the
                                        Investor Interest based on the
                                        Floating Investor Percentage and
                                        will be further allocated among the
                                        Class A Investor Interest, the
                                        Class B Investor Interest and the
                                        Collateral Interest based on the
                                        Class A Floating Allocation, the
                                        Class B Floating Allocation and the
                                        Collateral Floating Allocation,
                                        respectively, applicable during the
                                        related Monthly Period. Collections
                                        of Principal Receivables during the
                                        Controlled Accumulation Period and
                                        the Rapid Amortization Period will
                                        be allocated to the Investor
                                        Interest based on the Fixed
                                        Investor Percentage and will be
                                        further allocated among the Class A
                                        Investor Interest, the Class B
                                        Investor Interest and the
                                        Collateral Interest based on the
                                        Class A Fixed Allocation, the Class
                                        B Fixed Allocation and the
                                        Collateral Fixed Allocation,
                                        respectively. See "Description of
                                        the Certificates -- Allocation
                                        Percentages" and "-- Pay Out
                                        Events" herein and "Description of
                                        the Certificates -- Pay Out Events"
                                        in the Prospectus.

                                        The final distribution of principal
                                        and interest on the Certificates
                                        will be made no later than the
                                        ______________ Distribution Date in
                                        the manner provided in "Description
                                        of the Certificates -- Final
                                        Payment of Principal; Termination"
                                        in the Prospectus. Series 199_- _
                                        will terminate on the earliest to
                                        occur of (a) the Distribution Date
                                        on which the Investor Interest is
                                        paid in full, (b) the
                                        ______________ Distribution Date or
                                        (c) the Trust Termination Date
                                        (such earliest to occur, the
                                        "Series 199_-_ Termination Date").
                                        After the Series 199_-_ Termination
                                        Date, no further principal or
                                        interest payments will be made on
                                        the Certificates (except as
                                        described in "Description of the
                                        Certificates -- Final Payment of
                                        Principal; Termination" in the
                                        Prospectus).

[Other Series........................   The Certificates will be the
                                        _____________ Series of investor
                                        certificates issued by the Trust,
                                        all of which will be outstanding on
                                        the Closing Date. See "Annex I--
                                        Other Series" for a summary of the
                                        principal terms of the __________
                                        outstanding Series of investor
                                        certificates. Additional Series are
                                        expected to be issued from time to
                                        time by the Trust. See "The Pooling
                                        and Servicing Agreement Generally--
                                        New Issuances" and "--Reallocations
                                        Among Certificates of Different
                                        Series within a Reallocation Group"
                                        in the Prospectus and "Maturity
                                        Considerations" herein.]

Receivables...........................  The Receivables arise in Accounts in the Bank Portfolio that satisfy the
                                        eligibility criteria set forth in
                                        the Agreement as of the Cut-Off
                                        Date. The Receivables consist of
                                        Principal Receivables and Finance
                                        Charge Receivables. In addition,
                                        certain amounts of Interchange and
                                        Other Account Revenues attributed
                                        to the Accounts will be allocated
                                        to the Certificates and treated as
                                        Finance Charge Receivables. See
                                        "First NBC's Credit Card
                                        Activities-- Interchange and Other
                                        Account Revenues" in the
                                        Prospectus.

                                        The aggregate amount of Receivables
                                        in the Accounts as of the end of
                                        the day on the day after the
                                        Cut-Off Date was $__________,
                                        comprised of $___________ of
                                        Principal Receivables and
                                        $__________ of Finance Charge
                                        Receivables. The amount of Finance
                                        Charge Receivables will not affect
                                        the amount of the Investor Interest
                                        represented by the Certificates and
                                        the Collateral Interest or the
                                        amount of the Transferor Interest,
                                        all of which are determined on the
                                        basis of the amount of Principal
                                        Receivables in the Trust. The
                                        aggregate amount of Principal
                                        Receivables in the Trust evidenced
                                        by the Certificates and the
                                        Collateral Interest will never
                                        exceed the amount of the Investor
                                        Interest regardless of the total
                                        amount of Principal Receivables in
                                        the Trust at any time.

Denominations........................   Beneficial interests in the
                                        Certificates will be offered for
                                        purchase in denominations of $1,000
                                        and integral multiples thereof.
Registration of
Certificates..........................  The Certificates initially will be represented by Certificates
                                        registered in the name of Cede, as
                                        the nominee of DTC. No Certificate
                                        Owner will be entitled to receive a
                                        Definitive Certificate, except
                                        under the limited circumstances
                                        described herein. Holders may elect
                                        to hold their Certificates through
                                        DTC (in the United States) or Cedel
                                        or Euroclear (in Europe). Transfers
                                        will be made in accordance with the
                                        rules and operating procedures
                                        described herein. See "Description
                                        of the Certificates-- Definitive
                                        Certificates" in the Prospectus.

Servicing Fee.........................  The Servicer will receive a monthly fee as servicing compensation from
                                        the Trust on each Transfer Date.
                                        The Servicing Fee Rate for the
                                        Certificates will be ___% (the
                                        "Servicing Fee Rate"). On each
                                        Transfer Date, Servicer Interchange
                                        with respect to the related Monthly
                                        Period that is on deposit in the
                                        Finance Charge Account will be
                                        withdrawn from the Finance Charge

                                        Account and paid to the Servicer in
                                        respect of the Monthly Investor
                                        Servicing Fee. In addition, the
                                        Class A Servicing Fee, the Class B
                                        Servicing Fee and the Collateral
                                        Interest Servicing Fee will be paid
                                        on each Transfer Date as described
                                        under "Description of the
                                        Certificates -- Servicing
                                        Compensation and Payment of
                                        Expenses." See also "Description of
                                        the Certificates -- Servicing
                                        Compensation and Payment of
                                        Expenses" in the Prospectus.

Revolving Period.....................   The "Revolving Period" for the
                                        Certificates means the period from
                                        and including the Closing Date to,
                                        but not including, the commencement
                                        of the earlier of (a) the
                                        Controlled Accumulation Period and
                                        (b) the Rapid Amortization Period.
                                        During the Revolving Period,
                                        Available Investor Principal
                                        Collections otherwise allocable to
                                        the Investor Interest will, subject
                                        to certain limitations and unless a
                                        reduction in the Required
                                        Collateral Interest has occurred,
                                        be treated as Shared Principal
                                        Collections and allocated to the
                                        holders of certificates of other
                                        Principal Sharing Series issued and
                                        outstanding or, subject to certain
                                        limitations, paid to the Transferor
                                        or deposited into the Excess Funding
                                        Account. See "Description of the
                                        Certificates-- Principal Payments."
                                        See "Description of the Certificates
                                        -- Pay Out Events" for a discussion
                                        of the events which might lead to the
                                        termination of the Revolving Period
                                        prior to the commencement of the
                                        Controlled Accumulation Period.

Controlled Accumulation
Period..............................    Unless a Pay Out Event occurs, the
                                        controlled accumulation period for
                                        the Certificates (the "Controlled
                                        Accumulation Period") is scheduled
                                        to begin at the close of business
                                        on ____________ __, _____. Subject
                                        to the conditions set forth under
                                        "Description of the Certificates--
                                        Postponement of Controlled
                                        Accumulation Period," the day on
                                        which the Revolving Period ends and
                                        the Controlled Accumulation Period
                                        begins may be delayed to not later
                                        than the close of business on
                                        __________ ____. The Controlled
                                        Accumulation Period will end on the
                                        earliest of (i) the commencement of
                                        the Rapid Amortization Period, (ii)
                                        payment of the Investor Interest in
                                        full and (iii) the Series 199_-_
                                        Termination Date. During the
                                        Controlled Accumulation Period,
                                        prior to the payment of the Class A
                                        Investor Interest in full, amounts
                                        equal to the least of (a) Available
                                        Investor Principal Collections for
                                        the related Monthly Period, (b) the
                                        sum of the Controlled Accumulation
                                        Amount for such Monthly Period and
                                        any portion of the Controlled
                                        Accumulation Amount for any prior
                                        Monthly Period that has not yet
                                        been deposited (such sum, the
                                        "Controlled Deposit Amount" for
                                        such Monthly Period) and (c) the
                                        Class A Adjusted Investor Interest
                                        on such Transfer Date will be
                                        deposited monthly in a trust
                                        account established by the Servicer
                                        (the "Principal Funding Account")
                                        on each Transfer Date beginning
                                        with the Transfer Date in the month
                                        following the month in which the
                                        Controlled Accumulation Period
                                        begins until the Principal Funding
                                        Account Balance is equal to the
                                        Class A Investor Interest. On each
                                        Transfer Date during the Controlled
                                        Accumulation Period beginning with
                                        the Transfer Date after the one on
                                        which the Class A Investor Interest
                                        has been provided for, an amount
                                        equal to the lesser of (a)
                                        Available Investor Principal
                                        Collections for the related Monthly

                                        Period (less any amount allocated to
                                        the Class A Investor Interest as
                                        described in the prior sentence)
                                        and (b) the Class B Investor
                                        Interest on such Transfer Date will
                                        be deposited into the Distribution
                                        Account for distribution to the
                                        Class B Holders until the Class B
                                        Investor Interest has been paid in
                                        full. If, for any Monthly Period,
                                        the Available Investor Principal
                                        Collections for such Monthly Period
                                        exceed the sum of the Class A
                                        Monthly Principal and the Class B
                                        Monthly Principal for the related
                                        Transfer Date, the amount of such
                                        excess will be first paid to the
                                        Collateral Interest Holder to the
                                        extent that the Collateral Interest
                                        exceeds the Required Collateral
                                        Interest and then will be treated
                                        as Shared Principal Collections and
                                        allocated to the holders of
                                        certificates of other Principal
                                        Sharing Series or, subject to
                                        certain limitations, paid to the
                                        Transferor or deposited into the
                                        Excess Funding Account. See
                                        "Description of the Certificates --
                                        Application of Collections." Also
                                        see "Prospectus Summary --
                                        Controlled Accumulation Period" in
                                        the Prospectus for a general
                                        description of the purpose of this
                                        feature and its effect on
                                        Certificateholders.

                                        Unless a Pay Out Event occurs, prior
                                        to the payment of the Class A
                                        Investor Interest in full, all
                                        funds on deposit in the Principal
                                        Funding Account will be invested at
                                        the direction of the Servicer by
                                        the Trustee in certain Permitted
                                        Investments. Investment earnings
                                        (net of investment losses and
                                        expenses) on funds on deposit in
                                        the Principal Funding Account (the
                                        "Principal Funding Investment
                                        Proceeds") during the Controlled
                                        Accumulation Period will be used to
                                        pay interest on the Class A
                                        Certificates in an amount up to,
                                        for each Transfer Date, the product
                                        of (a) [a fraction, the numerator
                                        of which is the actual number of
                                        days in the related Interest Period
                                        and the denominator of which is
                                        360] [one-twelfth], (b) the Class A
                                        Rate [in effect with respect to the
                                        related Interest Period] and (c)
                                        the Principal Funding Account
                                        Balance as of the Record Date
                                        preceding such Transfer Date (the
                                        "Class A Covered Amount"). If, for
                                        any Transfer Date, the Principal
                                        Funding Investment Proceeds are
                                        less than the Class A Covered
                                        Amount, the amount of such
                                        deficiency (the "Class A Principal
                                        Funding Investment Shortfall")
                                        shall be paid, to the extent
                                        available, from the Reserve Account
                                        and, if necessary, from Excess
                                        Spread and Reallocated Principal
                                        Collections.

                                        Funds on deposit in the Principal
                                        Funding Account will be available
                                        to pay the Class A Holders in
                                        respect of the Class A Investor
                                        Interest on the Class A Scheduled
                                        Payment Date. If the aggregate
                                        principal amount of deposits made
                                        to the Principal Funding Account is
                                        insufficient to pay the Class A
                                        Investor Interest in full on the
                                        Class A Scheduled Payment Date, the
                                        Rapid Amortization Period will
                                        commence. Although it is
                                        anticipated that during the
                                        Controlled Accumulation Period
                                        prior to the payment of the Class A
                                        Investor Interest in full, funds
                                        will be deposited in the Principal
                                        Funding Account in an amount equal
                                        to the applicable Controlled
                                        Deposit Amount on each Transfer
                                        Date and that scheduled principal
                                        will be available for distribution
                                        to the Class A Holders on the Class
                                        A Scheduled Payment Date, no
                                        assurance can be given in that
                                        regard. See "Maturity Assumptions"
                                        in the Prospectus and herein.

                                        On the Class B Scheduled Payment
                                        Date, provided that the Class A
                                        Investor Interest is paid in full
                                        on the Class A Scheduled Payment
                                        Date and the Rapid Amortization
                                        Period has not commenced, Available
                                        Investor Principal Collections will
                                        be used to pay the Class B Holders
                                        in respect of the Class B Investor
                                        Interest as described herein. If
                                        the Available Investor Principal
                                        Collections are insufficient to pay
                                        the Class B Investor Interest in
                                        full on the Class B Scheduled
                                        Payment Date, the Rapid
                                        Amortization Period will commence.
                                        Although it is anticipated that
                                        scheduled principal will be
                                        available for distribution to the
                                        Class B Holders on the Class B
                                        Scheduled Payment Date, no
                                        assurance can be given in that
                                        regard. See "Maturity Assumptions"
                                        in the Prospectus and "Maturity
                                        Assumptions" herein.

                                        If a Pay Out Event occurs during the
                                        Controlled Accumulation Period, the
                                        Rapid Amortization Period will
                                        commence, and any amounts on
                                        deposit in the Principal Funding
                                        Account will be paid to the Class A
                                        Holders on the Distribution Date in
                                        the month following the
                                        commencement of the Rapid
                                        Amortization Period.

                                        Other Series offered by the Trust may
                                        or may not have amortization or
                                        accumulation periods like the
                                        Controlled Accumulation Period for
                                        the Certificates, and such periods
                                        may have different lengths and
                                        begin on different dates than such
                                        Controlled Accumulation Period.
                                        Thus, certain Series may be in
                                        their revolving periods while
                                        others are in periods during which
                                        collections of Principal
                                        Receivables are distributed to or
                                        held for the benefit of
                                        certificateholders of such other
                                        Series. In addition, other Series
                                        may allocate Principal Receivables
                                        based upon different investor
                                        percentages. See "Description of
                                        the Certificates -- Exchanges" in
                                        the Prospectus for a discussion of
                                        the potential terms of any other
                                        Series.

Rapid Amortization Period............   During the period from the day on
                                        which a Pay Out Event has occurred
                                        and ending on the earlier of (a)
                                        the payment of the Investor
                                        Interest in full, (b) the Series
                                        199_-_ Termination Date and (c) the
                                        Trust Termination Date (the "Rapid
                                        Amortization Period"), Available
                                        Investor Principal Collections will
                                        be distributed monthly on each
                                        Distribution Date to the Class A
                                        Holders and, following payment of
                                        the Class A Investor Interest in
                                        full, to the Class B Holders and,
                                        following payment of the Class B
                                        Investor Interest in full, to the
                                        Collateral Interest Holder
                                        beginning with the Distribution
                                        Date in the month following the
                                        commencement of the Rapid
                                        Amortization Period. See
                                        "Description of the Certificates--
                                        Pay Out Events" for a discussion of
                                        the events which might lead to the
                                        commencement of the Rapid
                                        Amortization Period and "Prospectus
                                        Summary-- Rapid Amortization
                                        Period" in the Prospectus for a
                                        general discussion of the purpose
                                        and effect on Certificateholders of
                                        this feature.

Subordination of the Class B
Certificates and the Collateral
Interest.............................   The Class B Certificates and the
                                        Collateral Interest will be
                                        subordinated, as described herein,
                                        to the extent necessary to fund
                                        certain payments with respect to
                                        the Class A Certificates as
                                        described herein. In addition, the
                                        Collateral Interest will be
                                        subordinated to the extent necessary
                                        to fund certain payments with
                                        respect to the Class B
                                        Certificates. If the Class B
                                        Investor Interest and the
                                        Collateral Interest are reduced to
                                        zero, the Class A Holders will bear
                                        directly the credit and other risks
                                        associated with their interest in
                                        the Trust. If the Collateral
                                        Interest is reduced to zero, the
                                        Class B Holders will bear directly
                                        the credit and other risks
                                        associated with their interest in
                                        the Trust. To the extent the Class
                                        B Investor Interest is reduced, the
                                        percentage of collections of
                                        Finance Charge Receivables
                                        allocable to the Class B Holders in
                                        subsequent Monthly Periods will be
                                        reduced. Such reductions of the
                                        Class B Investor Interest will
                                        thereafter be reimbursed and the
                                        Class B Investor Interest increased
                                        on each Transfer Date by the
                                        amount, if any, of Excess Spread
                                        for such Transfer Date available
                                        for that purpose. To the extent the
                                        amount of such reduction in the
                                        Class B Investor Interest is not
                                        reimbursed, the amount of principal
                                        and interest distributable to the
                                        Class B Holders will be reduced.
                                        See "Description of the
                                        Certificates -- Subordination."

Additional Amounts Available to
Holders .............................   With respect to any Transfer Date,
                                        Excess Spread will be applied to
                                        fund the Class A Required Amount
                                        and the Class B Required Amount, if
                                        any. The "Class A Required Amount"
                                        means the amount, if any, by which
                                        the sum of (a) the Class A Monthly
                                        Interest due on the related
                                        Distribution Date and any overdue
                                        Class A Monthly Interest and Class
                                        A Additional Interest thereon, (b)
                                        the Class A Servicing Fee for the
                                        related Monthly Period and any
                                        overdue Class A Servicing Fee and
                                        (c) the Class A Investor Default
                                        Amount, if any, for the related
                                        Monthly Period exceeds the Class A
                                        Available Funds for the related
                                        Monthly Period. The "Class B
                                        Required Amount" means the amount,
                                        if any, by which the sum of (a) the
                                        amount, if any, by which the sum of
                                        (i) Class B Monthly Interest due on
                                        the related Distribution Date and
                                        any overdue Class B Monthly
                                        Interest and Class B Additional
                                        Interest thereon and (ii) the Class
                                        B Servicing Fee for the related
                                        Monthly Period and any overdue
                                        Class B Servicing Fee exceeds the
                                        Class B Available Funds for the
                                        related Monthly Period and (b) the
                                        Class B Investor Default Amount, if
                                        any, for the related Monthly
                                        Period. The "Required Amount" for
                                        any Monthly Period means the sum of
                                        the Class A Required Amount and the
                                        Class B Required Amount for such
                                        Monthly Period. "Excess Spread" for
                                        any Transfer Date will equal the
                                        sum of (1) the excess of (A) Class
                                        A Available Funds for the related
                                        Monthly Period over (B) the sum of
                                        the amounts referred to in clauses
                                        (a), (b) and (c) in the definition
                                        of "Class A Required Amount" above,
                                        (2) the excess of (A) Class B
                                        Available Funds for the related
                                        Monthly Period over (B) the sum of
                                        the amounts referred to in clauses
                                        (a)(i) and (a)(ii) in the
                                        definition of "Class B Required
                                        Amount" above, (3) Collateral
                                        Available Funds for the related
                                        Monthly Period not used under
                                        certain circumstances to pay the
                                        Collateral Interest Servicing Fee,
                                        as described herein and (4) Excess
                                        Finance Charge Collections
                                        allocated to the Investor Interest.

                                        If, on any Transfer Date, Excess
                                        Spread is less than the Class A
                                        Required Amount, then Reallocated
                                        Principal Collections allocable
                                        first to the Collateral Interest
                                        and then to the Class B Investor

                                        Interest with respect to the related
                                        Monthly Period will be used to fund
                                        the remaining Class A Required
                                        Amount. If Reallocated Principal
                                        Collections with respect to such
                                        Monthly Period are insufficient to
                                        fund the remaining Class A Required
                                        Amount for the related Transfer
                                        Date, then the Collateral Interest
                                        (after giving effect to reductions
                                        for any Collateral Charge-Offs and
                                        Reallocated Principal Collections
                                        on such Transfer Date) will be
                                        reduced by the amount of such
                                        deficiency (but not by more than
                                        the Class A Investor Default Amount
                                        for such Monthly Period). In the
                                        event that such reduction would
                                        cause the Collateral Interest to be
                                        a negative number, the Collateral
                                        Interest will be reduced to zero,
                                        and the Class B Investor Interest
                                        (after giving effect to reductions
                                        for any Class B Investor
                                        Charge-Offs and any Reallocated
                                        Class B Principal Collections on
                                        such Transfer Date) will be reduced
                                        by the amount by which the
                                        Collateral Interest would have been
                                        reduced below zero (but not by more
                                        than the excess of the Class A
                                        Investor Default Amount, if any,
                                        for such Monthly Period over the
                                        amount of such reduction, if any,
                                        of the Collateral Interest with
                                        respect to such Monthly Period). In
                                        the event that such reduction would
                                        cause the Class B Investor Interest
                                        to be a negative number, the Class
                                        B Investor Interest will be reduced
                                        to zero and the Class A Investor
                                        Interest will be reduced by the
                                        amount by which the Class B
                                        Investor Interest would have been
                                        reduced below zero (but not by more
                                        than the excess, if any, of the
                                        Class A Investor Default Amount for
                                        such Monthly Period over such
                                        reductions in the Collateral
                                        Interest and the Class B Investor
                                        Interest with respect to such
                                        Monthly Period) (such reduction, a
                                        "Class A Investor Charge-Off"). If
                                        the Collateral Interest and the
                                        Class B Investor Interest are
                                        reduced to zero, the Class A
                                        Holders will bear directly the
                                        credit and other risks associated
                                        with their undivided interest in
                                        the Trust. See "Description of the
                                        Certificates -- Reallocation of
                                        Cash Flows" and "-- Defaulted
                                        Receivables; Investor Charge-Offs."

                                        If, on any Transfer Date, Excess
                                        Spread not required to pay the
                                        Class A Required Amount and to
                                        reimburse Class A Investor
                                        Charge-Offs is less than the Class
                                        B Required Amount, then Reallocated
                                        Principal Collections allocable to
                                        the Collateral Interest for the
                                        related Monthly Period not required
                                        to pay the Class A Required Amount
                                        will be allocated to fund the
                                        remaining Class B Required Amount.
                                        If such remaining Reallocated
                                        Principal Collections allocable to
                                        the Collateral Interest with
                                        respect to such Monthly Period are
                                        insufficient to fund the remaining
                                        Class B Required Amount for the
                                        related Transfer Date, then the
                                        Collateral Interest (after giving
                                        effect to reductions for any
                                        Collateral Charge-Offs,
                                        Reallocated Principal Collections
                                        and any adjustments made thereto
                                        for the benefit of the Class A
                                        Holders) will be reduced by the
                                        amount of such deficiency (but not
                                        by more than the Class B Investor
                                        Default Amount for such Monthly
                                        Period). If such reduction would
                                        cause the Collateral Interest to be
                                        a negative number, the Collateral
                                        Interest will be reduced to zero,
                                        and the Class B Investor Interest
                                        will be reduced by the amount by
                                        which the Collateral Interest would
                                        have been reduced below zero (but
                                        not by more than the excess, if
                                        any, of the Class B Investor
                                        Default Amount for such Monthly
                                        Period over such reduction in the
                                        Collateral Interest with respect to
                                        such Monthly Period) (such reduction,
                                        a "Class B Investor Charge-Off").
                                        In the event of a reduction of the
                                        Class A Investor Interest, the
                                        Class B Investor Interest or the
                                        Collateral Interest, the amount of
                                        principal and interest available to
                                        fund payments with respect to the
                                        Class A Certificates and the Class
                                        B Certificates will be decreased.
                                        See "Description of the
                                        Certificates -- Reallocation of
                                        Cash Flows" and "-- Defaulted
                                        Receivables; Investor Charge-Offs."

Required Collateral
Interest..............................  The "Required Collateral Interest"
                                        with respect to any Transfer Date
                                        means (a) initially, $___________
                                        (the "Initial Collateral Interest")
                                        and (b) on any Transfer Date
                                        thereafter, an amount equal to __%
                                        of the sum of the Class A Adjusted
                                        Investor Interest and the Class B
                                        Investor Interest on such Transfer
                                        Date, after taking into account
                                        deposits into the Principal Funding
                                        Account on such Transfer Date and
                                        payments to be made on the related
                                        Distribution Date, and the
                                        Collateral Interest on the prior
                                        Transfer Date after any adjustments
                                        made on such Transfer Date, but not
                                        less than $__________; provided,
                                        however, (i) that if certain
                                        reductions in the Collateral
                                        Interest occur or if a Pay Out
                                        Event occurs, the Required
                                        Collateral Interest for such
                                        Transfer Date shall equal the
                                        Required Collateral Interest for
                                        the Transfer Date immediately
                                        preceding the occurrence of such
                                        reduction or Pay Out Event; (ii) in
                                        no event shall the Required
                                        Collateral Interest exceed the
                                        unpaid principal amount of the
                                        Certificates as of the last day of
                                        the Monthly Period preceding such
                                        Transfer Date after taking into
                                        account payments to be made on the
                                        related Distribution Date; and
                                        (iii) the Required Collateral
                                        Interest may be reduced at any time
                                        to a lesser amount if the Rating
                                        Agency Condition is satisfied. See
                                        "Description of the Certificates--
                                        Required Collateral Interest."

                                        If on any Transfer Date, the
                                        Collateral Interest is less than
                                        the Required Collateral Interest,
                                        certain Excess Spread amounts, if
                                        available, will be used to increase
                                        the Collateral Interest to the
                                        extent of such shortfall. If on any
                                        Transfer Date the Collateral
                                        Interest equals or exceeds the
                                        Required Collateral Interest, any
                                        such Excess Spread amounts will
                                        first be deposited into the Reserve
                                        Account as described herein and
                                        second, to the extent available, be
                                        applied in accordance with the Loan
                                        Agreement among the Trustee, the
                                        Transferor, the Servicer and the
                                        Collateral Interest Holder (the
                                        "Loan Agreement") and will not be
                                        available to the Holders.

Reallocated Investor
Finance Charge Collections............. Series 199_-_ will be the first
                                        Series issued by the Trust in a
                                        Group ("Group I") constituting a
                                        Reallocation Group. Collections of
                                        Finance Charge Receivables
                                        allocable to the investor
                                        certificates of each Series in
                                        Group I will be aggregated and made
                                        available for certain required
                                        distributions to all Series in
                                        Group I pro rata based upon the
                                        relative amount of such required
                                        distributions for each Series in
                                        Group I as described under
                                        "Description of the Certificates --
                                        Reallocations Among Certificates of
                                        Different Series within a
                                        Reallocation Group" in the
                                        Prospectus. Consequently, any
                                        issuance of a new Series in Group I
                                        may have the effect of reducing or
                                        increasing the amount of
                                        collections of Finance Charge
                                        Receivables allocable to the Series
                                        199_-_ Certificates. See "Risk

                                        Factors--Issuance of New Series" in
                                        the Prospectus. In addition, it has
                                        not been determined whether any
                                        Series issued by the Trust in the
                                        future will be included in Group I.

Shared Excess Finance
Charge Collections...................   Each Series in Group I, including
                                        Series 199_-_, will be an Excess
                                        Allocation Series. See "Description
                                        of the Certificates -- Shared
                                        Excess Finance Charge Collections."

Paired Series........................   Series 199_-_ may be paired with one
                                        or more other Series (each a
                                        "Paired Series"). If a Paired
                                        Series is issued with respect to
                                        Series 199_-_, following the
                                        issuance of such Paired Series, as
                                        the Adjusted Invested Amount is
                                        reduced, the investor interest of
                                        the Paired Series may increase by
                                        an equal amount. This will have the
                                        effect of increasing the investor
                                        interest of the Paired Series by an
                                        amount that otherwise would have
                                        increased the Transferor Interest.
                                        If a Pay Out Event occurs with
                                        respect to any such Paired Series
                                        prior to the payment in full of the
                                        Certificates, the percentages used
                                        to determine the share of
                                        collections of Principal
                                        Receivables allocable to the
                                        Certificates may be reduced, which
                                        may delay the final payment of
                                        principal to the Holders. See
                                        "Maturity Assumptions-- Paired
                                        Series," "Description of the
                                        Certificates-- Paired Series" and
                                        "Description of the Certificates--
                                        Allocation Percentages" herein.

Shared Principal
Collections..........................   Series 199_-_ is a Principal Sharing
                                        Series. To the extent that
                                        collections of Principal
                                        Receivables allocated to the
                                        Investor Interest are not needed to
                                        make payments on the Investor
                                        Interest or to be deposited in the
                                        Principal Funding Account, such
                                        collections ("Shared Principal
                                        Collections") will be allocated to
                                        cover certain principal payments
                                        due to or for the benefit of
                                        certificateholders of other
                                        Principal Sharing Series or, under
                                        certain circumstances, paid to the
                                        Transferor or deposited into the
                                        Excess Funding Account. Any such
                                        reallocation or deposit will not
                                        result in a reduction in the
                                        Investor Interest with respect to
                                        Series 199_-_. In addition,
                                        collections of Principal
                                        Receivables and certain other
                                        amounts otherwise allocable to
                                        other Principal Sharing Series, to
                                        the extent such collections are not
                                        needed to make payments to or
                                        deposits for the benefit of the
                                        certificateholders of such other
                                        Series, may be applied to cover
                                        principal payments due to or for
                                        the benefit of the holders of the
                                        Class A Certificates and the Class
                                        B Certificates or the Collateral
                                        Interest Holder. See "Description
                                        of the Certificates -- Shared
                                        Principal Collections." Also see
                                        "Prospectus Summary-- Shared
                                        Principal Collections" in the
                                        Prospectus for a general discussion
                                        of the purpose and effect on
                                        Certificateholders of this feature.

Optional Repurchase..................   The Investor Interest will be subject
                                        to optional repurchase by the
                                        Transferor on any Distribution Date
                                        on or after the Distribution Date
                                        on which the Investor Interest is
                                        reduced to an amount less than or
                                        equal to $__________ (5% of the
                                        initial Investor Interest), if
                                        certain conditions set forth in the
                                        Agreement are met. The repurchase
                                        price will be equal to the sum of
                                        the Investor Interest and all
                                        accrued and unpaid interest on the

                                        Certificates and the Collateral
                                        Interest through the day preceding
                                        the Distribution Date on which the
                                        repurchase occurs. See "Description
                                        of the Certificates -- Final
                                        Payment of Principal; Termination"
                                        in the Prospectus.

[Defeasance...........................  The Transferor may, at its option and subject to the conditions specified
                                        in "Description of the
                                        Certificates-- Defeasance," be
                                        discharged from its substantive
                                        obligations in respect of the
                                        Certificates or in respect of all
                                        Series issued by the Trust by
                                        irrevocably depositing with the
                                        Trustee, under the terms of an
                                        irrevocable trust agreement, as
                                        trust funds in trust, any of (i)
                                        dollars in an amount, (ii)
                                        Permitted Investments, or (iii) a
                                        combination of the two, in each
                                        case sufficient to pay and
                                        discharge, and which will be
                                        applied by the Trustee to pay and
                                        discharge, all remaining scheduled
                                        interest and principal payments on
                                        all outstanding Certificates or on
                                        all outstanding certificates of all
                                        Series issued by the Trust, as the
                                        case may be, on the dates scheduled
                                        for such payments and all amounts
                                        owing to the Collateral Interest
                                        Holder, and if applicable, all
                                        other Credit Enhancement Providers
                                        with respect to the Trust. See
                                        "Description of the Certificates--
                                        Defeasance."]


Tax Status...........................   Special Tax Counsel to the Transferor
                                        will opine on the Closing Date that
                                        under existing law the Certificates
                                        will be characterized as debt for
                                        Federal income tax purposes and the
                                        Trust will not be an association
                                        (or publicly traded partnership)
                                        taxable as a corporation. Under the
                                        Agreement, the Transferor, the
                                        Servicer, the Holders and the
                                        Certificate Owners will agree to
                                        treat the Certificates as debt for
                                        Federal, state, local and foreign
                                        income and franchise tax purposes.
                                        See "U.S. Federal Income Tax
                                        Consequences" in the Prospectus for
                                        additional information concerning
                                        the application of Federal income
                                        tax laws.

ERISA Considerations..................  Subject to considerations described below, the Class A Certificates are
                                        eligible for purchase by employee
                                        benefit plan investors. Under a
                                        regulation issued by the Department
                                        of Labor, the Trust's assets would
                                        not be deemed "plan assets" of an
                                        employee benefit plan holding the
                                        Class A Certificates if certain
                                        conditions are met, including that
                                        the Class A Certificates must be
                                        held, upon completion of the public
                                        offering made hereby, by at least
                                        100 investors who are independent
                                        of the Transferor and of one
                                        another. At or before the
                                        conclusion of the offering, the
                                        Underwriters will notify the
                                        Transferor and the Trustee as to
                                        whether or not the Class A
                                        Certificates will be expected to be
                                        held by at least 100 separately
                                        named persons at the conclusion of
                                        the offering, although no
                                        assurances can be made and no
                                        monitoring or other measures will
                                        be taken to assure that this
                                        condition has been satisfied. The
                                        Transferor anticipates that the
                                        other conditions of the regulation
                                        will be met. If the Trust's assets
                                        were deemed to be "plan assets" of
                                        an employee benefit plan investor
                                        (e.g., if the 100 independent
                                        investor criterion is not
                                        satisfied), violations of the
                                        "prohibited transaction" rules of
                                        the Employee Retirement Income
                                        Security Act of 1974, as
                                        amended ("ERISA"), could result and
                                        generate excise tax and other
                                        liabilities under ERISA and section
                                        4975 of the Internal Revenue Code
                                        of 1986, as amended (the "Code"),
                                        unless a statutory, regulatory or
                                        administrative exemption is
                                        available. It is uncertain whether
                                        existing exemptions from the
                                        "prohibited transaction" rules of
                                        ERISA would apply to all
                                        transactions involving the Trust's
                                        assets. Accordingly, fiduciaries or
                                        other persons contemplating
                                        purchasing the Certificates on
                                        behalf or with "plan assets" of any
                                        employee benefit plan should
                                        consult their counsel before making
                                        a purchase. See "ERISA
                                        Considerations" in the Prospectus.

                                        The Underwriters currently do not
                                        expect that the Class B
                                        Certificates will be held by at
                                        least 100 such persons and,
                                        therefore, do not expect that such
                                        Class B Certificates will qualify
                                        as publicly-offered securities
                                        under the regulation referred to in
                                        the preceding paragraph.
                                        Accordingly, the Class B
                                        Certificates may not be acquired
                                        with plan assets of (a) any
                                        employee benefit plan that is
                                        subject to ERISA, or (b) any plan
                                        or other arrangement (including an
                                        individual retirement account or
                                        Keogh plan) that is subject to
                                        section 4975 of the Code. By its
                                        acceptance of a Class B Certificate
                                        or an interest therein, each Class
                                        B Holder and Certificate Owner will
                                        be deemed to have represented and
                                        warranted that it is not subject to
                                        the foregoing limitation.

Class A Certificate Rating............. It is a condition to the issuance of the Class A Certificates that they
                                        be rated in the highest rating
                                        category by at least one Rating
                                        Agency. The rating of the Class A
                                        Certificates is based primarily on
                                        the value of the Receivables and
                                        the terms of the Class B
                                        Certificates and the benefits of
                                        the Collateral Interest.

Class B Certificate Rating............  It is a condition to the issuance of the Class B Certificates that they
                                        be rated in one of the three
                                        highest rating categories by at
                                        least one Rating Agency. The rating
                                        of the Class B Certificates is
                                        based primarily on the value of the
                                        Receivables and the benefits of the
                                        Collateral Interest.

[Listing.............................   Application will be made to list the
                                        Certificates on the Luxembourg
                                        Stock Exchange.]

                               RISK FACTORS


         Potential investors should consider among other things, the risk factors discussed under "Risk Factors" in the Prospectus and the following risk factors in connection with the purchase of the Certificates.


         Possible Losses as a Result of Limited Amounts of Credit Enhancement. Although Credit Enhancement with respect to the Class A Certificates will be provided by the subordination of the Class B Certificates to the extent described herein and by the Collateral Interest, and with respect to the Class B Certificates, will be provided by the Collateral Interest, the amount available thereunder is limited, may decline during the Controlled Accumulation Period and will be reduced by payments made pursuant thereto. If the Collateral Interest has been reduced to zero, Class B Certificateholders will bear directly the credit and other risks associated with their undivided interests in the Trust, and the Class B Investor Interest may be reduced. If the Class B Investor Interest is reduced to zero, Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust, and the Class A Investor Interest may be reduced. Further, in the event of a reduction of the Class B Investor Interest or the Collateral Invested, the amount of principal and interest available to make distributions with respect to the Class A Certificates and the Class B Certificates may be reduced.



         Possible Losses on Class B Certificates as a Result of Subordination. The Class B Certificates are subordinated in right of payment of principal to the Class A Certificates. Payments of principal in respect of the Class B Certificates will not commence until after the final principal payment with respect to the Class A Certificates has been made as described herein. Moreover, the Class B Investor Interest is subject to reduction if the Class A Required Amount for any Monthly Period is greater than zero and is not funded from Excess Spread and Excess Financial Charge Collections allocated to Series 199__-_, Reallocated Principal Collections with respect to the Collateral Interest and reductions in the Collateral Interest, if any. To the extent the Class B Investor Interest is reduced, the percentage of collections of Finance Charge Receivables allocable to the Class B Investor Interest in future Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Investor Interest is not reimbursed, the amount of principal and interest distributable to the Class B Certificateholders will be reduced. See "Description of the Certificates -- Allocation Percentages" and "-- Subordination" herein.

         Possible Prepayment or Losses as a Result of Increasing Credit Card Losses. As set forth under "First NBC's Credit Card Portfolio -- Delinquency and Loss Experience" herein, losses and delinquencies in the Bank Portfolio have increased in recent years. For instance, net charge-offs of receivables in the Bank Portfolio for the years ended December 13, 1993, 1994, 1995 and 1996 were __%, __%, __% and __% of the average receivables outstanding during the applicable year, and total delinquent receivables at December 31, 1993, 1994, 1995 and 1996 were __%, __%, __% and __% of the total receivables outstanding in the Bank Portfolio. Based upon published reports such as the Moody's Investors Service Credit Card Credit Indexes, First NBC understands that most domestic credit card issuers have experienced increases in charge-offs and delinquencies. Increasing losses and delinquencies in the Bank Portfolio may result in the occurrence of a Pay Out Event and the commencement of the Rapid Amortization Period. If losses reached a high enough level relative to the yield on the Receivables, a Pay Out Event could occur, resulting in payments to Certificateholders prior to the expected dates. In addition, if any applicable Credit Enhancement is exhausted, Certificateholders will bear a share of the losses on Receivables in Trust, which could result in losses to Certificateholders

                            FIRST NBC'S CREDIT CARD PORTFOLIO
General

         The Receivables to be conveyed to the Trust by First NBC pursuant to the Agreement have been or will be generated from transactions made by holders of selected VISA, MasterCard and private label credit card accounts, including premium accounts and standard accounts, in the Bank Portfolio. A description of the Bank's credit card business is contained in the Prospectus under the heading "First NBC's Credit Card Activities."

Billing and Payments

         First NBC generates and mails to cardholders monthly statements summarizing account activity and processes cardholder monthly payments at the end of each Billing Cycle, generally within 3 business days after the cycle date assigned to such account by the Servicer. Currently, the Servicer has ten Billing Cycles within each calendar month. The monthly billing statement reflects all purchases, cash advances, administrative charges, if applicable (such as currency conversion charges, late charges, and returned payment charges), annual fees, if any, credit life insurance charges and finance charges incurred by the account during the Billing Cycle or a prior Billing Cycle and reported to the Servicer, all payments or credits applicable to the account and the outstanding balance of the account as of the cycle date, including the available credit thereunder.

         Customers receive a 25-day grace period on purchases. Currently, cardholders in the programs included in the Trust Portfolio must make a monthly minimum payment at least equal to the greater of (i) 2.5% or 10% (depending upon the program) of the statement balance (excluding any disputed amounts) plus past due amounts and (ii) a stated minimum payment (generally $10) plus past due amounts.

         The finance charges on purchases are assessed monthly and are calculated by multiplying the account's average daily purchase balance times the applicable annual periodic rate times the actual number of days in the applicable Billing Cycle divided by 365. Finance charges are calculated on purchases from the date of the purchase or the first day of the Billing Cycle in which the purchase is posted to the account, whichever is later. Monthly periodic finance charges are not assessed on purchases if all balances shown in the billing statement are paid by the due date, which is 25 days after the billing date. Finance charges are calculated on cash advances (including balance transfers) from the date of the transaction. Currently, First NBC generally treats the date before posting as the transaction date for cash advance checks.

         The Trust Portfolio includes fixed rate and variable rate credit card accounts. Generally, fixed annual percentage rates range from 5.9% to 21.0%, and variable rates range from prime plus 4.0% per annum to prime plus 8.4% per annum. First NBC imposes no minimum finance charge. Certain accounts in the Trust Portfolio may include a structure by which a portion of finance charges, annual fees, cash advance fees or purchase volume are rebated to agent banks or affinity groups.

         A portion of the accounts require payment of annual fees (generally ranging from $5.00 to $40.00), although under various marketing programs these fees may be waived or rebated. First NBC also assesses late fees (generally $10.00 to $20.00), overlimit fees (generally $10.00 to $15.00) and returned check charges (generally $15.00). First NBC assesses a cash advance fee, generally 2.5% of the cash advance amount, with a minimum fee of $2.50 and a maximum fee of $20.00.

         Payments in respect of the Accounts are processed by the FCSC (on behalf of the Servicer) and are generally allocated at the end of the applicable Billing Cycle to the outstanding balance of such Accounts in the following order: (i) to fees assessed on the account, (ii) to finance charges, and (iii) to the unpaid principal balance of purchases.

Delinquency and Loss Experience

         An account is contractually delinquent if the minimum payment is not received by the due date indicated on the customer's statement. An account may be restricted for subsequent activity until the customer makes all past due payments. Account restrictions may be instituted within a range of one to 40 days delinquency, based upon the customer's internal "behavioral score" and credit bureau score. Generally, once a customer is four payments delinquent, the account is permanently closed.

         Efforts to collect contractually delinquent credit card receivables include statement messages, telephone calls and formal collection letters. First NBC updates monthly an internal "behavioral score", developed with Fair, Isaac and Company, Inc., for each cardholder based upon payment and transaction history. Each cardholder's credit bureau score, under a credit scoring model developed with Fair, Isaac and Company, Inc., is also updated quarterly. The behavioral score and the credit bureau score are used to prioritize accounts for initial contact with the objective of contacting the highest risk and balance accounts first. Accounts are worked continually at each stage of delinquency. Accounts are charged off at 179 days delinquent, except for bankruptcy and deceased losses, which are charged off within 45 days of notification. Charged off accounts are placed with collection personnel at First NBC, outside collection agencies or outside attorneys.

         In First NBC's historical experience, delinquency and loss ratios for a group of accounts opened at around the same time have peaked during the second and third years after the accounts were opened and then dropped off significantly thereafter. Although there can be no assurance that the delinquency and loss experience for the Receivables in the future will be similar to First NBC's historical experience, addition of a large number of newly created Additional Accounts to the Trust Portfolio might be expected to increase delinquency and loss ratios for the Trust Portfolio during the second and third years after such addition of accounts.

         The following tables set forth the delinquency and loss experience for each of the periods shown for the Bank Portfolio of credit card accounts. The Bank Portfolio's delinquency and loss experience is comprised of segments which may, when taken individually, have delinquency and loss characteristics different from those of the overall Bank Portfolio of credit card accounts. As of the beginning of the day on ___________ __, 1997, the Receivables in the Trust Portfolio represented approximately ___% of the Bank Portfolio. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual delinquency and loss experience with respect to the Receivables may be different from that set forth below for the Bank Portfolio. There can be no assurance that the delinquency and loss experience for the Receivables in the future will be similar to the historical experience of the Bank Portfolio set forth below.

6190782.16 61897 1113c                           S-20


                                                 Delinquency Experience Bank Portfolio(1)(2)
                                                           (Dollars in thousands)
                                                              as of December 31
                                        --------------------------------------------------------------
                          1996                        1995                        1994                        1993
               --------------------------  --------------------------  --------------------------  --------------------------
                              Percentage                  Percentage                  Percentage                  Percentage
                               of Total                    of Total                    of Total                    of Total
               Receivables    Receivables  Receivables    Receivables  Receivables    Receivables  Receivables    Receivables
               -----------    -----------  -----------    -----------  -----------    -----------  -----------    -----------
Receivables
 Outstanding(3)$                           $                           $                           $

Receivables
Delinquent...

  31 - 60 Days $                   %       $                   %       $                   %       $                   %

  61 - 90 Days                     %                           %                           %                           %

  91-120 Days                      %                           %                           %                           %

  121 Days Or
More.........                     %                            %                           %                           %
                -------                     -------                     -------                     -------
       Total.  $                   %       $                   %       $                   %       $                   %
               ========                    ========                    ========                    ========

-------------------
(1)      The above information is for First NBC's First BankCard Division only. Amounts have not been restated for acquisitions of
         portfolios from the Corporation's acquired banks which were accounted for as poolings-of-interests.

(2) The above information includes the private label portfolio guaranteed by USAF Services ("USAF"). These balances are charged back to USAF at 90 days past due. The balances in such accounts and the related delinquencies at December 31, 1996, 1995, 1994 and 1993, respectively, were: $______ outstanding, ____% delinquent;
         $_________ outstanding, ____% delinquent; $_______ outstanding, _____% delinquent; and $_________ outstanding, ____% delinquent.

(3) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the end of the period shown.



                                               Loss Experience(1)(2)
                                                  Bank Portfolio
                                              (Dollars in Thousands)



                                                                    Year Ended December 31

                                         1996                     1995                    1994                   1993
                                    -------------             ------------            -----------            -----------

                                               Percentage              Percentage              Percentage              Percentage
                                                of Total                of Total                of Total               of Total
                                   Receivables Receivables Receivables Receivables Receivables Receivables Receivables Receivables
Average Receivables Outstanding(3)      $                        $                       $                      $
  Gross Charge-Offs(4)........          $           %            $          %            $          %           $          %
  Recoveries..................                      %                       %                       %                      %
                                                                ---                                            --
Net Charge-Offs...............          $           %            $          %            $          %           $          %
                                        =                        =                       =                      =

--------------------

(1) The above information is for First NBC's First BankCard Division only. Amounts have not been restated for acquisitions of portfolios from the Corporation's acquired banks which were accounted for as poolings-of-interests.

(2) Interest and fees on charged off accounts are reversed from finance charge revenues and fee income accounts, respectively, and are not included in charge-offs.

(3) Average Receivables Outstanding is the average of the daily receivable balance during the period indicated.

(4) Gross Charge-Offs are total principal charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods, customer disputes or other miscellaneous credit adjustments.


                                            S-21







Interchange and Other Account Revenues

         The Transferor will be required, pursuant to the terms of the Agreement, to transfer to the Trust a percentage of the Interchange attributed to cardholder charges for goods and services in the Accounts. For administrative convenience, the Transferor may exclude from the calculation of Interchange certain interchange received from merchants for whom First NBC acts as the MasterCard or VISA clearing bank. Interchange arising under the Accounts will be allocated to the Certificates on the basis of the percentage equivalent of the ratio of (i) the Floating Investor Percentage of cardholder charges for goods and services in the Accounts to (ii) the total amount of cardholder charges for goods and services in the MasterCard and VISA credit card accounts owned by First NBC, as reasonably estimated by the Transferor. MasterCard and VISA may from time to time change the amount of Interchange reimbursed to banks issuing their credit cards. Interchange will be treated as collections of Finance Charge Receivables for the purposes of determining the amount of Finance Charge Receivables, allocating collections of Finance Charge Receivables, making required monthly payments, and calculating the Portfolio Yield. Under the circumstances described herein, Interchange will be used to pay a portion of the Monthly Investor Servicing Fee required to be paid on each Transfer Date. See "Description of the Certificates -- Servicing Compensation and Payment of Expenses" herein and "First NBC's Credit Card Activities -- Interchange" in the Prospectus.

         The Transferor will also be required, pursuant to the terms of the Agreement, to transfer to the Trust, for the benefit of the Certificates, a percentage of the Other Account Revenues (which presently consist of advertising revenues and experience-based rebates of credit insurance premiums). The amount of Other Account Revenues to be so included shall be equal to the portion of the revenues in each applicable category for the entire Bank Portfolio that is allocable to the Accounts, as determined by Transferor using any reasonable method, multiplied by the Floating Investor Percentage.

                                  THE RECEIVABLES

         The Receivables in the Trust Portfolio, as of the beginning of the day on _________, 199_, included $______ of Principal Receivables and $______ of Finance Charge Receivables. The Accounts had an average
Principal Receivable balance of $_______ and an average credit limit of $_______. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was __%. The average age of the Accounts was approximately ___ months. As of the beginning of the day on ___________ ____, 199_, Receivables arising in Accounts in agent bank, affinity or military relationship programs made up approximately __% in the aggregate of the total Receivables in the Trust Portfolio, of which approximately __% arose in the single largest program of this type. See "Risk Factors -- Affinity Programs" in the Prospectus. As of such date, __% of the Accounts were standard accounts and __% were premium accounts, and the aggregate Principal Receivable balances of standard accounts and Premium accounts, as a percentage of the total aggregate Principal Receivables, were __% and __%, respectively. Because approximately __%, __%, __%, __% and __% of the cardholders whose Accounts are included in the Trust Portfolio had a billing address in Louisiana, Alabama, Mississippi, Texas and Florida, the Trust Portfolio as a whole may be adversely affected by material adverse legal, economic and social changes in such states. First NBC is not aware of any material trends in such states that would likely adversely impact the Trust Portfolio. See "Risk Factors -- Effect of Social, Legal and Economic Factors on Credit Card Usage" in the Prospectus. As of the beginning of the day on _________ ____, 199_, Receivables arising in accounts in First NBC's military programs made up approximately __% in the aggregate of the total Receivables in the Trust Portfolio. See "Risk
Factors -- Effects of Applicable Law -- Limitations Imposed by Consumer Protection Laws" in the Prospectus.

         Credit applications for the Accounts under which the Receivables in the Trust Portfolio arise are processed through an automated application processing system using a credit scoring system based on models developed by Fair, Isaac and Company, Inc. Those applications that are flagged for further review (i.e., those that are neither accepted nor rejected) by the automated application processing system are reviewed by a First BankCard credit analyst who makes a credit and limit assignment decision based on a review of (i) the score generated by the credit scorecard, (ii) information contained in the application, (iii) an independent credit report and (iv) an analysis of the applicant's capacity to repay. First BankCard also uses a prescreening process as a method of acquiring new accounts. First BankCard primarily identifies potential prospects for pre-approved solicitations through lists obtained from (i) First NBC and its affiliated banks, (ii) agent banks and (iii) affinity groups. First BankCard submits to the credit bureaus its credit criteria and cutoff scores for those criteria to screen prospects. Lists of individuals who meet the criteria are returned to the mailing list vendor, and a pre-approved offer for a credit card is made to those individuals. An offeree's response to the solicitation is reviewed and confirmed, and a credit card is issued. [Where an individual's creditworthiness undergoes rapid and substantial change following the initial prescreening, First BankCard may refuse to extend any credit to that individual despite the pre-approved offer.]

         The primary factors considered in the non-military credit scoring model include (a) the presence or absence of existing credit references and checking and savings account references, (b) the number of recently reported installment loans reflected in the credit file, (c) revolving utilization reflected in the credit file and (d) the number of inquiries by other credit providers. The primary factors considered in the military credit scoring model include (a) occupation, (b) high credit card utilization reflected in the credit file, (c) the number of major derogatory ratings reflected in the credit file and (d) the number of inquiries by other credit providers.

         The Trust Portfolio will initially consist of all Receivables in the Bank Portfolio, with the exception of Receivables arising under Accounts identified as lost, stolen, fraudulent, voluntarily canceled, deceased, bankrupt, internal expense accounts or foreign accounts. The following tables summarize the Trust Portfolio by various criteria as of the [end of the day on __________ __, 199_] [dates indicated]. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                                          Composition by Account Balance
                                                the Trust Portfolio


                                                                 Percentage
                                                                  of Total                            Percentage of
                                              Number of          Number of                                Total
Account Balance Range                         Accounts            Accounts          Receivables        Receivables
---------------------                         ---------           ---------        -------------       -----------
Credit Balance...........................
No Balance...............................
$.01 - $5,000.00.........................
$5,000.01 - $10,000.00...................
$10,000.01 - $15,000.00..................
$15,000.01 - $20,000.00..................
$20,000.01 - $25,000.00..................
$25,000.01 or More.......................
         TOTAL...........................                           100.0%                                  100.0%
                                                                    =====                                   =====




                                                  S-23



                                            Composition by Credit Limit
                                                the Trust Portfolio

                                                                 Percentage
                                                                  of Total                            Percentage of
                                              Number of          Number of                                Total
                                              Accounts            Accounts          Receivables        Receivables
                                              ---------          ----------         -------------     -------------
Credit Limit Range
------------------
Less than or equal to $5,000.00..........
$5,000.01 - $10,000.00...................
$10,000.01 - $15,000.00..................
$15,000.01 - $20,000.00..................
$20,000.01 - $25,000.00..................
$25,000.01 or More.......................
         TOTAL...........................                           100.0%                                 100.0%
                                                                    =====                                  =====



                                               S-24





                                       Composition by Period of Delinquency
                                                the Trust Portfolio
                                                                   Percentage
                                                                    of Total                            Percentage of
Period of Delinquency                          Number of           Number of                                 Total
(Days Contractually Delinquent)                 Accounts            Accounts          Receivables        Receivables
-------------------------------                 ---------           ---------        -------------       -----------
Not Delinquent............................
Up to 30 Days.............................
31 to 60 Days.............................
61 to 90 Days.............................
91 or More Days...........................
         TOTAL............................                           100.0%                                 100.0%
                                                                     =====                                  =====


                                            Composition by Account Age
                                                the Trust Portfolio
                                                                 Percentage
                                                                  of Total                             Percentage of
                                             Number of           Number of                                  Total
Account Balance Range                         Accounts            Accounts          Receivables         Receivables
---------------------                         ---------           ---------        -------------        -----------
Not More than 6 Months.................
Over 6 Months to 12 Months.............
Over 12 Months to 24 Months............
Over 24 Months to 36 Months............
Over 36 Months to 48 Months............
Over 48 Months to 60 Months............
Over 60 Months to 72 Months............
Over 72 Months.........................
         TOTAL.........................                             100.0%                                   100.0%
                                                                    =====                                    =====

                                        Geographic Distribution of Accounts
                                                the Trust Portfolio
                                                       Percentage
                                                        of Total                                      Percentage of
                                Number of               Number of                                          Total
State(1)                         Accounts               Accounts               Receivables             Receivables
-----                            ---------              ---------             -------------            -----------
Alabama..................
Louisiana................
[List other material
states]

---------------------------

(1) No more than __% of the aggregate principal balance of the Receivables as of the Cut-Off Date were represented by Receivables owed by obligors located in any state other than those listed in this table.

                               MATURITY ASSUMPTIONS

         The Agreement provides that Class A Holders will not receive payments of principal until the Class A Scheduled Payment Date, or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period. The Class B Holders will not begin to receive payments of principal until the final principal payment on the Class A Certificates has been made.

         Controlled Accumulation Period. On each Transfer Date during the Controlled Accumulation Period prior to the payment of the Class A Investor Interest in full, an amount equal to, for each Monthly Period, the least of
(a) the Available Investor Principal Collections, (b) the "Controlled Deposit Amount" for such Monthly Period (which equals the sum of the Controlled Accumulation Amount for such Monthly Period and any portion of the Controlled Accumulation Amount for any prior Monthly Period that was not deposited in the Principal Funding Account) and (c) the Class A Adjusted Investor Interest prior to any deposits on such day, will be deposited in the Principal Funding Account (the "Principal Funding Account") established by the Servicer until the principal amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance") equals the Class A Investor Interest. After the Class A Investor Interest has been paid in full, Available Investor Principal Collections, to the extent required, will be distributed to the Class B Holders on each Distribution Date until the earlier of the date the Class B Investor Interest has been paid in full and the Series 199_-_ Termination Date. After the Class A Investor Interest and the Class B Investor Interest have each been paid in full, Available Investor Principal Collections, to the extent required, will be distributed to the Collateral Interest Holder on each Transfer Date until the earlier of the date the Collateral Interest has been paid in full and the Series 199_-_ Termination Date. Amounts in the Principal Funding Account are expected to be available to pay the Class A Investor Interest on the Class A Scheduled Payment Date. After the payment of the Class A Investor Interest in full, Available Investor Principal Collections are expected to be available to pay the Class B Investor Interest on the Class B Scheduled Payment Date. Although it is anticipated that collections of Principal Receivables will be available on each Transfer Date during the Controlled Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that the Class A Investor Interest will be paid to the Class A Holders on the Class A Scheduled Payment Date and the Class B Investor Interest will be paid to the Class B Holders on the Class B Scheduled Payment Date, respectively, no assurance can be given in this regard. If the amount required to pay the Class A Investor Interest or the Class B Investor Interest in full is not available on the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, respectively, a Pay Out Event will occur and the Rapid Amortization Period will commence.

         Rapid Amortization Period. If a Pay Out Event occurs, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid to the Class A Holders on the Distribution Date in the month following the commencement of the Rapid Amortization Period. In addition, to the extent that the Class A Investor Interest has not been paid in full, the Class A Holders will be entitled to monthly payments of principal equal to the Available Investor Principal Collections until the earlier of the date on which the Class A Certificates have been paid in full and the Series 199_-_ Termination Date. After the Class A Certificates have been paid in full and if the Series 199_-_ Termination Date has not occurred, Available Investor Principal Collections will be paid to the Class B Certificates on each Distribution Date until the earlier of the date on which the Class B Certificates have been paid in full and the Series 199_-_ Termination Date.

         Pay Out Events. A Pay Out Event occurs, either automatically or after specified notice, upon (a) the failure of the Transferor to make certain payments or transfers of funds for the benefit of the Holders within the time periods stated in the Agreement, (b) material breaches of certain representations, warranties or covenants of the Transferor, (c) certain insolvency events involving the Transferor, (d) a reduction in the average of the Portfolio Yields for any three consecutive Monthly Periods to a rate that is less than the average of the Base Rates for such period,
(e) the Trust becoming an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (f) the failure of the Transferor to convey Receivables arising under

Additional Accounts or Participations to the Trust when required by the Agreement, (g) the occurrence of a Servicer Default which would have a material adverse effect on the Holders, (h) insufficient monies in the Distribution Account to pay the Class A Investor Interest or the Class B Investor Interest in full on the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, respectively, or (i) the Transferor becomes unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement. See "Description of the Certificates -- Pay Out Events." The term "Base Rate" means, with respect to any Monthly Period, the sum of (a) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate, and the Collateral Rate (each for the related Interest Period) plus (b) the Servicing Fee Percentage. The term "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of Reallocated Investor Finance Charge Collections, Principal Funding Investment Proceeds and amounts withdrawn from the Reserve Account deposited into the Finance Charge Account and allocable to the Certificates and the Collateral Interest for such Monthly Period, calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

         Paired Series. The Transferor may cause the Trust to issue another Series as a Paired Series with respect to Series 199_-_. Although no assurance can be given as to whether such other Series will be issued and, if issued, the specific terms thereof, the outstanding principal amount of such Series may vary from time to time whether or not a Pay Out Event occurs with respect to Series 199_-_, and the interest rate with respect to certificates of such Series will be established on the date of issuance of such Series and may be reset periodically. Further, the Pay Out Events with respect to such other Series may vary from the Pay Out Events with respect to Series 199_-_ and may include Pay Out Events which are unrelated to the status of the Transferor, the Servicer or the Receivables, such as events related to the continued availability and rating of certain providers of Enhancement to such other Series. If a Pay Out Event does occur with respect to any such Paired Series prior to the payment in full of the Certificates, the final payment of principal to the Holders may be delayed. In particular, the numerator of the Fixed Allocation Percentage may be changed upon the occurrence of a Pay Out Event with respect to a Paired Series resulting in a possible reduction of the percentage of collections of Principal Receivables allocated to the Holders and a possible slowdown in the repayment of principal to such Holders because of such reduction in allocation of collections. See "Description of the Certificates -- Allocation Percentages" and "-- Paired Series" herein.

         Payment Rates and Creation of Additional Receivables. The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.



                      Cardholder Monthly Payment Rates
                               Bank Portfolio

                                                          Year Ended December 31
                                                         -----------------------

                                             1996            1995            1994          1993
                                         -----------     -----------     -----------     --------
Lowest Month.........................        %               %               %              %
Highest Month........................        %               %               %              %
Monthly Average......................        %               %               %              %


         Currently, cardholders must make a monthly minimum payment at least equal to the greater of (i) [2.5% or 10% (depending upon the program)] of the statement balance (excluding any disputed amounts) plus past due amounts and (ii) a stated minimum payment (generally $10) plus past due amounts. There can be no assurance that the cardholder monthly payment rates in the future will be similar to the historical experience set forth above. In addition, any election by the Transferor to designate (or increase) a Discount Percentage may, by causing certain collections of Principal Receivables to be treated as collections of Finance Charge Receivables, reduce the effective principal payment rate with respect to the Receivables. (See "Description of the Certificates -- Discount Option" in the Prospectus.) The Receivables may be paid at any time and there is no assurance that there will be additional Receivables created in the Accounts.

         A significant decline in the amount of Receivables generated during the Controlled Accumulation Period could result in the occurrence of a Pay Out Event. In addition, a significant decline in the amount of Receivables generated during the Rapid Amortization Period could significantly extend the average life to maturity of the Certificates. The amount of collections of Receivables and the creation of additional Receivables in the Accounts may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio will be similar to the historical experience set forth above or that deposits into the Principal Funding Account or the Distribution Account, as applicable, will be made in accordance with the applicable Controlled Accumulation Amount. If a Pay Out Event occurs, the average life of the Certificates could be significantly reduced or increased.

         Because there may be a decline in the creation of new Receivables in the Accounts or a slowdown in the payment rate below the payment rates used to determine the Controlled Accumulation Amounts, or a Pay Out Event may occur which would initiate the Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A Certificates and the Class B Certificates to their respective final Distribution Dates will equal the expected number of months. As described under "Description of the Certificates--Postponement of Controlled Accumulation Period," the Servicer may shorten the Controlled Accumulation Period and, in such event, there can be no assurance that there will be sufficient time to accumulate all amounts necessary to pay the Class A Investor Interest and the Class B Investor Interest on the Class A Scheduled Payment Date and the Class B Scheduled Payment Date, respectively. See "Maturity Assumptions" and "Risk Factors -- Payments Other than at Expected Maturity" in the Prospectus.

         Any factors which effectively slow the principal payment rate with respect to the Receivables, and hence slow the accumulation of principal for distribution to the Certificateholders, may have the additional effect of extending the period of time during which the Certificateholders are exposed to losses on the Receivables.



                      RECEIVABLE YIELD CONSIDERATIONS

         The gross revenues from finance charges and fees billed to accounts in the Bank Portfolio for each of the four calendar years contained in the period ended December 31, 1996 are set forth in the following table.

         The historical yield figures in the following table are calculated on an accrual basis. Collections of Receivables included in the Trust will be on a cash basis and may not reflect the historical yield experience in the table. During periods of increasing delinquencies or periodic payment deferral programs, accrual yields may exceed cash amounts accrued and billed to cardholders. Conversely, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods. However, the Transferor believes that during the four calendar years contained in the period ended December 31, 1996, the yield on an accrual basis closely approximated the yield on a cash basis. The yield on both an accrual and a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the Receivables, the amount of any annual membership fees and other fees, changes in the delinquency rate on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges. See "Risk Factors" in the Prospectus.



                                      Bank Portfolio Yield(1)(2)
                                        (Dollars in Thousands)

                                                                           Year Ended December 31
                                                                          -----------------------
                                                            1996            1995             1994             1993
                                                       --------------   ------------     ------------    -------------
Average Receivables Outstanding (3)................              $                $                $                $
Total Finance Charges and Fees (3)(4)..............              $                $                $                $
         Total Finance Charges and Fees
         as a percentage of Average
         Receivables Outstanding...................              %                %                %                %

(1) Amounts have not been restated for acquisitions of portfolios from the Corporation's acquired banks which were accounted for as poolings-of-interests.

(2) Interest and fees on charged off accounts are reversed from finance charge revenues and fee income accounts, respectively, and are not included in charge-offs.

(3)      Fees include Annual Fees, Interchange, Cash Advance Fees, Late Fees,
         Overlimit Fees and Other Fees as allocated to the Bank Portfolio.

(4) Finance Charges and Fees are presented net of adjustments pursuant to First NBC's normal servicing procedures, including removal of incorrect or disputed monthly periodic finance charges.

         The revenue for the Bank Portfolio of credit card accounts shown in the above table is comprised of monthly periodic finance charges, credit card fees and Interchange. These revenues vary for each account based on the type and volume of activity for each account. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual yield with respect to Receivables may be different from that set forth above for the Bank Portfolio. See "First NBC's Credit Card Portfolio" herein and "First NBC Credit Card Activities" in the Prospectus.


                  FIRST NBC AND FIRST COMMERCE CORPORATION

         First NBC is a national banking association and a wholly owned subsidiary of First Commerce Corporation (the "Corporation"). The Bank's main office is located at 210 Baronne Street, New Orleans, Louisiana 70112, telephone (504) 623-1371. The Corporation is a Louisiana corporation and a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and maintains its headquarters in New Orleans, Louisiana. As of December 31, 1996, First NBC had assets of $5.9 billion and stockholder's equity of $374 million. As of December 31, 1996, the Corporation had assets of $9.2 billion and stockholders' equity of $724 million. The Corporation has six wholly owned bank subsidiaries, each in
Louisiana: the Bank, City National Bank of Baton Rouge, Central Bank (Monroe), The First National Bank of Lafayette, Rapides Bank & Trust Company in Alexandria and The First National Bank of Lake Charles, which offer a full range of banking and related financial services to commercial and consumer customers, including numerous types of interest-bearing and noninterest-bearing deposit accounts, commercial and consumer loans (including credit card loans), credit card merchant services, trust services, correspondent banking services and safe deposit facilities.

                      DESCRIPTION OF THE CERTIFICATES

         The Certificates will be issued pursuant to the Agreement and the Series 199_-__ Supplement. Pursuant to the Agreement, the Transferor and the Trustee may execute further series supplements in order to issue additional Series. The following summary of the Certificates does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Agreement and the Series 199_-__ Supplement. See "Description of the Certificates" in the Prospectus for additional information concerning the Certificates and the Agreement.

General

         The Certificates will represent the right to receive certain payments from the assets of the Trust, including the right to the applicable allocation percentage of all cardholder payments on the Receivables in the Trust. Each Class A Certificate represents the right to receive payments of interest at the Class A Rate for the related Interest Period funded from collections of Finance Charge Receivables and payments of principal on the Class A Scheduled Payment Date or, to the extent of the Class A Investor Interest, on each Distribution Date during the Rapid Amortization Period, funded from collections of Principal Receivables allocated to the Class A Investor Interest and certain other available amounts. Each Class B Certificate represents the right to receive payments of interest at the applicable Class B Rate for the related Interest Period, and payments of principal on the Class B Scheduled Payment Date or, to the extent of the Class B Investor Interest, on each Distribution Date during the Rapid Amortization Period after the Class A Certificates have been paid in full, funded from collections of Finance Charge Receivables and Principal Receivables, respectively, allocated to the Class B Investor Interest and certain other available amounts. In addition to representing the right to payment from collections of Finance Charge Receivables and Principal Receivables, each Class A Certificate also represents the right to receive payments from Excess Spread, funds on deposit in the Principal Funding Account and the Reserve Account and certain investment earnings thereon, Reallocated Principal Collections and Shared Principal Collections and certain other available amounts (including, under certain circumstances, amounts on deposit in the Excess Funding Account). In addition to representing the right to payment from collections of Finance Charge Receivables and Principal Receivables, each Class B Certificate also represents the right to receive payments from Excess Spread, Reallocated Collateral Principal Collections and Shared Principal Collections and certain other available amounts (including, under certain circumstances, amounts on deposit in the Excess Funding Account). Payments of interest and principal will be made, to the extent of funds available therefor, on each Distribution Date on which such amounts are due to Holders in whose names the Certificates were registered on the last business day of the calendar month preceding such Distribution Date (each, a "Record Date").

         [First NBC does not intend to list the Certificates on any securities exchange.] [Application will be made to list the Certificates on the Luxembourg Stock Exchange.]

         The Class A Certificates and the Class B Certificates initially will be represented by certificates registered in the name of Cede, as nominee of DTC. Unless and until Definitive Certificates are issued, all references herein to actions by Class A Holders and/or Class B Holders shall refer to actions taken by DTC upon instructions from DTC Participants and all references herein to distributions, notices, reports and statements to Class A Holders and/or Class B Holders shall refer to distributions, notices, reports and statements to DTC or Cedel, as the registered holder of the Class A Certificates and the Class B Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures. Holders may hold their Certificates through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems. Cede, as nominee for DTC, will hold the global Certificates. Cede and Euroclear will hold omnibus positions on behalf of the Cedel Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective Depositaries which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. See "Description of the Certificates -- General," "--Book-Entry Registration" and "-- Definitive Certificates" in the Prospectus.

Interest Payments

         Interest will accrue on the Class A Certificates at the Class A Rate and on the Class B Certificates at the Class B Rate from the Closing Date. Interest will be distributed to Holders on ______ 15, 199_ and on each Distribution Date thereafter. Interest payments on the Class A Certificates and the Class B Certificates on any Distribution Date will be calculated on the outstanding principal balance of the Class A Certificates and the outstanding principal balance of the Class B Certificates, as applicable, as of the preceding Record Date, except that interest for the first Distribution Date will accrue at the applicable Certificate Rate on the initial outstanding principal balance of the Class A Certificates and the initial outstanding principal balance of the Class B Certificates, as applicable, from the Closing Date. Interest due on the Certificates but not paid on any Distribution Date will be payable on the next succeeding Distribution Date together with additional interest on such amount at the applicable Certificate Rate plus 2% per annum (such amount with respect to the Class A Certificates, the "Class A Additional Interest," and such amount with respect to the Class B Certificates, the "Class B Additional Interest," and collectively, the "Additional Interest"). Additional Interest shall accrue on the same basis as interest on the Certificates, and shall accrue from the Distribution Date on which such overdue interest first became due, to but excluding the Distribution Date on which such Additional Interest is paid. Interest payments on the Class A Certificates on any Distribution Date will be paid from Class A Available Funds for the related Monthly Period, and to the extent such Class A Available Funds are insufficient to pay such interest, from Excess Spread and Reallocated Principal Collections (to the extent available) for such Monthly Period. Interest payments on the Class B Certificates on any Distribution Date will be paid from Class B Available Funds for the related Monthly Period, and to the extent such Class B Available Funds are insufficient to pay such interest, from Excess Spread and Reallocated Collateral Principal Collections (to the extent available) remaining after certain other payments have been made with respect to the Class A Certificates.

         "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of Reallocated Investor Finance Charge Collections allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Finance Charge Receivables attributable to Interchange that is allocable to Servicer Interchange), (b) Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date (up to the Class A Covered Amount for such Transfer Date) and (c) amounts, if any, to be withdrawn from the Reserve Account which are required to be included in Class A Available Funds pursuant to the Series 199_-__ Supplement with respect to such Transfer Date. "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of Reallocated Investor Finance Charge Collections allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Finance Charge Receivables attributable to Interchange that is allocable to Servicer Interchange).

         The Class A Certificates will bear interest from the Closing Date through ________ _, 199_, and from ________ _, 199_ through ________ _,
199_ and with respect to each Interest Period thereafter, at a rate of ___% per annum [above LIBOR prevailing on the related LIBOR Determination Date with respect to each such period] (the "Class A Rate"). The Class B Certificates will bear interest from the Closing Date through ________ _, 199_, and from ________ _, 199_ through ________ _, 199_ and with respect to each Interest Period thereafter, at a rate of ___% per annum [above LIBOR prevailing on the related LIBOR Determination Date with respect to each such period] (the "Class B Rate").

         [The Trustee will determine LIBOR on ________ _, 199_ for the period from the Closing Date through ________ _, 199_, on ________ _, 199_, for the period from ________ _, 199_ through ________ _, 199_, and for each Interest Period thereafter, on the second business day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a business day is any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Interest Period" means, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except the initial Interest Period will be the period from and including the Closing Date through the day preceding the initial Distribution Date.

         "LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 (as defined below) as of 11:00 a.m., London Time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks (as defined below) at approximately 11:00 a.m., London Time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for the day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading international banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). If the banks selected by the Trustee are not quoting rates as provided in the immediately preceding sentence, LIBOR for such Interest Period will be LIBOR in effect for the immediately preceding Interest Period.

         "Reference Banks" means three major banks in the London interbank market selected by the Trustee.

         The Class A Rate and the Class B Rate applicable to the current and immediately preceding Interest Period may be obtained by telephoning the Trustee at its Corporate Trust Office at (__) ____- ____.

         Interest on the Certificates will be calculated on the basis of [the actual number of days in the Interest Period] [twelve 30-day months] and a 360-day year.

Principal Payments

         On each Transfer Date relating to the Revolving Period (which begins on the Closing Date and ends at the commencement of the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period), unless a reduction in the Required Collateral Interest has occurred, collections of Principal Receivables allocable to the Investor Interest will, subject to certain limitations, including the allocation of any Reallocated Principal Collections with respect to the related Monthly Period to pay the Class A Required Amount and the Class B Required Amount, be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

         On each Transfer Date relating to the Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to such Transfer Date, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Investor Interest prior to any deposits on such date. Amounts in the Principal Funding Account will be paid to the Class A Holders on the Class A Scheduled Payment Date. After the Class A Investor Interest has been paid or provided for in full, on each Transfer Date during the Controlled Accumulation Period, amounts equal to the lesser of (a) Available Investor Principal Collections with respect to such Transfer Date and (b) the Class B Investor Interest will be deposited in the Distribution Account for distribution to the Class B Holders until the Class B Investor Interest has been paid in full. Such amounts in the Distribution Account will be paid to the Class B Holders on the Class B Scheduled Payment Date. On each Transfer Date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of Principal Receivables allocable to the Investor Interest will be applied in accordance with the Loan Agreement to reduce the Collateral Interest to the Required Collateral Interest. During the Controlled Accumulation Period until the final principal payment to the Class B Holders, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a Transfer Date will generally be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

         "Available Investor Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (a) (i) collections of Principal Receivables received during such Monthly Period and certain other amounts, in each case which are allocable to the Investor Interest, minus
(ii) the amount of Reallocated Principal Collections with respect to such Monthly Period used to fund interest on the Certificates or the Class A Servicing Fee or Class B Servicing Fee, plus (b) any Shared Principal Collections with respect to other Principal Sharing Series that are allocated to Series [199_-_].

         On each Distribution Date commencing with the first Distribution Date following the date the Rapid Amortization Period begins, the Class A Holders will be entitled to receive Available Investor Principal Collections for the related Monthly Period in an amount up to the Class A Investor Interest until the earlier of the date the Class A Certificates are paid in full and the Series 199_-__ Termination Date. After payment in full of the Class A Investor Interest, the Class B Holders will be entitled to receive on each Distribution Date during the Rapid Amortization Period Available Investor Principal Collections until the earlier of the date the Class B Certificates are paid in full and the Series 199_-__ Termination Date. After payment in full of the Class B Investor Interest, the Collateral Interest Holder will be entitled to receive on each Transfer Date (other than the Transfer Date prior to the Series 199_-__ Termination
Date) and on the Series 199_-_ Termination Date, Available Investor Principal Collections until the earlier of the date the Collateral Interest is paid in full and the Series 199_-__ Termination Date. See "-- Pay Out Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

Postponement of Controlled Accumulation Period

         Upon written notice to the Trustee, the Transferor and each Rating Agency, the Servicer may elect to postpone the commencement of the Controlled Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than _____ months. On each Determination Date on or after the ________ Determination Date, until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Scheduled Payment Date is expected to equal or exceed the Class A Investor Interest, assuming (a) the expected monthly collections of Principal Receivables expected to be distributable to the Holders of all Series have a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months,
(b) the amount of principal expected to be distributable to Holders of all Series remains constant at the level on such date of determination, (c) no Pay Out Event with respect to any Series will subsequently occur and (d) no additional Series will be subsequently issued. If the Accumulation Period Length is less than ______ months, the Servicer may, at its option, postpone the commencement of the Controlled Accumulation Period such that the number of months included in the Controlled Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Controlled Accumulation Period based on the investor interest of certain other Series which are scheduled to be in their revolving periods during the Controlled Accumulation Period and on increases in the principal payment rate occurring after the Closing Date. The length of the Controlled Accumulation Period will not be determined to be less than one month.

Subordination

         The Class B Certificates and the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class B Certificates. Certain principal payments otherwise allocable to the Class B Holders may be reallocated to cover amounts in respect of the Class A Certificates and the Class B Investor Interest may be reduced if the Collateral Interest is equal to zero. Similarly, certain principal payments allocable to the Collateral Interest may be reallocated to cover amounts in respect of the Class A Certificates and the Class B Certificates and the Collateral Interest may be reduced. To the extent the Class B Investor Interest is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificates in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Investor Interest is not reimbursed, the amount of principal and interest distributable to the Class B Holders will be reduced. See "-- Allocation Percentages," "-- Reallocation of Cash Flows" and "-- Application of Collections -- Excess Spread."

Allocation Percentages

         Pursuant to the Agreement, with respect to each Monthly Period the Servicer will allocate among the Investor Interest, the investor interest for all other Series issued and outstanding and the Transferor Interest, all amounts collected on Finance Charge Receivables, all amounts collected on Principal Receivables and all Net Default Amounts and Net Recoveries with respect to such Monthly Period.

         Collections of Finance Charge Receivables, Net Default Amounts and Net Recoveries at all times, and collections of Principal Receivables during the Revolving Period, will be allocated to the Investor Interest based on the Floating Investor Percentage. Collections of Finance Charge Receivables that are so allocated will then be reallocated among all Series in Group I as described in the "Description of the Certificates -- Reallocations Among Certificates of Different Series within a Reallocation Group" in the Prospectus.

         The "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the initial Investor Interest) and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Aggregate Principal Receivables as of the close of business on the day immediately preceding the Closing Date) and (b) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables, Net Default Amounts, Net Recoveries or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that if one or more Reset Dates occur in a Monthly Period, the Floating Investor Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to the earlier of the last day of the current Monthly Period and any subsequent Reset Date shall be determined using a denominator equal to the greater of the amounts specified in clause (a) and (b) above determined as of the subject Reset Date.

         The amounts so allocated (or reallocated) will be further allocated between the Class A Holders, Class B Holders and the Collateral Interest Holder based on the Class A Floating Allocation, the Class B Floating Allocation and the Collateral Floating Allocation, respectively. The "Class A Floating Allocation" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day. The "Class B Floating Allocation" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day. The "Collateral Floating Allocation" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day.

         Collections of Principal Receivables during the Controlled Accumulation Period and Rapid Amortization Period will be allocated to the Investor Interest based on the Fixed Investor Percentage. The "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of the close of business on the last day of the prior Monthly Period (or with respect to the first Monthly Period, the Aggregate Principal Receivables as of the close of business on the day immediately preceding the Closing Date) and (b) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series for such Monthly Period; provided, that (x) if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series); and (y) if one or more Reset Dates occur in a Monthly Period, the Fixed Investor Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to the earlier of the last day of the current Monthly Period and any subsequent Reset Date shall be determined using a denominator equal to the greater of the amounts specified in clause
(a) and (b) above determined as of the subject Reset Date.

         The amounts so allocated will be further allocated between the Class A Holders, the Class B Holders and the Collateral Interest Holder based on the Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation, respectively. The "Class A Fixed Allocation" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the numerator used in determining the related Fixed Investor Percentage; provided, that if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Class A Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series. The "Class B Fixed Allocation" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period. The "Collateral Fixed Allocation" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the numerator used in determining the related Fixed Investor Percentage; provided, that if Series 199_-_ is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designated a different numerator (provided that such numerator is not less than the Class B Investor Interest (less, if the Class A Fixed Allocation is zero, the balance on deposit in the Principal Account and the Principal Funding Account, in each case to the extent not subtracted in reducing the Class A Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series.

         "Class A Adjusted Investor Interest," for any date of determination, means an amount equal to then current Class A Investor Interest, minus the Principal Funding Account Balance (up to the Class A Invested Amount) on such date.

         "Class A Investor Interest" for any date means an amount equal to
(a) the aggregate initial principal amount of the Class A Certificates, minus (b) the aggregate amount of principal payments made to Class A Holders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all Transfer Dates preceding such date over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Transfer Dates preceding such date; provided, however, that the Class A Investor Interest may not be reduced below zero.

         "Class B Investor Interest" for any date means an amount equal to
(a) the aggregate initial principal amount of the Class B Certificates, minus (b) the aggregate amount of principal payments made to Class B Holders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced to fund the Class A Investor Default Amount on all prior Transfer Dates as described under "-- Defaulted Receivables; Investor Charge-Offs," plus (f) the aggregate amount of Excess Spread allocated to the Certificates and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

         "Collateral Interest" for any date means an amount equal to (a) the Initial Collateral Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Transfer Dates, minus (e) an amount equal to the aggregate amount by which the Collateral Interest has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Transfer Dates as described under "-- Defaulted Receivables; Investor Charge-Offs," plus (f) the aggregate amount of Excess Spread allocated to the Certificates and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Interest may not be reduced below zero.

         "Reset Date" means each of (a) any date on which Receivables in Additional Accounts are conveyed to the Trust, (b) any date on which Accounts are removed from the Trust and on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust and (c) a date on which there is an increase in the Investor Interest under any Variable Interest issued by the Trust.

         "Variable Interest" means either of (a) any certificate that is designated as a variable funding certificate in the related Series Supplement and (b) any Purchased Interest sold as permitted by an Agreement.

Reallocation of Cash Flows

         With respect to each Transfer Date, the Servicer will determine the amount (the "Class A Required Amount"), if any, by which the sum of (a) Class A Monthly Interest due on the related Distribution Date and overdue Class A Monthly Interest and Class A Additional Interest thereon, if any,
(b) the Class A Servicing Fee for the related Monthly Period and overdue Class A Servicing Fee, if any, and (c) the Class A Investor Default Amount, if any, for the related Monthly Period exceeds the Class A Available Funds for the related Monthly Period. If the Class A Required Amount is greater than zero, Excess Spread allocated to Series 199_-__ and available for such purpose will be used to fund the Class A Required Amount with respect to such Transfer Date. If such Excess Spread is insufficient to fund the Class A Required Amount, first, Reallocated Collateral Principal Collections and, then, Reallocated Class B Principal Collections will be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period, together with Excess Spread, are insufficient to fund the remaining Class A Required Amount for such related Monthly Period, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections for which the Collateral Interest was not reduced on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount, if any, for such Monthly Period over the amount of such reduction, if any, of the Collateral Interest with respect to such Monthly Period). In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero (but not by more than the excess, if any, of the Class A Investor Default Amount for such Monthly Period over the amount of the reductions, if any, of the Collateral Interest and the Class B Investor Interest with respect to such Monthly Period). Any such reduction in the Class A Investor Interest will have the effect of slowing or reducing the return of principal and interest to the Class A Holders. In such case, the Class A Holders will bear directly the credit and other risks associated with their interests in the Trust. See "-- Defaulted Receivables; Investor Charge-Offs."

         With respect to each Transfer Date, the Servicer will determine the amount (the "Class B Required Amount"), which will be equal to the sum of (a) the amount, if any, by which the sum of (i) Class B Monthly Interest due on the related Distribution Date and overdue Class B Monthly Interest and Class B Additional Interest thereon, if any, and (ii) the Class B Servicing Fee for the related Monthly Period and overdue Class B Servicing Fee, if any, exceeds the Class B Available Funds for the related Monthly Period and (b) the Class B Investor Default Amount, if any, for the related Monthly Period. If the Class B Required Amount is greater than zero, Excess Spread allocated to Series 199_-__ not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to fund the Class B Required Amount with respect to such Transfer Date. If such Excess Spread is insufficient to fund the Class B Required Amount, Reallocated Collateral Principal Collections not required to fund the Class A Required Amount for the related Monthly Period will be used to fund the remaining Class B Required Amount. If such Reallocated Collateral Principal Collections with respect to the related Monthly Period are insufficient to fund the remaining Class B Required Amount, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date and after any adjustments made thereto for the benefit of the Class A Holders) will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such Monthly Period). In the event that such a reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero (but not by more than the excess of the Class B Investor Default Amount for such Monthly Period over the amount of such reduction of the Collateral Interest), and the Class B Holders will bear directly the credit and other risks associated with their interests in the Trust. See "-- Defaulted Receivables; Investor Charge-Offs."

         Reductions of the Class A Investor Interest or Class B Investor Interest described above will be reimbursed by, and the Class A Investor Interest or Class B Investor Interest increased to the extent of, Excess Spread available for such purposes on each Transfer Date. See "-- Application of Collections -- Excess Spread." When such reductions of the Class A Investor Interest and Class B Investor Interest have been fully reimbursed, reductions of the Collateral Interest shall be reimbursed until reimbursed in full in a similar manner.

         "Reallocated Class B Principal Collections" for any Monthly Period means collections of Principal Receivables allocable to the Class B Investor Interest for the related Monthly Period in an amount not to exceed the amount applied to fund the Class A Required Amount, if any; provided, however, that such amount will not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for the related Transfer Date.

         "Reallocated Collateral Principal Collections" for any Monthly Period means collections of Principal Receivables allocable to the Collateral Interest for the related Monthly Period in an amount not to exceed the amount applied to fund the Class A Required Amount and the Class B Required Amount, if any; provided, however, that such amount will not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for the related Transfer Date.

         "Reallocated Principal Collections" for any Monthly Period means the sum of (a) the Reallocated Class B Principal Collections for such Monthly Period, if any, and (b) the Reallocated Collateral Principal Collections such Monthly Period, if any.

Application of Collections

         Allocations. Except as otherwise provided below, the Servicer will deposit into the Collection Account, no later than the second business day following the date of processing, any payment collected by the Servicer on the Receivables. On the same day as any such deposit is made, the Servicer will make the deposits and payments to the accounts and parties as indicated below; provided, however, that for as long as First NBC remains the Servicer under the Agreement and (a) (i) the Servicer provides to the Trustee a letter of credit or other credit enhancement covering the risk of collection of the Servicer acceptable to the Rating Agencies and (ii) the Rating Agency Condition shall have been satisfied with respect to reliance on such letter of credit or other credit enhancement or (b) the certificate of deposit or unsecured short-term debt obligations of the Transferor are rated P-1 by Moody's and at least A-1 by Standard & Poor's (and, if rated by Fitch Investors Service, L.P. ("Fitch"), at least F-1 by Fitch) and insured by either BIF or SAIF or (c) the Transferor makes other arrangements satisfactory to each Rating Agency rating any Series then outstanding, then the

Servicer may make such deposits and payments on the business day immediately prior to the Distribution Date (the "Transfer Date") in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied. The Pooling and Servicing Agreement provides, that before the Conversion Date, the Servicer will make such deposits and payments based on the assumption that all collections received by the Servicer with respect to the Receivables in each Billing Cycle are collections of Finance Charge Receivables up to the amount of Finance Charge Receivables billed with respect to Receivables in such Billing Cycle (with respect to each Billing Cycle, the "Billed Finance Charge Receivables") and collections in excess of the Billed Finance Charge Receivables are collections of Principal Receivables. The term "Aggregate Principal Receivables" means in the case of any date of determination which occurs before the Conversion Date, the aggregate amount of Principal Receivables as of the end of the Billing Cycles during the Monthly Period immediately preceding such date of determination or, in the case of any date of determination which occurs on or after the Conversion Date, the aggregate amount of Principal Receivables as of the end of the last day of the Monthly Period immediately preceding such date of determination.

         Whether the Servicer is required to make monthly or daily deposits into the Collection Account, (i) the Servicer will only be required to deposit Collections into the Collection Account or from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to Holders or to the Collateral Interest Holder and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in any such deposit account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from such an account.

         Payment of Interest, Fees and Other Items. On each Transfer Date, the Trustee, acting pursuant to Servicer's instructions, will apply the Class A Available Funds, Class B Available Funds and Collateral Available Funds in the Finance Charge Account in the following manner:

                  (a) On each Transfer Date, an amount equal to the Class A Available Funds will be distributed in the following priority:

                           (i) an amount equal to Class A Monthly Interest
                  for the related Distribution Date, plus the amount of any overdue Class A Monthly Interest and Class A Additional Interest thereon, if any, will be deposited into the Distribution Account for distribution to Class A Holders on such Distribution Date;

                           (ii) an amount equal to the Class A Servicing
                  Fee for the related Monthly Period, plus the amount of any overdue Class A Servicing Fee, will be paid to the Servicer;

                           (iii) an amount equal to the Class A Investor
                  Default Amount, if any, for the related Monthly Period will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account for such Transfer Date; and

                           (iv) the balance, if any, will constitute a
                  portion of Excess Spread and will be allocated and distributed as described under "-- Excess Spread."

                  (b) On each Transfer Date, an amount equal to the Class B Available Funds will be distributed in the following priority:

                           (i) an amount equal to Class B Monthly Interest
                  for the related Distribution Date, plus the amount of any overdue Class B Monthly Interest and Class B Additional Interest thereon, if any, will be deposited into the Distribution Account for distribution to Class B Holders on such Distribution Date;

                           (ii) an amount equal to the Class B Servicing
                  Fee for the related Monthly Period, plus the amount of any overdue Class B Servicing Fee, will be paid to the Servicer; and

                           (iii) the balance, if any, will constitute a
                  portion of Excess Spread and will be allocated and distributed as described under "-- Excess Spread."

                  (c) On each Transfer Date, an amount equal to the Collateral Available Funds will be distributed in the following priority:

                           (i) if First NBC is no longer the Servicer, an
                  amount equal to the Collateral Interest Servicing Fee for the related Monthly Period, plus the amount of any overdue Collateral Interest Servicing Fee, will be paid to the Servicer; and

                           (ii) the balance, if any, will constitute a
                  portion of Excess Spread and will be allocated and distributed as described under "-- Excess Spread."

         "Class A Monthly Interest" with respect to any Distribution Date will equal the product of (i) the Class A Rate for the related Interest Period, (ii) [the actual number of days in such Interest Period divided by 360] [one-twelfth, or in the case of the initial Distribution Date, _______] and (iii) the outstanding principal balance of the Class A Certificates as of the related Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest will be equal to the interest accrued on the initial outstanding principal balance of the Class A Certificates at the applicable Class A Rate for the period from the Closing Date through ________ __, 199_.

         "Class B Monthly Interest" with respect to any Distribution Date will equal the product of (i) the Class B Rate for the related Interest Period, (ii) [the actual number of days in such Interest Period divided by 360] [one-twelfth, or in the case of the initial Distribution Date, _______] and (iii) the outstanding principal balance of the Class B Certificates as of the related Record Date; provided, however, with respect to the first Distribution Date, Class B Monthly Interest will be equal to the interest accrued on the initial outstanding principal balance of the Class B Certificates at the applicable Class B Rate for the period from the Closing Date through ________ __, 199_.

         "Collateral Available Funds" means, with respect to any Monthly Period, an amount equal to the Collateral Floating Allocation of Reallocated Investor Finance Charge Collections allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Finance Charge Receivables attributable to Interchange that is allocable to Servicer Interchange).

         "Excess Spread" means, with respect to any Transfer Date, an amount equal to the sum of the amounts described in clause (a) (iv), clause
(b) (iii) and clause (c) (ii) above. To the extent such amounts are insufficient to make the distributions required by subparagraphs (a) through (i) below under "-- Excess Spread," Excess Spread shall also be deemed to include any Excess Finance Charge Collections allocable to other Series available to Series 199_-_ in accordance with the Agreement.

         Excess Spread. On each Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread with respect to the related Monthly Period, to make the following distributions in the following priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount; provided, that in the event the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread, such Excess Spread shall be applied first to pay amounts due with respect to such Transfer Date pursuant to clause
         (a)(i) above under "-- Payment of Interest, Fees and Other Items," second to pay amounts due with respect to such Transfer Date pursuant to clause (a) (ii) above under "-- Payment of Interest, Fees and Other Items" and third to pay amounts due with respect to such Transfer Date pursuant to clause (a) (iii) above under "-- Payment of Interest, Fees and Other Items";

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Transfer Date of certain other amounts applied for that purpose) will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "-- Payments of Principal" below;

                  (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and will be applied first to pay amounts due with respect to such Transfer Date pursuant to clause (b) (i) above under "-- Payment of Interest, Fees and Other Items," second to pay amounts due with respect to such Transfer Date pursuant to clause (b) (ii) above under "-- Payment of Interest, Fees and Other Items" and third, the amount remaining, up to the Class B Investor Default Amount, will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "-- Payments of Principal" below;

                  (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "-- Payments of Principal" below;

                  (e) an amount equal to the Collateral Monthly Interest for such Transfer Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Transfer Date, will be distributed to the Collateral Interest Holder for distribution in accordance with the Loan Agreement;

                  (f) if First NBC or the Trustee is the Servicer, an amount equal to the Collateral Interest Servicing Fee for the related Monthly Period, plus the amount of any overdue Collateral Interest Servicing Fee, will be paid to the Servicer;

                  (g) an amount equal to the aggregate Collateral Investor Default Amount, if any, for such Transfer Date will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "-- Payments of Principal" below;

                  (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "-- Payments of Principal" below;

                  (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under "-- Reserve Account," an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount will be deposited into the Reserve Account;

                  (j) an amount equal to all other amounts due under the Loan Agreement (to the extent payable out of Excess Spread or Excess Finance Charge Collections) shall be distributed in accordance with the Loan Agreement; and

                  (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above, will constitute "Excess Finance Charge Collections" to be applied with respect to other Series in accordance with the Agreement.

         "Collateral Monthly Interest" with respect to any Transfer Date will equal the product of (a) an amount equal to LIBOR plus 1.0% per annum, or such lesser amount as may be designated in the Loan Agreement (the "Collateral Rate"), (b) the actual number of days in the related Interest Period divided by 360 and (c) the Collateral Interest as of the related Record Date; provided, however, with respect to the first Distribution Date, Collateral Monthly Interest will be equal to the sum of (A) the product of (x) the Collateral Rate, determined as described herein using a[n] ____________ __, 1997 LIBOR Determination Date, (y) the actual number of days during the period from the Closing Date through ___________ __, 1997 divided by 360 and (z) the Collateral Interest as of the Closing Date, plus (B) the product of (x) the Collateral Rate, determined as described herein using a[n] __________ __, 1997 LIBOR Determination Date, (y) the actual number of days during the period from __________ __, 1997 through __________ __, 1997 divided by 360 and (z) the Collateral Interest as of the Closing Date.

         Payments of Principal. On each Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, will distribute Available Investor Principal Collections (see "-- Principal Payments" above) on deposit in the Principal Account in the following manner:

                  (a) on each Transfer Date with respect to the Revolving Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

                           (i) an amount equal to the Collateral Monthly
                  Principal will be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

                           (ii) the balance will be treated as Shared
                  Principal Collections and applied as described under "Description of the Certificates -- Shared Principal Collections" herein and in the Prospectus;

                  (b) on each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

                           (i) an amount equal to Class A Monthly Principal
                  will be deposited in the Principal Funding Account (during the Controlled Accumulation Period) or distributed to the Class A Holders (during the Rapid Amortization Period); and

                           (ii) for each Transfer Date after the Class A
                  Investor Interest has been paid in full (after taking into account payments to be made on the related Distribution Date), an amount equal to the Class B Monthly Principal for such Transfer Date will be distributed to the Class B Holders;

                  (c) on each Transfer Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period in which a reduction in the Required Collateral Interest has occurred, Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal will be applied to reduce the Collateral Interest to the Required Collateral Interest; and

                  (d) on each Transfer Date with respect to the Controlled Accumulation Period and Rapid Amortization Period, the balance of Available Investor Principal Collections not applied pursuant to
         (b) and (c) above, if any, will be treated as Shared Principal Collections and applied as described under "Description of the Certificates -- Shared Principal Collections" herein and in the Prospectus.

         "Class A Monthly Principal" with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Class A Investor Interest, will equal the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, prior to the payment in full of the Class A Investor Interest, and on or prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest prior to any deposits on such Transfer Date.

         "Class B Monthly Principal" with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, after the Class A Certificates have been paid in full (after taking into account payments to be made on the related Distribution Date), will equal the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) and (ii) the Class B Investor Interest for such Transfer Date.

         "Collateral Monthly Principal" means (a) with respect to any Transfer Date relating to the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (3) of the proviso in the definition thereof an amount equal to the lesser of (i) the excess, if any, of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments thereto for the benefit of the Class A Holders and the Class B Holders on such Transfer
Date) over the Required Collateral Interest on such Transfer Date, and (ii) the Available Investor Principal Collections on such Transfer Date or (b) with respect to any Transfer Date relating to the Controlled Accumulation Period or Rapid Amortization Period an amount equal to the lesser of (i) the excess, if any, of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments thereto for the benefit of the Class A Holders and the Class B Holders on such Transfer Date) over the Required Collateral Interest on such Transfer Date, and (ii) the excess, if any, of (A) the Available Investor Principal Collections on such Transfer Date over (B) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

         "Controlled Accumulation Amount" means for any Transfer Date with respect to the Controlled Accumulation Period, prior to the payment in full of the Class A Investor Interest, $ ; provided, however, that if the commencement of the Controlled Accumulation Period is modified as described above under "-- Postponement of Controlled Accumulation Period," (i) the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period shall mean the amount determined in accordance with the Agreement on the date on which the Controlled Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Transfer Dates with respect to the modified Controlled Accumulation Period shall not be less than the Class A Investor Interest.

Shared Excess Finance Charge Collections

         Each Series in Group I, including Series 199_-_, will be an Excess Allocation Series. To the extent that collections of Finance Charge Receivables allocated to the Investor Interest (and any other amounts that are to be treated as collections of Finance Charge Receivables allocated to the Investor Interest) are not needed to make payment in respect of the Investor Interest as described above under "-- Application of Collections -- Payment of Interest, Fees and Other Items" and "-- Excess Spread," such Excess Finance Charge Collections will be applied to make payments in respect of other Series in Group I entitled to share therein in accordance with the Agreement. In addition, Excess Finance Charge Collections with respect to certain other Series in Group I, to the extent not required to make payments in respect of such Series, may be applied to cover shortfalls in amounts payable from Excess Spread as described above under "-- Application of Collections -- Excess Spread" (as well as shortfalls experienced by other Series).


Shared Principal Collections

         Series 1996_-_ is a Principal Sharing Series. Collections of Principal Receivables for any Monthly Period allocated to the Investor Interest (and not allocated as Reallocated Principal Collections) will first be used to cover, with respect to any Monthly Period during the Controlled Accumulation Period, deposits of the applicable Controlled Deposit Amount to the Principal Funding Account or the Distribution

Account, and during the Rapid Amortization Period, payments to the Holders and then under certain circumstances payments to the Collateral Interest Holder. The Servicer will determine the amount of collections of Principal Receivables for any Monthly Period allocated to the Investor Interest remaining after covering required payments to the Holders and any similar amount remaining for any other Series ("Shared Principal Collections"). The Servicer will allocate the Shared Principal Collections to cover any scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Principal Sharing Series entitled thereto which have not been covered out of the Collections of Principal Receivables allocable to such Principal Sharing Series and certain other amounts for such Series ("Principal Shortfalls"). Shared Principal Collections will not be used to cover investor charge-offs for any Series. If Principal Shortfalls exceed Shared Principal Collections for any Monthly Period, Shared Principal Collections will be allocated pro rata among the applicable Principal Sharing Series based on the relative amounts of Principal Shortfalls. To the extent that Shared Principal Collections exceed Principal Shortfalls, the balance will be paid to the Transferor or, under certain circumstances, deposited into the Excess Funding Account.

Defeasance

         Pursuant to the Agreement, the Transferor may be discharged from its substantive obligations in respect of the Certificates or in respect of any or all Series issued by the Trust (in any case, the "Defeased Series") by depositing with the Trustee, under the terms of an irrevocable trust agreement satisfactory to the Trustee, from amounts representing or acquired with collections on the Receivables (allocable to the Defeased Series and available to purchase additional Receivables) monies or Permitted Investments sufficient to make all remaining scheduled interest and principal payments on the Defeased Series on the dates scheduled for such payments and to pay all amounts owing to the Collateral Interest Holder or any Credit Enhancement Provider, as the case may be, for the Defeased Series. To achieve that end, the Transferor has the right to use collections on Receivables to purchase Permitted Investments rather than additional Receivables. Prior to its first exercise of its right to substitute monies or Permitted Investments for Receivables, the Transferor shall deliver to the Trustee an opinion of counsel that such deposit and discharge of obligations will not be treated for United States federal income tax purposes as a sale or exchange by the holders of the Defeased Series and the Rating Agency Condition shall have been satisfied. In addition, the Transferor must comply with certain other requirements set forth in the Agreement, including requirements that the Transferor deliver to the Trustee an opinion of counsel to the effect that the deposit and termination of obligations will not require the Trust to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and that the Transferor deliver to the Trustee and certain Credit Enhancement Providers a certificate of an authorized officer stating that, based on the facts known to such officer at the time, in the reasonable opinion of the Transferor, such deposit and discharge of obligations will not at the time of its occurrence cause a Pay-Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay-Out Event, to occur with respect to any Series issued by the Trust. If the Transferor discharges its substantive obligations in respect of a Defeased Series, any Enhancement for the affected Series might no longer be available to make payments with respect thereto.

Required Collateral Interest

         The "Required Collateral Interest" with respect to any Transfer Date means (i) initially $____ and (ii) thereafter on each Transfer Date an amount equal to ___% of the sum of the Class A Adjusted Investor Interest and the Class B Investor Interest on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date, plus the Collateral Interest on the prior Transfer Date after any adjustments made on such Transfer Date, but not less than $____ ; provided, however, (1) that if certain reductions in the Collateral Interest are made or if a Pay Out Event occurs, the Required Collateral Interest for such Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding the occurrence of such reduction or Pay Out Event, (2) in no event shall the Required Collateral Interest exceed the unpaid principal amount of the Certificates as of the last day of the Monthly Period preceding such Transfer Date after taking into account payments to be made on the related Distribution Date and (3) the Required Collateral Interest may be reduced to a lesser amount at any time if the Rating Agency
Condition is satisfied.

         "Rating Agency Condition" means the notification in writing by each Rating Agency that a proposed action will not result in such Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

         With respect to any Transfer Date, if the Collateral Interest is less than the Required Collateral Interest, certain Excess Spread, if available, will be allocated to increase the Collateral Interest to the extent of such shortfall. Any of such Excess Spread not required to be so allocated or deposited into the Reserve Account with respect to any Transfer Date will be applied in accordance with the Loan Agreement or will be applied as Excess Finance Charge Collections. See "-- Application of Collections -- Excess Spread."

Defaulted Receivables; Investor Charge-Offs

         On or before each Transfer Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, the product of (a) the Floating Investor Percentage with respect to such Monthly Period (which shall be calculated on a weighted average basis if a Reset Date occurred during that Monthly Period) and (b) the Net Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class A Holders (the "Class A Investor Default Amount") on each Transfer Date in an amount equal to the product of the Class A Floating Allocation applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class B Holders (the "Class B Investor Default Amount") on each Transfer Date in an amount equal to the product of the Class B Floating Allocation applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Collateral Interest Holder (the "Collateral Investor Default Amount") on each Transfer Date in an amount equal to the product of the Collateral Floating Allocation applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period.

         On each Transfer Date, if the Class A Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and Reallocated Principal Collections available to fund such amount with respect to the Monthly Period immediately preceding such Transfer Date, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal and interest to the Class A Holders. If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose as described under "-- Application of Collections -- Excess Spread."

         On each Transfer Date, if the Class B Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount with respect to the Monthly Period preceding such Transfer Date, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess but not more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in the preceding paragraph) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Collateral Principal Collections on such Transfer Date) and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest. The Class B Investor Interest will thereafter be reimbursed (but not in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under "-- Application of Collections -- Excess Spread."

         On each Transfer Date, if the Collateral Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread which is allocated and available to fund such amount as described under "-- Application of Collections -- Excess Spread," the Collateral Interest will be reduced by the amount of such excess but not more than the lesser of the Collateral Investor Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Collateral Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest or to the Class B Certificates to avoid a reduction in the Class B Investor Interest. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under "-- Application of Collections -- Excess Spread."

Principal Funding Account

         Pursuant to the Series 199_-_ Supplement, the Trustee will establish and maintain with a Qualified Institution a segregated trust account held for the benefit of the Holders (the "Principal Funding Account"). During the Controlled Accumulation Period, the Trustee at the direction of the Servicer will transfer collections in respect of Principal Receivables (other than Reallocated Principal Collections) and Shared Principal Collections from other Principal Sharing Series, if any, allocated to Series 199_-_ from the Principal Account to the Principal Funding Account as described under "-- Application of Collections."

         Funds on deposit in the Principal Funding Account will be invested to the following Transfer Date by the Trustee at the direction of the Servicer in Permitted Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "Principal Funding Investment Proceeds") will be used to pay interest on the Class A Certificates in an amount up to, for each Transfer Date, the product of (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360,
(b) the Class A Rate in effect with respect to the related Interest Period and (c) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date (the "Class A Covered Amount"). If, for any Transfer Date, the Principal Funding Investment Proceeds are less than the Class A Covered Amount, the amount of such deficiency (the "Class A Principal Funding Investment Shortfall") shall be withdrawn, to the extent available, from the Reserve Account and deposited in the Finance Charge Account and included in collections of Finance Charge Receivables to be applied to the payment of Class A Monthly Interest.

Reserve Account

         Pursuant to the Series 199_-_ Supplement, the Trustee will establish and maintain with a Qualified Institution a segregated trust account held for the benefit of the Holders (the "Reserve Account"). The Reserve Account is established to assist with the subsequent distribution of interest on the Certificates during the Controlled Accumulation Period. On each Transfer Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread allocated to the Certificates (to the extent described above under "-- Application of Collections -- Excess Spread") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). The "Reserve Account Funding Date" will be the Transfer Date with respect to the Monthly Period which commences no later than three months prior to the commencement of the Controlled Accumulation Period, or such earlier date as the Agreement may require. The "Required Reserve Account Amount" for any Transfer Date on or after the Reserve Account Funding Date will be equal to (a) __% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor; provided, that if such designation is of a lesser amount, the Transferor shall have provided the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition has been satisfied and the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 199_-_. On each Transfer Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Reserve Account on such Transfer Date, the Trustee will withdraw from the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and distribute such excess to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement.

         Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Transfer Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Transfer Date) will be invested to the following Transfer Date by the Trustee at the direction of the Servicer in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit is less than the Required Reserve Account Amount) or deposited in the Finance Charge Account and treated as Class A Available Funds.

         On or before each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, a withdrawal will be made from the Reserve Account, and the amount of such withdrawal will be deposited in the Finance Charge Account and included in collections of Finance Charge Receivables to be applied to the payment of the Class A Monthly Interest for such Transfer Date in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Transfer Date and (b) the Class A Principal Funding Investment Shortfall with respect to such Transfer Date; provided, that the amount of such withdrawal shall be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Transfer Date. On each Transfer Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Transfer Date) and the Required Reserve Account Amount for such Transfer Date.

         The Reserve Account will be terminated upon the earlier to occur of (a) the termination of the Trust pursuant to the Agreement and (b) if the Controlled Accumulation Period has not commenced, the first Transfer Date with respect to the Rapid Amortization Period or, if the Controlled Accumulation Period has commenced, the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement. Any amounts withdrawn from the Reserve Account and distributed to the Collateral Interest Holder as described above will not be available for distribution to the Holders.

Excess Funding Account

               Pursuant to the Agreement, the Trustee will establish and maintain with a Qualified Institution a segregated trust account held for the benefit of the Holders (the "Excess Funding Account"). If on any date a Retention Condition exists, the Servicer will not distribute to the Transferor any collections of Principal Receivables that otherwise would be distributed to the Transferor, but shall instead deposit such funds in the Excess Funding Account until the Retention Condition ceases. Funds on deposit in the Excess Funding Account will be withdrawn and paid to the Transferor on any date provided that a Retention Condition is not in effect, or would result from such payment, on such date. In addition, if a Controlled Accumulation Period or Rapid Amortization Period commences with respect to the Certificates, then an amount of funds on deposit in the Excess Funding Account (after giving effect to the release of funds to the Transferor as described above) up to the amount, if any, by which the Transferor Interest would be less than zero if there were no funds on deposit in the Excess Funding Account on such date, will be treated as Shared Principal Collections to the extent needed to cover principal payments due to or for the benefit of such Series. "Retention Condition" means (a) on any day on and after the Conversion Date, either (i) the Transferor Interest is less than the Minimum Transferor Interest or (ii) the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account is less than the Minimum Aggregate Principal Receivables (in each case determined after giving effect to any transfer of Principal Receivables to the Trust on such day); or (b) on any day prior to the Conversion Date, either (i)(A) the sum of the aggregate amount of Receivables and the principal amount on deposit in the Excess Funding Account at the end of the day immediately prior to such date of determination, minus the Adjusted Aggregate Investor Interest at the end of such preceding day is less than (B) [__]% of the aggregate amount of Receivables at the end of the day immediately prior to such date of determination, or (ii)(A) the sum of (1) the product of 0.___ times the aggregate amount of Receivables plus (2) the principal amount on deposit in the Excess Funding Account, in each case at the end of the day immediately prior to such date of determination is less than (B) the Minimum Aggregate Principal Receivables (in the case of both clauses (i) and (ii) determined after giving effect to any transfer of Receivables to the Trust on such day).

Paired Series

         Series 199_-_ may be paired with one or more other Series (each a "Paired Series"). Each Paired Series either will be prefunded with an initial deposit to a Pre-Funding Account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired Series or will be a Variable Interest. Any such Pre-Funding Account will be held for the benefit of such Paired Series and not for the benefit of the Holders. As principal is deposited into the Principal Funding Account with respect to the Certificates, either (i) in the case of a prefunded Paired Series, an equal amount of funds on deposit in the Pre-Funding Account for such prefunded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series which is a Variable Interest, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the investor interest of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate investor interest of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the payments of principal of the Certificates since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described under "Description of the Certificates -- Exchanges" in the Prospectus. There can be no assurance, however, that the terms of any Paired Series might not have an impact on the timing or amount of payments received by a Holder. In particular, the denominator of the Fixed Allocation Percentage may be reduced upon the occurrence of a Pay Out Event with respect to a Paired Series resulting in a possible reduction of the percentage of collections of Principal Receivables allocated to the Holders and a possible slowdown in the repayment of principal to such Holders because of such reduction in allocation of collections. See "Maturity Assumptions" herein.

Pay Out Events

         As described above, the Revolving Period will continue through _______ (unless such date is postponed as described under "-- Postponement of Controlled Accumulation Period"), unless a Pay Out Event occurs prior to such date. A "Pay Out Event" refers to any of the following events:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit on the date required under the Agreement (or within the applicable grace period which shall not exceed five days) or (ii) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement, which failure has a material adverse effect on the Holders (which determination shall be made without regard to the existence of the Collateral Interest) and which continues for a period of 60 days after written notice and continues to materially and adversely affect the interests of the Holders (which determination shall be made without regard to the existence of the Collateral Interest) for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement, or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Holders are materially and adversely affected (which determination shall be made without regard to the existence of the Collateral Interest) and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this subparagraph (b) shall not be deemed to occur thereunder if the Transferor has accepted reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

                  (c) any reduction of the average of the Portfolio Yields for any three consecutive Monthly Periods to a rate which is less than the average of the Base Rates for such period;

                  (d) a failure by the Transferor to convey Receivables arising under Additional Accounts, or Participations, to the Trust when required by the Agreement;

                  (e) any Servicer Default occurs which would have a material adverse effect on the Holders;

                  (f) insufficient moneys in the Distribution Account to pay the Class A Investor Interest on the Class A Scheduled Payment Date or the Class B Investor Interest on the Class B Scheduled Payment Date;

                  (g) certain events of insolvency, conservatorship or receivership relating to the Transferor;

                  (h) the Transferor becomes unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement; or

                  (i) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         In the case of any event described in clause (a), (b) or (e) above, a Pay Out Event will be deemed to have occurred with respect to the Certificates only if, after any applicable grace period, either the Trustee or Holders and the Collateral Interest Holder evidencing undivided interests aggregating more than 50% of the Investor Interest, by written notice to the Transferor and the Servicer (and to the Trustee if given by the Holders) declare that a Pay Out Event has occurred with respect to the Certificates as of the date of such notice. In the case of any event described in clause (g), (h) or (i), a Pay Out Event with respect to all Series then outstanding, and in the case of any event described in clause
(c), (d) or (f), a Pay Out Event with respect to only the Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Holders, the Collateral Interest Holder or all certificateholders, as appropriate, immediately upon the occurrence of such event. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period will commence. In such event, distributions of principal to the Holders will begin on the first Distribution Date following the month in which such Pay Out Event occurred. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than __________, the scheduled commencement of the Controlled Accumulation Period, Holders will be receiving distributions of principal earlier than they otherwise would have, which may shorten the average life of the Certificates.

         See "Description of the Certificates -- Pay Out Events" in the Prospectus for an additional discussion of the consequences of an insolvency, conservatorship or receivership of the Transferor.

Servicing Compensation and Payment of Expenses

         The share of the Servicing Fee allocable to the Investor Interest with respect to any Transfer Date (the "Monthly Investor Servicing Fee") shall be equal to one-twelfth of the product of (a) 2.00% and (b) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, with respect to the first Transfer Date, the Monthly Investor Servicing Fee shall be equal to $____. On each Transfer Date, but only if First NBC or the Trustee is the Servicer, Servicer Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account will be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Monthly Investor Servicing Fee with respect to such Monthly Period. The "Servicer Interchange" for any Monthly Period for which First NBC is the Servicer will be an amount equal to the portion of collections of Finance Charge Receivables allocated to the Investor Interest with respect to such Monthly Period that is attributable to Interchange, provided, however, that Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest, as of the last day of such Monthly Period and (ii) 1.0%. In the case of any insufficiency of Servicer Interchange on deposit in the Finance Charge Account, a portion of the Monthly Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency and in no event shall the Trust, the Trustee, the Holders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange.

         The share of the Monthly Investor Servicing Fee allocable to the Class A Holders with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Allocation, (b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to $____. The share of the Monthly Investor Servicing Fee allocable to the Class B Holders with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Allocation, (b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date, provided however, that with respect to the first Transfer Date, the Class B
Servicing Fee shall be equal to $____. The share of the Monthly Investor Servicing Fee allocable to the Collateral Interest Holder with respect to any Transfer Date (the "Collateral Interest Servicing Fee") shall be equal to one-twelfth of the product of (a) the Collateral Floating Allocation,
(b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to $____. The "Net Servicing Fee Rate" shall mean (a) so long as First NBC or Trustee is the Servicer, 0.50% per annum, and (b) so long as a Person other than First NBC or the Trustee is the Servicer, 2.00% per annum. The remainder of the Servicing Fee shall be paid by the Transferor or other Series (as provided in the related Series Supplements) or, to the extent of any insufficiency of Servicer Interchange as described above, not be paid. In no event shall the Trust, the Trustee, the Holders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange. The Class A Servicing Fee and the Class B Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof as described under "-- Application of Collections."

         The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Trustee and independent certified public accountants and other fees which are not expressly stated in the Agreement to be payable by the Trust or the Holders other than federal, state and local income and franchise taxes, if any, of the Trust.

Reports to Holders

         On each Transfer Date, the Trustee will forward to each Holder of record, a statement prepared by the Servicer setting forth the items described in "Description of the Certificates -- Reports to Holders" in the Prospectus. In addition, such statement will include (a) the amount, if any, withdrawn from the Principal Funding Account for such Transfer Date, and (b) the Collateral Interest, if any, for such Transfer Date.

                                UNDERWRITING

         Subject to the terms and conditions set forth in the Class A Underwriting Agreement (the "Class A Underwriting Agreement") between the Transferor and the Class A Underwriters named below (the "Class A Underwriters"), and the terms and conditions set forth in the Class B Underwriting Agreement (the "Class B Underwriting Agreement," and together with the Class A Underwriting Agreement, the "Underwriting Agreement") between the Transferor and the Class B Underwriters named below (the "Class B Underwriters," and together with the Class A Underwriters, the "Underwriters"), the Transferor has agreed to sell to the Underwriters, and each of the Underwriters has severally agreed to purchase, the principal amount of the Certificates set forth opposite its name:

                                                     Principal Amount of
Class A Underwriters                                 Class A Certificates
 .................................................... $
 ....................................................
         Total......................................

                                                     Principal Amount of
Class B Underwriters                                 Class B Certificates
 .................................................... $
 ....................................................
         Total......................................

         In addition, _______________, as selling agent will directly offer $____________ aggregate principal amount of the Class A Certificates and $____________ aggregate principal amount of Class B Certificates.

         The _____________ has an arrangement with _____________ under which it may act as selling agent for the Certificates at the same prices, concessions and discounts to dealers applicable to the Underwriters.

         In the Class A Underwriting Agreement, the Class A Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Class A Certificates offered hereby if any of the Class A Certificates are purchased. In the Class B Underwriting Agreement, the Class B Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Class B Certificates offered hereby if any of the Class B Certificates are purchased. The Underwriters have agreed to reimburse the Transferor for certain expenses of the issuance and distribution of the Certificates.

         The Class A Underwriters propose initially to offer the Class A Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of __% of the principal amount of the Class A Certificates. The Class A Underwriters may allow, and such dealers may reallow, concessions not in excess of __% of the principal amount of the Class A Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class A Underwriters.

         The Class B Underwriters propose initially to offer the Class B Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of __% of the principal amount of the Class B Certificates. The Class B Underwriters may allow, and such dealers may reallow, concessions not in excess of __% of the principal amount of the Class B Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class B Underwriters.

         Until the distribution of the Certificates is completed, rules of the Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Certificates. As an exception to these rules, [the lead underwriter], on behalf of the Underwriters, are permitted to engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Certificates in accordance with Regulation M under the Exchange Act.

         Over-allotment transactions involve syndicate sales in excess of the offering size, which create syndicate short positions. Stabilizing transactions permit bids to purchase the Certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit reclamation of a selling concession from a syndicate member when the Certificates originally sold by such syndicate member are purchased in a syndicate covering transaction.

         Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the Certificates to be higher than they would otherwise be in the absence of such transactions. Neither the Trust, the Transferor, nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Certificates. In addition, neither the Trust, the Transferor nor any of the Underwriters represent that the Underwriters will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice.

         Each Underwriter will represent and agree that:

         (a) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Series 199_-_ Certificates in, from or otherwise involving the United Kingdom;

         (b) it has only issued, distributed or passed on and will only issue, distribute or pass on in the United Kingdom any document received by it in connection with the issue of the Series 199_-_ Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued, distributed or passed on;

         (c) if it is an authorized person under Chapter III of Part I of the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in this Prospectus Supplement and the Prospectus if that person is a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991; and

         (d) it is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996.

         The Transferor will indemnify the Underwriters against liabilities relating to the adequacy of disclosure to investors, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make in respect thereof.

              INDEX OF DEFINED TERMS FOR PROSPECTUS SUPPLEMENT
                                                                           Page

Accounts          ..........................................................S-1
Accumulation Period Length.................................................S-32
Additional Interest........................................................S-29
Adjusted Investor Interest..................................................S-6
Aggregate Principal Receivables............................................S-36
Agreement...................................................................S-5
Available Investor Principal Collections...................................S-31
Available Reserve Account Amount...........................................S-44
Bank........................................................................S-1
Base Rate .................................................................S-26
Billed Finance Charge Receivables..........................................S-36
Certificates ..........................................................S-1, S-4
Class A Additional Interest........ .......................................S-29
Class A Adjusted Investor Interest....................................S-6, S-34
Class A Available Funds....................................................S-30
Class A Certificates...................................................S-1, S-4
Class A Covered Amount................................................S-9, S-44
Class A Fixed Allocation...................................................S-33
Class A Floating Allocation................................................S-33
Class A Holders ............................................................S-5
Class A Investor Charge-Off..........................................S-12, S-43
Class A Investor Default Amount............................................S-42
Class A Investor Interest.............................................S-5, S-34
Class A Monthly Interest...................................................S-37
Class A Monthly Principal..................................................S-40
Class A Principal Funding Investment Shortfall........................S-9, S-44
Class A Rate ....................................................S-3, S-4, S-30
Class A Required Amount..............................................S-11, S-35
Class A Scheduled Payment Date.........................................S-3, S-4
Class A Servicing Fee......................................................S-47
Class A Underwriters.......................................................S-48
Class A Underwriting Agreement.............................................S-48
Class B Additional Interest................................................S-29
Class B Available Funds....................................................S-30
Class B Certificates...................................................S-1, S-4
Class B Fixed Allocation...................................................S-34
Class B Floating Allocation................................................S-33
Class B Holders ............................................................S-5
Class B Investor Charge-Off..........................................S-12, S-43
Class B Investor Default Amount............................................S-42
Class B Investor Interest.............................................S-5, S-34
Class B Monthly Interest...................................................S-37
Class B Monthly Principal..................................................S-40
Class B Rate ....................................................S-3, S-4, S-30
Class B Required Amount..............................................S-11, S-35
Class B Scheduled Payment Date.........................................S-3, S-4
Class B Servicing Fee......................................................S-47
Class B Underwriters.......................................................S-48
Class B Underwriting Agreement.............................................S-47
Closing Date      .....................................................S-3, S-4
Code              .........................................................S-15
Collateral Available Funds.................................................S-38
Collateral Charge-Off......................................................S-43
Collateral Fixed Allocation................................................S-34
Collateral Floating Allocation.............................................S-33
Collateral Interest...................................................S-5, S-34
Collateral Interest Holder..................................................S-5
Collateral Interest Servicing Fee..........................................S-47
Collateral Investor Default Amount.........................................S-42
Collateral Monthly Interest................................................S-39
Collateral Monthly Principal...............................................S-40
Collateral Rate   .........................................................S-39
Controlled Accumulation Amount.............................................S-40
Controlled Accumulation Period..............................................S-8
Controlled Deposit Amount.............................................S-8, S-25
Credit Enhancement..........................................................S-5
Defeased Series   .........................................................S-41
Distribution Date ..........................................................S-3
Distribution Dates..........................................................S-4
ERISA             .........................................................S-15
Excess Finance Charge Collections..........................................S-39
Excess Spread     ...................................................S-12, S-38
First NBC         ..........................................................S-1
Fitch             .........................................................S-36
Fixed Investor Percentage..................................................S-33
Floating Investor Percentage...............................................S-32
Group I           .........................................................S-13
Holders           ..........................................................S-5
Initial Collateral Interest................................................S-12
Interest Period   .........................................................S-30
Investor Default Amount....................................................S-42
Investor Interest ..........................................................S-5
LIBOR             ....................................................S-3, S-30
LIBOR Determination Date...................................................S-30
Loan Agreement    .........................................................S-13
Monthly Investor Servicing Fee.............................................S-47
Monthly Period    ..........................................................S-6
Net Servicing Fee Rate.....................................................S-47
Paired Series     ...................................................S-13, S-45
Pay Out Event     .........................................................S-46
Portfolio Yield   .........................................................S-26
Principal Funding Account.......................................S-8, S-25, S-43
Principal Funding Account Balance..........................................S-25
Principal Funding Investment Proceeds.................................S-9, S-44
Principal Shortfalls.......................................................S-41
Rapid Amortization Period..................................................S-10
Rating Agency Condition....................................................S-42
Reallocated Class B Principal Collections..................................S-36
Reallocated Collateral Principal Collections...............................S-36

Reallocated Principal Collections..........................................S-36
Receivables       ..........................................................S-1
Record Date       .........................................................S-29
Reference Banks   .........................................................S-31
Required Amount   .........................................................S-11
Required Collateral Interest.........................................S-12, S-42
Required Reserve Account Amount............................................S-44
Reserve Account   .........................................................S-44
Reserve Account Funding Date...............................................S-44
Reset Date        .........................................................S-34
Retention Condition........................................................S-45
Revolving Period  ..........................................................S-8
Series 199_-_ Supplement....................................................S-5
Series 199_-_ Termination Date..............................................S-6
Servicer Interchange.......................................................S-47
Shared Principal Collections.........................................S-14, S-41
Subject Reset Date.........................................................S-33
Transfer Date     .........................................................S-36
Transferor Interest.........................................................S-5
Trust             ..........................................................S-1
Underwriters      .........................................................S-48
Underwriting Agreement.....................................................S-48
Variable Interest .........................................................S-34

                                                              ANNEX I

                            [OTHER SERIES ISSUED

         The table below sets forth the principal characteristics of the other Series previously issued by the the Trust. For more specific information with respect to any Series, any prospective investor should contact First NBC at ( ) ______________. First NBC will provide, without charge, to any prospective purchaser of the Certificates, a copy of the Disclosure Documents for any previous publicly-issued Series.]

========================================

   No dealer,  salesman or other
person has been authorized to give
any information or to make any
representation not contained or
incorporated by reference in this
Prospectus  Supplement or the
accompanying  Prospectus and, if given
or made, such information or
representation  must not be relied
upon as having been authorized by the
Transferor or any agent or Underwriter.
Neither this Prospectus Supplement
nor the accompanying Prospectus
constitutes an offer or solicitation by
anyone in any state in which such offer
or solicitation is not authorized or in
which the person making such offer or
solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.
Neither the delivery of this Prospectus
Supplement or the accompanying
Prospectus, nor any sale made here-
under or thereunder shall, under any
circumstances, create any implication
that there has been no change in the
affairs of the Transferor or the
Receivables or the Accounts since the
date hereof or thereof or that the
information contained or incorporated by reference herein or therein is correct as of any time subsequent to its date.

        TABLE OF CONTENTS

      Prospectus Supplement
                                   Page
                                   ----

SUMMARY OF TERMS...................S-5
RISK FACTORS......................S-18
FIRST NBC'S CREDIT CARD
    PORTFOLIO.....................S-18
THE RECEIVABLES...................S-22
MATURITY ASSUMPTIONS..............S-25
RECEIVABLE YIELD CONSIDERATIONS...S-28
FIRST NBC AND FIRST COMMERCE
     CORPORATION..................S-29
DESCRIPTION OF THE CERTIFICATES...S-29
UNDERWRITING......................S-49
INDEX OF DEFINED TERMS FOR
      PROSPECTUS SUPPLEMENT.......S-52

           Prospectus

Prospectus Supplement................3
Reports to Certificateholders........3
Available Information................4
Incorporation of Certain Documents
   by Reference......................4
Prospectus Summary...................5
Risk Factors........................23
The Trust...........................31
First NBC's Credit Card Activities..31
The Receivables.....................34
Maturity Assumptions................34
Use of Proceeds.....................35
First NBC and First Commerce
   Corporation......................35
Description of the Certificates.....35
Credit Enhancement..................65
Certain Legal Aspects of the
   Receivables......................67
U.S. Federal Income Tax
   Consequences.....................70
State and Local Taxation............75
ERISA Considerations................75
Plan of Distribution................77
Legal Matters.......................77
Index of Terms for Prospectus.......78
Annex 1: Global Clearance,
         Settlement and Tax
         Documentation Prospectus..A-1


Until ____________ __, 199_, all dealers
effecting transactions in the
Certificates, whether or not
participating in this distribution, may
be required to deliver a Prospectus
Supplement and a Prospectus.  This
delivery requirement is in addition to
the obligation of dealers to deliver a
Prospectus Supplement and a Prospectus
when acting as underwriters and with
respect to their unsold allotments or
subscriptions.

========================================

========================================


               First NBC
        Credit Card Master Trust



          $____________ Class A
         [Floating Rate] [___%]
             Asset Backed
       Certificates, Series 199_-_



          $____________ Class B
         [Floating Rate] [___%]
             Asset Backed
      Certificates, Series 199_-_




           First National Bank
               of Commerce


         Transferor and Servicer



     ------------------------------
         PROSPECTUS SUPPLEMENT
     ------------------------------

Underwriters of the Class A Certificates


            [            ]


            [            ]


Underwriters of the Class B Certificates


            [            ]


            [            ]


========================================

                 SUBJECT TO COMPLETION, DATED JULY 11, 1997

                                 PROSPECTUS

                     First NBC Credit Card Master Trust
                         Asset Backed Certificates
                      First National Bank of Commerce
                          Transferor and Servicer

                             ------------------

     The Asset Backed Certificates (collectively, the "Certificates") described herein may be sold from time to time in one or more series (each, a "Series"), in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). The Certificates in each Series will represent an undivided interest in the First NBC Credit Card Master Trust (the "Trust"). The Trust will be formed pursuant to a pooling and servicing agreement between First National Bank of Commerce ("First NBC" or the "Bank"), as transferor and servicer, and The First National Bank of Chicago, as trustee. Certain capitalized terms used in this Prospectus are defined elsewhere in this Prospectus and in the accompanying Prospectus Supplement. Please refer to the "Index of Defined Terms for Prospectus" on page 78 for a listing of the pages on which such terms are defined.

     The property of the Trust will include receivables (the "Receivables") generated from time to time in a portfolio of revolving credit accounts, all monies due or to become due in payment of the Receivables, any collateral securing the Receivables, all proceeds of the foregoing and proceeds of credit life insurance policies relating to the Receivables and all monies on deposit in certain bank accounts of the Trust, as more fully described herein. Additionally, with respect to any Series or Class offered hereby, the Trust assets also may include (i) the right to receive Interchange and Other Account Revenues and/or (ii) credit enhancement and interest rate protection arrangements for such Series or Class, as described in the related Prospectus Supplement. The Bank will initially own the remaining undivided interest in the Trust not represented by the Certificates issued by the Trust and will initially service the related Receivables.

     Each Series will consist of one or more classes of Certificates (each, a "Class"), one or more of which may be fixed rate Certificates, floating rate Certificates or other types of Certificates, as specified in the related Prospectus Supplement. Each Certificate will represent an undivided interest in the Trust, and the interest of the holders of each Class or Series of Certificates will include the right to receive a varying percentage of each month's collections with respect to the Receivables at the times, in the manner and to the extent described herein and, with respect to any Series offered hereby, in the related Prospectus Supplement. Interest and principal payments with respect to each Series offered hereby will be made as specified in the related Prospectus Supplement. One or more Classes of a Series offered hereby may be entitled to the benefits of a cash collateral account or guaranty, a collateral interest, a letter of credit, a surety bond, an insurance policy or other form of enhancement as specified in the Prospectus Supplement relating to that Series. In addition, any Series offered hereby may include one or more Classes which are subordinated in right and priority to payment of principal of, and/or interest on, one or more other Classes of that Series or another Series, in each case to the extent described in the related Prospectus Supplement. Each Series of Certificates or Class offered hereby will be rated in one of the four highest rating categories by at least one nationally recognized rating organization.

     While the specific terms of any Series in respect of which this Prospectus is being delivered will be described in the related Prospectus Supplement, the terms of such Series will not be subject to prior review by, or consent of, the Certificateholders of any previously issued Series.

Potential investors should consider, among other things, the information set forth in "Risk Factors" commencing on page 22 of this Prospectus.

                              ------------------

  THE CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST NBC OR ANY AFFILIATE THEREOF. A CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR (EXCEPT FOR RECEIVABLES ARISING IN PRIVATE LABEL ACCOUNTS, WHICH REPRESENTED LESS THAN __% OF THE RECEIVABLES AS OF ________, 1997) ANY OTHER GOVERNMENTAL AGENCY.

                              ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ------------------

     Certificates may be sold by the Bank or the Trust directly to purchasers, through agents designated from time to time, through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. If underwriters or agents are involved in the offering of the Certificates of any Series offered hereby, the name of the managing underwriter or underwriters or agents will be set forth in the related Prospectus Supplement. If an underwriter, agent or dealer is involved in the offering of the Certificates of any Series offered hereby, the underwriter's discount, agent's commission or dealer's purchase price will be set forth in, or may be calculated from, the related Prospectus Supplement, and the net proceeds to the Bank from such offering will be the public offering price of such Certificates less such discount in the case of an underwriter, the purchase price of such Certificates less such commission in the case of an agent or the purchase price of such Certificates in the case of a dealer, and less, in each case, the other expenses of the Bank associated with the issuance and distribution of such Certificates. See "Plan of Distribution."

     This Prospectus may not be used to consummate sales of any Series of Certificates unless accompanied by the related Prospectus Supplement.

                              ------------------

               The date of this Prospectus is July __, 1997.

                           PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series to be offered thereby and hereby will, among other things, set forth with respect to that Series:
(a) the initial aggregate principal amount of each Class of that Series;
(b) the certificate interest rate (or method for determining it) of each Class of that Series; (c) certain information concerning the Receivables allocated to that Series; (d) the expected date or dates on which the principal amount of the Certificates will be paid to holders of each Class of Certificates (the "Certificateholders"); (e) the extent to which any Class within a Series is subordinated to any other Class of that Series or any other Series; (f) the identity of each Class of floating rate Certificates and fixed rate Certificates included in that Series, if any, or such other type of Class of Certificates; (g) the Distribution Dates for the respective Classes; (h) relevant financial information with respect to the Receivables; (i) additional information with respect to any Enhancement relating to that Series; and (j) the plan of distribution of that Series.

                       REPORTS TO CERTIFICATEHOLDERS

     Unless and until Definitive Certificates are issued, monthly and annual reports, containing information concerning the Trust and prepared by the Servicer, will be sent on behalf of the Trust to the registered holder(s) of the related Certificates. Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") is generally expected to be the only registered holder of the Certificates. The availability of copies of such reports to DTC participants and ultimately to the owners of beneficial interests in the Certificates ("Certificate Owners") will be governed by arrangements among DTC and such parties, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates -- Book-Entry Registration," "-- Reports to Certificateholders" and "-- Evidence as to Compliance." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Transferor does not intend to send any of its financial reports to Certificateholders or to the Certificate Owners. The Servicer will file with the Commission such periodic reports with respect to the Trust as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

                             AVAILABLE INFORMATION

     This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to the Registration Statement (including any amendments thereof and exhibits thereto) and any reports and other documents incorporated herein by reference as described below under "Incorporation of Certain Documents by Reference," which are available for inspection without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such information may also be accessed electronically by means of the Commission's home page on the World Wide Web located at http://www.sec.gov.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All reports and other documents filed by the Servicer, on behalf of the Trust, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus and to be part hereof. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Servicer will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to: Thomas L. Callicutt, Jr., Executive Vice President, Controller and Principal Accounting Officer, First Commerce Corporation, 201 Saint Charles Avenue, 19th Floor, New Orleans, Louisiana 70170, telephone number (504) 623-2913.

                          PROSPECTUS SUMMARY

     The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the accompanying Prospectus Supplement. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus and in the accompanying Prospectus Supplement. A listing of the pages on which all such terms are defined is found in the "Index of Defined Terms for Prospectus" on page 78. Unless the context requires otherwise, capitalized terms used in this Prospectus and in the accompanying Prospectus Supplement refer only to the particular Series being offered by that Prospectus Supplement.


Risk Factors..........................  Potential investors should note that there are material risks associated
                                        with an investment in the
                                        Certificates and should consider,
                                        among other things, the information
                                        set forth in "Risk Factors" on page
                                        [22].


Type of Securities                      Asset Backed Certificates (the
                                        "Certificates") evidencing an
                                        undivided interest in the assets of
                                        the First NBC Credit Card Master
                                        Trust (the "Trust") may be issued
                                        from time to time in one or more
                                        series (each, a "Series") which
                                        will consist of one or more classes
                                        of Certificates (each, a "Class").


The Trust............................   The Trust will be formed pursuant to
                                        a pooling and servicing agreement
                                        (the "Agreement") between First
                                        National Bank of Commerce ("First
                                        NBC" or the "Bank"), as transferor
                                        and servicer, and The First
                                        National Bank of Chicago, as
                                        trustee (the "Trustee"). Each
                                        Series issued by the Trust will be
                                        issued pursuant to a series
                                        supplement to the Agreement (a
                                        "Series Supplement"; references in
                                        this Prospectus to the Agreement,
                                        as it relates to any Series, shall
                                        include the Series Supplement
                                        entered into in connection with
                                        such Series). Any Series (or class
                                        thereof) may or may not be offered
                                        pursuant to this Prospectus. Each
                                        Prospectus Supplement will identify
                                        all outstanding Series previously
                                        issued by the Trust. Certificate
                                        Owners with respect to any Series
                                        are not required to be notified of
                                        the issuance of any subsequent
                                        Series. However, it is a condition
                                        precedent to the issuance of any
                                        additional Series that each Rating
                                        Agency that has rated any
                                        outstanding Series deliver written
                                        confirmation to the Trustee that
                                        such issuance will not result in
                                        the reduction or withdrawal of its
                                        rating on any such outstanding
                                        Series.


Trust Assets.........................   The assets of the Trust will include
                                        receivables (the "Receivables")
                                        arising under certain revolving
                                        credit accounts (the "Accounts"),
                                        initially comprised of a portion of
                                        the MasterCard(R), VISA(R)*<F1> and
                                        private label credit card accounts
                                        included in the portfolio of
                                        MasterCard, VISA and private label
                                        accounts owned by the Bank (the
                                        "Bank Portfolio"), and all monies
                                        due or to become due in payment of
                                        the Receivables, including certain
                                        fees charged on the Accounts and
                                        included as Finance Charge
                                        Receivables, all proceeds of the
                                        Receivables and proceeds of credit
                                        life insurance policies relating to
                                        the Receivables, and any collateral
                                        securing the Receivables and
                                        proceeds of such collateral and may
                                        include the right to receive
                                        Interchange and Other Account
                                        Revenues, if any, allocable to the
                                        Certificates and all monies on
                                        deposit in certain bank accounts of
                                        the Trust (including any permitted
                                        investments made with such monies
                                        and related investment earnings),
                                        and any Enhancement with respect to
                                        any particular

<F1>* MasterCard(R) and VISA(R) are Federally registered servicemarks of
      MasterCard International Inc. and Visa U.S.A., Inc., respectively.</F1>

                                        Series or Class, as described in the
                                        related Prospectus Supplement. The
                                        private label accounts included in
                                        the Bank Portfolio (the "Private
                                        Label Accounts") relate to credit
                                        cards issued to military personnel
                                        who are eligible to participate in
                                        one of the Bank's military affinity
                                        programs but do not meet the credit
                                        standards for issuance of standard
                                        credit cards. Payments due under
                                        Private Label Accounts are charged
                                        back to a non-appropriated funds
                                        instrumentality associated with the
                                        United States Air Force Services at
                                        65-90 days past due. The
                                        non-appropriated funds
                                        instrumentality does not represent
                                        a full faith and credit obligation
                                        of the United States. "Interchange"
                                        consists of certain fees received
                                        by the Bank from VISA and
                                        MasterCard as partial compensation
                                        for taking credit risk, absorbing
                                        fraud losses and funding
                                        receivables for a limited period
                                        prior to initial billing. "Other
                                        Account Revenues" consist of
                                        amounts received by the Transferor
                                        (a) from any third party in
                                        consideration of the inclusion of
                                        advertising inserts with monthly
                                        statements relating to accounts in
                                        the Bank Portfolio, (b) from
                                        issuers of credit insurance
                                        policies on account of experience
                                        rebates or similar amounts related
                                        to obligors on accounts included in
                                        the Bank Portfolio and (c) from any
                                        other Person on account of revenues
                                        related to the Accounts, to the
                                        extent (in the case of this clause
                                        (c)) that Transferor in the future
                                        designates such amounts to be
                                        treated as "Other Account
                                        Revenues." The term "Enhancement"
                                        means, with respect to any Series
                                        or Class, any Credit Enhancement or
                                        any derivative product such as a
                                        guaranteed rate agreement, maturity
                                        liquidity facility, interest rate
                                        cap agreement, interest rate swap
                                        agreement or other similar
                                        arrangement for the benefit of the
                                        Certificateholders of that Series
                                        or Class. The term "Credit
                                        Enhancement" means, with respect to
                                        any Series or Class, any cash
                                        collateral guaranty or account,
                                        collateral interest, letter of
                                        credit, surety bond, insurance
                                        policy, spread account, reserve
                                        account or other similar
                                        arrangement for the benefit of the
                                        Certificateholders of that Series
                                        or Class. Credit Enhancement may
                                        also take the form of subordination
                                        of one or more Classes of a Series
                                        to any other Class or Classes of a
                                        Series or a cross-support feature
                                        which requires collections on
                                        Receivables of one Series to be
                                        paid as principal and/or interest
                                        with respect to another Series.

                                        At the time of formation of the
                                        Trust, the Bank, as transferor (in
                                        such capacity, the "Transferor"),
                                        will convey to the Trustee, in
                                        trust for the benefit of the
                                        Certificateholders, all Receivables
                                        existing under certain Accounts
                                        selected from the Bank Portfolio
                                        based on criteria provided in the
                                        Agreement and all Receivables
                                        arising under such Accounts from
                                        time to time thereafter until
                                        termination of the Trust. In
                                        addition, the Agreement will
                                        provide that the Bank may, from
                                        time to time (subject to certain
                                        limitations and conditions), and in
                                        some circumstances will be
                                        obligated to, designate additional
                                        eligible revolving credit accounts
                                        to be included as Accounts (the
                                        "Additional Accounts"), the
                                        Receivables of which will be
                                        included in the Trust and that in
                                        lieu of Additional Accounts or in
                                        addition thereto, the Bank may
                                        include in the Trust participations
                                        or trust certificates representing
                                        undivided interests in a pool of
                                        assets primarily consisting of
                                        receivables arising under revolving
                                        credit accounts and collections
                                        thereon ("Participations").

                                        Any Participation included in the
                                        Trust will represent an undivided
                                        interest in the same types of
                                        assets that may be added as
                                        Receivables arising in "Additional
                                        Accounts," but in the case of a
                                        Participation the Trust would have
                                        a less direct interest in the
                                        specific assets. See "Description
                                        of the Certificates -- Addition of
                                        Trust Assets" for a discussion of
                                        possible features of the indirect
                                        ownership arrangement involved in a
                                        Participation. Any Participation
                                        added to the Trust will either have
                                        been registered under the
                                        Securities Act or be eligible for
                                        sale under Rule 144(k) and, in
                                        either case, will (except as
                                        otherwise permitted by the
                                        Securities Act and applicable rules
                                        thereunder) have been acquired by
                                        the Transferor in a bona fide
                                        secondary market transaction and
                                        not from the issuer of the
                                        Participation or any of its
                                        affiliates.

                                        In addition to the periodic reports
                                        otherwise required to be filed by
                                        the Servicer with the Commission
                                        pursuant to the Exchange Act, the
                                        Servicer intends to file, on behalf
                                        of the Trust, a Report on Form 8-K
                                        with respect to any addition to the
                                        Trust of Receivables in Additional
                                        Accounts or Participations that
                                        would have a material effect on the
                                        composition of the assets of the
                                        Trust, including statistical data,
                                        on a discrete basis, describing the
                                        additional assets. Any conveyance
                                        by the Transferor to the Trust of
                                        Receivables in Additional Accounts
                                        or Participations is subject to the
                                        satisfaction of several conditions.
                                        See "The Receivables," "Risk
                                        Factors--Addition of Trust Assets
                                        -- Effect on Credit Quality" and
                                        "Description of the Certificates --
                                        Addition of Trust Assets."

                                        To the extent provided in any Series
                                        Supplement, or in an amendment to
                                        the Agreement, all or a portion of
                                        the Receivables or Participations
                                        conveyed to the Trust and all
                                        collections received with respect
                                        thereto may be allocated to one or
                                        more Series as long as each Rating
                                        Agency confirms that such
                                        allocation will not result in the
                                        reduction or withdrawal of its
                                        rating on any outstanding Class of
                                        Certificates, and the Servicer has
                                        delivered an officer's certificate
                                        to the Trustee to the effect that
                                        the Servicer reasonably believes
                                        such allocation will not adversely
                                        affect in any material respect the
                                        interests of the Certificateholders
                                        of any Series issued and
                                        outstanding.

Certificate Interest and Principal....  Each Series of Certificates will represent an undivided interest in
                                        the assets of the Trust. Each
                                        Certificate of a Series will
                                        represent the right to receive
                                        payments of (i) interest at the
                                        specified rate or rates per annum
                                        (each, a "Certificate Rate"), which
                                        may be a fixed, floating or other
                                        type of rate and (ii) principal at
                                        the times and in the circumstances
                                        (if any) described in the related
                                        Prospectus Supplement. Payments of
                                        principal may be made during a
                                        Controlled Amortization Period,
                                        Principal Amortization Period, or,
                                        under certain limited
                                        circumstances, Rapid Amortization
                                        Period (each, an "Amortization
                                        Period") or, under certain limited
                                        circumstances, in connection with a
                                        Partial Amortization; or principal
                                        may be payable on Scheduled Payment
                                        Dates, in which case such Series
                                        will have a Controlled Accumulation
                                        Period and,
                                        under certain limited circumstances
                                        if so specified in the related
                                        Prospectus Supplement, a Rapid
                                        Accumulation Period (each, an
                                        "Accumulation Period"), as well as,
                                        under certain limited
                                        circumstances, a Rapid Amortization
                                        Period, all as specified in the
                                        related Prospectus Supplement.

                                        Each Series of Certificates will
                                        consist of one or more Classes, one
                                        or more of which may be senior
                                        ("Senior Certificates") or
                                        subordinated ("Subordinated
                                        Certificates") to one or more other
                                        Classes. Each Class of a Series may
                                        evidence the right to receive a
                                        specified portion of each
                                        distribution of principal, interest
                                        or both. The Certificates of a
                                        Class may also differ from
                                        Certificates of other Classes of
                                        the same Series in, among other
                                        things, the amounts allocated to
                                        principal payments, priority of
                                        payments, payment dates, maturity,
                                        interest rates, interest rate
                                        computation and availability and
                                        form of Enhancement.

                                        The assets of the Trust will be
                                        allocated among the
                                        Certificateholders of each Series
                                        and the Transferor. A portion of the
                                        assets of the Trust also will be
                                        allocated to a related Credit
                                        Enhancement Provider which provides
                                        Credit Enhancement in the form of a
                                        Collateral Interest and may be
                                        allocated to a provider of Credit
                                        Enhancement in another form to the
                                        extent draws are made on the Credit
                                        Enhancement to pay the principal of
                                        the Certificates of the related
                                        Series. See "Credit
                                        Enhancement--General" and "--
                                        Collateral Interest." The aggregate
                                        principal amount of the interest of
                                        the Certificateholders of a Series
                                        is called the "Investor Interest"
                                        and is based on the portion of the
                                        Aggregate Principal Receivables
                                        allocated to that Series. If
                                        specified in any Prospectus
                                        Supplement, the term "Investor
                                        Interest" with respect to the
                                        related Series will include the
                                        Collateral Interest with respect to
                                        that Series. The aggregate
                                        principal amount of the interest of
                                        the Transferor is called the
                                        "Transferor Interest," and is based
                                        on the sum of the portion of the
                                        Aggregate Principal Receivables in
                                        the Trust not allocated to the
                                        Certificateholders or any provider
                                        of Credit Enhancement (each a
                                        "Credit Enhancement Provider"),
                                        with respect to the Trust and the
                                        principal amount, if any, on
                                        deposit in the Excess Funding
                                        Account. See "Description of the
                                        Certificates -- General."

                                       The Certificateholders of each Series
                                        will have the right to receive (but
                                        only to the extent needed to make
                                        required payments under the
                                        Agreement and the related Series
                                        Supplement and subject, in the case
                                        of any Series in a Reallocation
                                        Group, to reallocation as described
                                        in "Description of the Certificates
                                        -- Reallocations Among Different
                                        Series within a Reallocation
                                        Group") varying percentages of the
                                        collections of Finance Charge
                                        Receivables and Principal
                                        Receivables for each month and will
                                        be allocated a varying percentage
                                        of the Net Default Amount or any
                                        Net Recoveries for that month (each
                                        such percentage, an "Investor
                                        Percentage"). The "Net Default
                                        Amount" for any month means the
                                        excess (if any) of the amount of
                                        Receivables in Accounts that were
                                        written off as uncollectible by the
                                        Servicer ("Defaulted Accounts") for
                                        that month over the amounts
                                        received by the Servicer with
                                        respect to Receivables in all
                                        Defaulted Accounts (net of related
                                        expenses and allocated in
                                        accordance with the Servicer's
                                        customary procedures)
                                        (collectively, "Recoveries"). If
                                        the amount of

                                        Recoveries received by the Servicer
                                        for a month exceeds the amount of
                                        Receivables in Accounts that become
                                        Defaulted Accounts in that month,
                                        the excess Recoveries are referred
                                        to as "Net Recoveries."

                                        The related Prospectus Supplement
                                        will specify the Investor
                                        Percentages with respect to the
                                        allocation of collections of
                                        Principal Receivables, Finance
                                        Charge Receivables and Receivables
                                        in Defaulted Accounts during the
                                        Revolving Period, any Amortization
                                        Period and any Accumulation Period,
                                        as applicable. If the Certificates
                                        of a Series offered hereby include
                                        more than one Class of
                                        Certificates, the assets of the
                                        Trust allocable to the Certificates
                                        of that Series may be further
                                        allocated among each Class in that
                                        Series as described in the related
                                        Prospectus Supplement. See
                                        "Description of the Certificates --
                                        Allocations."

                                        The Certificates of each Series will
                                        represent interests in the Trust
                                        only and will not represent
                                        interests in or recourse
                                        obligations of the Transferor or
                                        any affiliate thereof. A
                                        Certificate is not a deposit and
                                        neither the Certificates nor the
                                        underlying Accounts or Receivables
                                        are insured or guaranteed by the
                                        Federal Deposit Insurance
                                        Corporation (the "FDIC") or (except
                                        for Receivables arising in Private
                                        Label Accounts) any other
                                        governmental agency.


Receivables..........................   The Receivables held in the Trust
                                        will arise in Accounts selected
                                        from the Bank Portfolio based on
                                        criteria provided in the Agreement
                                        and described in the related
                                        Prospectus Supplement as applied
                                        initially on _____________ __, 1997
                                        (the "Cut-Off Date"), and, with
                                        respect to certain Additional
                                        Accounts, if any, on subsequent
                                        dates.

                                        The Receivables will consist of
                                        amounts charged by accountholders
                                        for goods and services, cash
                                        advances and balances transferred
                                        from other credit accounts (the
                                        "Principal Receivables"), plus the
                                        related periodic finance charges
                                        and amounts charged to the Accounts
                                        in respect of certain annual
                                        account fees, cash advance fees,
                                        late fees, overlimit fees, closed
                                        account maintenance charges and
                                        similar fees and charges (including
                                        fees which are not now but from
                                        time to time may be assessed on the
                                        Accounts) (the "Finance Charge
                                        Receivables"). Net Recoveries also
                                        will be treated as collections of
                                        Finance Charge Receivables unless
                                        the related Prospectus Supplement
                                        provides that Net Recoveries shall
                                        not be treated as Finance Charge
                                        Receivables for purposes of the
                                        related Series. In addition, at the
                                        option of the Transferor, an amount
                                        equal to the product of the
                                        Discount Percentage and the amount
                                        of Receivables arising in the
                                        related Accounts on and after the
                                        date such option is exercised (and,
                                        if the Transferor so elects,
                                        Receivables arising in the related
                                        Accounts before the date such
                                        option is exercised) that otherwise
                                        would be Principal Receivables will
                                        be treated as Finance Charge
                                        Receivables. See "Description of
                                        the Certificates -- Discount
                                        Option." Finally, if so specified
                                        in the related Prospectus
                                        Supplement, certain amounts of
                                        Interchange and Other Account
                                        Revenues may be allocated to the
                                        Certificates of a Series or any of
                                        its Classes and treated as
                                        collections of Finance Charge
                                        Receivables for purposes of that
                                        Series or Class or may be applied
                                        in some other manner as described
                                        in the related Prospectus
                                        Supplement. See "First NBC's Credit
                                        Card Activities -- Interchange and
                                        Other Account Revenues."

                                        During the term of the Trust, the
                                        Transferor will automatically
                                        transfer all new Receivables
                                        arising in the Accounts to the
                                        Trust. The total amount of
                                        Receivables in the Trust will
                                        fluctuate from day to day, because
                                        the amount of new Receivables
                                        arising in the Accounts and the
                                        amount of payments collected on
                                        existing Receivables usually differ
                                        each day.

                                        Pursuant to the Agreement, the
                                        Transferor will have the right
                                        (subject to certain limitations and
                                        conditions), and, to the extent
                                        necessary to maintain the
                                        Transferor Interest at or above a
                                        specified level (the "Minimum
                                        Transferor Interest") and in
                                        certain other circumstances, will
                                        be obligated, to designate
                                        additional eligible revolving
                                        credit accounts to be included as
                                        Additional Accounts and to convey
                                        to the Trust all of the Receivables
                                        in the Additional Accounts, whether
                                        such Receivables are then existing
                                        or thereafter created or designate
                                        Participations to be included in
                                        the Trust in lieu thereof or in
                                        addition thereto. See "Risk
                                        Factors--Addition of Trust Assets
                                        -- Effect on Credit Quality" and
                                        "Description of the Certificates --
                                        Addition of Trust Assets."

                                        Pursuant to the Agreement, the
                                        Transferor will have the right
                                        (subject to certain limitations and
                                        conditions) to designate certain
                                        Accounts as "Removed Accounts" and
                                        stop transferring new Receivables
                                        arising in the Removed Accounts to
                                        the Trust. Pre-existing Receivables
                                        in Removed Accounts may either be
                                        conveyed to the Transferor or its
                                        designee or retained by the Trust.
                                        If such pre-existing Receivables
                                        are retained in the Trust, the
                                        Servicer and the Transferor will
                                        agree to allocate principal
                                        collections on the Removed Accounts
                                        on a first-in, first-out basis, so
                                        that such collections will be
                                        allocated to outstanding advances
                                        in the order in which such advances
                                        arose (beginning with the oldest
                                        outstanding advance). Principal
                                        collections allocable to
                                        Receivables retained by the Trust
                                        will be applied as Collections in
                                        accordance with the Agreement. Upon
                                        payment of all amounts owing in
                                        respect of such Receivables, the
                                        Trust will transfer the related
                                        Account to the Transferor. See
                                        "Description of the Certificates --
                                        Removal of Accounts."

New Issuances.......................    The Agreement will authorize the
                                        Trustee to issue two types of
                                        certificates: (i) one or more
                                        Series of Certificates that will be
                                        transferable and have the
                                        characteristics described below;
                                        and (ii) one or more supplemental
                                        certificates ("Supplemental
                                        Certificates"), evidencing partial
                                        interests in the Transferor Interest.
                                        The Supplemental Certificates are not
                                        offered hereby and will be
                                        transferable only as provided in the
                                        Agreement. Any Series of Certificates
                                        may be offered to the public or other
                                        investors under a prospectus or
                                        other disclosure document (a
                                        "Disclosure Document") in offerings
                                        pursuant to this Prospectus or in
                                        transactions either registered
                                        under the Securities Act of 1933,
                                        as amended (the "Securities Act")
                                        or exempt from registration
                                        thereunder, directly or through one
                                        or more other underwriters or
                                        placement agents, in fixed-price
                                        offerings or in negotiated
                                        transactions or otherwise. To the
                                        extent provided in the related
                                        Supplement (and subject to any
                                        applicable requirements under the
                                        Exchange Act and the rules and
                                        regulations thereunder, including
                                        Rule 13e-4), a new Series may be
                                        issued fully or partially in
                                        exchange for certificates of one or
                                        more existing Series.

                                        A new issuance of a Series of
                                        Certificates (a "New Issuance") may
                                        occur only upon delivery to the
                                        Trustee of the following: (i) a
                                        Series Supplement specifying the
                                        terms of the new Series, (ii) (a)
                                        an opinion of counsel to the effect
                                        that the certificates of that
                                        Series will be characterized as
                                        indebtedness for Federal income tax
                                        purposes, unless the related Series
                                        Supplement indicates that such
                                        opinion will not be provided and
                                        (b) an opinion of counsel to the
                                        effect that, for Federal income tax
                                        purposes, (1) such issuance will
                                        not adversely affect the tax
                                        characterization as debt of
                                        Certificates of any outstanding
                                        Series or Class that were
                                        characterized as debt at the time
                                        of their issuance, (2) such
                                        issuance will not cause the Trust
                                        to be classified as an association
                                        (or publicly traded partnership)
                                        taxable as a corporation and (3)
                                        such issuance will not cause or
                                        constitute an event in which gain
                                        or loss would be recognized by any
                                        Certificateholder (an opinion of
                                        counsel to this effect with respect
                                        to any action being a "Tax
                                        Opinion"), (iii) if required by the
                                        related Series Supplement, the form
                                        of Credit Enhancement, (iv) if
                                        Credit Enhancement is required by
                                        the Series Supplement, an
                                        appropriate Credit Enhancement
                                        agreement with respect thereto, (v)
                                        written confirmation from each
                                        Rating Agency that the New Issuance
                                        will not result in that Rating
                                        Agency reducing or withdrawing its
                                        rating on any then outstanding
                                        Series rated by it, (vi) an
                                        officer's certificate of the
                                        Transferor to the effect that after
                                        giving effect to the New Issuance
                                        the Transferor would not be
                                        required to add the Receivables of
                                        any Additional Accounts pursuant to
                                        the Agreement and the Transferor
                                        Interest would be at least equal to
                                        the Minimum Transferor Interest and
                                        (vii) if applicable, the
                                        Certificates representing the
                                        Series to be exchanged. See
                                        "Description of the Certificates --
                                        New Issuances." The Certificates
                                        resulting from a New Issuance may
                                        either be delivered by the Trustee
                                        to the Bank for sale by the Bank or
                                        sold directly by the Trust.

                                        The Transferor also may from time to
                                        time cause the Trustee to sell
                                        interests (each, a "Purchased
                                        Interest") in the Receivables and
                                        other assets of the Trust to one or
                                        more purchasers. Any Purchased
                                        Interest will represent an interest
                                        in the Trust's assets similar to
                                        the interest of a Series of
                                        Certificates. No Series will be
                                        subordinated to any Purchased
                                        Interest, and no Purchased Interest
                                        will have any interest in the
                                        Series Accounts or Enhancement for
                                        any Series, unless the Prospectus
                                        Supplement relating to that Series
                                        so provides. Any such sale will
                                        take place pursuant to one or more
                                        agreements which will specify terms
                                        for the applicable Purchased
                                        Interests and may grant the
                                        purchasers of such interests notice
                                        and consultation rights with
                                        respect to rights or actions of the
                                        Trustee. Any sale of Purchased
                                        Interests in the assets of the
                                        Trust will be subject to the
                                        satisfaction of the same conditions
                                        (including Rating Agency
                                        confirmations) as for a New
                                        Issuance, as appropriately adjusted
                                        to apply to the relevant Purchased
                                        Interest rather than a New
                                        Issuance. No Purchased Interest is
                                        offered hereby.

Denominations.......................... Beneficial interests in the
                                        Certificates will be offered for
                                        purchase in the denominations
                                        specified in the related Prospectus
                                        Supplement.

Registration of Certificates..........  The Certificates of each Series offered hereby may or may not be
                                        represented by Certificates
                                        registered in the name of Cede, as
                                        the nominee of DTC, as specified in
                                        the related Prospectus Supplement.
                                        If the Certificates of a Series are
                                        so registered, then no Certificate
                                        Owner will be entitled to receive a
                                        definitive certificate representing
                                        its interest, except in the event
                                        that Certificates in fully
                                        registered, certificated form
                                        ("Definitive Certificates") are
                                        issued under the limited
                                        circumstances described herein. See
                                        "Description of the Certificates --
                                        Definitive Certificates."


Clearance and Settlement.............   Certificate Owners of each Series
                                        offered hereby may or may not be
                                        permitted to make an election to
                                        hold their Certificates through any
                                        of DTC (in the United States) or
                                        Cedel or Euroclear (in Europe), as
                                        specified in the related Prospectus
                                        Supplement. If such election is
                                        available, then transfers within
                                        DTC, Cedel or Euroclear, as the
                                        case may be, will be made in
                                        accordance with the usual rules and
                                        operating procedures of the
                                        relevant system. Cross- market
                                        transfers between persons holding
                                        directly or indirectly through DTC,
                                        on the one hand, and counterparties
                                        holding directly or indirectly
                                        through Cedel or Euroclear, on the
                                        other, will be effected in DTC
                                        through the relevant Depositaries
                                        of Cedel or Euroclear. See
                                        "Description of the Certificates --
                                        Book-Entry Registration."


Transferor and Servicer...............  First National Bank of Commerce
                                        ("First NBC" or the "Bank"). The
                                        principal executive offices of the
                                        Bank are located at New Orleans,
                                        Louisiana, telephone number (504)
                                        623-1371. The Servicer will receive
                                        a fee as servicing compensation
                                        from the Trust in respect of each
                                        Series in the amounts and at the
                                        times specified in the related
                                        Prospectus Supplement (the
                                        "Servicing Fee"). The Servicing Fee
                                        may be payable from Finance Charge
                                        Receivables, Interchange or other
                                        amounts as specified in the related
                                        Prospectus Supplement. In certain
                                        limited circumstances, the Bank may
                                        resign or be removed as servicer,
                                        in which event the Trustee or a
                                        third party servicer may be
                                        appointed as successor servicer
                                        (the Bank, in this capacity, or any
                                        successor servicer, is called the
                                        "Servicer"). The Bank is a wholly
                                        owned subsidiary of First Commerce
                                        Corporation (the "Corporation").
                                        See "First NBC and First Commerce
                                        Corporation." In addition, if the
                                        Bank elects to sell or otherwise
                                        dispose of the Accounts, then the
                                        new owner of the Accounts may be
                                        substituted for the Bank as
                                        Transferor and Servicer upon the
                                        satisfaction of certain conditions,
                                        including the delivery of a Tax
                                        Opinion and receipt of written
                                        confirmation from each Rating
                                        Agency that such substitution will
                                        not result in such Rating Agency's
                                        reducing or withdrawing its rating
                                        on any then outstanding Series
                                        rated by it.


Collections..........................   The Servicer will deposit all
                                        collections of Receivables in an
                                        account required to be established
                                        for such purpose by the Agreement
                                        (the "Collection Account"). All
                                        amounts deposited in the Collection
                                        Account will be allocated by the
                                        Servicer between amounts collected
                                        on Principal Receivables and
                                        amounts collected on Finance Charge
                                        Receivables. If so specified in the
                                        related Prospectus Supplement,
                                        Principal Receivables and/or
                                        Finance Charge Receivables may be
                                        otherwise characterized. See

                                        "Description of the Certificates --
                                        Discount Option." All such amounts
                                        will then be further allocated in
                                        accordance with the respective
                                        interests of the Certificateholders
                                        of each Series or Class of
                                        Certificates and the holder of the
                                        Transferor Certificate and, in
                                        certain circumstances, certain
                                        providers of Enhancement. See
                                        "Description of the Certificates --
                                        Allocations."


Interest Payments.....................  Interest on each Series of
                                        Certificates or Class for each
                                        applicable period (each, an
                                        "Interest Period") specified in the
                                        related Prospectus Supplement will
                                        be distributed in the amounts and
                                        on the dates (which may be monthly,
                                        quarterly, semiannually or
                                        otherwise as specified in the
                                        related Prospectus Supplement)
                                        (each, a "Distribution Date")
                                        specified in the related Prospectus
                                        Supplement. Interest payments on
                                        each Distribution Date will be
                                        funded from collections of Finance
                                        Charge Receivables allocated to the
                                        Investor Interest during the
                                        preceding calender month or months
                                        (each, a "Monthly Period"), as
                                        described in the related Prospectus
                                        Supplement, and may be funded from
                                        certain investment earnings on
                                        funds in certain accounts of the
                                        Trust and from any applicable
                                        Enhancement, if necessary, or
                                        certain other amounts as specified
                                        in the related Prospectus
                                        Supplement. If the Distribution
                                        Dates for payment of interest for a
                                        Series or Class occur less
                                        frequently than monthly, such
                                        collections or other amounts
                                        allocable to such Series or Class
                                        may be deposited in one or more
                                        trust accounts pending distribution
                                        to the Certificateholders of such
                                        Series or Class, all as described
                                        in the related Prospectus
                                        Supplement. See "Description of the
                                        Certificates -- Application of
                                        Collections," "-- Shared Excess
                                        Finance Charge Collections,"
                                        "Credit Enhancement" and "Risk
                                        Factors -- Limited Credit
                                        Enhancement."


Revolving Period......................  Generally, no principal will be payable to Certificateholders of
                                        any Series or Class until the
                                        Principal Commencement Date or the
                                        Scheduled Payment Date with respect
                                        to that Series or Class, as
                                        described below. However, if
                                        specified in the related Prospectus
                                        Supplement for a Series or Class,
                                        principal may be payable to
                                        Certificateholders of such Series
                                        or Class prior to either such date,
                                        in connection with a Partial
                                        Amortization or otherwise. For the
                                        period beginning on the date of
                                        issuance of a Series (a "Closing
                                        Date") and ending with the
                                        commencement of an Amortization
                                        Period or an Accumulation Period
                                        (the "Revolving Period"),
                                        collections of Principal
                                        Receivables otherwise allocable to
                                        that Series' Investor Interest
                                        will, subject to certain limitations,
                                        be paid to the Transferor or
                                        deposited in the Excess Funding
                                        Account for the Trust or, under
                                        certain circumstances and if so
                                        specified in the related Prospectus
                                        Supplement, treated as Shared
                                        Principal Collections and paid to
                                        the holders of certificates of
                                        other Principal Sharing Series, as
                                        described herein and in the related
                                        Prospectus Supplement. See
                                        "Description of the Certificates --
                                        Pay Out Events" for a discussion of
                                        the events which might lead to
                                        early termination of the Revolving
                                        Period.


Principal Payments....................  The principal of the Certificates of each Series offered hereby will be
                                        scheduled to be paid either in
                                        installments commencing on a date
                                        specified in the related Prospectus
                                        Supplement (the "Principal
                                        Commencement Date"), in which case
                                        such Series will have either a
                                        Controlled Amortization Period or a
                                        Principal Amortization

                                        Period, as described below, or on an
                                        expected date specified in, or
                                        determined in the manner specified
                                        in, the related Prospectus
                                        Supplement (the "Scheduled Payment
                                        Date"), in which case such Series
                                        will have an Accumulation Period,
                                        as described below. If a Series has
                                        more than one Class of
                                        Certificates, a different method of
                                        paying principal, Principal
                                        Commencement Date or Scheduled
                                        Payment Date may be assigned to
                                        each Class. The payment of
                                        principal with respect to the
                                        Certificates of a Series or Class
                                        may commence earlier than the
                                        applicable Principal Commencement
                                        Date or Scheduled Payment Date, and
                                        the final principal payment with
                                        respect to the Certificates of a
                                        Series or Class may be made earlier
                                        or later than the applicable
                                        expected payment date, Scheduled
                                        Payment Date or other expected
                                        date, if a Pay Out Event occurs and
                                        the Rapid Amortization Period
                                        commences with respect to such
                                        Series or Class or under certain
                                        other circumstances described
                                        herein or in the related Prospectus
                                        Supplement. See "Description of the
                                        Certificates -- Principal
                                        Payments."


Controlled Amortization Period........  A Series or any Class thereof may have a "Controlled Amortization
                                        Period," as specified in the
                                        related Prospectus Supplement, in
                                        order to permit payment of the
                                        principal balance of the applicable
                                        Certificates in fixed installments
                                        over a specified amortization
                                        period. Unless a Rapid Amortization
                                        Period with respect to a Series
                                        that has a Controlled Amortization
                                        Period commences, collections of
                                        Principal Receivables allocable to
                                        that Series' Investor Interest
                                        during each Monthly Period falling
                                        in its Controlled Amortization
                                        Period (and certain other amounts
                                        if so specified in the related
                                        Prospectus Supplement) will be used
                                        on the related Distribution Date to
                                        make principal distributions in
                                        scheduled amounts to the
                                        Certificateholders of such Series
                                        or any Class of such Series then
                                        scheduled to receive such
                                        distributions. The amount to be
                                        distributed on any Distribution
                                        Date during the Controlled
                                        Amortization Period will be limited
                                        to an amount (the "Controlled
                                        Distribution Amount") equal to an
                                        amount specified in the related
                                        Prospectus Supplement (the
                                        "Controlled Amortization Amount"),
                                        plus any Controlled Amortization
                                        Amount not paid on prior
                                        Distribution Dates. If a Series has
                                        more than one Class of
                                        Certificates, each Class may have a
                                        separate Controlled Amortization
                                        Amount. In addition, the related
                                        Prospectus Supplement may describe
                                        priorities among such Classes with
                                        respect to such distributions. The
                                        Controlled Amortization Period will
                                        commence at the close of business
                                        on a date specified in the related
                                        Prospectus Supplement and continue
                                        until the earliest of (a) the
                                        commencement of the Rapid
                                        Amortization Period, (b) payment in
                                        full of the Investor Interest of
                                        the Certificates of such Series or
                                        Class and, if so specified in the
                                        related Prospectus Supplement, of
                                        any related Collateral Interest or
                                        Enhancement Invested Amount and (c)
                                        the related Series Termination
                                        Date.


Principal Amortization Period........   A Series or any Class thereof may
                                        have a "Principal Amortization
                                        Period" as specified in the related
                                        Prospectus Supplement, in order to
                                        permit payment of the principal
                                        balance of the applicable
                                        Certificates in installments over a
                                        specified amortization period. Such
                                        installment payments are not
                                        limited by any Controlled
                                        Amortization Amount during a
                                        Principal Amortization Period.
                                        Unless a Rapid Amortization Period
                                        with respect to a Series that has a
                                        Principal Amortization Period
                                        commences, collections of Principal

                                        Receivables allocable to that Series'
                                        Investor Interest during each
                                        Monthly Period falling in its
                                        Principal Amortization Period (and
                                        certain other amounts if so
                                        specified in the related Prospectus
                                        Supplement) will be used on the
                                        related Distribution Date to make
                                        principal distributions to the
                                        Certificateholders of that Series
                                        or any Class of that Series then
                                        scheduled to receive such
                                        distributions. If a Series has more
                                        than one Class of Certificates, the
                                        related Prospectus Supplement may
                                        describe certain priorities among
                                        those Classes with respect to such
                                        distributions. The Principal
                                        Amortization Period will commence
                                        at the close of business on a date
                                        specified in the related Prospectus
                                        Supplement and continue until the
                                        earlier of (a) the commencement of
                                        the Rapid Amortization Period, (b)
                                        payment in full of the Investor
                                        Interest of the Certificates of
                                        such Series or Class and, if so
                                        specified in the related Prospectus
                                        Supplement, of any related
                                        Collateral Interest or Enhancement
                                        Invested Amount and (c) the related
                                        Series Termination Date.

Controlled Accumulation
Period...............................   A Series or any Class thereof may
                                        have a "Controlled Accumulation
                                        Period," as specified in the
                                        related Prospectus Supplement, in
                                        order to allow for the accumulation
                                        of principal collections in a trust
                                        account established for the benefit
                                        of the Certificateholders of that
                                        Series or Class (a "Principal
                                        Funding Account") in anticipation
                                        of a balloon payment on the
                                        Scheduled Payment Date. During the
                                        Controlled Accumulation Period,
                                        principal collections in excess of
                                        a fixed amount will not be so set
                                        aside in the Principal Funding
                                        Account, which permits the
                                        Transferor to continue to have
                                        access to collections which are not
                                        then required to be set aside for
                                        payment of the Certificates. Unless
                                        a Rapid Amortization Period or, if
                                        so specified in the related
                                        Prospectus Supplement, a Rapid
                                        Accumulation Period with respect to
                                        a Series that has a Controlled
                                        Accumulation Period commences,
                                        collections of Principal
                                        Receivables allocable to that
                                        Series' Investor Interest during
                                        each Monthly Period falling in its
                                        Controlled Accumulation Period (and
                                        certain other amounts if so
                                        specified in the related Prospectus
                                        Supplement) will be deposited on
                                        the business day immediately prior
                                        to the related Distribution Date or
                                        other business day specified in the
                                        related Prospectus Supplement (each
                                        a "Transfer Date") in the Principal
                                        Funding Account for that Series or
                                        Class and used to make
                                        distributions of principal to the
                                        Certificateholders of that Series
                                        or Class on the Scheduled Payment
                                        Date. The amount to be deposited in
                                        the Principal Funding Account on
                                        any Transfer Date will be limited
                                        to an amount (the "Controlled
                                        Deposit Amount") equal to an amount
                                        specified in the related Prospectus
                                        Supplement (the "Controlled
                                        Accumulation Amount"), plus any
                                        Controlled Accumulation Amount not
                                        deposited on prior Transfer Dates.
                                        If a Series has more than one Class
                                        of Certificates, each Class may
                                        have a separate Principal Funding
                                        Account and Controlled Accumulation
                                        Amount. In addition, the related
                                        Prospectus Supplement may describe
                                        certain priorities among such
                                        Classes with respect to deposits of
                                        principal into such Principal
                                        Funding Accounts. The Controlled
                                        Accumulation Period will commence
                                        at the close of business on a date
                                        specified in or determined in the
                                        manner specified in the related
                                        Prospectus Supplement and continue
                                        until the earliest of (a) the
                                        commencement of the Rapid
                                        Amortization Period or, if so
                                        specified in the related Prospectus
                                        Supplement, the Rapid Accumulation

                                        Period, (b) payment in full of the
                                        Investor Interest of the
                                        Certificates of that Series or
                                        Class and, if so specified in the
                                        related Prospectus Supplement, any
                                        related Collateral Interest or
                                        Enhancement Invested Amount and (c)
                                        the related Series Termination
                                        Date.

                                        Funds on deposit in any Principal
                                        Funding Account may be invested in
                                        permitted investments or subject to
                                        a guaranteed rate or investment
                                        contract or other arrangement
                                        intended to assure a minimum return
                                        on the investment of such funds.
                                        Investment earnings on such funds
                                        may be applied to pay interest on
                                        the related Series of Certificates.
                                        In order to enhance the likelihood
                                        of payment in full of principal at
                                        the end of an Accumulation Period
                                        with respect to a Series of
                                        Certificates, that Series or any of
                                        its Classes may be subject to a
                                        principal payment guaranty or other
                                        similar arrangement.


Rapid Accumulation Period.............  A Series or any Class thereof having a Controlled Accumulation Period
                                        may require the commencement of a
                                        "Rapid Accumulation Period" upon
                                        the occurrence of a Pay Out Event
                                        in order to halt the Transferor's
                                        access to principal collections
                                        allocable to the Investor Interest
                                        of such Series and require that all
                                        such principal collections be set
                                        aside pending the balloon payment
                                        on the related Scheduled Payment
                                        Date. A Rapid Accumulation Period,
                                        if used, would commence on the day
                                        on which a Pay Out Event has
                                        occurred and end on the earliest of
                                        (a) the commencement of the Rapid
                                        Amortization Period, (b) payment in
                                        full of the Investor Interest of
                                        the Certificates of such Series
                                        and, if so specified in the related
                                        Prospectus Supplement, of the
                                        Collateral Interest or the
                                        Enhancement Invested Amount, if
                                        any, with respect to such Series
                                        and (c) the related Series
                                        Termination Date. During the Rapid
                                        Accumulation Period for a Series,
                                        collections of Principal
                                        Receivables allocable to the
                                        Investor Interest of the specified
                                        Series during each Monthly Period
                                        (and certain other amounts if so
                                        specified in the related Prospectus
                                        Supplement) will be deposited on
                                        the related Transfer Date in the
                                        Principal Funding Account and used
                                        to make distributions of principal
                                        to the Certificateholders of such
                                        Series or any Class thereof on the
                                        Scheduled Payment Date. The amount
                                        to be deposited in the Principal
                                        Funding Account during the Rapid
                                        Accumulation Period will not be
                                        limited to the Controlled Deposit
                                        Amount.

                                        The term "Pay Out Event" with respect
                                        to a Series of Certificates means
                                        any of the events identified as
                                        such in the related Prospectus
                                        Supplement and any of the
                                        following: (a) certain events of
                                        insolvency or receivership relating
                                        to the Transferor, (b) the
                                        Transferor being unable for any
                                        reason to transfer Receivables to
                                        the Trust in accordance with the
                                        provisions of the Agreement or (c)
                                        the Trust becoming an "investment
                                        company" within the meaning of the
                                        Investment Company Act of 1940, as
                                        amended. See "Description of the
                                        Certificates -- Pay Out Events."
                                        Providing for a Rapid Accumulation
                                        Period instead of a Rapid
                                        Amortization Period in certain
                                        circumstances would reduce the
                                        number of events that could cause
                                        Certificateholders to be repaid
                                        their principal investment prior to
                                        their Scheduled Payment Date.

                                        During the Rapid Accumulation Period,
                                        funds on deposit in any Principal
                                        Funding Account may be invested in
                                        permitted investments or subject to
                                        a guaranteed rate or investment
                                        contract or other arrangement
                                        intended to assure a minimum return
                                        on the investment of such funds.
                                        Investment earnings on such funds
                                        may be applied to pay interest on
                                        the related Series of Certificates
                                        or make other payments as specified
                                        in the related Prospectus
                                        Supplement. In order to enhance the
                                        likelihood of payment in full of
                                        principal at the end of the Rapid
                                        Accumulation Period with respect to
                                        a Series of Certificates, such
                                        Series or any Class thereof may be
                                        subject to a principal payment
                                        guaranty or other similar
                                        arrangement.

Rapid Amortization
Period................................  Each Series will be subject to early payment following the occurrence of
                                        a Pay Out Event (or a date
                                        following the occurrence of a Pay
                                        Out Event in the case of a Series
                                        subject to a Rapid Accumulation
                                        Period, as specified in the related
                                        Prospectus Supplement) through the
                                        monthly application of such Series'
                                        allocable share of principal
                                        collections. During the period from
                                        the day on which a Pay Out Event
                                        has occurred with respect to a
                                        Series or, if so specified in the
                                        Prospectus Supplement relating to a
                                        Series with a Controlled
                                        Accumulation Period, from such time
                                        specified in the related Prospectus
                                        Supplement after a Pay Out Event
                                        has occurred and the Rapid
                                        Accumulation Period has commenced,
                                        to the earlier of (a) the date on
                                        which the Investor Interest of the
                                        Certificates of such Series and the
                                        Collateral Interest or the
                                        Enhancement Invested Amount, if
                                        any, with respect to such Series
                                        have been paid in full and (b) the
                                        related Series Termination Date
                                        (the "Rapid Amortization Period"),
                                        collections of Principal
                                        Receivables allocable to the
                                        Investor Interest of such Series
                                        (and certain other amounts if so
                                        specified in the related Prospectus
                                        Supplement) will be distributed as
                                        principal payments to the
                                        Certificateholders of such Series
                                        and, in certain circumstances, to
                                        the Credit Enhancement Provider,
                                        monthly on each Distribution Date
                                        with respect to such Series in the
                                        manner and order of priority set
                                        forth in the related Prospectus
                                        Supplement. If a Rapid Amortization
                                        Period commences, then such of the
                                        Revolving Period, Controlled
                                        Amortization Period, Principal
                                        Amortization Period, Controlled
                                        Accumulation Period or Rapid
                                        Accumulation Period which is then
                                        in effect with respect to the
                                        applicable Series will terminate,
                                        and no portion of such Series'
                                        allocable share of principal
                                        collections will be paid to the
                                        Transferor or the Holders of any
                                        other outstanding Series or
                                        retained in the Excess Funding
                                        Account. Rather, the entire amount
                                        of such Series' share of principal
                                        collections will be distributed to
                                        the Certificateholders of such
                                        Series on each Distribution Date
                                        during the Rapid Amortization
                                        Period.


                                        During the Rapid Amortization Period
                                        with respect to a Series,
                                        distributions of principal will not
                                        be limited by any Controlled
                                        Deposit Amount or Controlled
                                        Distribution Amount. In addition,
                                        upon the commencement of the Rapid
                                        Amortization Period with respect to
                                        a Series, any funds on deposit in a
                                        Principal Funding Account with
                                        respect to such Series or any Class
                                        thereof will be paid to the
                                        Certificateholders of such Series
                                        or Class on the first Distribution
                                        Date in the Rapid Amortization
                                        Period.

Partial Amortization.................   If so specified in the Prospectus
                                        Supplement relating to a Series,
                                        one or more Classes of Certificates
                                        in that Series may be subject to a
                                        partial early amortization (a
                                        "Partial Amortization") in the
                                        circumstances described below. In
                                        the event that the Transferor is
                                        required to add the Receivables of
                                        Additional Accounts pursuant to the
                                        Agreement and the Transferor is
                                        unable to designate sufficient
                                        Eligible Accounts for such purpose,
                                        then the Transferor may elect to
                                        avoid a Pay Out Event based on such
                                        inability by commencing a Partial
                                        Amortization for the applicable
                                        Series. During a Partial
                                        Amortization for any Series or
                                        Class, a portion (as specified in
                                        the related Prospectus Supplement)
                                        of collections of Principal
                                        Receivables which otherwise would
                                        be treated as Shared Principal
                                        Collections will be payable to the
                                        Certificateholders of such Series
                                        or Class, commencing on a specified
                                        Distribution Date following the
                                        commencement of such Partial
                                        Amortization until the Transferor
                                        is no longer required to add
                                        Receivables of Additional Accounts
                                        to the Trust.

Allocations Among Series.............   Pursuant to the Agreement, during
                                        each Monthly Period, the Servicer
                                        is required to first allocate to
                                        each Series collections of
                                        Principal Receivables and Finance
                                        Charge Receivables and the Net
                                        Default Amount or Net Recoveries
                                        with respect to such Monthly Period
                                        based on the Investor Percentage
                                        for such Series. See "Description
                                        of the Certificates --
                                        Allocations." Subject to
                                        reallocation among Series in a
                                        Reallocation Group, such amounts
                                        allocated to each Series are then
                                        further allocated within each
                                        Series to the Certificateholders,
                                        any Series Enhancement and the
                                        Transferor pursuant to the terms
                                        of the related Series Supplement.

Shared Excess Finance Charge
  Collections........................   If so specified in the related
                                        Prospectus Supplement, any Series
                                        offered hereby may be designated as
                                        a Series that shares with other
                                        Series similarly designated
                                        collections of Finance Charge
                                        Receivables which are in excess of
                                        the amounts then required by such
                                        Series (an "Excess Allocation
                                        Series"). The receiving Series may
                                        then use such excess to cover any
                                        shortfalls with respect to amounts
                                        payable from collections of Finance
                                        Charge Receivables allocable to
                                        such Series. By so sharing such
                                        excess collections of Finance
                                        Charge Receivables, the Transferor
                                        can more efficiently use available
                                        investor funds to cover required
                                        payments on all Series. The sharing
                                        of excess collections of Finance
                                        Charge Receivables will, however,
                                        be discontinued if at any time the
                                        Transferor delivers to the Trustee
                                        an officer's certificate to the
                                        effect that, in the reasonable
                                        belief of the Transferor, the
                                        continuation of such sharing would
                                        have adverse regulatory
                                        implications for Transferor. See
                                        "Description of the Certificates --
                                        Application of Collections," "--
                                        Shared Excess Finance Charge
                                        Collections," "-- Defaulted
                                        Receivables; Incentive Payments and
                                        Fraudulent Charges; Investor
                                        Charge-Offs" and "Credit
                                        Enhancement."

Shared Principal Collections..........  If any Series is designated as a
                                        "Principal Sharing Series" in the
                                        related Prospectus Supplement, to
                                        the extent that collections of
                                        Principal Receivables that are
                                        allocated to the Investor Interest
                                        of such Series are not needed to
                                        make payments or deposits with
                                        respect to such Series, such
                                        collections ("Shared Principal
                                        Collections") will be applied to
                                        cover principal payments due to or
                                        for the benefit of
                                        Certificateholders of other
                                        Principal Sharing

                                        Series and, if not needed for that
                                        purpose, will generally be
                                        distributed to the Transferor. Any
                                        such reallocation will not result
                                        in a reduction in the Investor
                                        Interest of the Series to which
                                        such collections were initially
                                        allocated.

Reallocations Among Series in
 a Reallocation Group.................  If so specified in the related
                                        Prospectus Supplement, the
                                        Certificates of a Series may be
                                        included in a group of Series that
                                        will be subject to reallocations of
                                        collections of Finance Charge
                                        Receivables and other amounts among
                                        the Series in such group (a
                                        "Reallocation Group"). Collections
                                        of Finance Charge Receivables
                                        allocable to each Series in a
                                        Reallocation Group will be
                                        aggregated and made available for
                                        certain required payments for all
                                        Series in such Reallocation Group.
                                        By including a Series in a
                                        Reallocation Group, the Transferor
                                        may enable that Series to obtain
                                        the benefit of excess collections
                                        of Finance Charge Receivables
                                        allocated on the basis of the
                                        amounts required for payments with
                                        respect to such Series relative to
                                        the aggregate amount of such
                                        required amounts for all Series in
                                        the Reallocation Group.
                                        Consequently, the issuance of new
                                        Series in such Reallocation Group
                                        may have the effect of reducing or
                                        increasing the amount of
                                        collections of Finance Charge
                                        Receivables allocable to the
                                        Certificates of other Series in
                                        such Reallocation Group. See "Risk
                                        Factors -- Issuance of New Series;
                                        Groups."

Paired Series........................   If so specified in the Prospectus
                                        Supplement relating to a Series,
                                        such Series may be paired with all
                                        or a portion of one or more Series
                                        (each, a "Paired Series"), such
                                        that a reduction in the Investor
                                        Interest or the Adjusted Investor
                                        Interest of one such Series results
                                        in an increase in the Investor
                                        Interest of the other such Series.
                                        The effect of a Paired Series is to
                                        provide for continuous investment
                                        in the Receivables by
                                        Certificateholders, thereby
                                        reducing the potential increase in
                                        the Transferor Interest as the
                                        first of the Paired Series'
                                        interest in the Trust is reduced
                                        through the amortization or
                                        accumulation of principal. If a Pay
                                        Out Event occurs with respect to a
                                        Series having a Paired Series or
                                        with respect to the Paired Series
                                        when such Series is in a Controlled
                                        Amortization Period or Controlled
                                        Accumulation Period, the Investor
                                        Percentage for collections of
                                        Principal Receivables for the
                                        Series and for its Paired Series
                                        may be reset as specified in the
                                        related Prospectus Supplements. See
                                        "Description of the Certificates --
                                        Paired Series."


Excess Funding Account................  If on any date a Retention Condition exists, the Servicer will not
                                        distribute to the Transferor any
                                        Shared Principal Collections that
                                        otherwise would be so distributed,
                                        but will instead deposit such funds
                                        in an account required to be
                                        established for such purpose by the
                                        Agreement (the "Excess Funding
                                        Account"), until the Retention
                                        Condition ceases. Funds on deposit
                                        in the Excess Funding Account will
                                        be withdrawn and paid to the
                                        Transferor on any date provided that
                                        no Retention Condition is in effect,
                                        or would result from such payment, on
                                        such date. As more fully described
                                        herein, a Retention Condition
                                        exists if certain tests concerning
                                        the minimum level of Receivables in
                                        the Trust are not met. In addition,
                                        if a Controlled Accumulation
                                        Period, Controlled Amortization
                                        Period, Principal Amortization
                                        Period, Rapid Amortization Period
                                        or Rapid

                                        Accumulation Period commences with
                                        respect to any Series entitled to
                                        the benefits of Shared Principal
                                        Collections, an amount of funds on
                                        deposit in the Excess Funding
                                        Account (after giving effect to the
                                        release of funds to the Transferor
                                        as described above) up to the amount,
                                        if any, by which the Transferor
                                        Interest would be less than zero if
                                        there were no funds on deposit in
                                        the Excess Funding Account on such
                                        date, will be treated as Shared
                                        Principal Collections to the extent
                                        needed to cover principal payments
                                        due to or for the benefit of such
                                        Series, if so provided by the
                                        related Series Supplement. See
                                        "Description of the Certificates --
                                        Excess Funding Account."

Funding Period.......................   The Prospectus Supplement relating to
                                        a Series of Certificates may
                                        specify that for a period beginning
                                        on the Closing Date and ending on a
                                        specified date before the
                                        commencement of an Amortization
                                        Period or Accumulation Period with
                                        respect to such Series (the
                                        "Funding Period"), which period
                                        will be less than a year, the
                                        Aggregate Principal Receivables in
                                        the Trust allocable to such Series
                                        may be less than the aggregate
                                        principal amount of the
                                        Certificates of such Series and
                                        that the amount of such deficiency
                                        (the "Pre-Funding Amount") will be
                                        held in a trust account established
                                        with the Trustee for the benefit of
                                        Certificateholders of such Series
                                        (the "Pre-Funding Account") pending
                                        the transfer of additional
                                        Principal Receivables to the Trust
                                        or pending the reduction of the
                                        Investor Interests of other Series
                                        issued by the Trust. The
                                        Pre-Funding Amount may be up to
                                        100% of the principal amount of the
                                        Certificates of a Series. The
                                        related Prospectus Supplement will
                                        specify the initial Investor
                                        Interest on the Closing Date with
                                        respect to such Series, the
                                        aggregate principal amount of the
                                        Certificates of such Series (the
                                        "Full Investor Interest") and the
                                        date by which the Investor Interest
                                        is expected to equal the Full
                                        Investor Interest. The Investor
                                        Interest will increase as Principal
                                        Receivables are added to the Trust
                                        or as the Investor Interests of
                                        other Series of the Trust are
                                        reduced.

                                        During the Funding Period, funds on
                                        deposit in the Pre-Funding Account
                                        for a Series of Certificates will
                                        be withdrawn and paid to the
                                        Transferor or its assigns to the
                                        extent of any increases in the
                                        Investor Interest. In the event that
                                        the Investor Interest does not for
                                        any reason equal the Full Investor
                                        Interest by the end of the Funding
                                        Period, any amount remaining in the
                                        Pre-Funding Account and any additional
                                        amounts specified in the related
                                        Prospectus Supplement will be payable
                                        to the Certificateholders of such
                                        Series in the manner and at such time
                                        as set forth in the related
                                        Prospectus Supplement.
`
                                        If so specified in the related
                                        Prospectus Supplement, funds on
                                        deposit in the Pre-Funding Account
                                        may be invested in Permitted
                                        Investments or subject to a
                                        guaranteed rate or investment
                                        agreement or other similar
                                        arrangement, and investment
                                        earnings and any applicable payment
                                        under any such investment
                                        arrangement will be applied to pay
                                        interest on the Certificates of
                                        such Series.

Credit Enhancement...................   Credit Enhancement with respect to a
                                        Series or any Class thereof may be
                                        provided in the form or forms of
                                        subordination, a cash collateral
                                        account or guaranty, a collateral
                                        interest, a letter of
                                        credit, a surety bond, an insurance
                                        policy, a spread account, a reserve
                                        account or other form of support as
                                        specified in the related Prospectus
                                        Supplement. Credit Enhancement may
                                        also be provided to a Class or
                                        Classes of different Series by a
                                        cross-support feature which
                                        requires that distributions of
                                        principal and/or interest be made
                                        with respect to Certificates of one
                                        or more Classes of a particular
                                        Series before distributions are
                                        made to one or more Classes of
                                        another Series.

                                        The type, characteristics and amount
                                        of the Credit Enhancement will be
                                        determined based on several
                                        factors, including the
                                        characteristics of the Receivables
                                        and Accounts included in the Trust
                                        Portfolio as of the Closing Date
                                        with respect to any Series, and
                                        will be established on the basis of
                                        requirements of each Rating Agency
                                        rating the Certificates of such
                                        Series. If so specified in the
                                        related Prospectus Supplement, any
                                        such Credit Enhancement will apply
                                        only in the event of certain types
                                        of losses and the protection
                                        against losses provided by such
                                        Credit Enhancement will be limited.
                                        The terms of the Credit Enhancement
                                        with respect to a Series, and the
                                        conditions under which the Credit
                                        Enhancement may be increased,
                                        reduced or replaced, will be
                                        described in the related Prospectus
                                        Supplement. See "Credit
                                        Enhancement" and "Risk Factors --
                                        Limitations of Certificate Rating."

Optional Repurchase...................  With respect to each Series of
                                        Certificates offered hereby, the
                                        Investor Interest will be subject
                                        to optional repurchase by the
                                        Transferor on any Distribution Date
                                        after the Investor Interest and the
                                        Enhancement Invested Amount, if
                                        any, with respect to such Series is
                                        reduced to an amount less than or
                                        equal to 5% of the initial Investor
                                        Interest, if any, or such lesser
                                        amount specified in the related
                                        Prospectus Supplement, if certain
                                        conditions set forth in the
                                        Agreement are met. The repurchase
                                        price will be as specified in the
                                        related Prospectus Supplement. See
                                        "Description of the Certificates --
                                        Final Payment of Principal;
                                        Termination."


Tax Status............................. Mayer, Brown & Platt, or such other counsel specified in the related
                                        Prospectus Supplement, will act as
                                        special tax counsel to the Bank
                                        ("Special Tax Counsel ") and will,
                                        upon issuance of a Series of
                                        Certificates, render an opinion
                                        that the Offered Certificates of
                                        such Series will be characterized
                                        as indebtedness for Federal income
                                        tax purposes and that the issuance
                                        of the Offered Certificates will
                                        not cause the Trust to be treated
                                        as an association (or publicly
                                        traded partnership) taxable as a
                                        corporation. A copy of such opinion
                                        will be filed with the Commission
                                        with a Report on Form 8-K following
                                        the issuance of a Series of
                                        Certificates. The Certificate
                                        Owners will agree to treat the
                                        Offered Certificates as debt for
                                        Federal income tax purposes. See
                                        "U.S. Federal Income Tax
                                        Consequences" for additional
                                        information concerning the
                                        application of Federal income tax
                                        laws.


ERISA Considerations..................  Under regulations issued by the
                                        Department of Labor, the Trust's
                                        assets would not be deemed "plan
                                        assets" of any employee benefit
                                        plan holding interests in the
                                        Certificates of a Series if certain
                                        conditions are met. If the Trust's
                                        assets were deemed to be "plan
                                        assets" of an employee benefit
                                        plan, there is uncertainty as to
                                        whether existing exemptions from
                                        the "prohibited transaction" rules
                                        of the Employee Retirement Income
                                        Security Act of 1974, as
                                        amended ("ERISA"), would apply to all
                                        transactions involving the Trust's
                                        assets. No assurance can be made
                                        with respect to any offering of the
                                        Certificates of any Series that the
                                        conditions which would allow the
                                        Trust assets not to be deemed "plan
                                        assets" will be met, although the
                                        intention of the underwriters (but
                                        not their assurance) as to whether
                                        the Certificates of a particular
                                        Series will be "publicly-offered
                                        securities", and therefore eligible
                                        for an ERISA exemption, will be set
                                        forth in the related Prospectus
                                        Supplement. Accordingly, employee
                                        benefit plans contemplating
                                        purchasing interests in
                                        Certificates should consult their
                                        counsel before making a purchase.
                                        See "ERISA Considerations."


Certificate Rating....................  It will be a condition to the issuance of the Certificates of
                                        each Series or Class thereof
                                        offered pursuant to this Prospectus
                                        and the related Prospectus
                                        Supplement that they be rated in
                                        one of the four highest rating
                                        categories by at least one
                                        nationally recognized rating
                                        organization (each such rating
                                        organization selected by the
                                        Transferor to rate any Series, a
                                        "Rating Agency"). The rating or
                                        ratings applicable to the
                                        Certificates of each Series or
                                        Class thereof offered hereby will
                                        be set forth in the related
                                        Prospectus Supplement.


                                        A rating is not a recommendation to
                                        buy, sell or hold securities and
                                        may be subject to revision or
                                        withdrawal at any time by the
                                        assigning Rating Agency. Each
                                        rating should be evaluated
                                        independently of any other rating.
                                        See "Risk Factors -- Limitations of
                                        Certificate Rating."

Listing..............................   If so specified in the Prospectus
                                        Supplement relating to a Series,
                                        application will be made to list
                                        the Certificates of such Series, or
                                        all or a portion of any Class
                                        thereof, on the Luxembourg Stock
                                        Exchange or any other specified
                                        exchange.

RISK FACTORS

     Potential investors should consider, among other things, the following considerations in connection with the purchase of the Certificates.


     Possible Impact of Limited Liquidity on Market Value. It is anticipated that, to the extent permitted, the underwriters of any Series of Certificates offered hereby will make a market in such Certificates, but in no event will any such underwriter be under an obligation to do so. There is no assurance that a secondary market will develop with respect to the Certificates of any Series, or if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of such Certificates. Consistent with general practice for asset-backed securities like the Certificates, it is not generally expected that any Series of Certificates will be listed on any securities exchange, except that certain Series may be listed on the Luxembourg Stock Exchange (in which case such expected listing will be disclosed in the related Prospectus Supplement). Limitations on the liquidity of the Certificates may have a negative impact on their market value.



     Possible Delays or Losses as a Result of Potential Priority of Certain Liens. The Transferor will transfer interests in Receivables to the Trust. A court could treat any such transaction as an assignment of collateral as security for the benefit of holders of Certificates issued by the Trust. The Transferor will represent and warrant in the Agreement that the transfer of the Receivables to the Trust is either a valid transfer and assignment of the related Receivables to the Trust or the grant to the Trustee of a security interest in such Receivables. The Transferor will take actions required to perfect the Trust's security interest in the Receivables and will warrant that if the transfer to the Trust is deemed to be a grant of a security interest in the related Receivables, the Trustee will have a first priority perfected security interest therein, except for any liens for local taxes that are not yet due and payable or are being contested. Nevertheless, if the transfer of Receivables to the Trust is deemed to create a security interest therein, certain nonconsensual liens on property of the Transferor arising before Receivables come into existence (including Federal or local tax liens and liens arising under ERISA) may have priority over the Trust's interest in such Receivables, and if the FDIC were appointed receiver or conservator of the Transferor, the FDIC's administrative expenses may also have priority over the Trust's interest in such Receivables. The existence of such liens or rights of the receiver of the Transferor could result in possible delay in the amount of payments on the Certificates or in losses to Certificateholders. See "Certain Legal Aspects of the Receivables -- Transfer of Receivables."

     Possible Losses as a Result of Commingling. In addition, while the Transferor is the Servicer, cash collections held by the Transferor may, subject to certain conditions described below in "Description of Certificates -- Application of Collections," be commingled and used for the benefit of the Transferor prior to the date on which such collections are required to be deposited in the Finance Charge Account and Principal Account. As a result of any such commingling, the Trust may not have a perfected interest in such collections, which could, in the event of a conservatorship or receivership of the Transferor, cause the Trust to suffer a loss of all or part of such collections, which may result in a loss to Certificateholders.

     Possible Delays, Prepayment or Losses as a Result of Receivership of Transferor. To the extent that the Transferor has granted or will grant a security interest in Receivables to the Trust and that security interest is validly perfected before the Transferor's insolvency (and was not or will not be taken in contemplation of insolvency of the Transferor, or with the intent to hinder, delay or defraud the Transferor or the creditors of the Transferor), the Federal Deposit Insurance Act ("FDIA"), as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended ("FIRREA"), provides that such security interest should not be subject to avoidance by the FDIC, as receiver for the Transferor. Positions taken by the FDIC staff prior to the passage of

FIRREA suggest that the FDIC, as receiver for the Transferor, would not interfere with the timely transfer to the Trust of payments collected on the related Receivables. If, however, the FDIC were to assert a contrary position, such as requiring the Trustee to establish its right to those payments by submitting to and completing the administrative claims procedure under the FDIA, or the conservator or receiver were to request a stay of proceedings with respect to the Transferor as provided under the FDIA, delays in payments on the related Series of Certificates and possible losses to Certificateholders could occur.

     In addition, the FDIC, if appointed as the conservator or receiver for the Transferor has the power under the FDIA to repudiate contracts, including secured contracts of the Transferor. The FDIA provides that a claim for damages arising from the repudiation of a contract is limited to "actual direct compensatory damages." In the event the FDIC were to be appointed as conservator or receiver of the Transferor and were to repudiate the Agreement, then the amount payable out of available collections to the Certificateholders could be lower than the outstanding principal and accrued interest on the Certificates.



     If a conservator or receiver were appointed for the Transferor, then a Pay Out Event could occur with respect to all Series then outstanding and, pursuant to the Agreement, new Principal Receivables would not be transferred to the Trust. If a Pay Out Event occurs involving either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the conservator or receiver may have the power to prevent the commencement of the Rapid Amortization Period or, if applicable with respect to a Series as specified in the related Prospectus Supplement, the Rapid Accumulation Period, and may be able to require that new Principal Receivables be transferred to the Trust. Such action could cause delays in payments to Certificateholders or in losses to Certificateholders. A conservator or receiver may also have the power to cause the early sale of the Receivables and the early retirement of the Certificates of each Series or to prohibit the continued transfer of Principal Receivables to the Trust. In addition, in the event of a Servicer Default relating to the conservatorship or receivership of the Servicer, if no Servicer Default other than such conservatorship or receivership exists, the conservator or receiver for the Servicer may have the power to prevent either the Trustee or the Certificateholders from appointing a successor Servicer under the Agreement. See "Certain Legal Aspects of the Receivables -- Certain Matters Relating to Receivership."


Effects of Applicable Law


     Possible Prepayment or Losses as a Result of Limitations Imposed by Consumer Protection Laws. Federal and state consumer protection laws, such as the Louisiana Consumer Credit Law, Louisiana Collection Agency Regulation Act and Louisiana Equal Credit Opportunity Law impose requirements on the making and enforcement of consumer loans and extensions of credit to consumers. In addition, the Soldiers' and Sailors' Civil Relief Act of 1940 (the "SSCRA") provides for a stay of court proceedings against military personnel (including Air Force personnel) on active duty if the ability of such person to defend against a suit would be materially affected by reason of military service and limits to 6% per year the interest chargeable to military personnel (including Air Force personnel) on active duty on obligations incurred by such person prior to entrance into such service unless the obligee obtains a court order allowing a higher rate to be charged. The SSCRA could adversely affect the Servicer's ability to collect on Receivables generated under First NBC's USAF Club Card program and other military programs, which make up a significant portion of the Trust Portfolio. See "First NBC's Credit Card Activities -- General." In its experience to date with the military programs, First NBC does not believe that the SSCRA has had a material impact on its collection efforts, but there can be no assurance that the SSCRA would not have an adverse effect in the future.


Congress and the states may enact new laws and amendments to existing laws to regulate further the credit card and consumer credit industry or to reduce finance charges or other fees or charges applicable to credit card accounts.


     Such laws, as well as any new laws or rulings which may be adopted, may adversely affect the Servicer's ability to collect on the Receivables or maintain previous levels of monthly periodic finance charges and other credit card fees. One effect of any existing or new legislation which regulates the amount of interest and other charges that may be assessed on credit card account balances could be to reduce the Portfolio Yield on the Accounts. If such legislation were to result in a significant reduction in the Portfolio Yield, a Pay Out Event could occur, in which case the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period would commence. Certificateholders of an affected Series might then receive principal payments earlier than expected. See "Description of the Certificates -- Pay Out Events." If the resulting reduction in the Portfolio Yield were significant enough, Certificateholders could suffer losses.


     Pursuant to the Agreement, the Transferor will covenant to accept reassignment, subject to certain conditions described under "Description of the Certificates -- Representations and Warranties," of each Receivable that does not comply in all material respects with all requirements of applicable law. The Transferor will make certain other representations and warranties relating to the validity and enforceability of the Receivables. However, it is not anticipated that the Trustee will make any examination of the related Receivables or the records relating thereto for the purpose of establishing the presence or absence of defects, compliance with such representations and warranties, or for any other purpose. The sole remedy if any such representation or warranty is breached and such breach continues beyond the applicable cure period is that the Transferor will be obligated to accept reassignment, subject to certain conditions described under "Description of the Certificates -- Representations and Warranties," of the Receivables affected thereby. See "Description of the Certificates -- Representations and Warranties" and "Certain Legal Aspects of the Receivables -- Consumer Protection Laws."


     Possible Losses as a Result of Application of Bankruptcy Law. Application of Federal and state bankruptcy and debtor relief laws would affect the interests of the Certificateholders in the Receivables if such laws result in any Receivables being written off as uncollectible when there are no funds available from any Credit Enhancement or other sources to cover any resulting shortfalls in amounts payable to Certificateholders. See "Description of the Certificates -- Defaulted Receivables; Incentive Payments and Fraudulent Charges; Investor Charge-Offs." If any applicable Credit Enhancement is exhausted, Certificateholders will bear a share of the losses on Receivables in the Trust, including losses resulting from write offs described above, which could result in losses to Certificateholders.

     Possible Prepayment or Losses as a Result of Increasing Credit Card Losses. Losses and delinquencies in the Bank Portfolio have increased in recent years. Based upon published reports such as the Moody's Investors Service Credit Card Credit Indexes, First NBC understands that this has been the case for most domestic credit card issuers. Increasing losses and delinquencies in the Bank Portfolio may result in the occurrence of a Pay Out Event and the commencement of the Rapid Amortization Period. Further information about the level of losses and delinquencies in the Bank Portfolio will be provided under "First NBC's Credit Card Portfolio -- Delinquency and Loss Experience" in the applicable Prospectus Supplement. If losses reached a high enough level relative to the yield on the Receivables, a Pay Out Event could occur, resulting in payments to Certificateholders prior to the expected dates. In addition, if any applicable Credit Enhancement is exhausted, Certificateholders will bear a share of the losses on Receivables in Trust, which could result in losses to Certificateholders.

     Possible Prepayment as a Result of Competition in the Credit Card Industry. The credit card industry is highly competitive. As new credit card issuers enter the market and all issuers seek to expand their share of the market, there is increased use of advertising, target marketing and pricing competition. The Trust will be dependent upon the Transferor's continued ability to generate new Receivables. If the rate at which new Receivables are generated declines significantly and the Transferor is unable to designate Additional Accounts, a Partial Amortization for one or more Series could occur or a Pay Out Event could occur with respect to each Series, in which case the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period with respect to each such Series would commence. Certificateholders of an affected Series might then receive principal payments earlier than expected.

     Payments Other than at Expected Maturity. The Receivables may be paid at any time and there is no assurance that there will be additional Receivables created in the Accounts or that any particular pattern of cardholder repayments will occur. The commencement and continuation of a Controlled Amortization Period, a Principal Amortization Period, or a Controlled Accumulation Period for a Series or Class thereof will be dependent upon the continued generation of new Receivables to be conveyed to the Trust. A significant decline in the amount of Receivables generated could result in the occurrence of a Partial Amortization for one or more Series or a Pay Out Event for one or more Series and the commencement of the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period for each such Series. If a Pay Out Event occurs and the Rapid Amortization Period commences, or if a Partial Amortization occurs, the average life to maturity of the affected Series of Certificates could be significantly reduced.

     In addition, the Transferor can give no assurance that the payment rate assumptions for any Series will prove to be correct. The related Prospectus Supplement will provide certain historical data relating to payments by cardholders, total charge-offs and other related information relating to the Trust Portfolio. There can be no assurance that future events will be consistent with such historical data. In particular, Certificateholders should be aware that the Transferor's ability to continue to compete in the current industry environment will affect the Transferor's ability to generate new Receivables to be conveyed to the Trust and may also affect payment patterns.

     Further, the amount of collections of Receivables may vary from month to month due to seasonal variations, general economic conditions, changes in periodic finance charges and payment habits of individual cardholders. A significant decrease in such monthly payment rate could slow the return or accumulation of principal during an Amortization Period or Accumulation Period. No assurance can be given that payments of principal will be made as expected during the Controlled Amortization Period or the Principal Amortization Period, or with respect to an Accumulation Period, or on the Scheduled Payment Date, as applicable. Further, there can be no assurance that collections of Principal Receivables, and thus the rate at which the related Certificateholders could expect to receive or accumulate payments of principal on their Certificates during an Amortization Period or Accumulation Period, or on any Scheduled Payment Date, as applicable, will be similar to any historical experience set forth in a related Prospectus Supplement. Also, any decision by the Transferor to designate (or increase) a Discount Percentage will result in an increase in the amount of collections of Finance Charge Receivables and a reduction in the balance of Principal Receivables outstanding and a reduction in the Transferor Amount. See "Description of the Certificates -- Discount Option."


     Possible Delays or Prepayment as a Result of Effect of Social, Legal and Economic Factors on Credit Card Usage. Changes in use of credit and payment patterns by customers may result from a variety of social, legal and economic factors. Economic factors include the rate of inflation, seasonal buying patterns, unemployment levels and relative interest rates. Social factors also include unemployment rates as well as changes in consumer confidence levels and attitudes toward incurring debt. Legal factors include the application of usury and consumer protection laws. Social, legal and economic factors in the State of Louisiana and surrounding states may have a disproportionate effect on the Trust because of the relatively large percentage of Accounts in such States. See "The Receivables" in the related Prospectus Supplement. The Transferor, however, is unable to determine and has no basis to predict whether, or to what extent, social, legal or economic factors will affect future use of credit or repayment patterns. Any changes in credit or repayment patterns could have effects like those described in "Payments Other than at Expected Maturity" above.

     Possible Delays or Prepayment as a Result of Affinity Programs. Some of the Accounts, the Receivables of which will be conveyed to the Trust, were originated by First NBC under various affinity agreements, including the agreements relating to First NBC's United States Air Force Club program and other military programs. In the future, Additional Accounts originated under these or other affinity programs may be designated to the Trust (as may other Additional Accounts not originated under affinity programs). Changes in the terms of such programs or in First NBC's participation in the programs may affect the rate at which new Receivables are generated in the related Accounts, which could have effects like those described in "Payments Other than at Expected Maturity" above.


     Prepayment Resulting from Pre-Funding Account. With respect to any Series having a Pre-Funding Account, in the event that there is an insufficient amount of Principal Receivables in the Trust at the end of the applicable Funding Period, the Certificateholders of such Series will be repaid principal from amounts on deposit in the Pre-Funding Account (to the extent of such insufficiency) following the end of such Funding Period, as described more fully in the Prospectus Supplement. Such repayment of principal would be prior to the scheduled date of such repayment. As a result of such repayment, Certificateholders would receive a principal payment earlier than they expected. In addition, Certificateholders would not receive the benefit of the applicable Certificate Rate for the period of time originally expected on the amount of such early repayment. There can be no assurance that a Certificateholder would be able to reinvest such early repayment amount at a similar rate of return. If a Certificateholder is not able to reinvest such early repayment amount at the same rate of return or better, the Certificateholder's anticipated yield would be adversely affected. However, a Series with a Pre-Funding Account feature may also require the payment of a prepayment premium in such a circumstance, which would mitigate the adverse effect to the Certificateholder's anticipated yield.


     Possible Prepayment or Losses as a Result of Transferor's Ability to Adversely Change Terms of the Receivables. Pursuant to the Agreement, the Transferor does not transfer to the Trust the Accounts but only the Receivables arising in the Accounts. As owner of the Accounts, the Transferor retains the right to determine the monthly periodic finance charges and other fees which will be applicable from time to time to the Accounts, to alter the minimum monthly payment required on the Accounts and to change various other terms with respect to the Accounts, including changing the annual percentage rate from a fixed rate to a variable rate or vice versa. A decrease in the periodic finance charge or a reduction in credit card or other fees would decrease the effective yield on the Accounts and could result in the occurrence of a Pay Out Event with respect to each Series and the commencement of the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period with respect to each such Series. Certificateholders of an affected Series might then receive principal payments earlier than expected. If the resulting reduction reduced the Portfolio Yield significantly, there could be reductions in amounts available to cover the portions of defaulted Receivables allocated to a Series, and in amounts available to make required deposits to various Trust Accounts, all of which may (if any available Credit Enhancement is exhausted) result in losses to Certificateholders.

     Under the Agreement, the Transferor will agree that, except as otherwise required by law or as is deemed by the Transferor to be necessary in order to maintain its revolving credit business, based upon a good faith assessment by it, in its sole discretion, of the nature of the competition in that business, the Transferor will not reduce the annual percentage rate or the periodic finance charges assessed on the related Receivables or other fees on the related Accounts if, as a result of such reduction, the Portfolio Yield for any Series as of such date would be less than the Base Rate for such Series. The Transferor from time to time may offer special rates (generally of limited duration) which may be less than the annual percentage rates applicable to other Receivables. The terms "Portfolio Yield" and "Base Rate" for each Series will have the meanings set forth in the Prospectus Supplement relating to each such Series. In addition, the Agreement will provide that the Transferor may change the terms of the contracts relating to the related Accounts or its servicing policies and procedures (including changes that could reduce the required minimum monthly payment and change the calculation of the amount or the timing of finance charges, credit card fees and charge offs), if such change (i) would not, in the reasonable belief of the Transferor, cause a Pay Out Event for any related Series to occur, and (ii) is made applicable to the comparable segment of revolving credit accounts owned and serviced by the Transferor which have characteristics the same as or substantially similar to the related Accounts which are subject to such change. In servicing the Accounts, the Servicer will be required to exercise the same care and apply the same policies that it exercises in handling similar matters for its own comparable accounts. Except as specified above or in any Prospectus Supplement, there will be no restrictions on the Transferor's ability to change the terms of the Accounts. There can be no assurance that changes in applicable law, changes in the marketplace or prudent business practice might not result in a determination by the Transferor to take actions which would change this or other Account terms or that such changes would not be adverse to the interests of Certificateholders. See "Receivable Yield Considerations" in the Prospectus Supplement.



     Possible Losses as a Result of Incentive Programs. First NBC has established incentive programs applicable to certain accounts in the Bank Portfolio. These programs permit a qualifying cardholder participating in the program to earn rights to obtain airline tickets paid for by First NBC based upon use of the account. The Trust will not assume the obligation to purchase airline tickets or provide other benefits earned under this or any other incentive program that may be adopted in the future. However, if accounts subject to this or any similar incentive program are included in the Trust Portfolio, a cardholder entitled to receive an incentive payment from First NBC might assert that he or she could reduce the amount he or she was required to pay on a Receivable if First NBC failed to provide a ticket or other benefit that had been earned under the program. As described in "Description of the Certificates -- Defaulted Receivables; Incentive Payments and Fraudulent Charges; Investor Charge-Offs," any adjustments to Receivables as a result of such an event will be allocated to the Transferor Interest. However, if the Transferor's Interest is reduced to zero, and the Transferor fails to make required payments relating to these events, then Certificateholders could suffer a loss.

     Possible Prepayment or Losses as a Result of Basis Risk. If so specified in the related Prospectus Supplement, a portion of the Accounts will have finance charges set at a variable rate above a designated prime rate or other designated index. A Series of Certificates may bear interest at a fixed rate or at a floating rate based on an index other than such prime rate or other designated index. If there is a decline in such prime rate or other designated index, the amount of collections of Finance Charge Receivables on such Accounts may be reduced, whereas the amounts payable as interest on such Series of Certificates and other amounts required to be funded out of collections of Finance Charge Receivables with respect to such Series may not be similarly reduced. Conversely, to the extent that Accounts bear interest at a fixed rate and there is an increase in such prime rate or other designated index, amounts payable as interest on such Series of Certificates and other amounts required to be funded out of collections of Finance Charge Receivables with respect to such Series may be increased, whereas the amount of collections of Finance Charge Receivables on such Accounts may not be similarly increased. In either case, if the amount of collections of Finance Charge Receivables allocated to a Series is less than the aggregate amount of interest, servicing fees and other amounts required to be paid from such collections and this situation continued for a period of time specified in the applicable Prospectus Supplement, then a Pay Out Event could occur, resulting in principal payments to the Certificateholders prior to the expected dates, and if any applicable Credit Enhancement was exhausted losses to Certificateholders could result.

     Possible Prepayment or Losses as a Result of Issuance of New Series; Groups. The Trust, as a master trust, may issue Series and sell Purchased Interests from time to time. While the terms of any Series will be specified in a Series Supplement, the provisions of a Series Supplement and, therefore, the terms of any additional Series, will not be subject to the prior review by, or consent of, holders of the Certificates of any previously issued Series. Similarly, the terms of any Purchased Interest will not be subject to the prior review by, or consent of, holders of the Certificates of any previously issued Series. The terms of any Series may include methods for determining applicable investor percentages and allocating collections, provisions creating different or additional security, provisions subordinating such Series to another Series or other Series (if the Series Supplement relating to such Series so permits) to such Series, and any other amendment or supplement to the Agreement which is made applicable only to such Series. The terms of any Purchased Interest may also cover all of the above-mentioned matters. It is a condition precedent to the issuance of any additional Series, or sale of a Purchased Interest, that each Rating Agency that has rated any outstanding Series deliver written confirmation to the Trustee that such issuance or sale will not result in such Rating Agency reducing or withdrawing its rating on any such outstanding Series. See "Description of the Certificates -- New Issuances." There can be no assurance, however, that the terms of any other Series, including any Series issued from time to time hereafter, or the terms of any Purchased Interest might not have an impact on the timing and amount of payments received by a Certificateholder of any other Series.

     In addition, the Series Supplements relating to Series which are part of a Reallocation Group as described herein may provide that collections of Receivables allocable to such Series will be reallocated among all Series in the Reallocation Group. Consequently, the issuance of new Series in a Reallocation Group may have the effect of reducing the amount of collections of Receivables which are reallocated to the Certificates of existing Series in such Reallocation Group. For example, an additional Series which is issued with a larger claim with respect to monthly interest than that of previously issued Series in such Reallocation Group (due to a higher certificate rate) will receive a proportionately larger reallocation of collections of Finance Charge Receivables. Such issuance will reduce the amount of collections of Finance Charge Receivables which are reallocated to the existing Series in such Reallocation Group. Furthermore, there can be no assurance that, for any Series in a Reallocation Group, the Trust will issue any other Series in such Reallocation Group. Accordingly, the anticipated benefits of reallocation of collections of Receivables may not be realized. See "Description of the Certificates -- Allocations" and "Reallocations Among Certificates of Different Series within a Reallocation Group."


     Possible Prepayments or Losses as a Result of Addition of Trust Assets -- Effect on Credit Quality. The Transferor expects, and in some cases will be obligated, to designate Additional Accounts, the Receivables in which will be conveyed to the Trust. In addition, the Agreement provides that the Transferor may add Participations to the Trust. The designation of Additional Accounts and Participations will be subject to the satisfaction of certain conditions described herein under "Description of the Certificates--Addition of Trust Assets." Additional Accounts may include accounts originated using criteria different from those which were applied to the Accounts designated on the Cut-Off Date or to previously-designated Additional Accounts, because such accounts were originated at a different date or were acquired from another institution. Consequently, there can be no assurance that Additional Accounts designated in the future will be of the same credit quality as previously-designated Accounts. The varying quality of Trust assets could affect the payment patterns and default experience of such portfolio. If such effect on payment patterns is significant, a Partial Amortization for one or more Series could occur or a Pay Out Event could occur with respect to each Series, in which case the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period, with respect to each such Series would commence. Certificateholders of an affected Series might then receive principal payments earlier than expected. In addition, if a decline in the credit quality of the portfolio were significant enough, it could result in reductions in payments to Certificateholders in an affected Series.


     Limited Certificateholder Control of Action under Agreement. The Certificateholders will generally have limited control over the administration of the Trust. Subject to certain exceptions, the Certificateholders of each Series may take certain actions, or direct certain actions to be taken, under the Agreement or Series Supplement. However, the Agreement or Series Supplement may provide that under certain circumstances the consent or approval of a specified percentage of the aggregate Investor Interest of other Series or of the Investor Interest of a specified Class of such other Series will be required to direct certain actions, including requiring the appointment of a successor Servicer following a Servicer Default, amending the Agreement in certain circumstances and directing a repurchase of all outstanding Series upon the breach of certain representations and warranties by the Transferor. Certificateholders of other Series may have interests which do not coincide in any way with the interests of Certificateholders of the subject Series. In addition, Certificateholders of different Classes of the same Series may have interests which do not coincide. In such instances, it may be difficult for the Certificateholders of such Series to achieve the results from the vote that they desire.

     Limitations of Certificate Rating. Any rating assigned to the Certificates of a Series or a Class by a Rating Agency will reflect such Rating Agency's assessment of the likelihood that Certificateholders of such Series or Class will receive the payments of interest and principal required to be made under the Agreement and will be based primarily on the value of the Receivables in the Trust and the availability of any Enhancement with respect to such Series or Class. However, any such rating will not, unless specifically so provided in the related Prospectus Supplement with respect to any Class or Series offered hereby, address the likelihood that the principal of any Certificates of such Class or Series will be paid on a scheduled date. In addition, any such rating will not address the possibility of the occurrence of a Pay Out Event with respect to such Class or Series, the financial condition or creditworthiness of the Transferor or the possibility of the imposition of United States withholding tax with respect to non-U.S. Certificateholders. The rating will not be a recommendation to purchase, hold or sell Certificates of such Series or Class, and such rating will not comment as to the marketability of such Certificates, any market price or suitability for a particular investor. There is no assurance that any rating will remain for any given period of time or that any rating will not be lowered or withdrawn entirely by a Rating Agency if in such Rating Agency's judgment circumstances so warrant. The Transferor will request a rating of the Certificates of each Series offered hereby by at least one Rating Agency. There can be no assurance as to whether any rating agency not requested to rate the Certificates will nonetheless issue a rating with respect to any Series of Certificates or Class thereof. A rating assigned to any Series of Certificates or Class thereof by a rating agency that has not been requested by the Transferor to do so may be lower than the rating assigned by a Rating Agency pursuant to the Transferor's request.


     Possible Losses as a Result of Limited Credit Enhancement. Although Credit Enhancement may be provided with respect to a Series of Certificates or any of its Classes, the amount available will generally be limited and subject to certain reductions. If the amount available under any Credit Enhancement is reduced to zero, Certificateholders of the Series or Class covered by such Credit Enhancement will bear directly the credit and other risks associated with their undivided interest in the Trust and will be more likely to suffer a loss on their investment in the Certificates. See "Credit Enhancement."


     Certificateholders' Direct Exercise of Rights Limited by Book-Entry Registration. The Certificates of Series offered hereby initially will, if so specified in the related Prospectus Supplement, be represented by one or more Certificates registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Certificate Owners or their nominees. Unless and until Definitive Certificates are issued for such a Series, Certificate Owners relating to such Series will not be recognized by the Trustee as Certificateholders, as that term will be used in the Agreement. Hence, until such time, Certificate Owners will only be able to exercise the rights of Certificateholders indirectly through DTC, Cedel or Euroclear and their participating organizations. See "Description of the Certificates--Book-Entry Registration" and "-- Definitive Certificates."

     Risks of Swaps. The Trustee, on behalf of the Trust, may enter into interest rate swaps and related caps, floors and collars to reduce the risk to Certificateholders from adverse changes in interest rates. However, such transactions will not eliminate fluctuations in the value of the Receivables or prevent such losses if the value of the Receivables declines.

     The Trust's ability to hedge all or a portion of its portfolio of Receivables through transactions in Swaps depends on the degree to which interest rate movements in the market generally correlate with interest rate movements in the Receivables.

     The Trust's ability to engage in transactions involving Swaps will depend on the degree to which the Trust can identify acceptable
Counterparties. There can be no assurance that acceptable Counterparties will be available for a specific Swap at any specific time.

     The costs to the Trust of hedging transactions vary among the various hedging techniques and also depend on such factors as market conditions and the length of the contract. Furthermore the Trust's ability to engage in hedging transactions may be limited by tax considerations.

     Swaps are not traded on markets regulated by the Commission or the Commodity Futures Trading Commission, but are arranged through financial institutions acting as principals or agents. In an over-the-counter environment, many of the protections afforded to exchange participants are not available. For example, there are no daily fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Because the performance of over-the-counter Swaps is not guaranteed by any settlement agency, there is a risk of Counterparty default.

     The Trust may consider taking advantage of investment opportunities in Swaps that are not presently contemplated for use by the Trust or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Trust's objectives and legally permissible investments for the Trust. Such opportunities, if they arise, may involve risks that differ from or exceed those involved in the activities described above and will be more fully described in the applicable Prospectus Supplement.


     Possible Prepayment or Losses as a Result of Allocations. To the extent provided in any Series Supplement, or any amendment to the Agreement, portions of the Receivables or Participations conveyed to the Trust and all collections received with respect thereto may be allocated to one or more Series as long as the Rating Agency Condition shall have been satisfied with respect to such allocation and the Servicer shall have delivered an officer's certificate to the Trustee to the effect that the Servicer reasonably believes such allocation will not adversely affect in any material respect the interests of the Certificateholders of any Series issued and outstanding. There can be no assurance, however, that any such allocation of Trust assets might not have an impact on the timing and amount of payments received by a Certificateholder of any Series.



                               THE TRUST

     The Trust will be formed in accordance with the laws of the State of New York pursuant to the Agreement. The Trust will not be permitted to engage in any business activity other than acquiring and holding
Receivables, issuing Series of Certificates, making payments thereon and engaging in related activities (including, with respect to any Series, obtaining any Enhancement and entering into a related Enhancement agreement).


                   FIRST NBC'S CREDIT CARD ACTIVITIES

General

     First Bankcard Center ("First Bankcard"), a division of First NBC, was one of the earliest BankAmericard issuers, entering the credit card business in 1968. From that time through the early 1990's, First Bankcard relied primarily on the branch networks of First NBC and its affiliated banks, a network of correspondent banks ("agent banks"), affinity groups and portfolio acquisitions to generate new accounts. In 1989 First Bankcard began its relationship with the military sector and was awarded the management contract for the Air Force Logistics Command's Club Card Program. Beginning in 1994, First Bankcard's new account strategy has also included pre-approved campaigns focused on the cross-selling of bankcard products to customers and prospects of First NBC and its affiliated banks, agent banks and affinity groups. In addition, these campaigns have been augmented with a few regionally specific pre-approved prospect campaigns. In December, 1994, the Club Card Program was expanded with United States Air Force Services ("USAF") to include Club Card Program services at all United States Air Force bases in the United States, including Alaska and Hawaii. The USAF Club Card Program was again expanded in 1996 to provide U.S. dollar-denominated Club Card Program services to military personnel in bases outside the United States.

     First Bankcard provides cardholder and/or merchant services to its network of 202 agent banks, which have not chosen to become Class A members of the VISA or MasterCard Associations. First Bankcard's 30 affinity groups benefit from the value-added services provided by First Bankcard, as well as from sharing in the on-going earnings generated by group members through use of their cards. The USAF Club Card Program includes centralized dues and account billing for both officers and enlisted clubs, providing a diverse population for new account and account balance growth. Certain data processing and administrative functions associated with the servicing of the Bank Portfolio are performed by First Commerce Service Corporation. See "The Trust -- Description of First Commerce Service Corporation."

     With respect to each Series of Certificates, the Receivables conveyed or to be conveyed to the Trust by the Bank pursuant to the Agreement have been or will be generated from transactions made by holders of selected MasterCard, VISA and private label credit accounts, including premium accounts and standard accounts, within the Bank Portfolio. Generally, both premium and standard accounts undergo the same credit analysis, but premium accounts carry higher credit limits and offer a wider variety of services to the cardholders. The private label accounts included in the Bank Portfolio (the "Private Label Accounts") relate to credit cards issued to military personnel who do not meet the credit standards for issuance of standard credit cards. Payments due under Private Label Accounts are charged back to a non-appropriated funds instrumentality associated with the United States Air Force Services at 65-90 days past due. The non-appropriated funds instrumentality does not represent a full faith and credit obligation of the United States. The Bank currently services the Bank Portfolio in the manner described in the related Prospectus Supplement. Other than the Private Label Accounts, all of the credit card accounts currently owned by the Bank (including accounts in the Bank's affinity programs) are MasterCard or VISA accounts. See "Risk Factors -- Transferor's Ability to Adversely Change Terms of the Receivables" for a discussion of the effect of the Bank's ability to modify terms of the Receivables after the initial issuance of any Series.

     The VISA and MasterCard credit accounts may be used for four types of transactions: credit card purchases, cash advances, balance transfers and convenience checks. Purchases occur when cardholders use credit cards to buy goods and/or services. A cash advance is made when a credit card is used to obtain cash from a financial institution, an automated teller machine or in a cash equivalent transaction. Cardholders (or accountholders) may also use convenience checks to (i) transfer balances from other credit card accounts to their First Bankcard accounts and (ii) draw against their VISA and MasterCard credit card accounts at any time. Amounts due with respect to purchases, cash advances and convenience checks are included in the Receivables. Private Label Accounts may be used only for purchases at officer and enlisted clubs.

     In addition, MasterCard and VISA cardholders (or accountholders) in certain states are able to purchase insurance against the inability to repay all or a portion of their account balances for reasons such as involuntary unemployment, death, disability or accidental death/dismemberment. Premiums for this insurance are charged to the account for each monthly billing cycle (each a "Billing Cycle"). Such insurance premiums are included in the Receivables transferred to the Trust and are treated as Principal Receivables.

     Each cardholder (or accountholder) is subject to an agreement with First Bankcard governing the terms and conditions of the related MasterCard, VISA or private label credit card account. Pursuant to each such agreement, except as described herein or in any related Prospectus Supplement, First Bankcard reserves the right, subject to notice as may be required by law or such agreement, to add to, change or terminate any terms, conditions, services or features of its MasterCard, VISA or private label credit card accounts at any time, including increasing or decreasing the periodic finance charges, other charges or the minimum monthly payment requirements. The agreement with each cardholder (or accountholder) provides that First Bankcard may apply such changes, when applicable, to current outstanding balances as well as to future transactions. The foregoing notwithstanding, certain affinity agreements provide that the terms and conditions of the agreement between First Bankcard and the cardholder (or accountholder) may be changed only at the end of the contract period of such affinity agreement.

Acquisition and Use of Credit Card Accounts

     New credit card account marketing and solicitation is handled by the First Bankcard Marketing Department. New credit card accounts are originated through both customer inquiry and direct mail solicitation programs. Customer inquiry originations are generally initiated by applicants who pick up applications at a branch of the Bank, a First NBC affiliated bank or an agent bank, from an affinity group or at any Club Card Program location, or call First Bankcard and ask that an application be sent to them. Direct mail solicitations are generally followed up by telemarketing efforts.

     First Bankcard believes that its network of affiliated banks, agent banks, affinity groups and military relationships, for which First Bankcard has the exclusive right to market credit cards bearing the name of the related financial institution or organization, represents significant opportunities for growth in the cardholder base. First Bankcard believes that these relationships generally provide better credit quality and lower attrition than non-relationship-based accounts. These relationships are generally governed by agency or affinity agreements between First Bankcard and an agent bank, affiliate bank or sponsoring institution, which are periodically subject to renewal, renegotiation or cancellation by one or both parties (in some cases as often as annually). Any changes in the terms of one of these programs or in First NBC's participation in such program could affect the rate at which new Receivables are generated in the related Accounts.

     Credit applications are processed through an automated application processing system that uses credit scorecards. A "score" is calculated for each applicant, using information from the application and a credit bureau report obtained through an independent credit reporting agency. The credit scorecards are based upon credit scoring models developed with Fair, Isaac and Company, Inc. Those applications that are flagged for further review (i.e., those that are neither accepted nor rejected) by the automated application processing system are reviewed by a First Bankcard credit analyst who makes a credit and limit assignment decision based on a review of (i) the score generated by the credit scorecard, (ii) information contained in the application, (iii) the independent credit report referred to above and (iv) an analysis of the applicant's capacity to repay. The primary factors considered in the non-military credit scoring model include
(a) the presence or absence of existing credit references and checking and savings account references, (b) the number of recently reported installment loans reflected in the credit file, (c) revolving utilization reflected in the credit file and (d) the number of inquiries. The primary factors considered in the military credit scoring model include (a) occupation, (b) high credit card utilization reflected in the credit file, (c) the number of major derogatory ratings reflected in the credit file and (d) the number of inquiries by other credit providers.

     First Bankcard also uses a prescreening process as a method of acquiring new accounts. First Bankcard primarily identifies potential prospects for pre-approved solicitations through lists obtained from (i) First NBC and its affiliated banks, (ii) agent banks and (iii) affinity groups. First Bankcard submits to the credit bureaus its credit criteria and cutoff scores for those criteria to screen prospects. Lists of individuals who meet the criteria are returned to the mailing list vendor, and a pre-approved offer for a credit card is made to those individuals. An offeree's response to the solicitation is reviewed and confirmed, and a credit card is issued. Where an individual's creditworthiness undergoes rapid and substantial change following the initial prescreening, First Bankcard may refuse to extend any credit to that individual despite the pre-approved offer. The primary factors considered in First Bankcard's credit criteria are (a) the length and depth of the individual's credit experience, (b) recency and severity of the delinquencies reflected in the file, (c) the presence of derogatory public record information and (d) the use of a generic credit bureau score model developed by Fair, Isaac and Company, Inc.

     If First Bankcard acquires credit card accounts originally opened by another institution, those accounts may have been opened using criteria different from those used by First Bankcard and may not have been subject to the same level of credit review as accounts originally established by First Bankcard. Portfolios of revolving credit accounts purchased by First Bankcard from other credit card issuers may be added to the Trust from time to time.

Description of First Commerce Service Corporation

     Credit card processing services performed by First Commerce Service Corporation ("FCSC"), a wholly owned subsidiary of the Corporation, include statement rendering, payment processing, data processing, embossing, research, accounting, purchasing, legal, audit, human resources and network services and systems development. FCSC's data network provides an interface to MasterCard International Incorporated and VISA USA, Inc. for performing authorizations and funds transfers. Data processing and network functions are performed in FCSC's facility in Harahan, Louisiana.

Interchange and Other Account Revenues

     Creditors participating in the VISA and MasterCard associations receive Interchange as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard systems, a portion of this Interchange in connection with cardholder charges for goods and services is passed from banks which clear the transactions for merchants to credit card issuing banks. Interchange fees are set annually by MasterCard and VISA and are based on the number of credit card transactions and the amount charged per transaction. Each Prospectus Supplement will specify whether or not the Transferor will be required to transfer to the Trust for the benefit of the related Series a percentage of Interchange and the basis on which any such percentage will be determined.

     First NBC also currently earns additional revenues in connection with the Bank Portfolio in the form of payments from advertisers for the inclusion of advertising inserts with monthly statements relating to accounts in the Bank Portfolio, and rebates or similar payments from issuers of credit insurance policies on account of claims experience related to the Bank Portfolio. Each Prospectus Supplement will also specify whether or not the Transferor will be required to transfer to the Trust for the benefit of the related Series a percentage of these "Other Account Revenues" reasonably determined by the Transferor to be attributable to that Series interest in the Receivables.

     If so required to be transferred, Interchange and Other Account Revenues arising under the Accounts will be allocated to the related Certificates of any Series in the manner provided in the related Prospectus Supplement, and, in each case, will be (a) treated as collections of Finance Charge Receivables and used to pay required monthly payments including interest on the related Series of Certificates, (b) used to pay all or a portion of the Servicing Fee to the Servicer, or (c) both, as specified in the related Prospectus Supplement.



                              THE RECEIVABLES

     The Receivables conveyed to the Trust will arise in Accounts selected from the Bank Portfolio on the basis of criteria set forth in the Agreement as applied on the Cut-Off Date and, with respect to Additional Accounts, as of the related date of their designation (the "Trust Portfolio"). The Transferor will have the right (subject to certain limitations and conditions set forth therein), and in some circumstances will be obligated, to designate from time to time Additional Accounts and to transfer to the Trust all Receivables in such Additional Accounts, whether such Receivables are then existing or thereafter created, or to transfer Participations in lieu of such Receivables or in addition thereto. Any Additional Accounts designated pursuant to the Agreement must be Eligible Accounts as of the date the Transferor designates such accounts as Additional Accounts. Furthermore, pursuant to the Agreement, the Transferor has the right (subject to certain limitations and conditions) to designate certain Accounts as Removed Accounts and to require the Trustee to reconvey all Receivables in such Removed Accounts to the Transferor, whether such Receivables are then existing or thereafter created. Throughout the term of the Trust, the Accounts from which the Receivables arise will be the Accounts designated by the Transferor on the Cut-Off Date plus any Additional Accounts minus any Removed Accounts. With respect to each Series of Certificates, the Transferor will represent and warrant to the Trust that, as of the Closing Date and the date Receivables are conveyed to the Trust, such Receivables meet certain eligibility requirements. See "Description of the Certificates -- Representations and Warranties."

     The Prospectus Supplement relating to each Series of Certificates will provide certain information about the Trust Portfolio as of the date specified. Such information will include, but not be limited to, the amount of Principal Receivables, the amount of Finance Charge Receivables, the range of balances of the Accounts and the average thereof, the range of credit limits of the Accounts and the average thereof, the range of ages of the Accounts and the average thereof, the geographic distribution of the Accounts, the types of Accounts and delinquency statistics relating to the Accounts.


                          MATURITY ASSUMPTIONS

     Following the Revolving Period for each Series, collections of Principal Receivables are expected to be distributed to the Certificateholders of that Series or any specified Class thereof on each specified Distribution Date during the Controlled Amortization Period or the Principal Amortization Period, or are expected to be accumulated for payment to Certificateholders of that Series or any specified Class thereof during an Accumulation Period and distributed on a Scheduled Payment Date. However, if the Rapid Amortization Period commences, collections of Principal Receivables will be paid to Certificateholders in the manner described herein and in the related Prospectus Supplement. Further, if a Partial Amortization occurs, certain funds available in the Excess Funding Account may be paid to Certificateholders in the manner described herein and in the related Prospectus Supplement. The related Prospectus Supplement will specify when the Controlled Amortization Period, the Principal Amortization Period or an Accumulation Period, as applicable, will commence, the principal payments expected or available to be received or accumulated during such Controlled Amortization Period, Principal Amortization Period or Accumulation Period, or on the Scheduled Payment Date, as applicable, the manner and priority of principal accumulations and payments among the Classes of a Series of Certificates, the payment rate assumptions on which such expected principal accumulations and payments are based and the Pay Out Events which, if any were to occur, would lead to the commencement of a Rapid Amortization Period or, if so specified in the related Prospectus Supplement, a Rapid Accumulation Period.

     No assurance can be given, however, that collections on Principal Receivables allocated to be paid to Certificateholders or the holders of any specified Class thereof will be available for distribution or accumulation for payment to Certificateholders on each Distribution Date during the Controlled Amortization Period, the Principal Amortization Period or an Accumulation Period, or on the Scheduled Payment Date, as applicable. See "Risk Factors -- Payment Other than at Expected Maturity."


                            USE OF PROCEEDS

     The net proceeds from the sale of each Series of Certificates offered hereby will be paid to the Transferor as consideration for the transfer of the Receivables to the Trust. The Transferor will use such proceeds for its general corporate purposes.


                FIRST NBC AND FIRST COMMERCE CORPORATION

     First NBC is a national banking association and a wholly owned subsidiary of First Commerce Corporation (the "Corporation"). The Bank's main office is located at 210 Baronne Street, New Orleans, Louisiana 70112, telephone (504) 623-1371. The New Orleans metropolitan area is the primary market served by the Bank. The Bank and its subsidiaries offer a full range of banking and related financial services to commercial and consumer customers. First NBC issues credit cards both directly and as agent for other banks.

     The Corporation is a Louisiana corporation and a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and maintains its headquarters in New Orleans, Louisiana. The Corporation has six wholly owned bank subsidiaries, each in Louisiana: the Bank, City National Bank of Baton Rouge, Central Bank (Monroe), The First National Bank of Lafayette, Rapides Bank & Trust Company in Alexandria and The First National Bank of Lake Charles. The Prospectus Supplement for each Series of Certificates will provide additional information, including limited financial information, relating to the Bank's credit card activities and the Corporation.

                       DESCRIPTION OF THE CERTIFICATES

     The Certificates will be issued in Series. Each Series will represent an interest in the Trust other than the interests represented by any other Series of Certificates issued by the Trust (which may include Series offered pursuant to this Prospectus) and the Transferor Interest. Each Series will be issued pursuant to a Series Supplement. The Prospectus Supplement for each Series will describe any provisions of the Agreement relating to such Series which may differ materially from the Agreement filed as an exhibit to the Registration Statement. The following summaries describe certain provisions common to each Series of Certificates. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement and Series Supplement.

General

     The Certificates of each Series will represent undivided interests in certain assets of the Trust, including the right to the applicable Investor Percentage of all payments on the Receivables in the Trust. The Investor Interest for each Series of Certificates on any date will generally be equal to the initial Investor Interest as of the related Closing Date for such Series (increased by the principal balance of any Certificates of such Series issued after the Closing Date for such Series) minus the amount of principal paid to the related Certificateholders prior to such date and minus the amount of unreimbursed Investor Charge-Offs with respect to such Certificates prior to such date, except that the Invested Amount of any pre-funded Series may increase upon the transfer of additional Principal Receivables to the Trust or the reduction of the Investor Interest or the Adjusted Investor Interest of another Series. If so specified in the Prospectus Supplement relating to any Series of Certificates, under certain circumstances the Investor Interest may be further adjusted by the amount of principal allocated to Certificateholders, the funds on deposit in any specified account, and any other amount specified in the related Prospectus Supplement.

     Each Series of Certificates may consist of one or more Classes, one or more of which may be Senior Certificates or Subordinated Certificates. Each Class of a Series will evidence the right to receive a specified portion of each distribution of principal or interest or both. The Investor Interest with respect to a Series with more than one Class will be allocated among the Classes as described in the related Prospectus Supplement. The Certificates of a Class may differ from Certificates of other Classes of the same Series in, among other things, the amounts allocated to principal payments, maturity date, Certificate Rate and the availability of Enhancement.

     For each Series of Certificates, payments of interest and principal will be made on Distribution Dates specified in the related Prospectus Supplement to Certificateholders in whose names the Certificates were registered on the record dates (each, a "Record Date") specified in the related Prospectus Supplement. Interest will be distributed to Certificateholders in the amounts, for the periods and on the dates specified in the related Prospectus Supplement.

     The Transferor Interest will represent the undivided interest in the Trust not represented by the Certificates issued and outstanding under the Trust or the rights, if any, of any Credit Enhancement Providers to receive payments from the Trust. As holder of the Transferor Interest, the Transferor will have the right to a percentage (the "Transferor Percentage") of payments from the Receivables in the Trust. The Transferor Interest may be transferred in whole or in part subject to the limitations and conditions described therein. See "-- Certain Matters Regarding the Transferor and the Servicer."

     During the Revolving Period with respect to each Series of Certificates offered hereby, the amount of the Investor Interest for that Series will remain constant except as described in "-- Defaulted Receivables; Incentive Payments and Fraudulent Charges; Investor Charge-Offs" (which describes circumstances in which the Investor Interest will be reduced during the Revolving Period) and "-- Funding Period" (which describes circumstances in which the Investor Interest will be increased during a Funding Period which would coincide with the Revolving Period for the affected Series). The amount of Principal Receivables in the Trust, however, will vary each day as new Principal Receivables are created and others are paid. The amount of the Transferor Interest will fluctuate each day, to reflect the changes in the amount of the Principal Receivables in the Trust (and amounts, if any, on deposit in the Excess Funding Account). When a Series is amortizing, the Investor Interest of such Series will decline as customer payments of Principal Receivables are collected and distributed to or accumulated for distribution to the Certificateholders. As a result, the Transferor Interest will generally increase to reflect reductions in the Investor Interest for such Series and will also change to reflect the variations in the amount of Principal Receivables in the Trust. The Transferor Interest in the Trust may also be reduced as the result of a New Issuance. See "-- New Issuances."

     Certificates of each Series initially will be represented by certificates registered in the name of the nominee of DTC (together with any successor depository selected by the Transferor, the "Depository") except as set forth below. See "--Definitive Certificates." With respect to each Series of Certificates, beneficial interests in the Certificates will be available for purchase in minimum denominations as specified in the related Prospectus Supplement (or, if not so specified, in minimum denominations of $1,000 and integral multiples thereof). As to any Series of Certificates issued in book-entry form, the Transferor has been informed by DTC that DTC's nominee will be Cede. Accordingly, Cede is expected to be the holder of record of each such Series of Certificates. No Certificate Owner acquiring an interest in such Certificates will be entitled to receive a certificate representing such person's interest in the Certificates. Unless and until Definitive Certificates are issued for any Series under the limited circumstances described herein, all references herein to actions by Certificateholders shall refer to actions taken by DTC upon instructions from DTC Participants, and all references herein to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures. See "-- Book-Entry Registration" and "-- Definitive Certificates."

     If so specified in the Prospectus Supplement relating to a Series, application will be made to list the Certificates of such Series, or all or a portion of any Class thereof, on the Luxembourg Stock Exchange or any other specified exchange.

Book-Entry Registration

     With respect to each Series of Certificates issued in book-entry form, Certificateholders may hold their Certificates through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems.

     Cede, as nominee for DTC, will hold the global Certificates. Cedel and Euroclear will hold omnibus positions on behalf of the Cedel Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositories (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities for its Participants ("DTC Participants") and facilitates the clearance and settlement among DTC Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic book-entry changes in DTC Participants' accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and DTC Participants are on file with the Commission.

     Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

     Because of time-zone differences, credits of securities in Cedel or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant Cedel Participant or Euroclear Participant on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

     Purchases of Certificates under the DTC system must be made by or through DTC Participants, which will receive a credit for the Certificates on DTC's records. The ownership interest of each actual Certificate Owner is in turn to be recorded on the DTC Participants' and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchase, but Certificate Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect Participant through which the Certificate Owner entered into the transaction. Transfers of ownership interests in the Certificates are to be accomplished by entries made on the books of DTC Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interest in Certificates, except in the event that use of the book-entry system for the Certificates is discontinued.

     To facilitate subsequent transfers, all Certificates deposited by DTC Participants with DTC are registered in the name of DTC's nominee, Cede & Co. The deposit of Certificates with DTC and their registration in the name of Cede & Co. effects no change in beneficial ownership. DTC has no knowledge of the actual Certificate Owners of the Certificates; DTC's records reflect only the identity of the DTC Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC
Participants, by DTC Participants to Indirect Participants, and by DTC Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Neither DTC nor Cede & Co. will consent or vote with respect to Certificates. Under its usual procedures, DTC mails an omnibus proxy to the issuer as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those DTC Participants to whose accounts the Certificates are credited on the record date (identified in a listing attached thereto).

     Principal and interest payments on the Certificates will be made to DTC. DTC's practice is to credit Participants' accounts on the applicable Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such Distribution Date. Payments by DTC Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name" and will be the responsibility of such DTC Participant and not of DTC, the Trustee or the Transferor, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Trustee, disbursement of such payments to DTC Participants shall be the responsibility of DTC, and disbursement of such payments to Certificate Owners shall be the responsibility of DTC Participants and Indirect Participants.

     DTC may discontinue providing its services as securities depository with respect to the Certificates at any time by giving reasonable notice to the Transferor or the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, Definitive Certificates are required to be printed and delivered. The Transferor may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Definitive Certificates will be delivered to Certificateholders. See "-- Definitive Certificates."

     The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Transferor believes to be reliable, but the Transferor takes no responsibility for the accuracy thereof.

     Cedel Bank, societe anonyme ("Cedel") is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 32 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriters of any Series of Certificates. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

     The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in 25 countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System, Societe Cooperative, a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative Board establishes policy for the Euroclear System. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters of any Series of Certificates. Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "U.S. Federal Income Tax Consequences." Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

     Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Definitive Certificates

     If so specified in the related Prospectus Supplement, the Certificates of each Series will be initially issued as Definitive Certificates in fully registered, certificated form to Certificate Owners or their nominees rather than to DTC or its nominee. If the related Prospectus Supplement states that a Series will be issued in book-entry form, then Definitive Certificates will be issued to Certificate Owners or their nominees only if
(i) the Transferor advises the Trustee for such Series in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to such Series of Certificates, and the Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through DTC or (iii) after the occurrence of a Servicer Default, Certificate Owners representing not less than 50% (or such other percentage specified in the related Prospectus Supplement) of the Investor Interest advise the Trustee and DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the Certificate Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificate representing the Certificates and instructions for reregistration, the Trustee will issue the Certificates as Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

     Distribution of principal and interest on the Certificates will be made by the Trustee directly to Holders of Definitive Certificates in accordance with the procedures set forth herein and in the Agreement. Interest payments and any principal payments on each Distribution Date will be made to Holders in whose names the Definitive Certificates were registered at the close of business on the related Record Date. The final payment on any Certificate (whether Definitive Certificates or the Certificates registered in the name of Cede representing the Certificates), will be made only upon presentation and surrender of such Certificate at the office or agency specified in the notice of final distribution to Certificateholders. The Trustee will provide such notice to registered Certificateholders not later than the fifth day of the month of such final distributions.

     Definitive Certificates will be transferable and exchangeable at the offices of the Transfer Agent and Registrar, which shall initially be the Trustee. No service charge will be imposed for any registration of transfer or exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. The Transfer Agent and Registrar shall not be required to register the transfer or exchange of Definitive Certificates for a period of fifteen days preceding the due date for any payment with respect to such Definitive Certificates.

Interest Payments

     For each Series of Certificates and Class thereof, interest will accrue from the date specified in the applicable Prospectus Supplement on the applicable Investor Interest at the applicable Certificate Rate, which may be a fixed, floating or other type of rate as specified in the related Prospectus Supplement. Interest will be distributed to Certificateholders on the Distribution Dates specified in the related Prospectus Supplement. Interest payments on any Distribution Date will be funded from collections of Finance Charge Receivables allocated to the Investor Interest during the preceding Monthly Period or Periods and may be funded from certain investment earnings on funds held in accounts of the Trust and from any applicable Credit Enhancement, if necessary, or certain other amounts as specified in the related Prospectus Supplement. If the Distribution Dates for payment of interest for a Series or Class occur less frequently than monthly, such collections or other amounts (or the portion thereof allocable to such Class) may be deposited in one or more trust accounts (each, an "Interest Funding Account") pending distribution to the Certificateholders of such Series or Class, as described in the related Prospectus Supplement. If a Series has more than one Class of Certificates, each such Class may have a separate Interest Funding Account. The Prospectus Supplement relating to each Series of Certificates will describe the amounts and sources of interest payments to be made; the Certificate Rate for each Class thereof; for a Series or Class thereof bearing interest at a floating Certificate Rate, the initial Certificate Rate, the dates and the manner for determining subsequent Certificate Rates, and the formula, index or other method by which such Certificate Rates are determined; and any limitations on any such Certificate Rate.

Principal Payments

     Generally, during the Revolving Period for each Series of Certificates (which begins on the related Closing Date and ends on the day before an Amortization Period or Accumulation Period begins), no principal payments will be made to the Certificateholders of such Series, although principal payments may be made to Certificateholders of a Series during the Revolving Period, in connection with a Partial Amortization or otherwise, if so specified in the related Prospectus Supplement. During the Controlled Amortization Period or Principal Amortization Period, as applicable, which will be scheduled to begin on the date specified in, or determined in the manner specified in, the related Prospectus Supplement, and during the Rapid Amortization Period, which will begin upon the occurrence of a Pay Out Event or, if so specified in the Prospectus Supplement, following the Rapid Accumulation Period, principal will be paid to the Certificateholders in the amounts and on Distribution Dates specified in the related Prospectus Supplement. During an Accumulation Period, principal will be accumulated in a Principal Funding Account for later distribution to Certificateholders on the Scheduled Payment Date in the amounts specified in the related Prospectus Supplement. Principal payments for any Series or Class thereof will be funded from collections of Principal Receivables received during the related Monthly Period or Periods as specified in the related Prospectus Supplement and allocated to such Series or Class, in certain circumstances from amounts on deposit in the Excess Funding Account and from certain other sources specified in the related Prospectus Supplement. In the case of a Series with more than one Class of Certificates, the Certificateholders of one or more Classes may receive payments of principal at different times. The related Prospectus Supplement will describe the manner, timing and priority of payments of principal to Certificateholders of each Class.

     Funds on deposit in any Principal Funding Account applicable to a Series may be subject to a guaranteed rate agreement or guaranteed investment contract or other arrangement specified in the related Prospectus Supplement intended to assure a minimum rate of return on the investment of such funds. In order to enhance the likelihood of the payment in full of the principal amount of a Series of Certificates or Class thereof at the end of an Accumulation Period, such Series of Certificates or Class thereof may be subject to a principal payment guaranty or other similar arrangement specified in the related Prospectus Supplement.

Transfer and Assignment of Receivables

     The Transferor will transfer and assign at the time of formation of the Trust all of its right, title and interest in and to the Receivables in the related Accounts and all Receivables thereafter created in such Accounts.

     In connection with each transfer of Receivables to the Trust, the Transferor will indicate in its computer files that the related Receivables have been conveyed to the Trust. In addition, the Transferor will provide to the Trustee computer files or microfiche lists containing a true and complete list of the related Accounts, identified by account number and by total outstanding balance on the date of transfer. The Transferor will not deliver to the Trustee any other records or agreements relating to the Accounts or the Receivables, except in connection with additions or removals of Accounts. Except as stated above, the records and agreements relating to the Accounts and the Receivables maintained by the Transferor or the Servicer are not and will not be segregated by the Transferor or the Servicer from other documents and agreements relating to other credit card accounts and receivables and are not and will not be stamped or marked to reflect the transfer of the Receivables to the Trust, but the computer records of the Transferor are and will be required to be marked to evidence such transfer. The Transferor will file with respect to the Trust Uniform Commercial Code financing statements with respect to the Receivables meeting the requirements of applicable state law. See "Risk Factors -- Transfer of Receivables" and "Certain Legal Aspects of the Receivables -- Transfer of Receivables."

New Issuances

     The Agreement will authorize the Trustee to issue two types of certificates: (i) one or more Series of Certificates which are transferable and have the characteristics described below; and (ii) one or more Supplemental Certificates, evidencing partial interests in the Transferor Interest, which are not offered hereby and which will be transferable only as provided in the Agreement. Pursuant to the Agreement, the Transferor may define, with respect to any newly issued Series, the terms of such new Series. Upon the issuance of an additional Series of Certificates, none of the Transferor, the Servicer, the Trustee or the Trust will be required
(nor do they intend) to obtain the consent of any Certificateholder of any other Series previously issued by the Trust. However, as a condition of a New Issuance, the Transferor will deliver to the Trustee written confirmation that the New Issuance will not result in the reduction or withdrawal by any Rating Agency of its rating of any outstanding Series. The Transferor may offer any Series under a Disclosure Document in offerings pursuant to this Prospectus or in transactions either registered under the Securities Act or exempt from registration thereunder directly, through one or more other underwriters or placement agents, in fixed-price offerings or in negotiated transactions or otherwise. To the extent provided in the related Supplement (and subject to any applicable requirements under the Exchange Act and the rules and regulations thereunder, including Rule 13e-4), a new Series may be issued fully or partially in exchange for certificates of one or more existing Series.

     The Transferor may execute New Issuances such that each Series has a period during which amortization or accumulation of the principal amount thereof is intended to occur which may have a different length and begin on a different date than such period for any other Series. Further, one or more Series may be in their amortization or accumulation periods while other Series are not. Moreover, each Series may have the benefit of a Credit Enhancement which is available only to such Series. Under the Agreement, the Trustee shall hold any such form of Credit Enhancement only on behalf of the Series to which it relates. The Transferor may deliver a different form of Credit Enhancement agreement with respect to any Series. The Transferor may specify different certificate rates and monthly servicing fees with respect to each Series
(or a particular Class within such Series). The Transferor will also have the option under the Agreement to vary between Series the terms upon which a Series (or a particular Class within such Series) may be repurchased by the Transferor or remarketed to other investors. There will be no limit to the number of New Issuances that may be performed under the Agreement.

     A New Issuance may only occur upon the satisfaction of certain conditions provided in the Agreement. Under the Agreement, the Transferor may execute a New Issuance by notifying the Trustee at least three days in advance of the date upon which the New Issuance is to occur stating the Series to be issued on the date of the New Issuance and, with respect to each such Series (and, if applicable, each Class thereof): (1) its initial principal amount (or method for calculating such amount), (2) its certificate rate (or method of calculating such rate) and (3) the provider of Credit Enhancement, if any, which is expected to provide support with respect to it. The Agreement will provide that on the date of the New
Issuance the Trustee will authenticate any such Series only upon delivery to it of at least the following: (i) a Series Supplement specifying the terms of such Series; (ii) (a) an opinion of counsel to the effect that the certificates of such Series will be characterized as indebtedness for Federal income tax purposes, unless the related Series Supplement indicates that such opinion will not be provided, and (b) a Tax Opinion; (iii) if required by the related Series Supplement, the form of Credit Enhancement;
(iv) if Credit Enhancement is required by the Series Supplement, an appropriate Credit Enhancement agreement executed by the Transferor and the Credit Enhancement Provider; (v) written confirmation from each Rating Agency that the New Issuance will not result in such Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it; (vi) an officer's certificate of the Transferor to the effect that after giving effect to the New Issuance the Transferor would not be required to add Additional Accounts pursuant to the Agreement and the Transferor
Interest would be at least equal to the Minimum Transferor Interest; and
(vii) if applicable, the certificates representing the Series to be exchanged. Upon satisfaction of such conditions, the Trustee will cancel the certificates of the exchanged Series, if applicable, and authenticate the new Series. The Certificates resulting from a New Issuance may either be delivered by the Trustee to the Bank for sale by the Bank or sold directly by the Trust.

     The Transferor also may from time to time cause the Trustee to sell Purchased Interests to one or more purchasers. Any Purchased Interest will represent an interest in the Trust's assets similar to the interest of a Series of Certificates. No Series will be subordinated to any Purchased Interest, and no Purchased Interest will have any interest in the Enhancement or series accounts specified for any Series, except as specified in the Prospectus Supplement relating to that Series. Any such sale will take place pursuant to one or more agreements which will specify terms for the applicable Purchased Interests and may grant the purchasers of such interests notice and consultation rights with respect to rights or actions of the Trustee. Any sale of Purchased Interests in the assets of the Trust will be subject to the satisfaction of the same conditions (including Rating Agency confirmations) as for a New Issuance as appropriately adjusted to apply to the relevant Purchased Interest rather than a New Issuance.

Additional Transferors

     The Transferor may designate other persons to be included as a "Transferor" ("Additional Transferors") under the Agreement (by means of an amendment to the Agreement that will not require the consent of any Certificateholder, see "-- Amendments" but will be subject to satisfaction of certain conditions, including confirmation that such designation will not result in the withdrawal or downgrade of the credit rating of any outstanding Series. Following the inclusion of an Additional Transferor, the Additional Transferor will be treated in the same manner as the initial Transferor and each Additional Transferor generally will have the same obligations and rights as a Transferor described herein.

Representations and Warranties

     In connection with the issuance of any Series of Certificates, the Transferor will represent and warrant in the Agreement to the effect that
(a) as of the Closing Date, the Transferor was duly incorporated and in good standing and that it has the authority to consummate the transactions contemplated by the Agreement and (b) as of the Cut-Off Date (or as of the date of the designation of Additional Accounts), each Account was an Eligible Account. If (i) any of these representations and warranties proves to have been incorrect in any material respect when made, and continues to be incorrect for 60 days after notice to the Transferor by the Trustee or to the Transferor and the Trustee by the Certificateholders holding more than 50% of the Investor Interest of the related Series, and (ii) as a result the interests of the Certificateholders are materially and adversely affected, and continue to be materially and adversely affected during such period, then the Trustee or Certificateholders holding more than 50% of the Investor Interest may give notice to the Transferor (and to the Trustee in the latter instance) declaring that a Pay Out Event has occurred, thereby commencing the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period.

     The Transferor will also represent and warrant in the Agreement to the effect that (a) as of the Closing Date of the initial Series of Certificates, each of the related Receivables then existing is an Eligible Receivable (as defined below) and (b) as of the date of creation of any new Receivable, such Receivable is an Eligible Receivable and the representation and warranty set forth in clause (b) in the immediately following paragraph is true and correct with respect to such Receivable. In the event (i) of a breach of any representation and warranty described in this paragraph, within 60 days, or such longer period as may be agreed to by the Trustee, of the earlier to occur of the discovery of such breach by the Transferor or Servicer or receipt by the Transferor of written notice of such breach given by the Trustee, or, with respect to certain breaches relating to prior liens, immediately upon the earlier to occur of such discovery or notice and (ii) that as a result of such breach, the Receivables in the related Accounts are charged off as uncollectible, the Trust's rights in, to or under the Receivables or its proceeds are impaired or the proceeds of such Receivables are not available for any reason to the Trust free and clear of any lien, the Transferor will accept reassignment of each Principal Receivable as to which such breach relates (an "Ineligible Receivable") on the terms and conditions set forth below. No such reassignment will be required to be made with respect to an Ineligible Receivable if, on any day within the applicable period (or such longer period as may be agreed to by the Trustee), the representations and warranties with respect to that Ineligible Receivable are true and correct in all material respects. The Transferor will accept reassignment of Ineligible Receivables by directing the Servicer to deduct the amount of each Ineligible Receivable from the Aggregate Principal Receivables used to calculate the Transferor Interest. If the exclusion of an Ineligible Receivable from the calculation of the Transferor Interest would cause the Transferor Interest to be less than the Minimum Transferor Interest, on the date of reassignment of such Ineligible Receivable the Transferor will make a deposit in the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest. Any such deduction or deposit shall be considered a repayment in full of the Ineligible Receivable. The obligation of the Transferor to accept reassignment of any Ineligible Receivable is the sole remedy respecting any breach of the representations and warranties set forth in this paragraph with respect to such Receivable available to the Certificateholders or the Trustee on behalf of Certificateholders.

     The Transferor will also represent and warrant in the Agreement to the effect that as of the Closing Date of the initial Series of Certificates
(a) the Agreement will constitute a legal, valid and binding obligation of the Transferor and (b) the transfer of Receivables by it to the Trust under the Agreement will constitute either a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables (other than Receivables in Additional Accounts), whether then existing or thereafter created and the proceeds thereof (including amounts in any of the accounts established for the benefit of Certificateholders) or the grant of a first priority perfected security interest in such Receivables (except for certain tax and other governmental liens) and the proceeds thereof (including amounts in any of the accounts established for the benefit of Certificateholders), which is effective as to each such Receivable upon the creation thereof. In the event of a breach of any of the representations and warranties described in this paragraph which has a material adverse effect on the interest of the Certificateholders in the Receivables, either the Trustee or the Holders of Certificates evidencing undivided interests in the Trust aggregating more than 50% of the aggregate Investor Interest of all Series outstanding may direct the Transferor to accept reassignment of the Trust Portfolio within 60 days of such notice, or within such longer period specified in such notice. The Transferor will be obligated to accept reassignment of such Receivables on a Distribution Date occurring within such applicable period. Such reassignment will not be required to be made, however, if at any time during such applicable period, or such longer period, the representations and warranties are true and correct in all material respects. The deposit amount for such reassignment will equal the Investor Interest and Enhancement Invested Amount, if any, plus accrued and unpaid interest for each Series outstanding on the last day of the Monthly Period preceding the Distribution Date on which the reassignment is scheduled to be made less the amount, if any, previously allocated for payment of principal and interest to such Certificateholders or such holders of the Enhancement Invested Amount or the Collateral Interest, if any, on such Distribution Date. The payment of the reassignment deposit amount and the transfer of all other amounts deposited for the preceding month in the Distribution Account will be considered a payment in full of the Investor Interest and the Enhancement Invested Amount, if any, for each such Series required to be repurchased and will be distributed upon presentation and surrender of the Certificates for each such Series. The obligation of the Transferor to make any such deposit will constitute the sole remedy respecting a breach of the representations and warranties available to the Trustee or Certificateholders.

     With respect to each Series of Certificates, an "Eligible Account" means, as of the Cut-Off Date (or, with respect to Additional Accounts, as of their date of designation for inclusion in the Trust), each Account owned by the Transferor (a) which was in existence and maintained with the Transferor, (b) which is payable in United States dollars, (c) the customer of which has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address (except that up to 3% of the aggregate number of all Accounts as of the Cut-Off Date or any date on which Additional Accounts are designated for inclusion in the Trust may have customers with billing addresses that do not satisfy this requirement), (d) which has not been classified by the Transferor as canceled, counterfeit, fraudulent, stolen or lost (except that Eligible Accounts may include Accounts identified by the applicable customers as having balances incurred as a result of fraudulent use or as to which the credit cards have been identified as lost or stolen if (1) the Transferor appropriately reflects the balance of the applicable Receivables on its books and records in accordance with its customary practices and (2) charging privileges have been canceled and are not reinstated), (e) which has either been originated by the Transferor or acquired by the Transferor from other institutions, (f) which has not been charged off by the Transferor in its customary and usual manner for charging off such Account as of the Cut-Off Date and, with respect to Additional Accounts, as of their date of designation for inclusion in the Trust and (g) which satisfies any additional requirements specified in the related Prospectus Supplement. Under the Agreement, the definition of Eligible Account may be changed by amendment to the Agreement without the consent of the related Certificateholders if (i) the Transferor delivers to the Trustee a certificate of an authorized officer to the effect that, in the reasonable belief of the Transferor, such amendment will not as of the date of such amendment adversely affect in any material respect the interest of such Certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series under the Trust.

     With respect to each Series of Certificates, an "Eligible Receivable" means each Receivable (a) which has arisen under an Eligible Account, (b) which was created in compliance, in all material respects, with all requirements of law applicable to the Transferor, and pursuant to an account agreement which complied in all material respects with all requirements of law applicable to the Transferor, (c) with respect to which all consents, licenses or authorizations of, or registrations with, any governmental authority required to be obtained or given by the Transferor in connection with the creation of such Receivable, or the execution, delivery, creation and performance by the Transferor of the related account agreement, have been duly obtained or given and are in full force and effect as of the date of the creation of such Receivable, (d) as to which, at the time of its creation, the Transferor or the Trust had good and marketable title free and clear of all liens and security interests arising under or through the Transferor (other than certain tax liens for taxes not then due or which the Transferor is contesting and any other lien that is released or terminated at or before the time that the receivable is transferred to the Trust), (e) which is the legal, valid and binding payment obligation of the obligor thereon, legally enforceable against such obligor in accordance with its terms (with certain bankruptcy-related exceptions), (f) which constitutes an "account," "chattel paper" or a "general intangible" under Article 9 of the Uniform Commercial Code as then in effect in the State of Louisiana and (g) which satisfies any additional requirements specified in the related Prospectus Supplement.

     The Trustee will not make any initial or periodic general examination of the Receivables or any records relating to the Receivables for the purpose of establishing the presence or absence of defects, compliance with the Transferor's representations and warranties or for any other purpose. The Servicer, however, will deliver to the Trustee on or before March 31 of each year (or such other date specified in the related Prospectus Supplement) an opinion of counsel with respect to the validity of the security interest of the Trust in and to the Receivables and certain other components of the Trust.

Addition of Trust Assets

     As described above under "The Receivables," the Transferor will have the right to designate for the Trust, from time to time, Additional Accounts to be included as Accounts with respect to the Trust. In addition, the Transferor will be required to designate Additional Accounts (a) to maintain the Transferor Interest so that during any period of 30 consecutive days, the Transferor Interest averaged over that period equals or exceeds the Minimum Transferor Interest for the same period and (b) to maintain the sum of (i) the Aggregate Principal Receivables and (ii) the principal amount on deposit in the Excess Funding Account equal to or greater than the Minimum Aggregate Principal Receivables. "Minimum Transferor Interest" means __% of the aggregate Principal Receivables at the end of the day immediately prior to the date of determination. "Minimum Aggregate Principal Receivables" means an amount equal to the sum of the numerators used to calculate the Investor Percentages with respect to the allocation of collections of Principal Receivables for each Series issued by the Trust then outstanding. However, the percentage used to calculate the Minimum Transfer Interest, the Minimum Aggregate Principal Receivables or both may be increased or reduced at any time if each Rating Agency confirms that such action will not result in a withdrawal or downgrade of its rating of any outstanding Series as to which it is a Rating Agency. The Transferor's designation of Additional Accounts generally will be subject to the satisfaction of the conditions described below.

     However, the Transferor may from time to time designate to the Trust certain accounts ("Automatic Additional Accounts") generated in the ordinary course of business of the Transferor, subject to fewer conditions (but the remaining conditions include limitations on the amount of Automatic Additional Accounts that may be designated for the Trust during a period of time). The Transferor will convey to the Trust its interest in all Receivables in Additional Accounts, whether such Receivables are then existing or thereafter created.

     Each Additional Account (including Automatic Additional Accounts) must be an Eligible Account at the time of its designation. However, Additional Accounts may not be of the same credit quality as the initial Accounts. Additional Accounts may have been originated by the Transferor using credit criteria different from those which were applied by the Transferor to the initial Accounts or may have been acquired by the Transferor from an institution which may have had different credit criteria.


     In addition to or in lieu of Additional Accounts, the Transferor under the Agreement will be permitted (subject to compliance with applicable securities laws) to add to the Trust participations or trust certificates representing undivided interests in a pool of assets primarily consisting of receivables arising under revolving credit accounts and collections thereon ("Participations"). Any Participation included in the Trust will represent an undivided interest in the same types of assets that may be added as Receivables arising in "Additional Accounts," but in the case of a Participation the Trust would have a less direct interest in the specific assets. Participations may be evidenced by one or more certificates of ownership issued under a separate pooling and servicing agreement or similar agreement (a "Participation Agreement") entered into by the Transferor which entitles the Certificateholder to receive percentages of collections generated by the pool of assets subject to such Participation Agreement from time to time and to certain other rights and remedies specified therein. Participations may have their own credit enhancement, pay out events, servicing obligations and servicer defaults, all of which are likely to be enforceable by a separate trustee under the Participation Agreement and may be different from those specified herein. The rights and remedies of the Trust as the holder of a Participation (and therefore the Certificateholders) will be subject to all the terms and provisions of the related Participation Agreement. The Agreement may be amended to permit the addition of a Participation in the Trust without the consent of the related Certificateholders if (i) the Transferor delivers to the Trustee a certificate of an authorized officer to the effect that, in the reasonable belief of the Transferor, such amendment will not as of the date of such amendment adversely affect in any material respect the interest of such Certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series under the Trust.


     A conveyance by the Transferor to the Trust of Receivables in Additional Accounts or Participations is subject to the following conditions, among others: (i) except in the case of Automatic Additional Accounts, the Transferor shall give the Trustee, each Rating Agency and the Servicer written notice that such Additional Accounts or Participations will be included, which notice shall specify the approximate aggregate amount of the Receivables or interests therein to be transferred; (ii) the Transferor shall have delivered to the Trustee a written assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Certificateholders) as provided in the Agreement relating to such Additional Accounts or Participations (the "Assignment") and, the Transferor shall have delivered to the Trustee a computer file or microfiche list, dated the date of such Assignment, containing a true and complete list of such Additional Accounts or Participations; (iii) the Transferor shall represent and warrant that (a) each Additional Account is, as of the Addition Date, an Eligible Account, and each Receivable in such Additional Account is, as of the Addition Date, an Eligible Receivable, (b) no selection procedures believed by the Transferor to be materially adverse to the interests of the Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio and (c) as of the Addition Date, the Transferor is not insolvent;
(iv) the Transferor shall deliver certain opinions of counsel with respect to the transfer of the Receivables in the Additional Accounts or the Participations to the Trust; and (v) under certain circumstances with respect to Additional Accounts (but not in the case of Automatic Additional Accounts), and in all cases with respect to Participations, the addition of such Additional Accounts or Participations will not result in a withdrawal or reduction of the rating of any outstanding Series under the Trust.


     In addition to the periodic reports otherwise required to be filed by the Servicer with the Commission pursuant to the Exchange Act, the Servicer intends to file, on behalf of the Trust, a Report on Form 8-K with respect to any addition to the Trust of Receivables in Additional Accounts or Participations that would have a material effect on the composition of the assets of the Trust, including statistical data, on a discrete basis, describing the additional assets.


Removal of Accounts

     The Transferor may, but shall not be obligated to, designate from time to time certain Accounts to be Removed Accounts and stop transferring new Receivables arising in the Removed Accounts to the Trust. Pre-existing Receivables in Removed Accounts may either be conveyed to the Transferor or its designee or retained by the Trust. If such pre-existing Receivables are retained in the Trust, the Servicer and the Transferor will agree to allocate principal collections on the Removed Accounts on a first-in, first-out basis, so that such collections will be allocated to outstanding advances in the order in which such advances arose (beginning with the oldest outstanding advance). Principal collections allocable to Receivables retained by the Trust will be applied as Collections in accordance with the Agreement. Upon payment of all amounts owing in respect of such Receivables, the Trust will transfer the related Account to the Transferor.

     The Transferor will, however, be permitted to designate Removed Accounts only if: (i) such designation will not, in the reasonable belief of the Transferor, cause a Pay Out Event to occur; (ii) the Transferor shall have delivered to the Trustee for execution a written assignment and a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the

Receivables in such Removed Accounts as of the end of the Billing Cycle immediately preceding the date of removal; (iii) the Transferor represents and warrants that no selection procedures believed by the Transferor to be materially adverse to the interests of the holders of any Series of Certificates outstanding were used in selecting the Removed Accounts to be removed from the Trust; (iv) the Transferor shall have received notice from each such Rating Agency that such proposed removal will not result in a downgrade of its then-current rating for any such Series; (v) such other conditions as are specified in any Prospectus Supplement or adopted by the Transferor to enable the Transferor to derecognize Receivables transferred to the Trust in accordance with applicable accounting principles; and (vi) the Transferor shall have delivered to the Trustee an officer's certificate confirming the items set forth in clauses (i) through (v) above. Notwithstanding the above, the Transferor will be permitted to designate as a Removed Account without the consent of the Trustee, Certificateholders or Rating Agencies any Account that has a zero balance and which the Transferor will remove from its computer file.

Collection and Other Servicing Procedures

     For each Series of Certificates, the Servicer will be responsible for servicing and administering the Receivables in accordance with the Servicer's policies and procedures for servicing credit card receivables comparable to the Receivables. The Servicer will be required to maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

Discount Option

     The Transferor may at any time designate a specified fixed or variable percentage as specified in the related Prospectus Supplement (the "Discount Percentage") of the amount of Receivables arising in the Accounts on and after the date such option is exercised (and if the Transferor so elects, Receivables arising in the Accounts before the date such option is exercised) that otherwise would have been treated as Principal Receivables to be treated as Finance Charge Receivables. Such designation will become effective upon satisfaction of the requirements set forth in the Agreement, including, if the Discount Percentage would be greater than 3% after such designation, confirmation by each Rating Agency that such designation will not result in a withdrawal or downgrade of its rating of any outstanding Series of the Trust. On the date of processing of any collections, the product of the Discount Percentage and collections of Receivables that arise in the Accounts on such day on or after the date such option is exercised (and if the Transferor so elects, Receivables arising in the related Accounts before the date such option is exercised) that otherwise would be Principal Receivables will be deemed collections of Finance Charge Receivables and will be applied accordingly. The Transferor may also elect to increase, decrease or terminate the Discount Percentage.

     By designating (or increasing) a Discount Percentage, the Transferor would in effect increase the amount of collections of Finance Charge Receivables that are allocated to outstanding Series and available to cover interest on the Certificates in that Series, defaults allocated to that Series and other amounts, but conversely may reduce the effective principal payment rate with respect to the Receivables (which could slow the payment of principal to Certificateholders). The Transferor is not obligated under any circumstances to designate (or increase) a Discount Percentage.


Trust Accounts

     With respect to the Trust, the Trustee will establish and maintain in the name of the Trust, a "Finance Charge Account" and an "Excess Funding Account," as segregated trust accounts or with a Qualified Institution, for the benefit of the Certificateholders of all related Series, including any Series offered pursuant to this Prospectus. The Agreement will also permit the Trustee to establish accounts for particular Series, including an Interest Funding Account, a Principal Funding Account, a Pre-Funding Account or any other account specified in the related Series

Supplement. Each series account will be an asset of the Trust held for the benefit of the Certificateholders of the related Series and for the purposes set forth in the related Prospectus Supplement. The other accounts referred to in this paragraph will be assets of the Trust held for the benefit of all Certificateholders. The Trustee will also establish a segregated demand deposit account to serve as the "Distribution Account" for the Trust. The Servicer will establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of Certificateholders of all Series issued thereby, a non-interest bearing segregated account to serve as the Collection Account for the Trust. The Distribution Account and Collection Account will each be established as a segregated trust account or with a "Qualified Institution," defined as a depository institution or trust company, which may include the Trustee, organized under the laws of the United States or any one of the states thereof, which at all times has a certificate of deposit, short-term deposit or commercial paper rating of P-1 by Moody's Investors Service, Inc. ("Moody's") and of at least A-1 by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") or long-term unsecured debt obligation (other than such obligation the rating of which is based on collateral or on the credit of a person other than such institution or trust company) rating of at least Aa3 by Moody's and AA- by Standard & Poor's and deposit insurance provided by either the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), each administered by the FDIC, or a depository institution, which may include the Trustee, which is acceptable to each Rating Agency. Funds in the Excess Funding Account, the Finance Charge Account, the Principal Funding Account, the Distribution Account and any series account for the Trust will be invested, at the direction of the Servicer, in (i) obligations fully guaranteed by the United States of America, (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies, the certificates of deposit of which have the highest rating from Moody's and Standard & Poor's, (iii) commercial paper having, at the time of the Trust's investment, a rating in the highest rating category from Moody's and Standard & Poor's, (iv) bankers' acceptances issued by any depository institution or trust company described in clause (ii) above, (v) money market funds which have the highest rating from, or have otherwise been approved in writing by, Moody's and Standard & Poor's (so long as such investment will not require the Trust to register as an investment company under the Investment Company Act of 1940, as amended), (vi) repurchase obligations with respect to any security described in clause (i) above or with respect to any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company described in clause
(ii) above and (vii) any other investment if each Rating Agency confirms in writing that such investment will not adversely affect its then current rating or ratings of the Investor Certificates and making such investment will not require the Trust to register as an investment company under the Investment Company Act of 1940, as amended (such investments, "Permitted Investments"). Any earnings (net of losses and investment expenses) on funds in the Finance Charge Account, the Excess Funding Account or the Distribution Account will be treated as collections of Finance Charge Receivables. The Servicer will have the revocable power to withdraw funds from the Collection Account and to instruct the Trustee to make withdrawals and payments from the Finance Charge Account and the Excess Funding Account for the purpose of carrying out the Servicer's duties under the Agreement. Each Prospectus Supplement will identify a paying agent which will have the revocable power to withdraw funds from the Distribution Account for the purpose of making distributions to the Certificateholders (or, if no such entity is designated, the Trustee shall act as paying agent).

Funding Period

     For any Series of Certificates, the related Prospectus Supplement may specify that during a Funding Period, all or a portion of the principal amount of such Series (the "Pre-Funding Amount") will be held in a Pre-Funding Account pending the transfer of additional Receivables to the Trust or pending the reduction of the Investor Interests of other Series issued by the Trust. The related Prospectus Supplement will specify the initial Investor Interest with respect to such Series, the Full Investor Interest and the date by which the Investor Interest is expected to equal the Full Investor Interest. The Investor Interest will increase as Receivables are added to the Trust or as the Investor Interests of other Series of the Trust are reduced. See "-- Addition of Trust Assets." This feature is intended to permit the Transferor to issue a new Series of Certificates at an opportune time, if the Investor Interest of existing Series are expected to be reduced or additional Receivables are expected to be included in the Trust at a subsequent time. Certificateholders will not incur any costs, direct or indirect, as a result of the exercise of this feature. If the Investor Interest does not equal the Full Investor Interest by the end of the Funding Period, Certificateholders of the affected Series will receive principal repayments prior to the expected date of receipt. See "Risk Factors -- Pre-Funding Account." Any designation of Additional Accounts (or Participations) during the Funding Period will be subject to the same conditions and protections applicable at any other time. It is not expected or required that the Trustee or any other Person (except for the Transferor) will make any initial examination of Receivables added to the Trust during a Funding Period for the purpose of establishing the presence or absence of defects, compliance with the Transferor's representations and warranties or for any other purpose.

     During the Funding Period, funds on deposit in the Pre-Funding Account for a Series of Certificates will be withdrawn and paid to Transferor to the extent of any increases in the Investor Interest. In the event that the Investor Interest does not for any reason equal the Full Investor Interest by the end of the Funding Period, any amount remaining in the Pre-Funding Account and any additional amounts specified in the related Prospectus Supplement will be payable to the Certificateholders of such Series in the manner and at such time as set forth in the related Prospectus Supplement. Such payment will reduce the aggregate principal amount of such Certificates.

     Monies in the Pre-Funding Account will be invested by the Trustee in Permitted Investments and, if so specified in the related Prospectus Supplement, will be subject to a guaranteed rate or investment agreement or other similar arrangement, and, in connection with each Distribution Date during the Funding Period, investment earnings on funds in the Pre-Funding Account during the related Monthly Period will be withdrawn from the Pre-Funding Account and deposited, together with any applicable payment under a guaranteed rate or investment agreement or other similar arrangement, into the Finance Charge Account for distribution in respect of interest on the Certificates of the related Series in the manner specified in the related Prospectus Supplement.

Allocations

     The Servicer will allocate between the Investor Interest of each Series issued by the Trust (and between each Class of each Series) and the Transferor Interest, and, in certain circumstances, the interest of certain Credit Enhancement Providers, all amounts collected on Finance Charge Receivables, all amounts collected on Principal Receivables and all Net Default Amounts and Net Recoveries. The Servicer will make each allocation by reference to the applicable Investor Percentage of each Series and the Transferor Percentage, and, in certain circumstances, the percentage interest of certain providers of Enhancement (the "Credit Enhancement Percentage") with respect to such Series. The Prospectus Supplement relating to a Series will specify the Investor Percentage and, if applicable, the Credit Enhancement Percentage (or the method of calculating such percentages) with respect to the allocations of collections of Principal Receivables, Finance Charge Receivables and Net Default Amounts and Net Recoveries during the Revolving Period, any Amortization Period and any Accumulation Period, as applicable. In addition, for each Series of Certificates having more than one Class, the related Prospectus Supplement will specify the method of allocation between each Class.

     The Transferor Percentage will, in all cases, be equal to 100% minus the aggregate Investor Percentages and, if applicable, the Credit
Enhancement Percentages, for all Series then outstanding.

Application of Collections

     Except as otherwise provided below, the Servicer will deposit into the Collection Account for the Trust, no later than the second business day (or such other day specified in the related Prospectus Supplement) following the date of processing, any payment collected by the Servicer on the Receivables. On the same day as any such deposit is made, the Servicer will make the deposits and payments to the accounts and parties as indicated below; provided, however, that for as long as First NBC remains the Servicer under the Agreement and (a) (i) the Servicer provides to the Trustee a letter of credit or other credit enhancement covering the risk of collection of the Servicer acceptable to the Rating Agencies and (ii) the Rating Agency Condition shall have been satisfied with respect to reliance on such letter of credit or other credit enhancement or (b) the certificate of deposit or unsecured short-term debt obligations of the Transferor are rated P-1 by Moody's and at least A-1 by Standard & Poor's and insured by either BIF or SAIF or (c) the Transferor makes other arrangements satisfactory to each Rating Agency rating any Series then outstanding, then the Servicer may make deposits to the Collection Account and such other deposits and payments on the business day immediately prior to the Distribution Date (the "Transfer Date") in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied.

     The Pooling and Servicing Agreement provides, that until the date on which First NBC notifies the Trustee that First NBC is able, and elects, to calculate the aggregate amount of Finance Charge Receivables and Principal Receivables on a daily basis rather than on a Billing Cycle basis (the "Conversion Date") references herein to deposits and payments of collections received during a particular month shall instead refer to collections received during Billing Cycles ending during such month. See "Description of Certificates -- Application of Collections." The Servicer will make such deposits and payments based on the assumption that all collections received by the Servicer with respect to the Receivables in each Billing Cycle are collections of Finance Charge Receivables up to the amount of Finance Charge Receivables billed with respect to Receivables in such Billing Cycle (with respect to each Billing Cycle, the "Billed Finance Charge Receivables") and collections in excess of the Billed Finance Charge Receivables are collections of Principal Receivables, subject to a monthly reconciliation procedure. The term "Aggregate Principal Receivables" means in the case of any date of determination which occurs before the Conversion Date, the aggregate amount of Principal Receivables as of the end of the Billing Cycles during the Monthly Period immediately preceding such date of determination or, in the case of any date of determination which occurs on or after the Conversion Date, the aggregate amount of Principal Receivables as of the end of the day on such date of determination.

     Whether the Servicer is required to make monthly or daily deposits to the Collection Account with respect to any Monthly Period, (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account, the Excess Funding Account or such related series account up to the required amount to be deposited into any such account or, without duplication, distributed on or prior to the related Distribution Date to Certificateholders or to the provider of Enhancement and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

     The Servicer will withdraw the following amounts from the Collection Account for application as indicated:

         (a) an amount equal to the Transferor Percentage of the aggregate amount of such deposits in respect of Principal Receivables and Finance Charge Receivables, respectively, will be paid or held for payment to the Transferor (or, in certain limited circumstances, deposited in the Excess Funding Account);

         (b) subject to reallocations among a Reallocation Group (see "-- Reallocations Among Certificates of Different Series within a Reallocation Group"), an amount equal to the applicable Investor Percentage of the aggregate amount of such deposits in respect of Finance Charge Receivables will be deposited into the Finance Charge Account for allocation and distribution as described in the related Prospectus Supplement;

         (c) during the Revolving Period, an amount equal to the applicable Investor Percentage of the aggregate amount of such deposits in respect of Principal Receivables will, in the case of a Principal Sharing Series, be made available for principal payments or accumulation on other Series of Certificates and otherwise (or to the extent not needed for such principal payments or accumulation), will be paid or held for payment to the Transferor, provided that if after giving effect to the inclusion in the Trust of all Receivables on or prior to such date of processing and the application of payments referred to in paragraph (a) above the

     Transferor Interest is reduced to less than the Minimum Transferor Interest, the excess will be deposited in the Excess Funding Account and will be used as described in the related Prospectus Supplement;

         (d) during the Controlled Amortization Period, Controlled Accumulation Period or Rapid Accumulation Period, as applicable, an amount equal to the applicable Investor Percentage of such deposits in respect of Principal Receivables up to the amount, if any, specified in the related Prospectus Supplement will be deposited in the Principal Funding Account or related series account identified for such purpose, as applicable, for allocation and distribution to Certificateholders as described in the related Prospectus Supplement, except that, if collections of Principal Receivables exceed the principal payments which may be allocated or distributed to Certificateholders, then the amount of such excess will be paid to the Transferor until the Transferor Interest is reduced to the Minimum Transferor Interest, and thereafter will be deposited in the Excess Funding Account or other specified account and will be used as described in the related Prospectus Supplement, including for payment to other Series of Certificates issued by the Trust; and

         (e) during the Principal Amortization Period, if applicable, and the Rapid Amortization Period, an amount equal to the applicable Investor Percentage of such deposits in respect of Principal
     Receivables will be deposited into the related series account identified for such purpose for application and distribution as provided in the related Prospectus Supplement.

     In the case of a Series of Certificates having more than one Class, the amounts in the Collection Account will be allocated and applied to each Class in the manner and order of priority described in the related Prospectus Supplement.

Reallocations Among Different Series within a Reallocation Group

     Group Investor Finance Charge Collections. Any Series offered hereby may, if so specified in the related Prospectus Supplement, be included in a Reallocation Group. Other Series issued in the future may also be included in such Group.

     The Servicer will calculate for each Monthly Period the Group Investor Finance Charge Collections for a particular Reallocation Group, and on the following Distribution Date will allocate such amount among the Investor Interests (including any Enhancement Invested Amounts) for all Series in such Reallocation Group in the following priority:


      (i)   Group Investor Monthly Interest;

     (ii)   Group Investor Monthly Fees;

     (iii)  Group Investor Default Amounts;

     (iv)   Group Investor Charge-Offs; and

     (v) the balance pro rata among each Series in such Reallocation Group based on the current Investor Interest (including any Enhancement Invested Amount) of each such Series.

     In the case of clauses (i), (ii), (iii) and (iv), if the amount of Group Investor Finance Charge Collections is not sufficient to cover each such amount in full, the amount available will be allocated among the Series in such Reallocation Group pro rata, based on the claim that each Series has under the applicable clause. This means, for example, that if the amount of Group Investor Finance Charge Collections is not sufficient to cover Group Investor Monthly Interest, each Series in such Reallocation Group will share such amount pro rata, and any Series in such

Reallocation Group with a claim with respect to monthly interest, overdue monthly interest and interest on such overdue monthly interest, if applicable, which is larger than the claim for such amounts for any other Series in such Reallocation Group (due to a higher certificate rate) will receive a proportionately larger allocation than such other Series.

     The amount of Group Investor Finance Charge Collections allocated to the Investor Interest (including any Enhancement Invested Amount) for a particular Series offered hereby as described above is referred to herein as "Reallocated Investor Finance Charge Collections."

     "Group Investor Charge-Offs" means, for any Reallocation Group on any Distribution Date, the sum of the Investor Charge-Offs for all Series in such Reallocation Group for the related Monthly Period.

     "Group Investor Default Amounts" means, for any Reallocation Group on any Distribution Date, the sum of the Investor Default Amounts for all Series in such Reallocation Group for the related Monthly Period.

     "Group Investor Finance Charge Collections" means, for any
Reallocation Group on any Distribution Date, the sum of the Investor Finance Charge Collections for all Series in such Reallocation Group for such Monthly Period.

     "Group Investor Monthly Fees" means, for any Reallocation Group on any Distribution Date, the aggregate amount of Investor Monthly Fees for all Series in such Reallocation Group for such Distribution Date.

     "Group Investor Monthly Interest" means, for any Reallocation Group on any Distribution Date, the aggregate amount of monthly interest, overdue monthly interest and interest on such overdue monthly interest, if applicable, for all Series in such Reallocation Group for such Distribution Date.

     "Investor Finance Charge Collections" means, for any Series, the amount of collections of Finance Charge Receivables allocable to the Investor Interest (including any Enhancement Invested Amount) of that Series for the related Monthly Period, which is determined by multiplying by the applicable Investor Percentage the aggregate amount of such collections for that Monthly Period.

     "Investor Monthly Fees" means, for any Series on any Distribution Date, the sum of the Servicing Fee for that Series for the related Monthly Period, and any fees in respect of Credit Enhancement or similar fees which are paid out of Reallocated Investor Finance Charge Collections for such Series pursuant to the applicable Series Supplement.

     The chart below demonstrates the manner in which collections of Finance Charge Receivables are allocated and reallocated among Series in a Reallocation Group. The chart assumes that the Trust has issued three Series (Series 1, 2 and 3), and that each such Series is in its Revolving Period.

     In Step 1, total collections of Finance Charge Receivables are allocated among the three Series and the Transferor Interest based on the Investor Percentage for each Series and the Transferor Percentage. The amounts allocated to each Series pursuant to Step 1 are referred to as "Investor Finance Charge Collections."

     Group Investor Finance Charge Collections for all Series in a particular Reallocation Group are pooled as shown above in Step 2 for reallocation to each such Series as shown in Step 3. In Step 3 Group Investor Finance Charge Collections are reallocated to each Series in such Reallocation Group as described above based on the Series' respective claim with respect to interest payable on the Certificates or Enhancement Invested Amount (if any) of such Series, the Servicing Fee and the Investor Default Amount allocable to such Series and certain other amounts in respect to such Series. The excess is allocated pro rata among the Series in such Group based on their respective Investor Interests (including any Enhancement Invested Amounts).

---------------------------------------------------------------------------------------------------------------------
                  FIRST NBC CREDIT CARD MASTER TRUST FINANCE CHARGE COLLECTIONS
---------------------------------------------------------------------------------------------------------------------

           --------------------    ---------------------         ---------------------    ----------------------
Step 1          Series 1                 Series 2                       Series 3           Transferor's Finance
            Investor Finance         Investor Finance              Investor Finance          Charge Collections
           Charge Collections       Charge Collections            Charge Collections          (based upon the
           (based upon the           (based upon the               (based upon the              Transferor
           Investor Percentage)     Investor Percentage)          Investor Percentage)          Percentage)
           ------|-------------    -----------|----------        -----------|---------    ----------------------
                 |                            |                             |
           ------|----------------------------|-----------------------------|---------
Step 2                                      Group
                                 Investor Finance Collections
           -----------------------------------|---------------------------------------
                                              |
           -----------------------------------|---------------------------------------

Step 3         Series 1                  Series 2                Series 3
            Monthly Interest         Monthly Interest        Monthly Interest
           -----------------------------------|---------------------------------------
                                              |
           -----------------------------------|---------------------------------------
               Series 1                  Series 2                 Series 3
            Investor Monthly Fees    Investor Monthly Fees   Investor Monthly Fees
           -----------------------------------|---------------------------------------
                                              |
           -----------------------------------|---------------------------------------
               Series 1                  Series 2                 Series 3
            Investor Default Amount  Investor Default Amount  Investor Default Amount
           -----------------------------------|---------------------------------------
                 Series 1                  Series 2                 Series 3
            Investor Charge-Offs     Investor Charge-Offs     Investor Charge-Offs
           -----------------------------------|---------------------------------------
                                              |
           -----------------------------------|---------------------------------------
               Series 1                  Series 2                 Series 3
             Balance based upon       Balance based upon      Balance based upon
             Investor Interest        Investor Interest       Investor Interest
             (including any           (including any          (including any
              Enhancement              Enhancement              Enhancement
              Invested Amount)         Invested Amount)         Invested Amount)
           --------------------------------------------------------------------------


Shared Excess Finance Charge Collections

     The Prospectus Supplement relating to a Series will specify whether such Series will be an Excess Allocation Series and will identify any previously issued Excess Allocation Series. The Certificateholders of an Excess Allocation Series may be entitled to receive all or a portion of Excess Finance Charge Collections with respect to other Excess Allocation Series to cover any shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to such Series. While any Series offered hereby may be designated as an Excess Allocation Series, there can be no assurance that (a) any other Series will be designated as an Excess Allocation Series, (b) there will be any Excess Finance Charge Collections with respect to any such other Series for any Monthly Period, or (c) any agreement relating to any Credit Enhancement will not be amended in such a manner as to increase payments to the providers of Credit Enhancement and thereby decrease the amount of Excess Finance Charge Collections available from such Series. See "-- Application of Collections" and "-- Defaulted Receivables; Incentive Payments and Fraudulent Charges; Investor Charge-Offs."

Excess Funding Account

     If on any date a Retention Condition exists, the Servicer will not distribute to the Transferor any collections of Principal Receivables that otherwise would be distributed to the Transferor, but shall instead deposit such funds in a segregated account established and maintained by the Trustee, in the name of the Trust, for the benefit of Certificateholders of all Series, as a trust account or with the Servicer or with a Qualified Institution (the "Excess Funding Account") until the Retention Condition ceases. Funds on deposit in the Excess Funding Account will be withdrawn and paid to the Transferor on any date provided that a Retention Condition is not in effect, or would result from such payment, on such date.
In addition, if a Controlled Accumulation Period, Controlled Amortization Period, Principal Amortization Period, Rapid Amortization Period or Rapid Accumulation Period commences with respect to any Series entitled to the benefits of Shared Principal Collections, then an amount of funds on deposit in the Excess Funding Account (after giving effect to the release of funds to the Transferor as described above) up to the amount, if any, by which the Transferor Interest would be less than zero if there were no funds on deposit in the Excess Funding Account on such date, will be treated as Shared Principal Collections to the extent needed to cover principal payments due to or for the benefit of such Series, if the Series Supplement with respect to such Series so provides. "Retention Condition" means (a) on any day on and after the Conversion Date, either (i) the Transferor Interest is less than the Minimum Transferor Interest or (ii) the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account is less than the Minimum Aggregate Principal Receivables
(in each case determined after giving effect to any transfer of Principal Receivables to the Trust on such day); or (b) on any day prior to the Conversion Date, Retention Condition shall have the meaning specified in the applicable Prospectus Supplement.

     Funds on deposit in the Excess Funding Account will be invested by the Trustee, at the direction of the Servicer, in Permitted Investments. Any earnings (net of losses and investment expenses) earned on amounts on deposit in the Excess Funding Account during any Monthly Period will be withdrawn from the Excess Funding Account and turned over to or at the direction of the Servicer.

Shared Principal Collections

     If a Series is designated a "Principal Sharing Series" in the related Prospectus Supplement, to the extent that collections of Principal Receivables and certain other amounts that are allocated to the Investor Interest of such Series are not needed to make payments or deposits with respect to such Series, such collections will constitute Shared Principal Collections and will be applied to cover principal payments due to or for the benefit of Certificateholders of other Principal Sharing Series. Any such reallocation will not result in a reduction in the Investor Interest of the Series to which such collections were initially allocated.

Paired Series

     If specified in the Prospectus Supplement relating to a Series, such Series may be paired with another Series (each, a "Paired Series"), such that a reduction in the Investor Interest or Adjusted Investor Interest of one such Series results in an increase in the Investor Interest of the other such Series. A Paired Series would provide financing for a portion of the Trust's assets, from which the Collections of Principal Receivables are dedicated to a pre-existing Series if that pre-existing Series has, in part, been paid or effectively defeased with Collections that have been set aside for an eventual payment. The effect of a Paired Series is to provide for continuous investment in the Receivables by Certificateholders, thereby reducing the potential increase in the Transferor Interest as the first of the Paired Series' interest in the Trust is reduced through the amortization or accumulation of principal. If a Pay Out Event occurs with respect to a Series having a Paired Series or with respect to the Paired Series when such Series is in a Controlled Amortization Period or Controlled Accumulation Period, the Investor Percentage for collections of Principal Receivables for the Series and for its Paired Series may be reset as specified in the related Prospectus Supplements. The "Adjusted Investor Interest" for any Series means the Investor Interest of that Series, adjusted in any manner described in the related Prospectus Supplement.

Defaulted Receivables; Incentive Payments and Fraudulent Charges;
Investor Charge-Offs

     For each Series of Certificates, on the business day preceding each Transfer Date (the "Determination Date"), the Servicer will calculate the amount (for each Series, the "Investor Default Amount") equal to the applicable Investor Percentage of the Net Default Amount for the related Monthly Period. In the case of a Series of Certificates having more than one Class, the Investor Default Amount will be allocated among the Classes in the manner described in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, an amount equal to the Investor Default Amount for any Monthly Period may be paid from other amounts, including collections in the Finance Charge Account or from Credit Enhancement, and applied to pay principal to Certificateholders or the Transferor, as appropriate. In the case of a Series of Certificates having one or more Classes of Subordinated Certificates, the related Prospectus Supplement may provide that all or a portion of amounts otherwise allocable to such Subordinated Certificates may be paid to the Senior Certificateholders to make up any Investor Default Amount allocable to such Senior Certificateholders.

     The Investor Interest of each Series will be reduced (an "Investor Charge-Off") to the extent that the related Investor Default Amount for any Monthly Period exceeds the amount of collections in the Finance Charge Account available to cover the Investor Default Amount and any amounts available under applicable Credit Enhancement for such purpose. Investor Charge-Offs will be reimbursed on any Distribution Date to the extent amounts on deposit in the Finance Charge Account and otherwise available therefor exceed interest, fees and any aggregate Investor Default Amount payable on such date, resulting in an increase in the Series' Investor Interest. In the case of a Series of Certificates having more than one Class, the related Prospectus Supplement will describe the manner and priority of allocating Investor Charge-Offs and reimbursements thereof among the Investor Interests of the several Classes.

     If the Servicer adjusts the amount of any Principal Receivable because of transactions or set-offs occurring in respect of an incentive payment to or for the benefit of a cardholder or because such Principal Receivable was created in respect of merchandise which was refused or returned by a cardholder, then the amount of the Transferor Interest in the Trust will be reduced by the aggregate amount of the adjustment. In addition, the Transferor Interest in the Trust will be reduced, on a net basis, as a result of transactions in respect of any Principal Receivable which was discovered to have been created through a fraudulent or counterfeit charge. Furthermore, in the event that the exclusion of such Receivables from the calculation of the Transferor Interest at such time would cause the Transferor Interest to be less than the Minimum Transferor Interest, the Transferor will be required to pay an amount equal to such deficiency into the Excess Funding Account.

Defeasance

     If so specified in the Prospectus Supplement relating to a Series, the Transferor may terminate its substantive obligations in respect of such Series or the Trust by depositing with the Trustee, from amounts representing, or acquired with, collections of Receivables, money or Permitted Investments sufficient to make all remaining scheduled interest and principal payments on such Series or all outstanding Series of Certificates, as the case may be, on the dates scheduled for such payments and to pay all amounts owing to any Credit Enhancement Provider with respect to such Series or all outstanding Series, as the case may be, if such action would not result in a Pay Out Event for any Series. Prior to its first exercise of its right to substitute money or Permitted Investments for Receivables, the Transferor will deliver to the Trustee (i) an opinion of counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended and (ii) a Tax Opinion.

Final Payment of Principal; Termination

     The Certificates of each Series offered hereby will be subject to optional repurchase by the Transferor on any Distribution Date after that Series' Investor Interest and any related Enhancement Invested Amount is reduced to an amount less than or equal to 5% of the initial Investor Interest (or such lesser amount as may be specified in the related Prospectus Supplement), if certain conditions set forth in the Agreement are met. The repurchase price will be specified in the related Prospectus Supplement.

     The Certificates of each Series will be retired on the day following the Distribution Date on which the final payment of principal is scheduled to be made to the Certificateholders, whether as a result of optional reassignment to the Transferor or otherwise. Each Prospectus Supplement will specify the final date on which principal and interest with respect to the related Series of Certificates will be scheduled to be distributed (the "Series Termination Date"). Certificates may, however, be subject to prior termination as provided above. If the Investor Interest is greater than zero on the Series Termination Date, the Trustee or Servicer may be required to sell or cause to be sold certain Receivables in the manner provided in the Agreement and Series Supplement and to pay the net proceeds of such sale and any collections on the Receivables, in an amount at least equal to the sum of the Investor Interest and the Enhancement Invested Amount, if any, with respect to such Series plus accrued interest due thereon.

     Unless the Servicer and the Transferor instruct the Trustee otherwise, the Trust will terminate on the earlier of (a) the day after the Distribution Date on which the aggregate Investor Interest and, if specified in the Prospectus Supplement for any Series, the Enhancement Invested Amount or Collateral Interest, if any, with respect to each Series is zero,
(b) the Specified Trust Termination Date or (c) if the Receivables are sold or disposed of, immediately following such sale or disposition (such date, the "Trust Termination Date"). Upon the termination of the Trust, the Trustee shall convey to the Transferor all right, title and interest of the Trust in and to the Receivables and other funds of the Trust. For purposes hereof, the "Specified Trust Termination Date" means the day which is 21 years less one day after the death of the officers and the last survivor of all the lineal descendants of every officer of the Trustee of the Trust who are living on the date of the Agreement, or such later date which would not render the rights, privileges or options under the Trust invalid under applicable law.

Pay Out Events

     The Revolving Period will terminate prior to the date specified in the related Prospectus Supplement if a Pay Out Event occurs prior to such date. A Pay Out Event occurs with respect to all Series upon the occurrence of any of the following events:

            (a) certain events of insolvency or receivership relating to the Transferor;




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



            (b) the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement; or

            (c) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     In addition, a Pay Out Event may occur with respect to any Series upon the occurrence of any other event specified in the related Prospectus Supplement. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period or, if so specified in the related Prospectus Supplement, the Rapid Accumulation Period will commence. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than the scheduled commencement of an Amortization Period or prior to a Scheduled Payment Date, Certificateholders will begin receiving distributions of principal earlier than they otherwise would have, which may shorten the average life of the Certificates.

     In addition to the consequences of a Pay Out Event discussed above, if pursuant to certain provisions of Federal law, the Transferor voluntarily enters liquidation or a receiver is appointed for the Transferor, on the day of such event the Transferor will immediately cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such event.

     If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of a Rapid Amortization Period or, if applicable with respect to a Series as specified in the related Prospectus Supplement, a Rapid Accumulation Period. In addition, a conservator or receiver may have the power to cause the early sale of the Receivables and the early retirement of the Certificates. See "Risk Factors -- Certain Matters Relating to Receivership" and "Certain Legal Aspects of the Receivables -- Certain Matters Relating to Receivership."

Servicing Compensation and Payment of Expenses

     For each Series of Certificates, the Servicer will be compensated for its servicing activities and reimbursed for its expenses by payment to it of the Servicing Fee at the times and in the amounts specified in the related Prospectus Supplement. The Servicing Fee will be funded from collections of Finance Charge Receivables allocated to the Investor Interest and will be paid each month (or on any other specified basis) from amounts so allocated and on deposit in the Finance Charge Account (which, if so specified in the related Prospectus Supplement, may include all or a portion of the Interchange arising from the Accounts) or, in certain limited circumstances, from amounts available from Enhancement and other sources, if any. The remainder of the servicing fee for the Trust will be allocable to the Transferor Interest, the Investor Interests of any other Series issued by the Trust and the interest represented by the Collateral Interest or the Enhancement Invested Amount, if any, with respect to such Series, as described in the related Prospectus Supplement. Neither the Trust nor the Certificateholders will have any obligation to pay the portion of the servicing fee allocable to the Transferor Interest.

     The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables, including payment of the fees and disbursements of the Trustee and independent certified public accountants and other fees that are not expressly stated in the Agreement to be payable by the Trust or the Certificateholders (but excluding Federal, state and local income and franchise taxes, if any, of the Trust).

Certain Matters Regarding the Transferor and the Servicer

     With respect to each Series of Certificates, the Servicer may not resign except upon determination that performance of its duties is no longer permissible under applicable law. No such resignation will become effective



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until the Trustee or another successor to the Servicer has assumed the
Servicer's responsibilities and obligations under the Agreement.

     The Agreement will provide that the Servicer will indemnify the Trust and Trustee from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to the activities of the Trust or the Trustee. The Servicer will not, however, indemnify (a) the Trustee for liabilities imposed by reason of fraud, negligence or willful misconduct by the Trustee in the performance of its duties under the Agreement, (b) the Trust, the Certificateholders or the Certificate Owners for liability arising from actions taken by the Trustee at the request of Certificateholders, (c) the Trust, the Certificateholders or the Certificate Owners for any losses, claims, damages or liabilities incurred by any of them in their capacities as investors, including losses incurred as a result of defaulted Receivables or Receivables which are written off as uncollectible, or (d) the Trust, the Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, the Certificateholders or the Certificate Owners arising under any tax law, including any Federal, state, local or foreign income or franchise tax or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Certificateholders or the Certificate Owners in connection with the Agreement to any taxing authority.

     The Agreement will provide that neither the Transferor nor the Servicer nor any of their respective directors, officers, employees or agents will be under any other liability to the Trust, Trustee, Certificateholders or any other person for any action taken, or for refraining from taking any action, in good faith pursuant to the Agreement. Neither the Transferor, the Servicer, nor any of their respective directors, officers, employees or agents will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence of the Transferor, the Servicer or any such person in the performance of its duties or by reason of reckless disregard of obligations and duties thereunder. In addition, the Agreement will provide that the Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Agreement and which in its opinion may expose it to any expense or liability.

     The Agreement will provide that, in addition to New Issuances, the Transferor may transfer all or a portion of the Transferor Interest, provided that prior to any such transfer (a) the Trustee receives written notification from each Rating Agency that such transfer will not result in a lowering of its then-existing rating of the Certificates of each outstanding Series rated by it and (b) the Trustee receives a Tax Opinion.

     Any person into which, in accordance with the Agreement, the Transferor or the Servicer may be merged or consolidated or any person resulting from any merger or consolidation to which the Transferor or the Servicer is a party, or any person succeeding to the business of the Transferor or the Servicer, upon execution of a supplement to the Agreement and delivery of an opinion of counsel with respect to the compliance of the transaction with the applicable provisions of the Agreement, will be the successor to the Transferor or the Servicer, as the case may be, under the Agreement.

     In addition, if the Bank elects to sell or otherwise dispose of the Accounts, then the new owner of the Accounts may be substituted for the Bank as Transferor and Servicer upon the satisfaction of certain conditions, including the delivery of a Tax Opinion and receipt of written confirmation from each Rating Agency that such substitution will not result in such Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it.

Servicer Default

     In the event of any Servicer Default (as defined below), either the Trustee or Certificateholders representing undivided interests aggregating more than 50% of the Investor Interests for all Series of Certificates of the Trust, by written notice to the Servicer (and to the Trustee if given by the Certificateholders), may terminate all of the rights and obligations of the Servicer as servicer under the Agreement and in and to the Receivables and the



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proceeds thereof and the Trustee may appoint a new Servicer (a "Service
Transfer"). The rights and interest of the Transferor under the Agreement and in the Transferor Interest will not be affected by such termination. The Trustee will as promptly as possible appoint a successor Servicer. If no such Servicer has been appointed and has accepted such appointment by the time the Servicer ceases to act as Servicer, all authority, power and obligations of the Servicer under the Agreement will pass to and be vested in the Trustee. If the Trustee is unable to legally act as Servicer, the Trustee shall petition a court to appoint a financial institution with risk-based capital or a net worth of at least $50,000,000 whose regular business includes servicing VISA or MasterCard credit card receivables to act as successor Servicer.

     "Servicer Default" under the Agreement refers to any of the following events:

            (a) failure by the Servicer to make any payment, transfer or deposit, or to give instructions to the Trustee to make certain payments, transfers or deposits, on the date the Servicer is required to do so under the Agreement or any Series Supplement (or within the applicable grace period, which shall not exceed 15 business days);

            (b) failure on the part of the Servicer duly to observe or perform in any respect any other covenants or agreements of the Servicer which has a material adverse effect on the Certificateholders of any Series issued and outstanding and which continues unremedied for a period of 60 days after written notice and continues to have a material adverse effect on such Certificateholders; or the delegation by the Servicer of its duties under the Agreement, except as specifically permitted thereunder;

            (c) any representation, warranty or certification made by the Servicer in the Agreement, or in any certificate delivered pursuant to the Agreement, proves to have been incorrect when made which has a material adverse effect on the Certificateholders of any Series issued and outstanding, and which continues to be incorrect in any material respect for a period of 60 days after written notice and continues to have a material adverse effect on such Certificateholders; or

            (d) the occurrence of certain insolvency events with respect to the Servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to in clause (a) above for a period of 10 business days (or, in either case, such longer or shorter period as may be specified in the related Prospectus Supplement), or referred to under clause (b) or (c) for a period of 30 business days, will not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event, the Servicer will not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Agreement, and the Servicer will provide the Trustee, any provider of Enhancement, the Transferor and the holders of Certificates of each Series issued and outstanding under the Trust prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts to perform its obligations.

     If a conservator or receiver is appointed for the Servicer, and no Servicer Default other than such conservatorship or receivership or the insolvency of the Servicer exists, the conservator or receiver may have the power to prevent either the Trustee or the majority of the certificateholders from effecting a Service Transfer.

Reports to Certificateholders

     For each Series of Certificates, on each Distribution Date, or as soon thereafter as is practicable, as specified in the related Prospectus Supplement, the Trustee will forward to each Certificateholder of record a statement prepared by the Servicer setting forth, among other things: (a) the total amount distributed, (b) the amount of the distribution on such Distribution Date allocable to principal on the Certificates, (c) the amount of such distribution



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



allocable to interest on the Certificates, (d) the amount of collections of Principal Receivables processed during the preceding month or months since the last Distribution Date and allocated in respect of the Certificates,
(e) the Aggregate Principal Receivables, the Investor Interest and the Investor Interest as a percentage of the aggregate amount of the Principal Receivables in the Trust as of the end of the last day of the preceding Monthly Period or Periods since the last Distribution Date, (f) the aggregate outstanding balance of Accounts which are 30-59, 60-89 and 90 or more days delinquent (or a similar classification of delinquency) as of the end of the last day of the preceding Monthly Period or Periods since the last Distribution Date, (g) the aggregate Investor Default Amount for the preceding Monthly Period or Periods since the last Distribution Date, (h) the amount of Investor Charge-Offs for the preceding Monthly Period or Periods since the last Distribution Date and the amount of reimbursements of previous Investor Charge-Offs for the preceding Monthly Period or Periods since the last Distribution Date, (i) the amount of the Servicing Fee for the preceding Monthly Period or Periods since the last Distribution Date, (j) the amount available under any Enhancement and Credit Enhancement, if any, as of the close of business on such Distribution Date,
(k) the aggregate amount of collections on Finance Charge Receivables processed during the preceding Monthly Period or Periods since the last Distribution Date, (l) the Portfolio Yield for the preceding Monthly Period or Periods since the last Distribution Date, (m) information as to any Shared Excess Finance Charge Collections, Reallocated Investor Finance Charge Collections and funds in the Excess Funding Account, and (n) certain information relating to the floating or variable Certificate Rates, if applicable, for the Monthly Period or Periods ending on such Distribution Date. If a Series of Certificates has more than one Class, the statements forwarded to Certificateholders will provide information as to each Class of Certificates.

     On or before January 31 of each calendar year or such other date as specified in the related Prospectus Supplement, the Trustee will furnish to each person who at any time during the preceding calendar year was a Certificateholder of record, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clauses (a), (b) and (c) above aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Certificateholders to prepare their United States tax returns.

Evidence as to Compliance


     The Agreement will provide that on or before March 31 of each calendar year commencing after the calendar year during which it becomes effective (or another date specified in the related Prospectus Supplement) the Servicer will cause a firm of independent certified public accountants to furnish a report to the effect that such accounting firm has made a study and evaluation of the Servicer's internal accounting controls relative to the servicing of the Accounts and that, on the basis of such examination, such firm is of the opinion that such servicing was conducted in compliance with the sections of the Agreement during the period covered by such report (which shall be the prior calendar year), except for such exceptions or errors as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement. On the same time frames, the Servicer will also be required to cause a firm of independent certified public accountants to furnish a report to the effect that they have compared the mathematical calculations of each amount set forth in the monthly Servicer reports referred to above during the prior calendar year, or the portion thereof falling after the initial Closing Date, with Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such firm is of the opinion that such amounts are in agreement, except for such exceptions as it believes to be immaterial to the financial statements of Servicer and such other exceptions as shall be set forth in such report. The foregoing procedures do not constitute an audit under generally accepted accounting principles.


     The Agreement will provide for delivery to the Trustee on or before March 31 of each calendar year commencing after the calendar year during which it becomes effective, or such other date as is specified in the related Prospectus Supplement, of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fully performed its obligations under the Agreement throughout the preceding year, or, if there has been a default in the performance of any such obligation, specifying the nature and status of the default.



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Amendments

     The Agreement and any Series Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of Certificateholders of any Series then outstanding, provided that the Transferor has delivered to the Trustee an officer's certificate to the effect that the Transferor reasonably believes that such amendment will not adversely affect in any material respect the interest of such Certificateholders and that the Rating Agency Condition has been satisfied. Amendments may be made as described in the foregoing sentence in order (among other things) to (i) provide additional Credit Enhancement for the benefit of the Holders of any Series or substitute such Credit Enhancement,
(ii) add one or more Participations to the Trust, (iii) designate one or more Additional Transferors or substitute Transferors, (iv) cure any ambiguity or correct or supplement any provision contained in the Agreement or Series Supplement which may be defective or inconsistent with any other provisions thereof, (v) enable all or a portion of the Trust to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust," as described in the provisions of the SBJP Act (and, in connection with any such election, to modify or eliminate existing provisions of relating to the intended Federal income tax treatment of the Certificates and the Trust), (vi) enable the Trust to qualify as a partnership for purposes of any state tax laws and
(vii) enable Receivables transferred to the Trust to be derecognized by the Transferor (or applicable Additional Transferor) under applicable accounting principles (including provisions relating to the removal of Accounts) and the Trust to not be treated as a member of the Transferor's (or such related Additional Transferor's) consolidated group under applicable accounting principles.

     Among other amendments that may be made as described under clause (vi) in the preceding paragraph, the Agreement may be amended to provide that if pursuant to certain provisions of Federal law, the Transferor voluntarily enters liquidation or a receiver is appointed for the Transferor, within 15 days, the Trustee will publish a notice of the liquidation or the appointment stating that the Trustee intends to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner. Any such amendment will provide that, unless otherwise instructed within a specified period by Certificateholders representing undivided interests aggregating more than 50% of the Investor Interest of each Series (or if any Series has more than one Class, of each Class, and any other Person specified in the Agreement or a Series Supplement) issued and outstanding, the Trustee will sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections of the Receivables and applied as specified above in "-- Application of Collections" and in the various Prospectus Supplements.

     The Agreement and the related Series Supplement may also be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of Certificates evidencing undivided interests aggregating not less than 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the Investor Interests for all Series of the Trust, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of, the Agreement or the related Series Supplement or of modifying in any manner the rights of Certificateholders of any outstanding Series of the Trust. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Series, (b) change the definition of or the manner of calculating the interest of any Certificateholder of any Series issued by the Trust or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all Certificateholders of the related Series and of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Certificateholder. Any Series Supplement and any amendments regarding the addition or removal of Receivables or Participations from the Trust will not be considered an amendment requiring Certificateholder consent under the provisions of the Agreement and any Series Supplement.




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



List of Certificateholders

     Upon written request of Certificateholders of record representing undivided interests in the Trust aggregating not less than 10% (or such other percentage specified in the related Prospectus Supplement) of a Series' Investor Interest, the Trustee will afford such Certificateholders access during business hours to the current list of Certificateholders of the Trust for purposes of communicating with other Certificateholders with respect to their rights under the Agreement. The Trustee may, however, refuse to supply such list until it has been adequately indemnified by such Certificateholders for its costs and expenses, and will give the Servicer notice that such request has been made. See "-- Book-Entry Registration" and "-- Definitive Certificates" above.

The Trustee

     The Prospectus Supplement for each Series will specify the Trustee under the Agreement. The Transferor, the Servicer and their respective affiliates may from time to time enter into normal banking and trustee relationships with the Trustee and its affiliates. The Trustee, the Transferor, the Servicer and any of their respective affiliates may hold Certificates in their own names (except that the Trustee may not hold a Certificate issued by the Trust for its own account). In addition, for purposes of meeting the legal requirements of certain local jurisdictions, the Trustee shall have the power to appoint a co-trustee or separate trustees of all or any part of the Trust. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

     The Trustee may resign at any time, in which event the Transferor will be obligated to appoint a successor Trustee. The Transferor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, the Transferor will be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee does not become effective until acceptance of the appointment by the successor Trustee.

Interest Rate Swaps and Related Caps, Floors and Collars

     The Trustee on behalf of the Trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk to Certificateholders from adverse changes in interest rates (collectively, "Swaps").

     An interest rate Swap is an agreement between two parties ("Counterparties") to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the Counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the Counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate, or U.S. Treasury Bill rates. Interest rate Swaps also permit Counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another referenced interest rate (such as U.S. Treasury Bill rates).

     The Swap market has grown substantially in recent years with a significant number of banks and financial service firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps. There can be no assurance that the Trust will be able to enter into or offset Swaps at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of Swaps may provide for termination under certain circumstances, there can be no assurance that the Trust will be able to terminate or offset a Swap on favorable terms.




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



                              CREDIT ENHANCEMENT

General

     Credit Enhancement may be provided with respect to one or more Classes or any Series. Credit Enhancement may be in the form of the subordination of one or more Classes of the Certificates of such Series, the establishment of a cash collateral guaranty or account, a collateral interest, a letter of credit, a surety bond, an insurance policy, a spread account, a reserve account, the use of cross-support features or any combination of the foregoing. Each Prospectus Supplement will specify the Class or Classes entitled to the benefit of any applicable Credit Enhancement.

     Credit Enhancement generally will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon, although Credit Enhancement for a particular Class or Series may provide such protection and guarantee if so specified in the related Prospectus Supplement. If losses occur which exceed the amount covered by the Credit Enhancement or which are not covered by the Credit Enhancement, Certificateholders will bear their allocable share of deficiencies.

     If Credit Enhancement is provided with respect to a Series, the related Prospectus Supplement will include a description of (a) the amount payable under such Credit Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such Credit Enhancement may be reduced and under which such Credit Enhancement may be terminated or replaced and
(d) any material provision of any agreement relating to such Credit Enhancement. Additionally, the related Prospectus Supplement may set forth certain information with respect to any Credit Enhancement Provider, including (i) a brief description of its principal business activities,
(ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policy holders' surplus, if applicable, and other appropriate financial information as of the date specified in the Prospectus Supplement. If so specified in the related Prospectus Supplement, Credit Enhancement with respect to a Series may be available to pay principal of the Certificates of such Series following the occurrence of certain Pay Out Events with respect to such Series, and the Credit Enhancement Provider may have an interest in certain cash flows in respect of the Receivables to the extent described in such Prospectus Supplement (the "Enhancement Invested Amount").

Subordination

     If specified in the related Prospectus Supplement, one or more Classes of any Series will be subordinated as described in the related Prospectus Supplement to the extent necessary to fund payments with respect to the related Senior Certificates. The rights of the holders of any such Subordinated Certificates to receive distributions of principal and/or interest on any Distribution Date will be subordinate in right and priority to the rights of the holders of Senior Certificates to the extent set forth in the related Prospectus Supplement. If specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by another Credit Enhancement. The related Prospectus Supplement will also set forth information concerning the amount of subordination of a Class or Classes of Subordinated Certificates in a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time and the conditions under which amounts available from payments that would otherwise be made to holders of such Subordinated Certificates will be distributed to holders of Senior Certificates. If collections of Receivables otherwise distributable to holders of a Subordinated Class of a Series will be used as support for a Class of another Series, the related Prospectus Supplement will specify the manner and conditions for applying such a cross-support feature.




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Cash Collateral Guaranty or Account

     If specified in the related Prospectus Supplement, support for a Series or one or more Classes thereof will be provided by a guaranty (the "Cash Collateral Guaranty") secured by the deposit of cash or certain permitted investments in an account (the "Cash Collateral Account") reserved for the beneficiaries of the Cash Collateral Guaranty or by a Cash Collateral Account alone. The amount available pursuant to the Cash Collateral Guaranty or the Cash Collateral Account will be the lesser of amounts on deposit in the Cash Collateral Account and an amount specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the circumstances under which payments are made to beneficiaries of the Cash Collateral Guaranty from the Cash Collateral Account or from the Cash Collateral Account directly.

Collateral Interest

     If specified in the related Prospectus Supplement, support for a Series or one or more of its Classes will be provided initially by an undivided interest in the Trust (the "Collateral Interest") in an amount initially equal to a percentage of the Certificates of such Series as specified in the Prospectus Supplement. Such Series may also have the benefit of a Cash Collateral Guaranty or Cash Collateral Account with an initial amount on deposit therein, if any, as specified in the Prospectus Supplement which will be increased (i) to the extent the Transferor elects, subject to certain conditions specified in the related Prospectus Supplement, to apply collections of Principal Receivables allocable to the Collateral Interest to decrease the Collateral Interest, (ii) to the extent collections of Principal Receivables allocable to the Collateral Interest are required to be deposited into the Cash Collateral Account as specified in the related Prospectus Supplement and (iii) to the extent excess collections of Finance Charge Receivables are required to be deposited into the Cash Collateral Account as specified in the related Prospectus Supplement. The total amount of the Credit Enhancement available pursuant to the Collateral Interest and, if applicable, the Cash Collateral Guaranty or Cash Collateral Account will be the lesser of the sum of the Collateral Interest and the amount on deposit in the Cash Collateral Account and an amount specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the circumstances under which payments which otherwise would be made to holders of the Collateral Interest will be distributed to holders of Certificates and, if applicable, the circumstances under which payment will be made under the Cash Collateral Guaranty or under the Cash Collateral Account.

Letter of Credit

     If specified in the related Prospectus Supplement, support for a Series or one or more of its Classes will be provided by one or more letters of credit. A letter of credit may provide limited protection against certain losses in addition to or in lieu of other Credit Enhancement. The issuer of the letter of credit will be obligated to honor demands with respect to such letter of credit, to the extent of the amount available thereunder, to provide funds under the circumstances and subject to such conditions as are specified in the related Prospectus Supplement.

     The maximum liability of the issuer of the letter of credit under a letter of credit will generally be an amount equal to a percentage specified in the related Prospectus Supplement of the Initial Investor Interest of a Series or a Class of such Series. The maximum amount available at any time to be paid under a letter of credit will be determined in the manner specified therein and in the related Prospectus Supplement.

Surety Bond or Insurance Policy

     If specified in the related Prospectus Supplement, insurance with respect to a Series or one or more of its Classes will be provided by one or more insurance companies. Such insurance will guarantee, with respect to one or more Classes of the related Series, distributions of interest or principal in the manner and amount specified in the related Prospectus Supplement.




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     If specified in the related Prospectus Supplement, a surety bond will be purchased for the benefit of the holders of any Series or Class or such Series to assure distributions of interest or principal with respect to such Series or Class of Certificates in the manner and amount specified in the related Prospectus Supplement.

Spread Account

     If specified in the related Prospectus Supplement, support for a Series or one or more of its Classes will be provided by the periodic deposit of certain available excess cash flow from the Trust assets into an account (the "Spread Account") intended to assist with subsequent distribution of interest and principal on the Certificates of such Class or Series in the manner specified in the related Prospectus Supplement.

Reserve Account

     If specified in the related Prospectus Supplement, support for a Series or one or more of its Classes or any related Enhancement will be provided by a reserve account (the "Reserve Account"). The Reserve Account may be funded, to the extent provided in the related Prospectus Supplement, by an initial cash deposit, the retention of certain periodic distributions of principal, interest or both otherwise payable to one or more Classes of Certificates, including the Subordinated Certificates, or the provision of a letter of credit, guarantee, insurance policy or other form of credit or any combination thereof. The Reserve Account will be established to assist with the subsequent distribution of principal or interest on the Certificates of such Series or Class or amounts owing on any related Enhancement as provided in the related Prospectus Supplement.


                   CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Transfer of Receivables

     The Transferor will represent and warrant in the Agreement that the transfer of Receivables by it to the Trust is either a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the related Receivables, except for the Transferor Interest, or the grant to the Trustee of a security interest in such Receivables.
The Transferor also will represent and warrant in the Agreement that, if the transfer of Receivables by the Transferor to the Trust is deemed to create a security interest under Chapter 9 of the Louisiana Commercial Laws, as in effect in the State of Louisiana (the "UCC"), there will exist a valid, subsisting and enforceable first priority perfected security interest in such Receivables created thereafter in favor of the Trustee on and after their creation, except for certain tax and other governmental liens. For a discussion of the Trust's rights arising from a breach of these warranties, see "Description of the Certificates -- Representations and Warranties."


     The Transferor will represent as to Receivables to be conveyed that the Receivables are "accounts", "chattel paper" or "general intangibles" for purposes of the UCC. Both the absolute transfer and assignment of accounts and the transfer of accounts as security for an obligation are treated for certain purposes under Article 9 of the UCC as creating a security interest therein and are subject to its provisions, and the filing of an appropriate financing statement is required to perfect the interest of the Trust. Financing statements covering the Receivables have been and will be filed with the appropriate governmental authority to protect the interests of the Trust in the Receivables.

     There are certain limited circumstances under the UCC in which a prior or subsequent transferee of Receivables coming into existence after a Closing Date could have an interest in such Receivables with priority over the Trust's interest. Under the Agreement, however, the Transferor will represent and warrant that it transferred the Receivables to the Trust free and clear of the lien of any third party. In addition, the Transferor will covenant that it will not sell, pledge, assign, transfer or grant any lien on any Receivable (or any interest therein) other than to the Trust. A tax or government lien or other nonconsensual lien on property of the Transferor arising prior to the time a Receivable comes into existence may also have priority over the interest of the Trust in such Receivable. In addition, if the FDIC were appointed as conservator or receiver of the Transferor, certain administrative expenses of the receiver may also have priority over the interest of the Trust in such Receivable. If a conservatorship or receivership proceeding were to be commenced involving the Transferor and the conservator or receiver of the Transferor were to take the position that the transfer of the Receivables from the Transferor to the Trust should be characterized as the grant of a security interest in such Receivables, then delays in distributions on the Certificates and reductions in such distributions could result. In addition, while the Transferor is the Servicer, cash collections held by the Transferor may, subject to certain conditions, be commingled and used for the benefit of the Transferor prior to the date on which such collections are required to be deposited in the Finance Charge Account and Principal Account as described under "Description of Certificates -- Application of Collections." In the event of the conservatorship or receivership of the Transferor or, in certain circumstances, the lapse of certain time periods, the Trust may not have a perfected interest in such collections and, in such event, the Trust may suffer a loss of all or part of such collections which may result in a loss to Certificateholders.

Certain Matters Relating to Receivership

     The Transferor is chartered as a national banking association and is subject to regulation and supervision by the Office of the Comptroller of the Currency, which is authorized to appoint the FDIC as conservator or receiver of the Transferor upon the occurrence of certain events relating to the Transferor's financial condition.

     The FDIA, as amended by FIRREA, sets forth certain powers that the FDIC in its capacity as conservator or receiver for the Transferor could exercise. Positions taken by the FDIC prior to the passage of FIRREA suggest that the FDIC, if appointed as conservator or receiver for the Transferor, would not interfere with the timely transfer to the Trust of payments collected on the Receivables or interfere with the timely liquidation of related Receivables, as described below. To the extent that the Transferor has granted a security interest in Receivables to the Trust, and that interest was validly perfected before the Transferor's insolvency and was not taken in contemplation of the insolvency of the Transferor, or with the intent to hinder, delay or defraud the Transferor or the creditors of the Transferor, the FDIA provides that such security interest should not be subject to avoidance by the FDIC. However, such positions are not binding on the FDIC and if the FDIC were to assert a contrary position, such as by requiring the Trustee to establish its right to those payments by submitting to and completing the administrative claims procedure under the FDIA, or were the conservator or receiver to request a stay of proceedings with respect to the Transferor as provided under the FDIA, delays in payments on the related Series of Certificates and possible reductions in the amount of those payments, resulting in losses to the Certificateholders, could occur. In addition, the FDIC, if appointed as the conservator or receiver for the Transferor has the power under the FDIA to repudiate contracts, including secured contracts of the Transferor. The FDIA provides that a claim for damages arising from the repudiation of a contract is limited to "actual direct compensatory damages." In the event the FDIC were to be appointed as conservator or receiver of the Transferor and were to repudiate the Agreement, then the amount payable out of available collections to the Certificateholders could be lower than the outstanding principal and accrued interest on the Certificates.

     Upon the appointment of a conservator or receiver or upon a voluntary liquidation with respect to the Transferor, the Transferor will promptly give notice thereof to the Trustee and a Pay Out Event will occur with respect to all Series then outstanding under the Trust. Pursuant to the Agreement, newly created Principal Receivables will not be transferred to the Trust on and after any such appointment or voluntary liquidation. Under the Agreement, the proceeds from the sale of the Receivables would be treated as collections of the Receivables and the Investor Percentage of such proceeds would be distributed to the Certificateholders or, if so specified in the related Prospectus Supplement, collected and held for the benefit of Certificateholders. This procedure could be delayed, as described above. If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the conservator or receiver may have the power to prevent the commencement of a Rapid Amortization Period or, if applicable with respect to a Series as specified in the related Prospectus Supplement, a Rapid Accumulation Period. In addition, a conservator or receiver may have



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



the power to cause the early sale of the Receivables and the early retirement of the Certificates, which could reduce the effective yield to Certificateholders. See "Description of the Certificates -- Pay Out Events."

     Upon the Transferor becoming insolvent, the Transferor also may be unable (or not required) to perform its obligations with respect to the repurchase of Ineligible Receivables and dilution of Receivables resulting from various adjustments to Receivables or fraudulently created
Receivables.

Consumer Protection Laws

     The relationships of cardholders, credit card issuers and lenders are extensively regulated by Federal and state consumer protection laws. With respect to credit cards issued by the Transferor, the most significant laws include the Federal Truth-in-Lending, Equal Credit Opportunity, Fair Credit Reporting, Fair Debt Collection Practice and Electronic Funds Transfer Acts, at the Federal level, and the Louisiana Consumer Credit Law, Louisiana Collection Agency Regulation Act and Louisiana Equal Credit Opportunity Law. Certain of these statutes impose disclosure requirements when a credit card account is advertised, when it is opened, at the end of Billing Cycles and at year end. In addition, certain of these statutes limit customer liability for unauthorized use, prohibit certain discriminatory practices in extending credit, and impose certain limitations on the type of account-related charges that may be assessed. Cardholders are entitled under these laws to have payments and credits applied to the credit card accounts promptly, to receive prescribed notices and to require billing errors to be resolved promptly. The Trust may be liable for certain violations of consumer protection laws that apply to the related Receivables, either as assignee from the Transferor with respect to obligations arising before transfer of the Receivables to the Trust or as a party directly responsible for obligations arising after the transfer. In addition, a cardholder may be entitled to assert such violations by way of set-off against his obligation to pay the amount of Receivables owing. The Transferor will warrant in the Agreement that all related Receivables have been and will be created in compliance with the requirements of such laws. The Servicer will also agree in the Agreement to indemnify the Trust, among other things, for any liability arising from such violations caused by the Servicer. For a discussion of the Trust's rights arising from the breach of these warranties, see "Description of the Certificates -- Representations and Warranties."

     In addition, the SSCRA provides for a stay of court proceedings against military personnel (including Air Force personnel) on active duty if the ability of such person to defend against a suit would be materially affected by reason of military service and limits to 6% per year the interest chargeable to military personnel (including Air Force personnel) on active duty on obligations incurred by such person prior to entrance into such service unless the obligee obtains a court order allowing a higher rate to be charged. The SSCRA could adversely affect the Servicer's ability to collect on Receivables generated under First NBC's USAF Club Card program and other military programs, which make up a significant portion of the Trust Portfolio. See "First NBC's Credit Card Activities -- General." In its experience to date with the military programs, First NBC does not believe that the SSCRA has had a material impact on its collection efforts, but there can be no assurance that the SSCRA would not have an adverse effect in the future.

     Certain jurisdictions may attempt to require out-of-state credit card issuers to comply with such jurisdiction's consumer protection laws (including laws limiting the charges imposed by such credit card issuers) in connection with their operations in such jurisdictions. A successful challenge by such a jurisdiction could have an adverse impact on the Transferor's credit card operations or the yield on the Receivables in the Trust.

     Application of Federal and state bankruptcy and debtor relief laws would affect the interests of the Certificateholders if such laws result in any related Receivables being written off as uncollectible when the amount available under any Credit Enhancement is equal to zero. See "Description of the Certificates -- Defaulted Receivables; Rebates and Fraudulent Charges; Investor Charge-Offs."

                    U.S. FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion, summarizing the material anticipated Federal income tax consequences of the purchase, ownership and disposition of the Certificates of a Series, is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), proposed, temporary and final Treasury regulations thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. To the extent that the following summary relates to matters of law or legal conclusions with respect thereto, such summary represents the opinion of Mayer, Brown & Platt, special federal tax counsel for the Bank subject to the qualifications set forth herein. Mayer, Brown & Platt have prepared or reviewed the statements in this Prospectus under the heading "U.S. Federal Income Tax Consequences," and are of the opinion that such statements are correct in all material respects. This discussion does not address every aspect of the Federal income tax laws that may be relevant to Certificate Owners of a Series in light of their personal investment circumstances or to certain types of Certificate Owners of a Series subject to special treatment under the Federal income tax laws (for example, banks and life insurance companies). Accordingly, investors should consult their own tax advisors regarding Federal, state, local, foreign and any other tax consequences to them of any investment in the Certificates of a Series. PROSPECTIVE INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH REGARD TO THE FEDERAL TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP, OR DISPOSITION OF INTERESTS IN CERTIFICATES, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, FOREIGN COUNTRY, OR OTHER TAXING JURISDICTION.

Characterization of the Certificates as Indebtedness

     Mayer, Brown & Platt, or such other counsel specified in the related Prospectus Supplement, will act as special tax counsel to the Bank ("Special Tax Counsel") and will, upon issuance of a Series of Certificates, render an opinion to the Bank based on the assumptions and qualifications set forth therein that the Certificates of such Series that are offered pursuant to a Prospectus Supplement (the "Offered Certificates") will be treated as indebtedness for Federal income tax purposes. A copy of such opinion will be filed with the Commission with a Report on Form 8-K following the issuance of a Series of Certificates. However, opinions of counsel are not binding on the Internal Revenue Service (the "IRS"), and there can be no assurance that the IRS could not successfully challenge this conclusion.

     The Transferor expresses in the Agreement its intent that for Federal, state, local and foreign income or franchise tax purposes, the Offered Certificates of each Series will be indebtedness secured by the Receivables. The Transferor agrees and each Certificateholder and Certificate Owner, by acquiring an interest in an Offered Certificate, agrees or will be deemed to agree to treat the Offered Certificates of such Series as indebtedness for Federal, state and local income or franchise tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transactions contemplated by the Agreement, the Transferor expects to treat such transaction, for regulatory and financial accounting purposes, as a sale of an ownership interest in the Receivables and not as a debt obligation.

     In general, whether for Federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by the property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the IRS and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured indebtedness for Federal income tax purposes, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Special Tax Counsel may analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Receivables has not been transferred to the Certificate Owners.



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     In some instances, courts have held that a taxpayer is bound by a particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. It is expected that Special Tax Counsel may advise that the rationale of those cases will not apply to the transaction evidenced by a Series of Certificates because the form of the transaction, as reflected in the operative provisions of the documents, either is not inconsistent with the characterization of the Offered Certificates of such Series as debt for Federal income tax purposes or otherwise makes the rationale of those cases inapplicable to this situation.

Taxation of Interest Income of Certificateholders

     As set forth above, Special Tax Counsel will render an opinion to the Bank that the Offered Certificates will constitute indebtedness for Federal income tax purposes, and accordingly, interest thereon generally will be includible in income by Certificate Owners as ordinary income when received (in the case of a cash basis taxpayer) or accrued (in the case of an accrual basis taxpayer) in accordance with their respective methods of tax accounting. Interest received on the Offered Certificates may also constitute "investment income" for purposes of certain limitations of the Code concerning the deductibility of investment interest expense.

     While it is not anticipated that the Offered Certificates will be issued at a greater than de minimis discount, under Treasury regulations (the "Regulations") the Offered Certificates may nevertheless be deemed to have been issued with original issue discount ("OID"). This could be the case, for example, if interest payments for a Series are not deemed to be payments of "qualified stated interest" because (i) Certificate Owners of a Series do not have default remedies ordinarily available to holders of debt instruments and (ii) no penalties are imposed on the Bank or the Trust as a result of any failure to make interest payments. As a result, if such Regulations were to apply, all of the taxable income to be recognized with respect to the Offered Certificates would be includible in income as OID but would not be includible again when the interest is actually received.

     If the Offered Certificates are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the Regulations, the following rules will apply. The excess of the "stated redemption price at maturity" of an Offered Certificate over the original issue price (in this case, the initial offering price at which a substantial amount of the Offered Certificates are sold to the public) will constitute OID. A Certificate Owner must include OID in income as interest over the term of the Offered Certificate under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. Accordingly, cash basis taxpayers would effectively be treated as being on the accrual method and therefore be required to include interest into income prior to the receipt of cash representing that income. In the case of a debt instrument as to which the repayment of principal may be accelerated as a result of the prepayment of other obligations securing the debt instrument, the periodic accrual of OID is determined by taking into account both the prepayment assumptions used in pricing the debt instrument and the prepayment experience. If this provision applies to a Class of Certificates (which is not clear), the amount of OID which will accrue in any given "accrual period" may either increase or decrease depending upon the actual prepayment rate. Accordingly, each Certificate Owner should consult its own tax adviser regarding the impact to it of the OID rules if the Offered Certificates are issued with OID. Under the Regulations, a holder of a Certificate issued with de minimis OID must include such OID in income proportionately as principal payments are made on a Class of Certificates.

     A holder who purchases an Offered Certificate at a discount from its adjusted issue price may be subject to the "market discount" rules of the Code. These rules provide, in part, for the treatment of gain attributable to accrued market discount as ordinary income upon the receipt of partial principal payments or on the sale or other disposition of the Offered Certificate, and for the deferral of interest deductions with respect to debt incurred to acquire or carry the market discount Offered Certificate.

     A subsequent holder who purchases an Offered Certificate at a premium may elect to amortize and deduct this premium over the remaining term of the Offered Certificate in accordance with rules set forth in Section 171 of the Code.

Sale of a Certificate

     In general, a Certificate Owner will recognize gain or loss upon the sale, exchange, redemption, or other taxable disposition of an Offered Certificate measured by the difference between (i) the amount of cash and the fair market value of any property received (other than amounts attributable to, and taxable as, accrued interest) and (ii) the Certificate Owner's tax basis in the Offered Certificate (as increased by any OID or market discount previously included in income by the holder and decreased by any deductions previously allowed for amortizable bond premium and by any payments reflecting principal or OID received with respect to such Certificate). Subject to the market discount rules discussed above and to the one-year holding requirement for long-term capital gain treatment, any such gain or loss generally will be long-term capital gain or loss, provided that the Offered Certificate was held as a capital asset. The maximum ordinary income rate for individuals, estates, and trusts exceeds the maximum long-term capital gains rate for such taxpayers. In addition, any capital losses realized generally may be used by a corporate taxpayer only to offset capital gains and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

Tax Classification of Trust

     The Agreement permits the issuance of Classes of Certificates that are treated for Federal income tax purposes either as indebtedness or as an interest in a partnership. Accordingly, the Trust could be characterized either as (i) a security device to hold Receivables securing the repayment of the Certificates of all Series or (ii) a partnership in which the Transferor and certain classes of Certificateholders are partners, and which has issued debt represented by other classes of Certificates of the Trust (including the Offered Certificates). In connection with the issuance of Certificates of any Series, Special Tax Counsel will render an opinion to the Bank, based on the assumptions and qualifications set forth therein, that under then current law, the issuance of the Certificates of such Series will not cause the Trust to be classified for Federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation. A copy of such opinion will be filed with the Commission with a Report on Form 8-K following the issuance of a Series of Certificates.

FASIT Legislation

     In August, 1996, the United States Congress passed and President Clinton signed into law the "Small Business Job Protection Act of 1996," H.R. 3448 (the "SBJP Act"). The SBJP Act creates a new type of entity for federal income tax purposes called a "financial asset securitization investment trust" or "FASIT." The effective date of the FASIT provisions of the SBJP Act is September 1, 1997. The SBJP Act enables certain arrangements similar to the Trust to elect to be treated as a FASIT. Under the FASIT provisions of the SBJP Act a FASIT generally would avoid federal income taxation and could issue securities substantially similar to the Certificates, and those securities would be treated as debt for federal income tax purposes. If so specified in the related Prospectus Supplement, the Trust may make an election to be treated as a FASIT. The Agreement may contain any such terms and provide for the issuance of Certificates on such terms and conditions as are permitted to a FASIT and described in the related Prospectus Supplement. In addition, upon satisfying certain conditions set forth in the Agreement, the Transferor, Servicer and the Trustee will be permitted to amend the Agreement in order to enable all or a portion of the Trust to qualify as a FASIT and to permit a FASIT election to be made with respect thereto, and to make such modifications to the Agreement as may be permitted by reason of the making of such an election. See "Description of Certificates -- Amendments." However, there can be no assurance that the Transferor will or will not cause any permissible FASIT election to be made with respect to the Trust or amend the Agreement in connection with any election. In addition, if such an election is made, it may cause a Certificateholder to recognize gain (but not loss) with respect to any Certificates held by it, even though Special Tax Counsel will deliver its opinion that a Certificate will be treated as debt for federal income tax purposes without regard to the election and the Certificate would be treated as debt following the election. Additionally, any such election and any related amendments to the Agreement may have other tax and non-tax consequences to Certificateholders. Accordingly, prospective Certificateholders should consult their tax advisors with regard to the effects of any such election and any permitted related amendments on them in their particular circumstances.


Possible Classification of the Transaction as a Partnership or as an Association Taxable as a Corporation

     The opinion of Special Tax Counsel with respect to Offered Certificates will not be binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this Prospectus and a related Prospectus Supplement constitutes a sale of the Receivables (or an interest therein) to the Certificate Owners of one or more Series or Classes and that the proper classification of the legal relationship between the Bank and some or all of the Certificate Owners or Certificateholders of one or more Series resulting from the transaction is that of a partnership (including a publicly traded partnership), a publicly traded partnership taxable as a corporation, or an association taxable as a corporation. The Transferor currently does not intend to comply with the Federal income tax reporting requirements that would apply if any Classes of Certificates were treated as interests in a partnership or corporation (unless, as is permitted by the Agreement, an interest in a Trust is issued or sold that is intended to be classified as an interest in a partnership).

     If a transaction were treated as creating a partnership between the Transferor and the Certificate Owners or Certificateholders of one or more Series, the partnership itself would not be subject to Federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the partners of such partnership, including the Certificate Owners or Certificateholders of such Series, would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of a Certificate Owner could differ if the Offered Certificates were held to constitute partnership interests, rather than indebtedness. Moreover, unless the partnership were treated as engaged in a trade or business, an individual's share of expenses of the partnership would be miscellaneous itemized deductions that, in the aggregate, are allowed as deductions only to the extent they exceed two percent of the individual's adjusted gross income, and would be subject to reduction under Section 68 of the Code if the individual's adjusted gross income exceeded certain limits. As a result, the individual might be taxed on a greater amount of income than the stated rate on the Offered Certificates. Finally, assuming a transaction were treated as creating a partnership, all or a portion of any taxable income allocated to a Certificate Owner that is a pension, profit-sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) may, under certain circumstances, constitute "unrelated business taxable income" which generally would be taxable to the holder under the Code.

     If it were determined that a transaction created an entity classified as an association or as a publicly traded partnership taxable as a corporation, the Trust would be subject to Federal income tax at corporate income tax rates on the income it derives from the Receivables, which would reduce the amounts available for distribution to the Certificate Owners, possibly including Certificate Owners of a Class that is treated as indebtedness. Such classification may also have adverse state and local tax consequences that would reduce amounts available for distribution to Certificate Owners. Cash distributions to the Certificate Owners (except any Class not recharacterized as an equity interest in an association) generally would be treated as dividends for tax purposes to the extent of such deemed corporation's earnings and profits.

Foreign Investors

     As set forth above, Special Tax Counsel will render an opinion, upon issuance, that the Offered Certificates will be treated as debt for U.S. Federal income tax purposes. The following information describes the U.S. Federal income tax treatment of investors that are not U.S. persons ("Foreign Investors") if the Offered Certificates are treated as debt. The term "Foreign Investor" means any person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for U.S. Federal income tax purposes, regardless of its source.

     Interest, including OID, paid to a Foreign Investor will be subject to U.S. withholding taxes at a rate of 30% unless (i) the income is "effectively connected" with the conduct by such Foreign Investor of a trade or business in the United States or (ii) the Foreign Investor and each securities clearing organization, bank, or other financial institution that holds the Offered Certificates on behalf of the customer in the ordinary course of its trade or business, in the chain between the Certificate Owner and the U.S. person otherwise required to withhold the U.S. tax, complies with applicable identification requirements and the Certificate Owner does not actually or constructively own 10% or more of the voting stock of the Bank (or, upon the issuance of an interest in the Trust that is treated as a partnership interest, any holder of such interest) and is not a controlled foreign corporation with respect to the Bank (or the holder of such an interest). Applicable identification requirements generally will be satisfied if there is delivered to a securities clearing organization (i) IRS Form W-8 signed under penalties of perjury by the Certificate Owner, stating that the Certificate Owner is not a U.S. person and providing such Certificate Owner's name and address, (ii) IRS Form 1001, signed by the Certificate Owner or such Certificate Owner's agent, claiming exemption from withholding under an applicable tax treaty, or (iii) IRS Form 4224 signed by the Certificate Owner or such owner's agent, claiming exemption from withholding of tax on income effectively connected with the conduct of a trade or business in the United States; provided that in any such case (x) the applicable form is delivered pursuant to applicable procedures and is properly transmitted to the United States entity otherwise required to withhold tax and (y) none of the entities receiving the form has actual knowledge that the Certificate Owner is a U.S. person.

     A Certificate Owner that is a nonresident alien or foreign corporation will not be subject to U.S. Federal income tax on gain realized upon the sale, exchange, or redemption of an Offered Certificate, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States, (ii) in the case of a Certificate Owner that is an individual, such Certificate Owner is not present in the United States for 183 days or more during the taxable year in which such sale, exchange, or redemption occurs, and (iii) in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

     If the interests of the Certificate Owners of a Series were reclassified as interests in a partnership (not taxable as a corporation), such recharacterization could cause a Foreign Investor to be treated as engaged in a trade or business in the United States. In such event the Certificate Owner of such Series would be required to file a Federal income tax return and, in general, would be subject to Federal income tax, including branch profits tax in the case of a Certificateholder that is a corporation, on its net income from the partnership. Further, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the sum, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. income tax liability.

     If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.


                            STATE AND LOCAL TAXATION

     The discussion above does not address the tax treatment of the Trust, the Certificates of any Series, or the Certificate Owners of any Series under state and local tax laws. Prospective investors are urged to consult their own tax advisors regarding state and local tax treatment of the Trust and the Certificates of any Series, and the consequences of purchase, ownership or disposition of the Certificates of any Series under any state or local tax law.

                               ERISA CONSIDERATIONS

     Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the plan. ERISA also imposes certain duties on persons who are fiduciaries of plans subject to ERISA and prohibits certain transactions between a plan and parties in interest with respect to such plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a plan is considered to be a fiduciary of such plan (subject to certain exceptions not here relevant). A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons.

     Plan fiduciaries must determine whether the acquisition and holding of the Certificates of a Series and the operations of the Trust would result in direct or indirect prohibited transactions under ERISA and the Code. The operations of the Trust could result in prohibited transactions if Benefit Plans (as defined below) that purchase the Certificates of a Series are deemed to own an interest in the underlying assets of the Trust. There may also be an improper delegation of the responsibility to manage Benefit Plan assets if Benefit Plans that purchase the Certificates are deemed to own an interest in the underlying assets of the Trust.

     Pursuant to a final regulation (the "Final Regulation") issued by the Department of Labor ("DOL") concerning the definition of what constitutes the "plan assets" of an employee benefit plan subject to ERISA or the Code, or an individual retirement account ("IRA") (collectively referred to as "Benefit Plans"), the assets and properties of certain entities in which a Benefit Plan makes an equity investment could be deemed to be assets of the Benefit Plan in certain circumstances. Accordingly, if Benefit Plans purchase Certificates of a Series, the Trust could be deemed to hold plan assets unless one of the exceptions under the Final Regulation is applicable to the Trust.

     The Final Regulation only applies to the purchase by a Benefit Plan of an "equity interest" in an entity. Assuming that interests in Certificates of a Series are equity interests, the Final Regulation contains an exception that provides that if a Benefit Plan acquires a "publicly-offered security," the issuer of the security is not deemed to hold plan assets. A publicly-offered security is a security that is (i) freely transferable,
(ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and (iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (B) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. In addition, the Final Regulation provides that if at all times more than 75% of the value of all classes of equity interests in Certificates of a Series are held by investors other than benefit plan investors (which is defined as including plans subject to ERISA, government plans and IRAs), the investing plan's assets will not include any of the underlying assets of the Trust.

     There are no restrictions imposed on the transfer of the Certificates offered hereby, and the Certificates offered hereby will be sold as part of an offering pursuant to an effective registration statement under the Securities Act. At or before the conclusion of the offering, the underwriters will notify the Transferor and the Trustee as to whether or not the Certificates of any Series (or if there is more than one Class in a Series each Class) will be expected to be held by at least 100 separately named persons at the conclusion of the offering. The Transferor will not, however, determine whether there will, in fact, be at least 100 separately named persons or whether the 100-investor requirement of the exception for publicly offered securities is satisfied as to the Certificates of such Series (or Class). If the Certificates of any Series (or if there is more than one Class in a Series in any Class) are expected to be held by at least 100 separately named persons at the conclusion of the offering, those Certificates will be timely registered under the Exchange Act.

     If interests in the Certificates of a Series fail to meet the criteria of publicly-offered securities and the Trust's assets are deemed to include assets of Benefit Plans that are Certificateholders, transactions involving the Trust and "parties in interest" or "disqualified persons" with respect to such plans might be prohibited under Section 406 of ERISA and Section 4975 of the Code unless an exemption is applicable. Thus, for example, if a participant in any Benefit Plan is a cardholder of one of the Accounts, under DOL interpretations the purchase of interests in Certificates by such plan could constitute a prohibited transaction. In addition, the Transferor, Servicer, Trustee or any underwriter of such Series may be considered to be a party in interest, disqualified person or fiduciary with respect to an investing Benefit Plan. Accordingly, an investment by a Benefit Plan in Certificates may be a prohibited transaction under ERISA and the Code unless such investment is subject to a statutory or administrative exemption. Four class exemptions issued by the DOL that could apply in such event are DOL Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers), PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds), PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts) and PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts). There is no assurance that these exemptions, even if all of the conditions specified therein are satisfied, or any other exemption will apply to all transactions involving the Trust's assets.

     IN LIGHT OF THE FOREGOING, FIDUCIARIES OF A BENEFIT PLAN CONSIDERING THE PURCHASE OF INTERESTS IN CERTIFICATES OF ANY SERIES SHOULD CONSULT THEIR OWN COUNSEL AS TO WHETHER THE ASSETS OF THE TRUST WHICH ARE REPRESENTED BY SUCH INTERESTS WOULD BE CONSIDERED PLAN ASSETS, AND WHETHER, UNDER THE GENERAL FIDUCIARY STANDARDS OF INVESTMENT PRUDENCE AND DIVERSIFICATION, AN INVESTMENT IN CERTIFICATES OF ANY SERIES IS APPROPRIATE FOR THE BENEFIT PLAN TAKING INTO ACCOUNT THE OVERALL INVESTMENT POLICY OF THE BENEFIT PLAN AND THE COMPOSITION OF THE BENEFIT PLAN'S INVESTMENT PORTFOLIO. In addition, fiduciaries should consider the consequences that would apply if the Trust's assets were considered plan assets, the applicability of exemptive relief from the prohibited transaction rules, and, whether all conditions for such exemptive relief would be satisfied.

     In particular, insurance companies considering the purchase of Certificates of any Series should consult their own benefits or other appropriate counsel with respect to the United States Supreme Court's decision in John Hancock Mutual Life Insurance Co. v. Harris Trust & Savings Bank, 114 S. Ct. 517 (1993) ("John Hancock") and the applicability of PTE 95-60. In John Hancock, the Supreme Court held that assets held in an insurance company's general account may be deemed to be "plan assets" under certain circumstances; however, PTE 95-60 may exempt some or all of the transactions that could occur as the result of the acquisition and holding of the Certificates of a Series by an insurance company general account from the penalties normally associated with prohibited transactions. Accordingly, investors should analyze whether John Hancock and PTE 95-60 or any other exemption may have an impact with respect to their purchase of the Certificates of any Series.


                         PLAN OF DISTRIBUTION

     The Transferor may sell or cause Certificates to be sold (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. In addition, the Transferor or its affiliates may act as selling agent for the Certificates, if so specified in the related Prospectus Supplement. The related Prospectus Supplement in respect of a Series offered hereby will set forth the terms of the offering of such Certificates, including the name or names of any underwriters, the purchase price of such Certificates and the proceeds to the Transferor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial offering price and any discounts or concessions allowed or reallowed or paid to dealers and the extent, if any, to which any or all of such underwriters may engage in stabilizing transactions and syndicate covering transactions with respect to the related Certificates. Only underwriters so named in such Prospectus Supplement shall be deemed to be underwriters in connection with the Certificates offered thereby.

     Subject to the terms and conditions set forth in an underwriting agreement (an "Underwriting Agreement") to be entered into with respect to each series of Certificates, the Transferor will agree to sell or cause the Trust to sell to each of the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase from the Transferor or Trust, as applicable, the principal amount of Certificates set forth therein and in the related Prospectus Supplement (subject to proportional adjustment on the terms and conditions set forth in the related Underwriting Agreement in the event of an increase or decrease in the aggregate amount of Certificates offered hereby and by the related Prospectus Supplement).

     In each Underwriting Agreement, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Certificates offered hereby and by the related Prospectus Supplement if any of such Certificates are purchased. In the event of a default by any underwriter, each Underwriting Agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting underwriters may be increased or the Underwriting Agreement may be terminated.

     Each Underwriting Agreement will provide that the Transferor will indemnify the related underwriters against liabilities relating to the adequacy of disclosure to investors, including under the Securities Act of 1933, as amended.

     The place and time of delivery for any Series of Certificates in respect of which this Prospectus is delivered will be set forth in the accompanying Prospectus Supplement.


                                LEGAL MATTERS

     Certain legal matters relating to the issuance of the Certificates will be passed upon for the Transferor by Mayer, Brown & Platt, Chicago, Illinois. Certain legal matters relating to the Federal tax consequences of the issuance of the Certificates will be passed upon for the Transferor by Mayer, Brown & Platt. Certain legal matters relating to the issuance of the Certificates will be passed upon for the Underwriters by Orrick, Herrington & Sutcliffe LLP, New York, New York.

              INDEX OF DEFINED TERMS FOR PROSPECTUS

Term                                                         Page

Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . 5, 6
Accumulation Period. . . . . . . . . . . . . . . . . . . . . . .7
Additional Accounts. . . . . . . . . . . . . . . . . . . . . . .6
Additional Transferors . . . . . . . . . . . . . . . . . . . . 41
Adjusted Investor Interest . . . . . . . . . . . . . . . . . . 54
Agent banks. . . . . . . . . . . . . . . . . . . . . . . . . . 29
Aggregate Principal Receivables. . . . . . . . . . . . . . . . 49
Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Amortization Period. . . . . . . . . . . . . . . . . . . . . . .7
Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Automatic Additional Accounts. . . . . . . . . . . . . . . . . 44
Bank . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 5, 11
Bank Portfolio . . . . . . . . . . . . . . . . . . . . . . . . .5
Base Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . 72
BHC Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
BIF. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Billed Finance Charge Receivables. . . . . . . . . . . . . . . 49
Billing Cycle. . . . . . . . . . . . . . . . . . . . . . . . . 30
Cash Collateral Account. . . . . . . . . . . . . . . . . . . . 63
Cash Collateral Guaranty . . . . . . . . . . . . . . . . . . . 63
Cede . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Cedel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Cedel Participants . . . . . . . . . . . . . . . . . . . . . . 37
Certificate Owners . . . . . . . . . . . . . . . . . . . . . . .3
Certificate Rate . . . . . . . . . . . . . . . . . . . . . . . .7
Certificateholders . . . . . . . . . . . . . . . . . . . . . . .3
Certificates . . . . . . . . . . . . . . . . . . . . . . . . 1, 5
Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 5
Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . 13
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
Collateral Interest. . . . . . . . . . . . . . . . . . . . . . 63
Collection Account . . . . . . . . . . . . . . . . . . . . . . 12
COMMISSION . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Controlled Accumulation Amount . . . . . . . . . . . . . . . . 15
Controlled Accumulation Period . . . . . . . . . . . . . . . . 14
Controlled Amortization Amount . . . . . . . . . . . . . . . . 13
Controlled Amortization Period . . . . . . . . . . . . . . . . 13
Controlled Deposit Amount. . . . . . . . . . . . . . . . . . . 15
Controlled Distribution Amount . . . . . . . . . . . . . . . . 13
Conversion Date. . . . . . . . . . . . . . . . . . . . . . . . 48
Cooperative. . . . . . . . . . . . . . . . . . . . . . . . . . 37
Corporation. . . . . . . . . . . . . . . . . . . . . . . . 12, 33
Counterparties . . . . . . . . . . . . . . . . . . . . . . . . 61
Credit Enhancement . . . . . . . . . . . . . . . . . . . . . . .6
Credit Enhancement Percentage. . . . . . . . . . . . . . . . . 48
Credit Enhancement Provider. . . . . . . . . . . . . . . . . . .8
Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . . .8
Defaulted Accounts . . . . . . . . . . . . . . . . . . . . . . .8
Definitive Certificates. . . . . . . . . . . . . . . . . . . . 11
Depositaries . . . . . . . . . . . . . . . . . . . . . . . . . 35
Depository . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Determination Date . . . . . . . . . . . . . . . . . . . . . . 54
Disclosure Document. . . . . . . . . . . . . . . . . . . . . . 10
Discount Percentage. . . . . . . . . . . . . . . . . . . . . . 46

Distribution Account . . . . . . . . . . . . . . . . . . . . . 46
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . 12
DOL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
DTC. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3, A-1
DTC Participants . . . . . . . . . . . . . . . . . . . . . . . 35
Eligible Account . . . . . . . . . . . . . . . . . . . . . . . 43
Eligible Receivable. . . . . . . . . . . . . . . . . . . . . . 43
Enhancement. . . . . . . . . . . . . . . . . . . . . . . . . . .6
Enhancement Invested Amount. . . . . . . . . . . . . . . . . . 62
ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Euroclear. . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Euroclear Operator . . . . . . . . . . . . . . . . . . . . . . 37
Euroclear Participants . . . . . . . . . . . . . . . . . . . . 37
Excess Allocation Series . . . . . . . . . . . . . . . . . . . 17
Excess Funding Account . . . . . . . . . . . . . . . . 19, 46, 53
Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . .3
FASIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
FCSC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
FDIA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Final Regulation . . . . . . . . . . . . . . . . . . . . . . . 72
Finance Charge Account . . . . . . . . . . . . . . . . . . . . 46
Finance Charge Receivables . . . . . . . . . . . . . . . . . . .9
FIRREA . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
First Bankcard . . . . . . . . . . . . . . . . . . . . . . . . 29
First NBC. . . . . . . . . . . . . . . . . . . . . . . . 1, 5, 11
Foreign Investor . . . . . . . . . . . . . . . . . . . . . . . 70
Foreign Investors. . . . . . . . . . . . . . . . . . . . . . . 70
Full Investor Interest . . . . . . . . . . . . . . . . . . . . 19
Funding Period . . . . . . . . . . . . . . . . . . . . . . . . 19
GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Global Securities. . . . . . . . . . . . . . . . . . . . . . .A-1
Group Investor Charge-Offs . . . . . . . . . . . . . . . . . . 50
Group Investor Default Amounts . . . . . . . . . . . . . . . . 50
Group Investor Finance Charge Collections. . . . . . . . . . . 50
Group Investor Monthly Interest. . . . . . . . . . . . . . . . 51
Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Indirect Participants. . . . . . . . . . . . . . . . . . . . . 35
Ineligible Receivable. . . . . . . . . . . . . . . . . . . . . 42
Interchange. . . . . . . . . . . . . . . . . . . . . . . . . . .6
Interest Funding Account . . . . . . . . . . . . . . . . . . . 39
Interest Period. . . . . . . . . . . . . . . . . . . . . . . . 12
Investor Charge-Off. . . . . . . . . . . . . . . . . . . . . . 54
Investor Default Amount. . . . . . . . . . . . . . . . . . . . 54
Investor Finance Charge Collections. . . . . . . . . . . . . . 51
Investor Interest. . . . . . . . . . . . . . . . . . . . . . . .7
Investor Monthly Fees. . . . . . . . . . . . . . . . . . . . . 51
Investor Percentage. . . . . . . . . . . . . . . . . . . . . . .8
IRA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
IRS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
John Hancock . . . . . . . . . . . . . . . . . . . . . . . . . 73
LIBOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Minimum Aggregate Principal Receivables. . . . . . . . . . . . 44
Minimum Transferor Interest. . . . . . . . . . . . . . . . .9, 44
Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . 12
Moody's. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
Net Default Amount . . . . . . . . . . . . . . . . . . . . . . .8
Net Recoveries . . . . . . . . . . . . . . . . . . . . . . . . .8
New Issuance . . . . . . . . . . . . . . . . . . . . . . . . . 10

Offered Certificates . . . . . . . . . . . . . . . . . . . . . 67
OID. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
Other Account Revenues . . . . . . . . . . . . . . . . . . . . .6
Paired Series. . . . . . . . . . . . . . . . . . . . . . . 18, 54
Partial Amortization . . . . . . . . . . . . . . . . . . . . . 17
Participation Agreement. . . . . . . . . . . . . . . . . . . . 44
Participations . . . . . . . . . . . . . . . . . . . . . . .6, 44
Pay Out Event. . . . . . . . . . . . . . . . . . . . . . . . . 16
Permitted Investments. . . . . . . . . . . . . . . . . . . . . 47
Portfolio Yield. . . . . . . . . . . . . . . . . . . . . . . . 26
Pre-Funding Account. . . . . . . . . . . . . . . . . . . . . . 19
Pre-Funding Amount . . . . . . . . . . . . . . . . . . . . 19, 47
Principal Amortization Period. . . . . . . . . . . . . . . . . 14
Principal Commencement Date. . . . . . . . . . . . . . . . . . 13
Principal Funding Account. . . . . . . . . . . . . . . . . 14, 15
Principal Receivables. . . . . . . . . . . . . . . . . . . . . .9
Principal Sharing Series . . . . . . . . . . . . . . . . . 18, 54
Private Label Accounts . . . . . . . . . . . . . . . . . . . . .6
Prospectus Supplement. . . . . . . . . . . . . . . . . . . . . .1
PTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
Purchased Interest . . . . . . . . . . . . . . . . . . . . . . 11
Qualified Institution. . . . . . . . . . . . . . . . . . . . . 46
Rapid Accumulation Period. . . . . . . . . . . . . . . . . . . 15
Rapid Amortization Period. . . . . . . . . . . . . . . . . . . 16
Rating Agency. . . . . . . . . . . . . . . . . . . . . . . . . 21
Reallocated Investor Finance Charge Collections. . . . . . . . 50
Reallocation Group . . . . . . . . . . . . . . . . . . . . . . 18
Receivables. . . . . . . . . . . . . . . . . . . . . . . . . 1, 5
Record Date. . . . . . . . . . . . . . . . . . . . . . . . . . 34
Recoveries . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . 68
Removed Accounts . . . . . . . . . . . . . . . . . . . . . . . .9
Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . 64
Retention Condition. . . . . . . . . . . . . . . . . . . . . . 53
Revolving Period . . . . . . . . . . . . . . . . . . . . . . . 13
SAIF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
SBJP Act . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Scheduled Payment Date . . . . . . . . . . . . . . . . . . . . 13
Securities Act . . . . . . . . . . . . . . . . . . . . . . . . 10
Senior Certificates. . . . . . . . . . . . . . . . . . . . . . .7
Series . . . . . . . . . . . . . . . . . . . . . . . . .1, 5, A-1
Series Supplement. . . . . . . . . . . . . . . . . . . . . . . .5
Series Termination Date. . . . . . . . . . . . . . . . . . . . 55
Service Transfer . . . . . . . . . . . . . . . . . . . . . . . 58
Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Servicer Default . . . . . . . . . . . . . . . . . . . . . . . 58
Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . 11
Shared Principal Collections . . . . . . . . . . . . . . . . . 18
Special Tax Counsel. . . . . . . . . . . . . . . . . . . . . . 67
Specified Trust Termination Date . . . . . . . . . . . . . . . 55
Spread Account . . . . . . . . . . . . . . . . . . . . . . . . 64
SSCRA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Standard & Poor's. . . . . . . . . . . . . . . . . . . . . . . 46
Subordinated Certificates. . . . . . . . . . . . . . . . . . . .7
Supplemental Certificates. . . . . . . . . . . . . . . . . . . 10
Swaps. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Tax Opinion. . . . . . . . . . . . . . . . . . . . . . . . . . 10
Terms and Conditions . . . . . . . . . . . . . . . . . . . . . 38
Transfer Date. . . . . . . . . . . . . . . . . . . . . . . 15, 48

Transferor . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Transferor Certificate . . . . . . . . . . . . . . . . . . . . 10
Transferor Interest. . . . . . . . . . . . . . . . . . . . . . .8
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . 34
Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 5
Trust Portfolio. . . . . . . . . . . . . . . . . . . . . . . . 32
Trust Termination Date . . . . . . . . . . . . . . . . . . . . 55
Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . . .A-3
UCC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
Underwriting Agreement . . . . . . . . . . . . . . . . . . . . 73
USAF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

                                                                    ANNEX I

     GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered First NBC Credit Card Master Trust Asset Backed Certificates (the "Global Securities") to be issued in Series from time to time (each, a "Series") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Cedel or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

     Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back- valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debit will be valued instead as of the actual settlement date.

     Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participant a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Cedel or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date. Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Certificates that are non-U.S. Persons can obtain a complete exemption form the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for United States tax purposes, regardless of its source. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global Securities.

                                               [Alternate Pages - Prospectus]

                 SUBJECT TO COMPLETION, DATED MAY ___, 1997

                                 PROSPECTUS

                     First NBC Credit Card Master Trust
                         Asset Backed Certificates
                      First National Bank of Commerce
                          Transferor and Servicer

                             -----------------

     The Asset Backed Certificates (collectively, the "Certificates") described herein may be sold from time to time in one or more series (each, a "Series"), in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). The Certificates in each Series will represent an undivided interest in the First NBC Credit Card Master Trust (the "Trust"). The Trust will be formed pursuant to a pooling and servicing agreement between First National Bank of Commerce ("First NBC" or the "Bank"), as transferor and servicer, and The First National Bank of Chicago, as trustee. Certain capitalized terms used in this Prospectus are defined elsewhere in this Prospectus and in the accompanying Prospectus Supplement. Please refer to the "Index of Defined Terms for Prospectus" on page 78 for a listing of the pages on which all such terms are defined.

     The property of the Trust will include receivables (the "Receivables") generated from time to time in a portfolio of revolving credit accounts, all monies due or to become due in payment of the Receivables, any collateral securing the Receivables, all proceeds of the foregoing and proceeds of credit life insurance policies relating to the Receivables and all monies on deposit in certain bank accounts of the Trust, as more fully described herein. Additionally, with respect to any Series or Class offered hereby, the Trust assets also may include (i) the right to receive other revenues and/or (ii) credit enhancement and interest rate protection arrangements for such Series or Class, as described in the related Prospectus Supplement. The Bank will initially own the remaining undivided interest in the Trust not represented by the Certificates issued by the Trust and will initially service the related Receivables.

     Each Series will consist of one or more classes of Certificates (each, a "Class"), one or more of which may be fixed rate Certificates, floating rate Certificates or other types of Certificates, as specified in the related Prospectus Supplement. Each Certificate will represent an undivided interest in the Trust, and the interest of the holders of each Class or Series of Certificates will include the right to receive a varying percentage of each month's collections with respect to the Receivables at the times, in the manner and to the extent described herein and, with respect to any Series offered hereby, in the related Prospectus Supplement. Interest and principal payments with respect to each Series offered hereby will be made as specified in the related Prospectus Supplement. One or more Classes of a Series offered hereby may be entitled to the benefits of a cash collateral account or guaranty, a collateral interest, a letter of credit, a surety bond, an insurance policy or other form of enhancement as specified in the Prospectus Supplement relating to that Series. In addition, any Series offered hereby may include one or more Classes which are subordinated in right and priority to payment of principal of, and/or interest on, one or more other Classes of that Series or another Series, in each case to the extent described in the related Prospectus Supplement. Each Series of Certificates or Class offered hereby will be rated in one of the four highest rating categories by at least one nationally recognized rating organization.

     While the specific terms of any Series in respect of which this Prospectus is being delivered will be described in the related Prospectus Supplement, the terms of such Series will not be subject to prior review by, or consent of, the Certificateholders of any previously issued Series.


              Potential investors should consider, among other
                 things, the information set forth in "Risk
                   Factors" commencing on page 23 of this
                                Prospectus.



  THE CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST NBC OR ANY AFFILIATE THEREOF. A CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR (EXCEPT FOR RECEIVABLES ARISING IN PRIVATE LABEL ACCOUNTS, WHICH REPRESENTED LESS THAN __% OF THE RECEIVABLES AS OF __________, 1997) ANY OTHER GOVERNMENTAL AGENCY.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     Certificates may be sold by the Bank or the Trust directly to purchasers, through agents designated from time to time, through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. If underwriters or agents are involved in the offering of the Certificates of any Series offered hereby, the name of the managing underwriter or underwriters or agents will be set forth in the related Prospectus Supplement. If an underwriter, agent or dealer is involved in the offering of the Certificates of any Series offered hereby, the underwriter's discount, agent's commission or dealer's purchase price will be set forth in, or may be calculated from, the related Prospectus Supplement, and the net proceeds to the Bank from such offering will be the public offering price of such Certificates less such discount in the case of an underwriter, the purchase price of such Certificates less such commission in the case of an agent or the purchase price of such Certificates in the case of a dealer, and less, in each case, the other the applicability of PTE 95-60. In John Hancock, the Supreme Court held that assets held in an insurance company's general account may be deemed to be "plan assets" under certain circumstances; however, PTE 95-60 may exempt some or all of the transactions that could occur as the result of the acquisition and holding of the Certificates of a Series by an insurance company general account from the penalties normally associated with prohibited transactions. Accordingly, investors should analyze whether John Hancock and PTE 95-60 or any other exemption may have an impact with respect to their purchase of the Certificates of any Series.


                            PLAN OF DISTRIBUTION

     This Prospectus is to be used by First NBC in connection with offers and sales related to market-making transactions in the Certificates in which it acts as principal. First NBC may also act as agent in such transactions. Sales will be made at prices related to the prevailing prices at the time of sale. The net proceeds of such sales will be used by First NBC for its general corporate purposes.


                               LEGAL MATTERS

     Certain legal matters relating to the issuance of the Certificates will be passed upon for the Transferor by Mayer, Brown & Platt, Chicago, Illinois. Certain legal matters relating to the Federal tax consequences of the issuance of the Certificates will be passed upon for the Transferor by Mayer, Brown & Platt. Certain legal matters relating to the issuance of the Certificates will be passed upon for the Underwriters by Orrick, Herrington & Sutcliffe LLP, New York, New York.

                              [Alternate Pages - form of Prospectus Supplement]


                SUBJECT TO COMPLETION, DATED _________, 199_
       PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED __________ ___, 199_
                                     $
                     FIRST NBC CREDIT CARD MASTER TRUST
                   $    Class A [Floating Rate] [__%] Asset
                     Backed Certificates, Series 199_-_
                   $    Class B [Floating Rate] [__%] Asset
                     Backed Certificates, Series 199_-_

                      First National Bank of Commerce

                          Transferor and Servicer

                             -----------------


Each Class A [Floating Rate] [__%] Asset Backed Certificate, Series 199_-___ (collectively, the "Class A Certificates") and each Class B [Floating Rate] [__%] Asset Backed Certificate, Series 199_-___ (collectively, the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") will represent the right to receive certain payments from the First NBC Credit Card Master Trust, created pursuant to a Pooling and Servicing Agreement between First National Bank of Commerce ("First NBC" or the "Bank"), as transferor and servicer, and The First National Bank of Chicago, as trustee. Certain capitalized terms used in this Prospectus Supplement are defined elsewhere in this Prospectus Supplement and the accompanying Prospectus. Please refer to the "Index of Defined Terms for Prospectus Supplement" on page S-51 and the "Index of Defined Terms for Prospectus" on page 78 for a listing of the pages on which such terms are defined.


     The property of the Trust includes receivables (the "Receivables") generated from time to time in a portfolio of MasterCard(R), VISA(R) and private label revolving credit card accounts (the "Accounts"), all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and proceeds of credit insurance policies relating to the Receivables, all monies in certain bank accounts of the Trust and certain other property as described herein. In addition, the Collateral Interest will be issued in the initial amount of $____________ and will be subordinated to the Certificates as described herein. First NBC will initially own the remaining undivided interest in the Trust not represented by the Certificates, the Collateral Interest and other interests issued by the Trust from time to time and will initially service the Receivables. First NBC may from time to time offer other Series of certificates that evidence undivided interests in certain assets of the Trust, which may have terms significantly different from the Certificates.
                                                   (continued on next page)

There currently is no secondary market for the Certificates, and there is no assurance that one will develop or, if one does, that it will continue until the Certificates are paid in full. Potential investors should consider, among other things, the information set forth in "Risk Factors" commencing on page S-17 herein and page 23 in the Prospectus.


THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF FIRST NBC OR ANY AFFILIATE THEREOF. A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR (EXCEPT FOR RECEIVABLES ARISING IN PRIVATE LABEL ACCOUNTS, WHICH REPRESENTED LESS THAN __% OF THE RECEIVABLES AS OF THE CUT-OFF DATE) ANY OTHER GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus Supplement and the Prospectus Supplement may be used by First NBC in connection with market-making transactions in the Certificates. First NBC may act as principal or agent in such transactions. Such transactions will be at prices related to prevailing market prices at the time of sale.


                      FIRST NATIONAL BANK OF COMMERCE

   The Date of this Prospectus Supplement is _______________ _____, 199_ not be paid. In no event shall the Trust, the Trustee, the Holders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange. The Class A Servicing Fee and the Class B Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof as described under "-- Application of Collections."

     The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Trustee and independent certified public accountants and other fees which are not expressly stated in the Agreement to be payable by the Trust or the Holders other than federal, state and local income and franchise taxes, if any, of the Trust.

Reports to Holders

     On each Transfer Date, the Trustee will forward to each Holder of record, a statement prepared by the Servicer setting forth the items described in "Description of the Certificates -- Reports to Holders" in the Prospectus. In addition, such statement will include (a) the amount, if any, withdrawn from the Principal Funding Account for such Transfer Date, and (b) the Collateral Interest, if any, for such Transfer Date.

                              UNDERWRITING

     This Prospectus Supplement and the related Prospectus may be used by First NBC in connection with offers and sales related to market-making transactions in the Certificates in which it acts as principal. Sales will be made at prices related to the prevailing prices at the time of sale. First NBC does not have an obligation to make a market in the Certificates, and it may discontinue any such market-making activities at any time without notice, in its sole discretion.

==========================================

     No dealer, salesman or other person
has been authorized to give any
information or to make any
representation not contained or
incorporated by reference in this
Prospectus Supplement or the
accompanying Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Transferor or any agent or Underwriter. Neither this
Prospectus Supplement nor the
accompanying Prospectus constitutes an
offer or solicitation by anyone in any
state in which such offer or
solicitation is not authorized or in
which the person making such offer or
solicitation is not qualified to do so
or to anyone to whom it is unlawful to
make such offer or solicitation. Neither the delivery of this Prospectus
Supplement or the accompanying
Prospectus, nor any sale made hereunder
or thereunder shall, under any
circumstances, create any implication
that there has been no change in the
affairs of the Transferor or the
Receivables or the Accounts since the
date hereof or thereof or that the
information contained or incorporated by reference herein or therein is correct as of any time subsequent to its date.

            TABLE OF CONTENTS

          Prospectus Supplement
                                     Page

SUMMARY OF TERMS......................S-4
RISK FACTORS.........................S-17
FIRST NBC'S CREDIT CARD
   PORTFOLIO.................. ......S-17
THE RECEIVABLES......................S-21
MATURITY ASSUMPTIONS.................S-25
RECEIVABLE YIELD CONSIDERATIONS......S-27
   FIRST NBC AND FIRST COMMERCE
CORPORATION..........................S-28
DESCRIPTION OF THE CERTIFICATES......S-28
UNDERWRITING.........................S-48
INDEX OF DEFINED TERMS FOR
    PROSPECTUS SUPPLEMENT............S-51

               Prospectus

Prospectus Supplement.... ..............3
Reports to Certificateholders...........3
Available Information...................4
Incorporation of Certain
   Documents by Reference...............4
Prospectus Summary .....................5
Risk Factors...........................22
The Trust..............................29
First NBC's Credit Card
   Activities..........................29
The Receivables........................32
Maturity Assumptions...................33
Use of Proceeds........................33
First NBC and First Commerce
   Corporation.........................33
Description of the Certificates........34
Credit Enhancement.....................61
Certain Legal Aspects of
   the Receivables.....................64
U.S. Federal Income Tax
   Consequences........................66
State and Local Taxation....... .......71
ERISA Considerations...................71
Plan of Distribution...................73
Legal Matters..........................73
Index of Terms for Prospectus..........74
Annex 1: Global Clearance, Settlement
    and Tax Documentation Procedures..A-1

Until _______ __, 199_, all dealers
effecting transactions in the
Certificates, whether or not
participating in this distribution,
may be required to deliver a
Prospectus Supplement and a
Prospectus.  This delivery
requirement is in addition to
the obligation of dealers to
deliver a Prospectus
Supplement and a Prospectus when
acting as underwriters and with
respect to their unsold
allotments or subscriptions.

=========================================

=========================================


               First NBC
        Credit Card Master Trust




         $____________ Class A
         [Floating Rate] [___%]
              Asset Backed
      Certificates, Series 199_-_



         $____________ Class B
         [Floating Rate] [___%]
              Asset Backed
      Certificates, Series 199_-_


          First National Bank
              of Commerce


        Transferor and Servicer




         ---------------------
         Prospectus Supplement
         ---------------------









    First National Bank of Commerce






=========================================

                                                      PART II

Item 14. Other Expenses of Issuance and Distribution

     The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

         Registration Fee..................................................   $227,272.73
         Printing and Engraving............................................     40,000.00
         Trustee's Fees....................................................     10,000.00
         Legal Fees and Expenses...........................................    250,000.00
         Blue Sky Fees and Expenses........................................      8,000.00
         Accountants' Fees and Expenses....................................     50,000.00
         Rating Agency Fees................................................    170,000.00
         Miscellaneous Fees................................................
         Total    .........................................................   $755,272.73
                                                                              ===========


         --------------


ITEM 15. Indemnification of Directors and Officers

         The Registrant maintains directors' and officers' liability insurance. Articles V and VI of the Registrant's Articles of Association provide as follows:

                                 ARTICLE V

             Limitation of Liability of Directors and Officers

         A. No director or officer of the Association shall be liable to the Association or to its shareholder for monetary damages for breach of his fiduciary duty as a director or officer, provided that the foregoing provision shall not eliminate or limit the liability of a director or officer for (a) any breach of his duty of loyalty to the Association or its shareholder; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) liability for unlawful distributions of the association's assets to, or redemption or repurchase of the Association's shares from, the shareholder of the Association; or (d) any transaction from which he derived an improper personal benefit.

         B. The Board of Directors may, with the approval of the shareholder, (a) cause the Association to enter into contracts with directors and officers providing for the limitation of liability set forth in this Article V and for indemnification to the fullest extent permitted by law.

         C. Any amendment or repeal of this Article V shall not adversely affect any elimination or limitation of liability of a director or officer of the Association under this Article V with respect to any action or inaction occurring prior to the time of such amendment or repeal.





                                                       II-1


                                 ARTICLE VI

                              Indemnification


         Section 1. Definitions. As used in this Article the following terms shall have the meanings set out below:

                  a.  "Board" - the Board of Directors of the Association.

                  b. "Claim" - any threatened or pending or completed claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether made judicially or extra-judicially, or any separate issue or matter therein, as the context requires.

                  c. "Determining Body" - (i) the shareholder, or (ii) if a majority of the members of the board of directors of the shareholder are parties to the Claim, or the shareholder so directs, independent legal counsel, which may be the regular outside counsel of the Association.

                  d. "Disbursing Officer" - the Chief Executive Officer of the Association or, if the Chief Executive Officer is a party to the Claim for which indemnification is being sought, any officer not a party to such Claim who is designated by the shareholder to be the Disbursing Officer with respect to indemnification requests related to the Claim, which designation shall be made promptly after receipt of the initial request for indemnification with respect to such Claim.

                 e. "Expenses" - any expenses or costs (including, without limitation, attorney's fees, judgments, punitive or exemplary damages, fines and amounts paid in settlement).

                  f. "Indemnitee" - each person who is or was a director or officer of the Association, but such term shall not include any person who was a director or officer of any institution absorbed by the Association by way of merger, consolidation, transfer of assets or otherwise, provided that nothing herein shall prevent the Association from providing indemnification to such persons under circumstances which the Association determines in its discretion to be appropriate and in accordance with law.

         Section 2.   Indemnity.

                  a. To the extent such Expenses exceed the sum of amounts paid or due under or pursuant to (i) policies of liability insurance maintained by the Association, (ii) policies of liability insurance maintained by or on behalf of Indemnitee and (iii) provisions for indemnification in the by-laws, resolutions or other instruments of any entity other than the Association or its shareholder, the Association shall indemnify Indemnitee against any Expenses actually and reasonably incurred by him (as they are incurred) in connection with any Claim either against him or as to which he is involved solely as a witness or person required to give evidence, by reason of his position.

                  (1)  as a director or officer of the Association,

                  (2) as a director or officer of any subsidiary of the Association or as fiduciary with respect to any employee benefit plan of the Association, or

                  (3) as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other for profit or not for profit entity or enterprise, if such position is or was held at the request of the Association, whether relating to service in such position, before or after the effective date of this Article, if he (i) is successful in his defense of the Claim on the merits or otherwise or (ii) has been found by the Determining Body
(acting in good faith) to have met the Standard of Conduct; provided that
(A) the amount otherwise payable by the Association may be reduced by the Determining Body to such amount as it deems proper if it determines that the Claim involved the receipt of a personal benefit by Indemnitee, and (B) no indemnification shall be made (i) in respect of any Claim as to which Indemnitee shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals



                                                       II-2




therefrom, to be liable for willful or intentional misconduct in the performance of his duty to the Association or to have obtained an improper personal benefit, or (ii) for expenses, penalties or other payments incurred in an administrative proceeding or action instituted by a bank regulatory agency, which action results in a final order assessing civil monetary penalties or payments to the Association, unless in each such case, and only to the extent that, a court shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the court deems proper.

                  b. The Standard of Conduct is met when the conduct by an Indemnitee with respect to which a Claim is asserted was conduct that he reasonably believed to be in, or not opposed to, the best interest of the Association, and, in the case of a criminal action or proceeding, that he had no reasonable cause to believe was unlawful. The termination of any Claim by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not meet the Standard of Conduct.

                  c. Promptly upon becoming aware of the existence of any Claim as to which he may be indemnified hereunder, Indemnitee shall notify the Chief Executive Officer of the Association of the Claim and whether he intends to seek indemnification hereunder. If such notice indicates that Indemnitee does so intend, the Chief Executive Officer shall promptly notify the shareholder, which shall promptly establish the Determining
Body. After the Determining Body has been established the Chief Executive
Officer shall inform Indemnitee thereof and Indemnitee shall immediately provide the Determining Body with all facts relevant to the Claim known to him. Within 60 days of the receipt of such information, together with such additional information as the Determining Body may request of Indemnitee, the Determining Body shall determine, and shall advise Indemnitee of its determination, whether Indemnitee has met the Standard of Conduct. The
Determining Body may extend such sixty-day period by no more than an additional sixty days.

                  d. Indemnitee shall promptly inform the Determining Body upon his becoming aware of any relevant facts not therefore provided by him to the Determining Body, unless the Determining Body has obtained such facts by other means. If, after determining that the Standard of Conduct has been met, the Determining Body obtains facts of which it was not aware at the time it made such determination, the Determining Body on its own motion, after notifying Indemnitee and providing him an opportunity to be heard, may, on the basis of such facts, revoke such determination, provided that in the absence of actual fraud by Indemnitee no such revocation may be made later than thirty days after final disposition of the Claim.

                  e. In the case of any Claim not involving a proposed, threatened or pending criminal proceeding,

                  (1) If Indemnitee has, in the good faith judgment of the Determining Body, met the Standard of Conduct, the Association may, in its sole discretion after notice to Indemnitee, assume all responsibility for the defense of the Claim, and, in any event, the Association and Indemnitee each shall keep the other informed as to the progress of the defense, including prompt disclosure of any proposals for settlement; provided that if the Association or the shareholder is a party to the Claim and Indemnitee reasonably determines that there is a conflict between the positions of the Association or the shareholder and Indemnitee with respect to the Claim, then Indemnitee shall be entitled to conduct his defense, with counsel of his choice; and provided further that Indemnitee shall in any event be entitled at his expense to employ counsel chosen by him to participate in the defense of the Claim; and

                  (2) The Association shall fairly consider any proposals by Indemnitee for settlement of the Claim. If the Association (A) proposes a settlement acceptable to the person asserting the Claim, or (B) believes a settlement proposed by the person asserting the Claim should be accepted, it shall inform Indemnitee of the terms thereof and shall fix a reasonable date by which Indemnitee shall respond. If Indemnitee agrees to such terms, he shall execute such documents as shall be necessary to effect the settlement. If he does not agree he may proceed with the defense of the Claim in any manner he chooses, but if he is not successful on the merits or otherwise, the



                                                       II-3




Association's obligation to indemnify him for any Expenses incurred following his disagreement shall be limited to the lesser of (A) the total
Expenses incurred by him following his decision not to agree to such proposed settlement or (B) the amount the Association would have paid pursuant to the terms of the proposed settlement. If, however, the proposed settlement would impose upon Indemnitee any requirement to act or refrain from acting that would materially interfere with the conduct of his affairs, Indemnitee may refuse such settlement and proceed with the defense of the Claim, if he so desires, at the Association's expense without regard to the limitations imposed by the preceding sentence. In no event, however, shall the Association be obligated to indemnify Indemnitee for any amount paid in a settlement that the Association has not approved.

                  f. In the case of a Claim involving a proposed, threatened or pending criminal proceeding, Indemnitee shall be entitled to conduct the defense of the Claim, and to make all decisions with respect thereto, with counsel of his choice; provided that the Association shall not be obligated to indemnify Indemnitee for an amount paid in settlement that the Association has not approved.

                  g. After notifying the Association of the existence of a Claim, Indemnitee may from time to time request the Association to pay the Expenses (other than judgments, fines, penalties or amounts paid in settlement) that he incurs in pursuing a defense of the Claim prior to the time that the Determining Body determines whether the Standard of Conduct has been met. If the Disbursing Officer believes the amount requested to be reasonable, he shall pay to Indemnitee the amount requested (regardless of Indemnitee's apparent ability to repay such amount) upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Association under the circumstances. If the Disbursing Officer does not believe such amount to be reasonable, the Association shall pay the amount deemed by him to be reasonable, and Indemnitee may apply directly to the Determining Body for the remainder of the amount requested.

                  h. After it has been determined that the Standard of Conduct was met, for so long as and to the extent that the Association is required to indemnify Indemnitee under this Article, the provisions of Paragraph (g) shall continue to apply with respect to Expenses incurred after such time except that (i) no undertaking shall be required of Indemnitee and (ii) the Disbursing Officer shall pay to Indemnitee such amount of any fines, penalties or judgments against him which have become final and as to which the Association is obligated to indemnify him.

                  i. Any determination by the Association with respect to settlements of a Claim shall be made by the Determining Body.

                  j. The Association and Indemnitee shall keep confidential, to the extent permitted by law and their fiduciary obligations, all facts and determinations provided or made pursuant to or arising out of the operation of this Agreement, and the Association and Indemnitee shall instruct it or his agents and employees to do likewise.

         Section 3.  Enforcement.

                  a. The rights provided by this Article shall be enforceable by Indemnitee in any court of competent jurisdiction.

                  b. If Indemnitee seeks a judicial adjudication of his rights under this Article Indemnitee shall be entitled to recover from the Association, and shall be indemnified by the Association against, any and all Expenses actually and reasonably incurred by him in connection with such proceeding but only if he prevails therein. If it shall be determined that Indemnitee is entitled to receive part but not all of the relief sought, then Indemnitee shall be entitled to be reimbursed for all Expenses incurred by him in connection with such judicial adjudication if the amount to which he is determined to be entitled exceeds 50% of the amount of his claim. Otherwise, the Expenses incurred by Indemnitee in connection with such judicial adjudication shall be appropriately prorated.




                                                       II-4




                  c. In any judicial proceeding described in this subsection, the Association shall bear the burden of proving that Indemnitee is not entitled to any Expenses sought with respect to any Claim.

         Section 4. Saving Clause. If any provision of this Article is determined by a court having jurisdiction over the matter to require the Association to do or refrain from doing any act that is in violation of applicable law, the court shall be empowered to modify or reform such provision so that, as modified or reformed, such provision provides the maximum indemnification permitted by law, and such provision, as so modified or reformed, and the balance of this Article, shall be applied in accordance with their terms. Without limiting the generality of the foregoing, if any portion of this Article shall be invalidated on any ground, the Association shall nevertheless indemnify an Indemnitee to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by law with respect to that portion that has been invalidated.

         Section 5.  Non-Exclusivity.

                  a. The indemnification and advancement of Expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights to which Indemnitee is or may become entitled under any statute, article of association or incorporation, by-law, authorization of shareholders or directors, agreement, or otherwise, provided that unless required by law any indemnification payment made otherwise than pursuant to this Article must be approved by the shareholder.

                  b. It is the intent of the Association by this Article to indemnify and hold harmless Indemnitee to the fullest extent permitted by law, so that if applicable law would permit the Association to provide broader indemnification rights than are currently permitted, the Association shall indemnify and hold harmless Indemnitee to the fullest extent permitted by applicable law notwithstanding that the other terms of this Article would provide for lesser indemnification, provided that unless otherwise required by law or the express terms of this Article, no indemnification payment may be made unless it is approved by the shareholder.

         Section 6. Successors and Assigns. This Article shall inure to the benefit of Indemnitee's heirs, personal representatives, and assigns and to the benefit of the Association, its successors and assigns.

         Section 7.  Indemnification of Other Persons.

                  The Association may indemnify any person not covered by Sections 1 through 6 of this Article to the extent provided in a resolution of the shareholder or a separate provision of these Articles.

         Section 8.  Restrictions on Indemnification By Law and Regulation.

         Notwithstanding any provision of this Article to the contrary, no indemnification or advancement of expenses may be made if, in the good faith opinion of the shareholder, such indemnification or advancement of expenses could violate any applicable law or regulation, unless the Association has received evidence satisfactory to it that no such violation would occur.

ITEM 16. Exhibits and Financial Statements
(a)      Exhibits

         1.1      Form of Underwriting Agreement. *
         3.1      Articles of Association.*
         3.2      By-Laws.*
         4.1      Form of Pooling and Servicing Agreement.*
         4.2      Form of Series Supplement (including form of Certificate).*




                                                       II-5





         5.1      Opinion of Mayer, Brown & Platt with respect to legality.*
         8.1      Opinion of Mayer, Brown & Platt with respect to tax matters.*
         23.1     Consent of Mayer, Brown & Platt (to be included in opinion filed as Exhibit 5.1).*
         24.1     Powers of Attorney.*
-----------------------------------
*        Previously filed.


         (b)      Financial Statements

         All financial statements, schedules and historical financial information have been omitted as they are not applicable.

ITEM 17. Undertakings

         The undersigned registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.
         Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering rate may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that (a)(i) and (a)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to Section 13 or Section
15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new



                                                       II-6




registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) To provide to the underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

         (f) That insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (g) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule
424(b)(i) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (h) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



                                                       II-7





                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on July 11, 1997.



         FIRST NATIONAL BANK OF COMMERCE
         as originator of the Trust and registrant


         By:  /s/ Michael J. Fowler
              --------------------------
           Name: Michael J. Fowler
           Title: Executive Vice President
                   Senior ALCO Officer


         Pursuant to the requirements of the Securities Act of 1933, Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Signature                                                             Title                                  Date


        *                                             President and Chief Executive Officer                 July 11, 1997
------------------------                                                                                    =======
Ashton J. Ryan, Jr.                                     and Director (Principal Executive
                                                                      Officer)

        *                                                     Chairman of the Board                         July 11, 1997
------------------------                                                                                    =======
Howard C. Gaines

        *                                                 Secretary (Principal Financial                    July 11, 1997
------------------------                                                                                    =======
Michael A. Flick                                                     Officer)

        *                                                Controller (Principal Accounting                   July 11, 1997
------------------------                                                                                    =======
Jane B. Truett                                                       Officer)

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======

Margaret Moss Allums


        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======

Ian Arnof


        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======

William G. Barry


        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Sydney J. Besthoff III

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======

John D. Charbonnet

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Laurance Eustis, Jr.





                                                           II-8




Signature                                                             Title                                  Date
---------                                                             -----                                  ----

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Norman C. Francis

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
John J. Gelpi, Jr.
        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Erik F. Johnsen

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
J. Merrick Jones, Jr.
        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Harry Merritt Lane III

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Edwin Lupberger

        *                                                            Director                               July 11, 1997
------------------                                                                                          =======
Robert W. Merrick

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
G. Frank Purvis, Jr.

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Edward M. Simmons

        *                                                            Director                               July 11, 1997
------------------------                                                                                    =======
Charles C. Teamer


* Signature by Thomas L. Callicutt, Jr., as Attorney-in-Fact under Power of Attorney


/s/ Thomas L. Callicutt, Jr.
-----------------------------


                                  EXHIBITS INDEX




Exhibit No.           Description of Exhibit                                                                    Sequential
                                                                                                                Page Number
1.1                  Form of Underwriting Agreement. *
3.1                  Articles of Association.*
3.2                  By-Laws.*
4.1                  Form of Pooling and Servicing Agreement. *
4.2                  Form of Series Supplement (including form of Certificate). *
5.1                  Opinion of Mayer, Brown & Platt with respect to legality. *
8.1                  Opinion of Mayer, Brown & Platt with respect to tax matters. *
23.1                 Consent of Mayer, Brown & Platt (to be included in opinion filed as Exhibit 5.1).*
24.1                 Powers of Attorney.*
-----------------------------------------
*    Previously filed.




                                                           II-10